   As filed with the Securities and Exchange Commission on October 23, 2001
                                                           Registration No. 333-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               -----------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------
                             WACHOVIA CORPORATION
                   (Formerly named First Union Corporation)
            (Exact name of registrant as specified in its charter)
                               -----------------
        North Carolina                56-0898180
(State or Other Jurisdiction of     (IRS Employer
Incorporation or Organization)  Identification Number)
                               -----------------
                           WACHOVIA CAPITAL TRUST II
            (Exact Name of Registrant as Specified in Its Charter)
                               -----------------
           Delaware                   56-6494470
(State or Other Jurisdiction of     (IRS Employer
Incorporation or Organization)  Identification Number)
                               -----------------
                       CENTRAL FIDELITY CAPITAL TRUST I
            (Exact Name of Registrant as Specified in Its Charter)
                               -----------------
           Delaware                   54-1848917
(State or Other Jurisdiction of     (IRS Employer
Incorporation or Organization)  Identification Number)

                            One First Union Center
                     Charlotte, North Carolina 28288-0013
                                (704) 374-6828
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                               -----------------
                             Mark C. Treanor, Esq.
            Executive Vice President, Secretary and General Counsel
                             Wachovia Corporation
                            One First Union Center
                     Charlotte, North Carolina 28288-0013
                                (704) 374-6828
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                               -----------------
                                   Copy to:
                             Mark J. Menting, Esq.
                              Sullivan & Cromwell
                               125 Broad Street
                         New York, New York 10004-2498
                                (212) 558-4859
                               -----------------
   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of the Registration Statement as determined by market conditions.
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Proposed       Proposed
                                                         maximum        maximum
        Title of each class of          Amount to be  offering price   aggregate       Amount of
      securitiesto be registered        registered(1)    per unit    offering price registration fee
-----------------------------------------------------------------------------------------------------
Junior Subordinated Deferrable
  Interest Debentures of Wachovia
  Corporation..........................      $0                                           $0
-----------------------------------------------------------------------------------------------------
Preferred Securities of Wachovia
  Capital Trust II.....................      $0                                           $0
-----------------------------------------------------------------------------------------------------
Guarantees of Preferred Securities of
  Wachovia Capital Trust II by
  Wachovia Corporation(2)..............      N/A                                          N/A
-----------------------------------------------------------------------------------------------------
Floating Rate Junior Subordinated
  Debt Securities, Series A, of
  Wachovia Corporation(3)..............      $0                                           $0
-----------------------------------------------------------------------------------------------------
Floating Rate Capital Trust Pass-
  through Securities, Series A, of
  Central Fidelity Capital Trust I(3)..      $0                                           $0
-----------------------------------------------------------------------------------------------------
Guarantee of Wachovia Corporation
  with respect to Floating Rate Capital
  Trust Pass-through Securities, Series
  A(3).................................      N/A                                          N/A
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)This registration statement relates only to market-making transactions by and through affiliates of the registrants of (A) the Floating Rate Capital Securities, previously registered by Wachovia Corporation and Wachovia Capital Trust II pursuant to the Registration Statement on Form S-3 (Registration Nos. 333-19365 and 333-19365-01) and (B) the Floating Rate Capital Trust Pass-through securities, Series A previously registered by Central Fidelity Banks, Inc. and Central Fidelity Capital Trust I pursuant to the Registration Statement on Form S-4 (Registration Nos. 333-28917 and 333-28917-01).
(2)This Registration Statement is deemed to cover the Junior Subordinated Deferrable Interest Debentures of Wachovia Corporation, the rights of holder of the Junior Subordinated Deferrable Interest Debentures of Wachovia Corporation under the related Indenture, the rights of the holder of the Preferred Securities of Wachovia Capital Trust II under the Declaration, the rights of holders of Preferred Securities under the Guarantee of Wachovia Corporation, which taken together, fully irrevocably and unconditionally guarantee all of the respective obligations of Wachovia Capital Trust II under the Preferred Securities.
(3)This Registration Statement is deemed to cover the Floating Rate Junior Subordinated Debt Securities, Series A of Wachovia Corporation, the rights of holders of such Floating Rate Junior Subordinated Debt Securities, Series A under the related Indenture, the rights of holders of Floating Rate
   Capital Trust Pass-through Securities, Series A of Central Fidelity Capital Trust I under the Amended and Restated Declaration of Trust of Central Fidelity Capital Trust I and the rights of holders of the Floating Rate Capital Trust Pass-through Securities, Series A under the Guarantee of Wachovia Corporation, which taken together fully and unconditionally guarantee the obligations of Central Fidelity Capital Trust I under the Floating Rate Capital Trust Pass-through Securities, Series A.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any State.


                            SUBJECT TO COMPLETION,
                            DATED OCTOBER 23, 2001

                                 $300,000,000

                           WACHOVIA CAPITAL TRUST II

                       Floating Rate Capital Securities
               (Liquidation Amount $1,000 per Capital security)

   Fully and unconditionally guaranteed, as described in this Prospectus, by

                             WACHOVIA CORPORATION
                   (Formerly named First Union Corporation)

                               -----------------

   This Prospectus covers the remarketing from time to time of the Floating Rate Capital Securities (the "Capital Securities") by First Union Securities, Inc., an affiliate of Wachovia Corporation (formerly named First Union Corporation) ("Wachovia") and Wachovia Capital Trust II. The Capital Securities were originally offered pursuant to the Prospectus Supplement, dated January 28, 1997, and Base Prospectus, dated January 22, 1997, attached to this Prospectus and constituting a part of this Prospectus. References to the former Wachovia Corporation or the Corporation in the attached Prospectus Supplement and Base Prospectus refer, where applicable, to Wachovia.

   See "Risk Factors" beginning on page S-5 of the attached Prospectus Supplement, dated January 28, 1997, for a discussion of certain factors that you should consider before investing in the Capital Securities.

   THESE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL AGENCY.

                               -----------------

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This Prospectus will be used by First Union Securities, Inc. in connection with offers and sales related to market-making and other transactions in the Capital Securities. First Union Securities, Inc. may act as principal or agent in these transactions. The sales may be made at prices related to prevailing market rates at the time of sale or otherwise. Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to Wachovia Securities in this Prospectus, however, do not include Wachovia Securities, Inc., member NASD/SPIC a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc. which is not participating in the market-making transactions.

                               -----------------

                              WACHOVIA SECURITIES

                The date of this Prospectus is October  , 2001.

                             WACHOVIA CORPORATION

   Wachovia was incorporated under the laws of North Carolina in 1967. We are registered as a financial holding company and a bank holding company under the Bank Holding Company Act of 1956, as amended, and are supervised and regulated by the Board of Governors of the Federal Reserve System. Our banking and securities subsidiaries are supervised and regulated by various federal and state banking and securities regulatory authorities. On September 1, 2001, the former Wachovia Corporation (which we refer to as "Legacy Wachovia") merged with and into First Union Corporation, and First Union Corporation changed its name to "Wachovia Corporation". As used in this prospectus, the terms "Wachovia", "we", "our" and "us" refer to Wachovia Corporation, the holding company, and not the consolidated entity.

   In addition to North Carolina, Wachovia's full-service banking subsidiaries operate in Connecticut, Delaware, Florida, Georgia, Maryland, New Jersey, New York, Pennsylvania, South Carolina, Virginia and Washington, D.C. These full-service banking subsidiaries provide a wide range of commercial and retail banking and trust services. Wachovia also provides various other financial services, including mortgage banking, home equity lending, leasing, investment banking, insurance and securities brokerage services through other subsidiaries.

   In 1985, the Supreme Court upheld regional interstate banking legislation. Since then, Wachovia has concentrated its efforts on building a large regional banking organization in what it perceives to be some of the better banking markets in the eastern United States. Since November 1985, Wachovia has completed over 90 banking-related acquisitions.

   Wachovia continually evaluates its business operations and organizational structures to ensure they are aligned closely with its goal of maximizing performance in its core business lines, Capital Management, Wealth Management, the General Bank and Corporate and Investment Banking. When consistent with our overall business strategy, we may consider the disposition of certain of our assets, branches, subsidiaries or lines of business. We continue to routinely explore acquisition opportunities, particularly in areas that would complement our core business lines, and frequently conduct due diligence activities in connection with possible acquisitions. As a result, acquisition discussions and, in some cases, negotiations frequently take place, and future acquisitions involving cash, debt or equity securities can be expected.

   Wachovia is a separate and distinct legal entity from its banking and other subsidiaries. Dividends received from our subsidiaries are our principal source of funds to pay dividends on our common and preferred stock and debt service on our debt. Various federal and state statutes and regulations limit the amount of dividends that our banking and other subsidiaries may pay to us without regulatory approval.

   Wachovia and its affiliates had completed numerous acquisitions of financial services institutions since 1985. These financial services institutions either have merged into Wachovia or are wholly-owned subsidiaries of Wachovia. Wachovia acquired Legacy Wachovia on September 1, 2001, by merging Legacy Wachovia into Wachovia. As a result of this merger, Wachovia is responsible for the obligations of Legacy Wachovia with respect to the Capital Securities.

                      RATIOS OF EARNINGS TO FIXED CHARGES

   The following table provides Wachovia's consolidated ratios of earnings to fixed charges:

                                                  Six Months     Years Ended December 31,
                                                     Ended     -----------------------------
                                                 June 30, 2001 2000  1999  1998  1997  1996
                                                 ------------- ----- ----- ----- ----- -----
Consolidated Ratios of Earnings to Fixed Charges
Excluding interest on deposits..................     1.86x     1.13x 2.29x 2.13x 2.50x 2.58x
Including interest on deposits..................     1.39x     1.06x 1.62x 1.51x 1.57x 1.56x

   For purposes of computing these ratios:

   . earnings represent income from continuing operations before extraordinary items and cumulative effect of a change in accounting principle, plus income taxes and fixed charges (excluding capitalized interest);

   . fixed charges, excluding interest on deposits, represent interest
     (including capitalized interest), one-third of rents and all amortization of debt issuance costs;

   . fixed charges, including interest on deposits, represent all interest
     (including capitalized interest), one-third of rents and all amortization of debt issuance costs.

   One-third of rents is used because it is the proportion deemed representative of the interest factor.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our SEC filings are available to the public at the SEC's web site at http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York.

   The SEC allows us to "incorporate by reference" into this prospectus the information in documents we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in the case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later. We incorporate by reference the documents listed below:

   . First Union's Annual Report on Form 10-K for the fiscal year ended
     December 31, 2000;

   . First Union's Quarterly Reports on Form 10-Q for the periods ended March
     31, 2001 (as amended on June 26, 2001) and June 30, 2001;

   . First Union's Current Reports on Form 8-K dated January 18, 2001, April
     15, 2001, April 16, 2001 (as amended on June 25, 2001), May 15, 2001 (as amended on June 25, 2001), July 12, 2001, July 20, 2001, August 30, 2001,
     September 1, 2001 and October 23, 2001;

   . All documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of the initial registration statement and before effectiveness of the registration statement, and after the date of this prospectus and before the termination of this offering.

You may request a copy of these filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing to or telephoning us at the following address:

      Corporate Relations
      Wachovia Corporation
      One First Union Center
      301 South College Street
      Charlotte, North Carolina 28288-0206
      Telephone: (704) 374-6782

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   This section describes the material United States federal income tax consequences of owning the Capital Securities. It is the opinion of Sullivan & Cromwell, special tax counsel to Wachovia and to Wachovia Capital Trust II (the "Trust"). It applies to you only if you hold the Capital Securities as capital assets for tax purposes. This section does not apply to you if you are a member of a class of holders subject to special rules, such as:

   . a dealer in securities or currencies,

   . a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings,

   . a bank,

   . a life insurance company,

   . a thrift institution,

   . a regulated investment company,

   . a real estate investment trust,

   . a dealer in securities or currencies,

   . a person that owns Capital Securities that are a hedge or that are hedged against interest rate risks,

   . a person that owns Capital Securites as part of a straddle or conversion transaction for tax purposes, or

   . a person whose functional currency for tax purposes is not the U.S.
     dollar.

This section is based on the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.


    Please consult your own tax advisor concerning the consequences of owning the Capital Securities in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


United States Holders

   This subsection describes the tax consequences to a United States holder. You are a United States holder if you are a beneficial owner of a Capital Security and you are:

   . a citizen or resident of the United States,

   . a domestic corporation,

   . an estate whose income is subject to United States federal income tax regardless of its source, or

   . a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust.

If you are not a United States holder, this subsection does not apply to you and you should refer to "--United States Alien Holders" below.

  Classification of the Junior Subordinated Debentures and the Trust

   Under current law and assuming continued compliance with the terms of the Declaration, the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes. Moreover, the Trust should be classified as a grantor trust, and if not so classified will be classified as a partnership, for United States federal income tax purposes. As a result, each beneficial owner of the Capital Securities (each a "Securityholder") that is a United States holder will be required to include in its gross income its pro rata share of the interest income, including original issue discount ("OID"), paid or accrued with respect to the Junior Subordinated Debentures, whether or not cash is actually distributed to the Securityholder. See "--Interest Income and Original Issue Discount" below. The following discussion assumes that the Trust will be classified as a grantor trust for federal income tax purposes. The Junior Subordinated Debentures are properly classified as indebtedness of Wachovia for United States federal income tax purposes.

  Interest Income and Original Issue Discount

   Under applicable U.S. Treasury regulations, a contingency under which stated interest may not be timely paid is ignored in determining whether a debt instrument is issued with OID if the contingency is "remote". Wachovia has not exercised its option to defer payments and has concluded that the likelihood of its exercising this option is remote. Assuming that Wachovia's conclusion is correct, as of the date of this prospectus, the Junior Subordinated Debentures would not be considered to have been issued or reissued with OID, although the Internal Revenue Service could take the position that the Junior Subordinated Debentures were issued with OID at the time of their original issuance.

   The following discussion assumes that unless and until Wachovia exercises its option to defer interest on the Junior Subordinated Debentures, the Junior Subordinated Debentures will not be treated as issued or reissued with OID other than de minimis OID.

   Under U.S. Treasury regulations, if Wachovia exercised its option to defer any payment of interest, the Junior Subordinated Debentures would be treated as reissued with OID, and, thereafter, all stated interest on the Junior Subordinated Debentures would be treated as OID as long as the Junior Subordinated Debentures remained outstanding. In such an event, all of a United States holder's taxable interest income with respect to the Junior Subordinated Debentures would be accounted for as OID on an economic accrual basis regardless of such holder's method of tax accounting, and actual distributions of stated interest would not be reported separately as taxable income. Consequently, a United States holder would be required to include OID in gross income even though Wachovia would not make any actual cash payments during an extension period.

   Because income on the Capital Securities will generally constitute interest, holders that are corporations will not be entitled to the dividend-received deduction with respect to any income recognized with respect to the Capital Securities.

  Market Discount and Purchase Premium

   The following discussion of market discount and purchase premium assumes that the Trust is properly treated as a grantor trust for United States federal income tax purposes. If the Internal Revenue Service were to determine that the Trust should not be treated as a grantor trust, but should instead be treated as a partnership, the following discussion may not apply. See below for a discussion of the application of the market discount and purchase premium rules if the Trust is properly treated as a partnership.

   Market Discount. A United States holder will be treated as if such holder purchased its pro rata share of the underlying Junior Subordinated Debentures at a market discount, and the Junior Subordinated Debentures represented by such holder's Capital Security will be market discount securities if the difference between the Junior Subordinated Debenture's stated redemption price at maturity or revised issue price and the purchase price for a Capital Security that is allocable to such Junior Subordinated Debenture is equal to or greater than 1/4 of 1 percent of the Junior Subordinated Debenture's stated redemption price at maturity or revised issue price, respectively, multiplied by the number of complete years to the Junior Subordinated Debenture's maturity. To determine the revised issue price of a Junior Subordinated Debenture for these purposes, a holder must generally add any OID that has accrued on that Junior Subordinated Debenture to its issue price and subtract any payments on the Junior Subordinated Debentures that are not qualified stated interest.

   If a Junior Subordinated Debenture's stated redemption price at maturity or, its revised issue price, exceeds the purchase allocable to such debenture by less than 1/4 of 1 percent multiplied by the number of complete years to the Junior Subordinated Debenture's maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable.

   A United States holder must treat any gain recognized on the maturity or disposition of a Capital Security as ordinary income to the extent of the accrued market discount on the underlying Junior Subordinated Debentures allocable to such security. Alternatively, a United States holder may elect to include a Junior Subordinated Debenture's market discount in income currently over the life of a Junior Subordinated Debenture. If a United States holder makes this election, it will apply to all debt instruments with market discount that the United States holder acquires on or after the first day of the first taxable year to which the election applies. A United States holder may not revoke this election without the consent of the Internal Revenue Service. If you own a market discount security and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to Capital Securities for which the underlying Junior Subordinated Debentures are market discount securities in an amount not exceeding the accrued market discount on the Junior Subordinated Debentures until the maturity of the Junior Subordinated Debentures or the disposition of the Capital Securities.

   Market discount will accrue on a straight-line basis unless a United States holder elects to accrue market discount using a constant-yield method. If a holder makes this election, it will apply only to the Junior Subordinated Debentures with respect to which it is made. Once made such election may not be revoked.

   Purchase Premium. If the purchase price allocable to a Junior Subordinated Debenture is an amount in excess of a Junior Subordinated Debenture's principal amount, a United States holder may elect to treat the excess as amortizable bond premium. If a holder makes this election, the holder will reduce the amount required to be included in income each year with respect to interest earned by the amount of amortizable bond premium allocable to that year, based on the underlying Junior Subordinated Debenture's yield to maturity. If a United States holder makes an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, held by such holder at the beginning of the first taxable year to which the election applies and to any debt instruments that the holder acquires thereafter. A holder may not revoke an election it without the consent of the Internal Revenue Service.

  Distributions of the Junior Subordinated Debentures to Holders of Capital Securities

   A distribution by the Trust of the Junior Subordinated Debentures, as described in the Prospectus Supplement dated January 22, 1997 under the caption "Description of Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debentures", will be non-taxable and will result in a United States holder receiving directly its pro rata share of the Junior Subordinated Debentures previously held indirectly through the Trust, with a holding period and aggregate adjusted tax basis equal to the holding period and aggregate adjusted tax basis such United States holder had in its Capital Securities immediately before such distribution. If, however, the liquidation of the Trust were to occur because the Trust was subject to United States federal income tax with respect to income accrued or received on the Junior Subordinated Debentures, the distribution of Junior Subordinated Debentures to United States holders by the Trust would be a taxable event to the Trust and to each United States holder, and each United States holder would recognize gain or loss as if the United States holder had exchanged its Capital Securities for the Junior Subordinated Debentures it received upon the liquidation of the Trust. A United States holder will include interest in respect of the Junior Subordinated Debentures received from the Trust in the manner described above under "--Interest Income and Original Issue Discount".

  Sale or Redemption of the Capital Securities

   Gain or loss will be recognized by a United States holder on a sale, exchange or other disposition of the Capital Securities (including a redemption for cash) in an amount equal to the difference between the amount realized and the United States holder's adjusted tax basis in the Capital Securities sold or so redeemed. A United States holder's adjusted tax basis in the Capital Securities generally will be its initial purchase price, increased by any market discount or OID previously included in such United States holder's gross income to the date of disposition and decreased by distributions or other payments received on the Capital Securities other than payments of stated interest and any amortizable bond premium applied to reduce the United States holder's pro rata share of any interest on the Junior Subordinated Debentures. Gain or loss recognized by a United States holder on the Capital Securities generally will be taxable as capital gain or loss (except to the extent any amount realized is treated as a payment of accrued interest with respect to such United States holder's pro rata share of the Junior Subordinated Debentures or as described above under the heading "--Market Discount and Purchase Premium--Market Discount") and generally will be long-term capital gain or loss if the Capital Securities have been held for more than one year.

   Should Wachovia exercise its option to defer any payment of interest on the Junior Subordinated Debentures, the Capital Securities may trade at a price that does not fully reflect the value of accrued but unpaid interest with respect to the underlying Junior Subordinated Debentures. In the event of such a deferral, a Securityholder that disposes of its Capital Securities between record dates for payments of distributions (and consequently does not receive a distribution from the Trust for the period prior to such disposition) will nevertheless be required to include in income as ordinary income accrued but unpaid interest on the Junior Subordinated Debentures through the date of disposition and to add such amount to its adjusted tax basis in its Capital Securities disposed of. Such United States holder would recognize a capital loss on the disposition of its Capital Securities to the extent the selling price (which may not fully reflect the value of accrued but unpaid interest) is less than the United States holder's adjusted tax basis in the Capital Securities (which will include accrued but unpaid interest). Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

United States Alien Holders

   This subsection describes the tax consequences to a United States alien holder. A United States alien holder is a holder that is the beneficial owner of a Capital Security and is, for United States federal income tax purposes:

   . a nonresident alien individual,

   . a foreign corporation,

   . a foreign partnership, or

   . an estate or trust that in either case is not subject to United States federal income tax on a net income basis on income or gain from a Capital Security.

   If you are a United States holder, this subsection does not apply to you.

   Under United States federal income tax law, and subject to the discussion of backup withholding below, if you are a United States alien holder of a Capital
Security:

   . the Trust and other U.S. payors generally will not be required to deduct
     United States withholding tax from payments of principal, premium, if any, and interest, including OID, if, in the case of payments of interest:

     1.the United States alien holder does not actually or constructively own
       10% or more of the total combined voting power of all classes of stock of Wachovia entitled to vote,

     2.the United States alien holder is not a controlled foreign corporation that is related to Wachovia through stock ownership, and

     3.the U.S. payor does not have actual knowledge or reason to know that the holder is a United States person and:

       a.the United States alien holder has furnished to the U.S. payor an Internal Revenue Service Form W-8BEN or an acceptable substitute form upon which such holder certifies, under penalties of perjury, that the holder is a non-United States person,

       b.in the case of payments made outside the United States to a holder at an offshore account (generally, an account maintained by a holder at a bank or other financial institution at any location outside the United States), the holder has furnished to the U.S. payor documentation that establishes the holder's identity and status as a non-United States person,

       c.the U.S. payor has received a withholding certificate (furnished on an appropriate Internal Revenue Service Form W-8 or an acceptable substitute form) from a person claiming to be:

        i.a withholding foreign partnership (generally a foreign partnership that has entered into an agreement with the Internal Revenue Service to assume primary withholding responsibility with respect to distributions and guaranteed payments it makes to its partners),

       ii.a qualified intermediary (generally a non-United States financial institution or clearing organization or a non-United States branch or office of a United States financial institution or clearing organization that is a party to a withholding agreement with the Internal Revenue Service), or

      iii.a U.S. branch of a non-United States bank or of a non-United States insurance company,

         and the withholding foreign partnership, qualified intermediary or U.S. branch has received documentation upon which it may rely to treat the payment as made to a non-United States person in accordance with U.S. Treasury regulations (or, in the case of a qualified intermediary, in accordance with its agreement with the Internal Revenue Service),

       d.the U.S. payor receives a statement from a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business:

        i.certifying to the U.S. payor under penalties of perjury that an Internal Revenue Service Form W-8BEN or an acceptable substitute form has been received from you by it or by a similar financial institution between it and you, and

       ii.to which is attached a copy of the Internal Revenue Service Form
          W-8BEN or acceptable substitute form, or

       e.the U.S. payor otherwise possesses documentation upon which it may rely to treat the payment as made to a non-United States person in accordance with U.S. Treasury regulations; and

   . no deduction for any United States federal withholding tax will be made from any gain that you realize on the sale or exchange of your Capital Security.

Backup Withholding and Information Reporting

   Generally, income on the Capital Securities will be reported to a Securityholders on Form 1099, which form should be mailed to Securityholders by January 31 following each calendar year. Payments made on, and proceeds from the sale of, the Capital Securities may be subject to backup withholding tax unless the Securityholder complies with certain certification requirements. Any withheld amounts will be allowed as a credit against the Securityholder's United States federal income tax liability, provided the required information is furnished to the Internal Revenue Service on a timely basis.

                                    EXPERTS

   The consolidated balance sheets of Wachovia as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000, included in Wachovia's 2000 Annual Report to Stockholders, which is included in Wachovia's Annual Report on Form 10-K for the year ended December 31, 2000, and incorporated by reference in this prospectus, have been incorporated by reference in this prospectus in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

   The restated audited financial statements of the former Wachovia Corporation at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, included in Wachovia's Current Report on Form 8-K dated August 30, 2001 and incorporated by reference herein, have been incorporated by reference herein in reliance upon the report of Ernst & Young LLP, independent auditors. The restated audited financial statements referred to above are included in reliance upon such report given on the authority of said firm as experts in accounting and auditing.

                            VALIDITY OF SECURITIES

   The validity of the Capital Securities and the guarantee and assumptions of the Capital Securities and the guarantee by Wachovia has been passed upon for Wachovia by Ross E. Jeffries, Esq., Senior Vice President and Assistant General Counsel of Wachovia. Mr. Jeffries owns shares of Wachovia's common stock and holds options to purchase additional shares of such common stock.

                             PLAN OF DISTRIBUTION

   This prospectus will be used by First Union Securities, Inc., an indirect, wholly-owned subsidiary of Wachovia, in connection with offers and sales related to market-making and other transactions in the Capital Securities. First Union Securities, Inc. may act as principal or agent in such transactions. Sales will be made at prices relating to prevailing market prices at the time of sale or otherwise. First Union Securities, Inc. will not receive any compensation from Wachovia for engaging in those transactions.

   Wachovia conducts its investment banking, institutional and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this prospectus, however, do not include Wachovia Securities, Inc., member NASD/SPIC, a separate broker-dealer subsidiary of Wachovia and sister affiliate of First Union Securities, Inc., which is not participating in the market-making transactions.

   Wachovia Securities is an affiliate of Wachovia, Rule 2720 of the Conduct rules of the National Association of Securities Dealers, Inc. imposes certain requirements when an NASD member such as Wachovia Securities distributes an affiliated company's debt securities. Wachovia Securities has advised Wachovia that this offering will comply with the applicable requirements of Rule 2720.

   Wachovia Securities will not confirm sales to accounts over which it exercises discretionary authority without the prior written spread of the customer.

                       FILED PURSUANT TO RULE 424(B)(5)
                  REGISTRATION NOS. 33-19365 AND 33-19365-01

PROSPECTUS SUPPLEMENT
(To Prospectus dated January 22, 1997)

                                 $300,000,000

                             [WACHOVIA logo here]

                           Wachovia Capital Trust II
                       Floating Rate Capital Securities
               (Liquidation Amount $1,000 per Capital Security)

fully and unconditionally guaranteed, as described herein, by

                             Wachovia Corporation

   The Floating Rate Capital Securities (the "Capital Securities") offered hereby represent preferred beneficial interests in Wachovia Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"). Wachovia Corporation, a North Carolina corporation ("Wachovia" or the "Corporation"), will be the owner of all the beneficial interests represented by common securities of the Trust (the "Common Securities"
(Continued on next page)

   See "Risk Factors" beginning on page S-5 hereof for certain information relevant to an investment in the Capital Securities.


THESE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS TO WHICH IT RELATES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Initial Public
                        Offering     Underwriting  Proceeds To
                       Price (1)    Commission (2) Trust (3)(4)
----------------------------------------------------------------
Per Capital Security    $988.40          (3)         $988.40
----------------------------------------------------------------
Total...............  $296,520,000       (3)       $296,520,000
----------------------------------------------------------------

--------------------------------------------------------------------------------
--------
(1)Plus accrued distributions, if any, from January 31, 1997.
(2)The Trust and the Corporation have each agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(3)In view of the fact that the proceeds of the sale of the Capital Securities will be invested in the Junior Subordinated Debentures, the Corporation has agreed to pay to the Underwriters as compensation for their arranging the investment therein of such proceeds $10.00 per Capital Security (or $3,000,000 in the aggregate). See "Underwriting."
(4)Expenses of the offering which are payable by the Corporation are estimated to be $386,909, a portion of which will be reimbursed by the Underwriters. See "Underwriting."

   The Capital Securities are offered, subject to prior sale, when, as and if accepted by the Underwriters named herein and subject to their right to reject orders in whole or in part. It is expected that delivery of the Capital Securities will be made on or about January 31, 1997 through the book entry facilities of The Depository Trust Company in New York, New York, against payment therefor in immediately available funds.

Merrill Lynch & Co.
           Deutsche Morgan Grenfell
                       Lehman Brothers
                                   J.P. Morgan & Co.
                                                 Morgan Stanley & Co.
                                                 Incorporated
                                                                  UBS Securities

          The date of this Prospectus Supplement is January 28, 1997.

   IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVERALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CAPITAL SECURITIES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED IN THE OVER THE COUNTER MARKET OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

(cover page continued)

and, together with the Capital Securities, the "Trust Securities"). The Trust exists for the sole purpose of issuing the Trust Securities and investing the proceeds thereof in Floating Rate Junior Subordinated Deferrable Interest Debentures (the "Junior Subordinated Debentures"), to be issued by the Corporation. The Junior Subordinated Debentures will mature on January 15, 2027 (such date, the "Stated Maturity Date"). The Capital Securities will have a preference over the Common Securities under certain circumstances with respect to cash distributions and amounts payable on liquidation, redemption or otherwise. See "Description of Preferred Securities--Subordination of Common Securities" in the accompanying Prospectus.

   Holders of the Trust Securities will be entitled to receive cumulative cash distributions, accumulating from the date of original issuance and payable quarterly in arrears on the 15th day of January, April, July and October of each year, commencing April 15, 1997, at a rate per annum reset quarterly equal to LIBOR (as defined herein) plus .50% (the "Distribution Rate") on the Liquidation Amount of $1,000 per Trust Security ("Distributions"). So long as no Debenture Event of Default (as defined herein) has occurred and is continuing, the Corporation will have the right to defer payments of interest on the Junior Subordinated Debentures at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each deferral period (each, an "Extension Period"), provided that no Extension Period may extend beyond the Stated Maturity Date of the Junior Subordinated Debentures. Upon the termination of any such Extension Period and the payment of all amounts then due, the Corporation may elect to begin a new Extension Period subject to the requirements set forth herein. If and for so long as interest payments on the Junior Subordinated Debentures are so deferred, Distributions on the Trust Securities will also be deferred and the Corporation will not be permitted, subject to certain exceptions described herein, to declare or pay any cash distributions with respect to the Corporation's capital stock or to make any payment with respect to debt securities of the Corporation that rank pari passu with or junior to the Junior Subordinated Debentures. During an Extension Period, interest on the Junior Subordinated Debentures will continue to accrue (and the amount of Distributions to which holders of the Trust Securities are entitled will continue to accumulate) at the applicable periodic Distribution Rate, compounded quarterly from the relevant payment date for such interest, and holders of Trust Securities will be required to accrue interest income for United States federal income tax purposes. See "Description of Junior Subordinated Debentures--Option to Extend Interest Payment Date" and "Certain Federal Income Tax Considerations--Interest Income and Original Issue Discount."

   The Corporation will, through the Guarantee, the Common Guarantee, the Declaration, the Junior Subordinated Debentures and the Indenture (each as defined herein), taken together, fully, irrevocably and unconditionally guarantee all of the Trust's obligations under the Trust Securities. See "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees--Full and Unconditional Guarantee" in the accompanying Prospectus. The Guarantee and the Common Guarantee will guarantee the payments of Distributions and payments on liquidation or redemption of the Trust Securities, but in each case only to the extent that the Trust holds funds on hand legally available therefor and has failed to make such payments, as described herein. See "Description of Guarantees" in the accompanying Prospectus. If the Corporation fails to make a required payment on the Junior Subordinated Debentures, the Trust will not have sufficient funds to make the related payments, including Distributions on the Trust Securities. The Guarantee and the Common Guarantee will not cover any such payment when the Trust does not have sufficient funds legally available therefor. In such event, a holder of Capital Securities may institute a legal proceeding directly against the Corporation to enforce payment to such holder of accrued but unpaid interest on Junior Subordinated

Debentures with a principal amount equal to the Liquidation Amount of the Capital Securities held by such holder. See "Description of Junior Subordinated Debentures--Enforcement of Certain Rights By Holders of Preferred Securities" in the accompanying Prospectus. The obligations of the Corporation under the Guarantee and the Junior Subordinated Debentures will be unsecured and subordinate and rank junior in right of payment to the extent and in the manner set forth in the Indenture to all Senior Indebtedness of the Corporation (as defined in "Description of Junior Subordinated Debentures--Subordination" in the accompanying Prospectus), which totalled approximately $1.635 billion at September 30, 1996 (exclusive of $200,000,000 of 6.625% Senior Notes due November 15, 2006 which were issued by the Corporation on November 12, 1996).

   The Trust Securities will be subject to mandatory redemption in a Like Amount (as defined herein), in whole but not in part, on the Stated Maturity Date upon repayment of the Junior Subordinated Debentures at a redemption price equal to the principal amount of, plus accrued interest on, the Junior Subordinated Debentures (the "Maturity Redemption Price"). In addition, the Trust Securities will be subject to mandatory redemption in a Like Amount (i) in whole but not in part, at any time before January 15, 2007, contemporaneously with the optional prepayment of the Junior Subordinated Debentures, upon the occurrence and continuation of a Special Event (as defined herein), and (ii) in whole or in part, on or after January 15, 2007, contemporaneously with the optional prepayment by the Corporation of the Junior Subordinated Debentures, in each case at a redemption price equal to the Prepayment Price (as defined herein) (the "Early Redemption Price"). Any of the Maturity Redemption Price and the Early Redemption Price may be referred to herein as the "Redemption Price." See "Description of Capital Securities--Redemption" and "Description of the Junior Subordinated Debentures--Optional Prepayment" and "--Special Event Prepayment."

   Subject to the Corporation having received prior approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), if then required under applicable capital guidelines or policies of the Federal Reserve, the Junior Subordinated Debentures will be prepayable prior to the Stated Maturity Date at the option of the Corporation (i) on or after January 15, 2007, in whole or in part, or (ii) at any time before January 15, 2007, in whole but not in part, upon the occurrence and continuation of a Special Event, in each case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount of the Junior Subordinated Debentures so redeemed plus accrued and unpaid interest thereon to the date of prepayment. See "Description of Junior Subordinated Debentures--Optional Prepayment" and "--Special Event Prepayment."

   The Corporation, as the direct or indirect holder of the outstanding Common Securities, will have the right at any time to terminate the Trust and cause a Like Amount of the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities in liquidation of the Trust, subject to (i) the Corporation having received an opinion of counsel to the effect that such distribution will not be a taxable event to holders of the Capital Securities and (ii) the prior approval of the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve. Unless the Junior Subordinated Debentures are distributed to the holders of the Trust Securities, in the event of a liquidation of the Trust as described herein, after satisfaction of liabilities to creditors of the Trust as required by applicable law, the holders of the Capital Securities generally will be entitled to receive a Liquidation Amount of $1,000 per Capital Security plus accumulated and unpaid Distributions thereon to the date of payment. See "Description of Preferred Securities--Liquidation Distribution upon Termination" in the accompanying Prospectus and "Certain Federal Income Tax Considerations--Receipt of Junior Subordinated Debentures or Cash Upon Liquidation of the Trust."

   NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION, THE TRUST OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS NOR ANY SALE MADE HEREUNDER AND

THEREUNDER SHALL UNDER ANY CIRCUMSTANCE CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE CORPORATION OR THE TRUST SINCE THE DATE HEREOF. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

   The information in this Prospectus Supplement supplements, and should be read in conjunction with, the information contained in the accompanying Prospectus. As used herein, (i) the "Indenture" means the Indenture, to be dated as of January 31, 1997 (the "Original Indenture"), as amended and supplemented from time to time, between the Corporation and The First National Bank of Chicago, as trustee (the "Debenture Trustee"), as supplemented by the supplemental indenture, to be dated January 31, 1997 (the "First Supplemental Indenture" and together with the Original Indenture, the "Indenture") relating to the Junior Subordinated Debentures, (ii) the "Declaration" means the Amended and Restated Declaration of Trust relating to the Trust among the Corporation, as Sponsor, The First National Bank of Chicago, as Property Trustee (the "Property Trustee"), First Chicago Delaware Inc., as Delaware Trustee (the "Delaware Trustee"), and the Administrative Trustees named therein (collectively, with the Property Trustee and Delaware Trustee, the "Issuer Trustees"), (iii) the "Guarantee" means the Guarantee Agreement relating to the Capital Securities between the Corporation and The First National Bank of Chicago, as trustee (the "Guarantee Trustee") and (iv) the "Common Guarantee" means the Guarantee Agreement relating to the Common Securities between the Corporation and The First National Bank of Chicago, as trustee. Each of the other capitalized terms used in this Prospectus Supplement and not otherwise defined in this Prospectus Supplement has the meaning set forth in the accompanying Prospectus.

                                 RISK FACTORS

   Prospective purchasers of Capital Securities should carefully review the information contained elsewhere in this Prospectus Supplement and in the accompanying Prospectus and should particularly consider the following matters. In addition, because holders of Capital Securities may receive Junior Subordinated Debentures in exchange therefor upon liquidation of the Trust, prospective purchasers of Capital Securities are also making an investment decision with regard to the Junior Subordinated Debentures and should carefully review all the information regarding the Junior Subordinated Debentures contained herein.

  Ranking of Subordinate Obligations Under the Guarantee and Junior Subordinated Debentures

   The obligations of the Corporation under the Guarantee and under the Junior Subordinated Debentures will be unsecured and subordinate and rank junior in right of payment to the extent and in the manner set forth in the Indenture to all present and future Senior Indebtedness of the Corporation. No payment may be made of the principal of, or premium, if any, or interest on the Junior Subordinated Debentures, or in respect of any redemption, retirement, purchase or other acquisition of any of the Junior Subordinated Debentures, at any time when (i) there is a default in the payment of the principal of, or premium, if any, or interest on or otherwise in respect of any Senior Indebtedness, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, or (ii) any event of default with respect to any Senior Indebtedness has occurred and is continuing, or would occur as a result of such payment on the Junior Subordinated Debentures or any redemption, retirement, purchase or other acquisition of any of the Junior Subordinated Debentures, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof. At September 30, 1996, the aggregate principal amount of outstanding Senior Indebtedness of the Corporation was approximately $1.635 billion (exclusive of $200,000,000 of 6.625% Senior Notes due November 15, 2006 which were issued by the Corporation on November 12, 1996). Because the Corporation is a bank holding company, the right of the Corporation to participate in any distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization or otherwise (and thus the ability of holders of the Capital Securities to benefit indirectly from such distribution) is subject to the prior claims of creditors of that subsidiary, except to the extent that the Corporation may itself be recognized as a creditor of that subsidiary. At September 30, 1996, the subsidiaries of the Corporation had total liabilities (excluding liabilities owed to the Corporation) of approximately $41.786 billion. Accordingly, the Junior Subordinated Debentures will be effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, and holders of Junior Subordinated Debentures should look only to the assets of the Corporation for payments on the Junior Subordinated Debentures. None of the Indenture, the Guarantee, the Common Guarantee or the Declaration places any limitation on the amount of secured or unsecured debt, including Senior Indebtedness, that may be incurred by the Corporation or any of its subsidiaries. See "Description of the Guarantees--Status of the Guarantees" and "Description of the Junior Subordinated Debentures--Subordination" in the accompanying Prospectus.

   The ability of the Trust to pay amounts due on the Capital Securities is dependent upon the Corporation making payments on the Junior Subordinated Debentures as and when required.

  Option to Extend Interest Payment Period; Tax Considerations

   So long as no Debenture Event of Default shall have occurred and be continuing, the Corporation will have the right under the Indenture to defer payments of interest on the Junior Subordinated Debentures at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided that no Extension Period may extend beyond the Stated Maturity Date. Upon any such deferral, quarterly Distributions on the Capital Securities by the Trust will be deferred (and the amount of Distributions to which holders of the Capital Securities are entitled will accumulate additional Distributions thereon at the applicable periodic Distribution Rate, compounded quarterly from the relevant payment date for such Distributions) during any such Extension Period.

   The Corporation may extend any existing Extension Period, provided that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods or to extend beyond the Stated Maturity Date. Upon the expiration of any Extension Period and the payment of all interest then accrued and unpaid on the Junior Subordinated Debentures (together with interest thereon at the applicable Interest Rate (as defined herein), compounded quarterly from the interest payment date for such interest, to the extent permitted by applicable law), the Corporation may elect to begin a new Extension Period, subject to the above requirements. There is no limitation on the number of times that the Corporation may elect to begin an Extension Period. See "Description of Capital Securities--Distributions" and "Description of Junior Subordinated Debentures--Option to Extend Interest Payment Date."

   The Corporation has no current plan to exercise its right to defer payments of interest on the Junior Subordinated Debentures. However, should the Corporation exercise its right to defer payments of interest on the Junior Subordinated Debentures, each holder of Capital Securities will be required to accrue income (as original issue discount ("OID")) in respect of the deferred stated interest allocable to its Capital Securities for United States federal income tax purposes, which will be allocated but not distributed to holders of Capital Securities. As a result, during an Extension Period, each holder of Capital Securities will recognize income for United States federal income tax purposes in advance of the receipt of cash and will not receive the cash related to such income from the Trust if the holder disposes of the Capital Securities prior to the record date for the payment of Distributions. See "Certain Federal Income Tax Considerations--Interest Income and Original Issue Discount" and "--Sales of Capital Securities."

   Should the Corporation elect to exercise its right to defer payments of interest on the Junior Subordinated Debentures, the market price of the Capital Securities is likely to be affected. A holder that disposes of its Capital Securities during an Extension Period, therefore, might not receive the same return on its investment as a holder that continues to hold its Capital Securities. In addition, the mere existence of the Corporation's right to defer payments of interest on the Junior Subordinated Debentures may cause the market price of the Capital Securities to be more volatile than the market prices of other securities on which OID accrues that are not subject to such deferrals.

  Redemption or Distribution

   Upon the occurrence and continuation of a Special Event (including a Tax Event or a Regulatory Capital Event, in each case, as defined under "Description of Junior Subordinated Debentures--Special Event Prepayment"), prior to January 15, 2007 the Corporation will have the right to prepay the Junior Subordinated Debentures in whole (but not in part) at the Prepayment Price within 90 days following the occurrence of such Special Event and therefore cause a mandatory redemption of the Capital Securities at the Early Redemption Price. On or after January 15, 2007, the Corporation may redeem the Junior Subordinated Debentures in whole or in part for any reason and thereby cause an optional redemption of the Capital Securities, in whole or in part, at the Early Redemption Price. The Corporation also will have the right at any time to terminate the Trust and, after satisfaction of claims of creditors as provided by applicable law, to cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities. Any such distribution or redemption is subject to the Corporation having received prior approval of the Federal Reserve to do so if then required under applicable guidelines or policies of the Federal Reserve. See "Description of Capital Securities--Redemption" and "--Liquidation of the Trust and Distribution of the Junior Subordinated Debentures."

   Under current United States federal income tax law, a distribution of Junior Subordinated Debentures upon the dissolution of the Trust would not be a taxable event to holders of the Capital Securities. If, however, the Trust is characterized for United States federal income tax purposes as an association taxable as a corporation at the time of dissolution of the Trust, the distribution of the Junior Subordinated Debentures may constitute a taxable event to holders of Capital Securities. Moreover, upon the occurrence of a Special Event, a dissolution of the Trust in which holders of the Capital Securities receive cash would be a taxable event to such holders. See "Certain Federal Income Tax Considerations--Receipt of Junior Subordinated Debentures or Cash Upon Liquidation of the Trust."

   There can be no assurance as to the market prices for the Capital Securities or the Junior Subordinated Debentures that may be distributed in exchange for Capital Securities if a dissolution or liquidation of the Trust were to occur. Accordingly, the Capital Securities or the Junior Subordinated Debentures may trade at a discount to the price that an investor pays to purchase the Capital Securities offered hereby. Because holders of Capital Securities may receive Junior Subordinated Debentures, prospective purchasers of Capital Securities are also making an investment decision with regard to the Junior Subordinated Debentures and should carefully review all the information regarding the Junior Subordinated Debentures contained herein. See "Description of Capital Securities--Redemption" and "--Liquidation of the Trust and Distribution of the Junior Subordinated Debentures" and "Description of Junior Subordinated Debentures."

   On March 19, 1996, as part of President Clinton's Fiscal 1997 Budget Proposal, the Treasury Department proposed legislation (the "Proposed Legislation") which would, among other things, generally deny corporate issuers a deduction for interest in respect of certain debt obligations, such as the Junior Subordinated Debentures, issued on or after December 7, 1995 if such debt obligations have a maximum term in excess of 20 years and are not shown as indebtedness on the issuer's applicable consolidated balance sheet. In addition, the Proposed Legislation would generally deny corporate issuers a deduction for interest in respect of certain debt obligations, such as the Junior Subordinated Debentures, issued on or after December 7, 1995 if such debt obligations have a weighted average maturity of more than 40 years. On March 29, 1996, Senate Finance Committee Chairman William V. Roth, Jr. and House Ways and Means Committee Chairman Bill Archer issued a joint statement (the "Joint Statement") indicating their intent that the Proposed Legislation, if adopted by either of the tax-writing committees of Congress, would have an effective date that is no earlier than the date of "appropriate Congressional action." In addition, subsequent to the publication of the Joint Statement, Senator Daniel Patrick Moynihan and Representatives Sam M. Gibbons and Charles
B. Rangel wrote letters to the Treasury Department (the "Democrat Letters"), which concurred with the view expressed in the Joint Statement. If the principles contained in the Joint Statement and the Democrat Letters were followed and if the Proposed Legislation were enacted, such legislation would not apply to the Junior Subordinated Debentures. There can be no assurance, however, that the effective date guidance contained in the Joint Statement and the Democrat Letters will be incorporated into the Proposed Legislation, if enacted, or that other legislation enacted after the date hereof will not otherwise adversely affect the ability of the Corporation to deduct the interest payable on the Junior Subordinated Debentures. Such a change could give rise to a Tax Event, which may permit the Corporation, upon approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve, to cause a redemption of the Trust Securities at the Early Redemption Price by electing to prepay the Junior Subordinated Debentures at the Prepayment Price. See "Description of Capital Securities--Redemption," "--Description of Junior Subordinated Debentures--Special Event Prepayment" and "Certain Federal Income Tax Considerations--Proposed Tax Legislation."

  Possible Adverse Effect on Market Prices

   There can be no assurance as to the market prices for Capital Securities or Junior Subordinated Debentures distributed to the holders of Capital Securities if a termination of the Trust were to occur. Accordingly, the Capital Securities or the Junior Subordinated Debentures may trade at a discount from the price that the investor paid to purchase the Capital Securities offered hereby. Because holders of Capital Securities may receive Junior Subordinated Debentures in liquidation of the Trust and because Distributions are otherwise limited to payments on the Junior Subordinated Debentures, prospective purchasers of Capital Securities are also making an investment decision with regard to the Junior Subordinated Debentures and should carefully review all the information regarding the Junior Subordinated Debentures contained herein. See "Description of Junior Subordinated Debentures."

  Rights Under the Guarantee

   The Guarantee will be qualified as an indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The First National Bank of Chicago will act as indenture trustee under the Guarantee (the "Guarantee Trustee") for the purpose of compliance with the Trust Indenture Act and will hold the Guarantee for the benefit of the holders of the Capital Securities. The First National Bank of Chicago will also act as Property Trustee under the Declaration and as Debenture Trustee under the Indenture. First Chicago Delaware Inc. will act as Delaware Trustee under the Declaration. The Guarantee will guarantee to the holders of the Capital Securities the following payments, to the extent not paid by the Trust: (i) any accumulated and unpaid Distributions required to be paid on the Capital Securities, to the extent that the Trust has funds on hand legally available therefor; (ii) the applicable Redemption Price with respect to any Capital Securities called for redemption, to the extent that the Trust has funds on hand legally available therefor; and
(iii) upon a voluntary or involuntary termination, winding up or liquidation of the Trust (unless the Junior Subordinated Debentures are distributed to holders of the Capital Securities), the lesser of (a) the aggregate of the Liquidation Amount and all accumulated and unpaid Distributions to the date of payment, to the extent that the Trust has funds on hand legally available therefor on such date and (b) the amount of assets of the Trust remaining available for distribution to holders of the Capital Securities on such date. The holders of a majority in Liquidation Amount of the Capital Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of the Guarantee or to direct the exercise of any trust power conferred upon the Guarantee Trustee. Any holder of the Capital Securities may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity. If the Corporation defaults on its obligation to pay amounts payable under the Junior Subordinated Debentures, the Trust will not have sufficient funds for the payment of Distributions or amounts payable on redemption of the Capital Securities or otherwise, and, in such event, holders of the Capital Securities will not be able to rely upon the Guarantee for payment of such amounts. Instead, in the event a Debenture Event of Default shall have occurred and be continuing and such event is attributable to the failure of the Corporation to pay principal of or premium, if any, or interest on the Junior Subordinated Debentures on the payment date on which such payment is due and payable, then a holder of Capital Securities may institute a legal proceeding directly against the Corporation for enforcement of payment to such holder of the principal of or premium, if any, or interest on such Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Capital Securities of such holder (a "Direct Action"). Notwithstanding any payments made to a holder of Capital Securities by the Corporation in connection with a Direct Action, the Corporation shall remain obligated to pay the principal of and premium, if any, and interest on the Junior Subordinated Debentures, and the Corporation shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Corporation to such holder in any Direct Action. Except as described herein, holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Junior Subordinated Debentures or to assert directly any other rights in respect of the Junior Subordinated Debentures. See "Description of Junior Subordinated Debentures--Enforcement of Certain Rights by Holders of Preferred Securities" and "--Debenture Events of Default" and "Description of Guarantees" in the accompanying Prospectus. The Declaration will provide that each holder of Capital Securities by acceptance thereof agrees to the provisions of the Indenture.

  Limited Voting Rights

   Holders of Capital Securities generally will have voting rights relating only to the modification of the terms of the Capital Securities, the termination or liquidation of the Trust, and the exercise of the Trust's rights as holder of the Junior Subordinated Debentures. Holders of Capital Securities will not be entitled to vote to appoint, remove or replace, or to increase or decrease the number of, the Issuer Trustees, which voting rights are vested exclusively in the holder of the Common Securities, except as described under "Description of Preferred Securities--Removal of Issuer Trustees" in the accompanying Prospectus. The Property Trustee, the Administrative Trustees and the Corporation may amend the Declaration without the consent of holders of Capital Securities to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust even if such action adversely affects the interests of such holders. See "Description of Preferred Securities--Voting Rights; Amendment of each Declaration" in the accompanying Prospectus.

  Trading Price

   The Corporation does not intend to have the Capital Securities listed on the New York Stock Exchange or any other securities exchange. There is no existing market for the Capital Securities and there can be no assurance as to the liquidity of any markets that may develop for the Capital Securities, the ability of the holders to sell their Capital Securities or at what price holders of the Capital Securities will be able to sell their Capital Securities as the case may be. Future trading prices of the Capital Securities will depend on many factors including, among other things, prevailing interest rates, the Corporation's operating results, and the market for similar securities. The Underwriters have informed the Trust and the Corporation that they intend to make a market in the Capital Securities as permitted by applicable laws and regulations. However, the Underwriters are not obligated to do so and any such market making activity may be terminated at any time without notice to the holders of the Capital Securities.

   The Capital Securities may trade at a price that does not fully reflect the value of accrued but unpaid interest with respect to the underlying Junior Subordinated Debentures. A holder who uses the accrual method of accounting for tax purposes (and a cash method holder, if the Junior Subordinated Debentures are deemed to have been issued with OID) and who disposes of its Capital Securities between record dates for payments of distributions thereon will be required to include accrued but unpaid interest on the Junior Subordinated Debentures through the date of disposition in income as ordinary income (i.e., interest or, possibly, OID), and to add such amount to its adjusted tax basis in its share of the underlying Junior Subordinated Debentures deemed disposed of. To the extent the selling price is less than the holder's adjusted tax basis (which will include all accrued but unpaid interest), a holder will recognize a capital loss. Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes. See "Certain Federal Income Tax Considerations--Interest Income and Original Issue Discount" and "--Sales of Capital Securities."

                           WACHOVIA CAPITAL TRUST II

   The Trust is a statutory business trust formed under Delaware law pursuant to (i) a declaration of trust, dated as of January 6, 1997, executed by the Corporation, as Sponsor, the Delaware Trustee and the Administrative Trustees named therein (the "Initial Declaration"), and (ii) the filing of a certificate of trust with the Secretary of State of the State of Delaware on January 6, 1997. The Initial Declaration will be replaced by an amended and restated declaration of trust executed on or prior to January 31, 1997 (the "Issue Date") by the Corporation, as Sponsor, and the Issuer Trustees (the "Declaration"). The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities, which represent undivided beneficial interests in the assets of the Trust, (ii) investing the gross proceeds from the sale of the Trust Securities in the Junior Subordinated Debentures and (iii) engaging in only those other activities necessary, advisable or incidental thereto. Accordingly, the Junior Subordinated Debentures will be the sole assets of the Trust and payments under the Junior Subordinated Debentures will be the sole revenues of the Trust. All of the Common Securities will be owned directly or indirectly by the Corporation. The Common Securities will rank pari passu, and payments will be made thereon pro rata, with the Capital Securities, except that upon the occurrence and during the continuance of an Event of Default under the Declaration resulting from a Debenture Event of Default, the rights of the Corporation as holder of the Common Securities to payments in respect of Distributions and payments upon liquidation, redemption or otherwise will be subordinated and rank junior to the rights of the holders of the Capital Securities. See "Description of Preferred Securities--Subordination of Common Securities" in the accompanying Prospectus. The Corporation will acquire, directly or indirectly, Common Securities in a Liquidation Amount equal to at least 3% of the total capital of the Trust. The Trust has a term of 55 years, but may terminate earlier as provided in the Declaration. The Trust's business and affairs will be conducted by the Issuer Trustees appointed by the Corporation as the direct or indirect holder of the Common Securities. The Issuer Trustees will be The First National Bank of Chicago as the Property Trustee (the "Property Trustee"), First Chicago Delaware Inc. as the Delaware Trustee (the "Delaware Trustee"), and three individual trustees (the "Administrative Trustees"). The First National Bank of Chicago, as Property Trustee, will act as sole indenture trustee under the Declaration. The First National Bank of Chicago will also act as indenture trustee under the Guarantee and the Indenture. See "Description of the Guarantee" and "Description of Junior Subordinated Debentures." The holder of the Common Securities of the Trust or, if an Event of Default under the Declaration has occurred and is continuing, the holders of a majority in Liquidation Amount of the Capital Securities, will be entitled to appoint, remove or replace the Property Trustee and/or the Delaware Trustee. In no event will the holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees; such voting rights will be vested exclusively in the holder of the Common Securities. The duties and obligations of each Issuer Trustee are governed by the Declaration. The Corporation will pay, directly or indirectly, all fees, expenses, debts and obligations (other than the Trust Securities) related to the Trust and the offering of the Capital Securities, including all ongoing costs, expenses and liabilities of the Trust. The principal executive office of the Trust is Wachovia Capital Trust II, c/o Wachovia Corporation, 100 North Main Street, Winston-Salem, North Carolina 27150, Attention: Chief Financial Officer. See "The Trusts" in the accompanying Prospectus.

   It is anticipated that the Trust will not be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                             WACHOVIA CORPORATION

   Wachovia Corporation ("Wachovia" or the "Corporation"), a North Carolina corporation, is an interstate bank holding company with dual headquarters in Atlanta, Georgia and Winston-Salem, North Carolina, serving regional, national and international markets. The Corporation has three principal banking subsidiaries, Wachovia Bank of Georgia, N.A. ("Wachovia Bank of Georgia"), Wachovia Bank of North Carolina, N.A. ("Wachovia Bank of North Carolina") and Wachovia Bank of South Carolina, N.A. ("Wachovia Bank of South Carolina" and together with Wachovia Bank of Georgia and Wachovia Bank of North Carolina, the "Banks"), the assets of which together, as of September 30, 1996, constituted substantially all of the assets of the Corporation. Wachovia's common stock is traded on the New York Stock Exchange under the symbol WB. Wachovia is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and is a savings and loan holding company within the meaning of the Home Owners' Loan Act of 1933, as amended.

   The Banks had a total of 486 offices as of September 30, 1996. As of September 30, 1996, Wachovia Bank of Georgia had 125 offices in 49 Georgia cities and communities, Wachovia Bank of North Carolina had 219 offices in 95 North Carolina cities and communities, and Wachovia Bank of South Carolina had 142 offices in 64 South Carolina cities and communities. Subsidiaries of the Corporation have domestic representative offices in Chicago and New York City; international representative offices in New York City, London and Tokyo; foreign branch offices in Grand Cayman; residential mortgage loan offices in Florida, Georgia, North Carolina and South Carolina; operations centers in Atlanta, Georgia, Charlotte, Greenville, Raleigh and Winston-Salem, North Carolina, and Columbia, South Carolina; a major credit card operation in Delaware; and a credit life and accident insurance company in Georgia.

   At September 30, 1996, on a consolidated basis, Wachovia had total assets of $47.5 billion, deposits of $27.4 billion, and a market capitalization of $8.2 billion. Based on its consolidated asset size and market capitalization at September 30, 1996, Wachovia was ranked 20th and 21st, respectively, among domestic U.S. bank holding companies.

   The Banks serve domestic U.S. retail and mid-market corporate customers in their home markets. Also, at September 30, 1996, the Banks administered trust assets totaling over $93.3 billion, including more than $23.0 billion in assets under discretionary management, and provided a comprehensive array of trust related services and products to institutional and retail clients. Other major subsidiaries of the Corporation include Wachovia Corporate Services, Inc. which directs large corporate and institutional relationship management and business development in national and international markets; Wachovia Leasing Corporation which provides corporate leasing services; Wachovia Operational Services Corporation which provides remittance processing services for customers through three operations centers; and Wachovia Investments, Inc. which offers brokerage services to institutional and retail clients.

   During January 1997, the Board of Directors of the Corporation and the Board of Directors of each of the Banks approved a plan of merger whereby Wachovia Bank of Georgia and Wachovia Bank of South Carolina would be merged with and into Wachovia Bank of North Carolina, which, as the survivor, would change its name to Wachovia Bank, National Association. The resulting bank will continue to operate in the states in which the Banks currently operate. The proposed merger will build on the many efficiencies the Banks have already achieved through standardization of operations and delivery systems and will result in additional cost savings from consolidated financial reporting and reduced regulatory fees. The proposed merger, which is subject to regulatory approvals, is currently expected to take place on or after June 1, 1997 pursuant to the authority of the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 and applicable state interstate banking legislation.

                                USE OF PROCEEDS

   The proceeds to the Trust (without giving effect to expenses of the offering payable by the Corporation) from the offering of the Capital Securities will be $296,520,000. All of the proceeds from the sale of Capital Securities (together with the proceeds of the Common Securities) will be invested by the Trust in the Junior Subordinated Debentures. The Corporation intends that the net proceeds from the sale of the Junior Subordinated Debentures will be used for general corporate purposes, which may include, but not be limited to, investments in and advances to the Corporation's subsidiaries and the redemption of certain of the Corporation's outstanding debt securities. The precise amount and timing of the application of such net proceeds used for such corporate purposes will depend on the funding requirements and the availability of other funds to the Corporation and its subsidiaries. Pending such application by the Corporation, such net proceeds may be temporarily invested in short-term interest bearing securities. The Capital Securities will be eligible to qualify as Tier I Capital under the capital guidelines of the Federal Reserve, provided that under current Federal Reserve guidelines no more than 25% of the Corporation's Tier I Capital may comprise Capital Securities and other capital securities and cumulative preferred stock of the Corporation.

                      RATIOS OF EARNINGS TO FIXED CHARGES

   The following table sets forth the Corporation's consolidated ratios of earnings to fixed charges for the respective periods indicated.

                                     Nine Months
                                        Ended     Years Ended December 31,
                                    September 30, ------------------------
                                        1996      1995 1994 1993 1992 1991
                                    ------------- ---- ---- ---- ---- ----
Ratio of Earnings to Fixed Charges:
Excluding interest on deposits.....     2.14x     2.13 2.48 3.32 3.57 1.71
Including interest on deposits.....     1.55x     1.54 1.72 1.81 1.61 1.19

   For purposes of computing the ratios of earnings to fixed charges, earnings represent net income (loss) before extraordinary items and cumulative effect of changes in accounting principles plus applicable income taxes and fixed charges. Fixed charges, excluding interest on deposits, include gross interest expense (other than on deposits) and the proportion deemed representative of the interest factor of rent expense, net of income from subleases. Fixed charges, including gross interest on deposits, include all interest expense and the proportion deemed representative of the interest factor of rent expense, net of income from subleases.

                                CAPITALIZATION

   The following table sets forth the actual unaudited consolidated capitalization of the Corporation at September 30, 1996, as adjusted to give effect to (i) the consummation of the offering of Capital Securities and the application of the estimated net proceeds from the sale of the Capital Securities and (ii) the offering of $300 million of 7.64% Capital Securities of Wachovia Capital Trust I on December 16, 1996 and the application of the net proceeds from the sale of such Capital Securities. The table should be read in conjunction with the Corporation's consolidated financial statements and notes thereto included in the documents incorporated by reference herein. See "Incorporation of Certain Documents by Reference."

                                         At September 30, 1996
                                         ----------------------
                                           Actual   As Adjusted
                                         ---------- -----------
                                             (in thousands)
Long-Term Debt(1)....................... $6,171,070 $ 6,171,070
Redeemable Capital
Securities of Subsidiaries(2)...........         --     600,000
                                         ---------- -----------
Total Long-Term Debt....................  6,171,070   6,771,070
Stockholders' Equity
Preferred Stock.........................         --          --
Common Stock at $5 par value............    826,067     826,067
Capital surplus.........................    500,613     500,613
Retained earnings.......................  2,369,590   2,369,590
Net unrealized gain (loss) on securities     32,924      32,924
Total stockholders' equity..............  3,729,194   3,729,194
                                         ---------- -----------
   Total................................ $9,900,264 $10,500,264
                                         ========== ===========

--------
(1)Not reflected in this table are $200 million Wachovia Corporation 6.625% Senior Notes due November 15, 2006, issued November 12, 1996.
(2)The Capital Securities will be issued by Wachovia Capital Trust II. Wachovia Capital Trust II will invest the proceeds of the offering of the Capital Securities, together with the amounts to be paid by the Corporation for Wachovia Capital Trust II's Common Securities, in $309.28 million of Floating Rate Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 of the Corporation. The Floating Rate Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 will bear interest at a floating rate and will mature on January 15, 2027. Wachovia Capital Trust II will be a subsidiary of the Corporation and will hold the Floating Rate Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 as its sole asset.
   On December 16, 1996, Wachovia Capital Trust I issued $300 million of 7.64% Capital Securities. Wachovia Capital Trust I invested the proceeds of the offering of such Capital Securities, together with $9.28 million paid by the Corporation for Wachovia Capital Trust I's Common Securities, in $309.28 million of 7.64% Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 of the Corporation. The 7.64% Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 will bear interest at a rate of 7.64% per annum and will mature on January 15, 2027. Wachovia Capital Trust I is a subsidiary of the Corporation and holds the 7.64% Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 as its sole asset.

                            SUMMARY FINANCIAL DATA

   The summary below should be read in connection with the financial information included in the Corporation's 1995 Annual Report on Form 10-K. The summary below should also be read in conjunction with the financial information contained in the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996. Interim unaudited data for the nine months ended September 30, 1996 and 1995 reflect, in the opinion of management of the Corporation, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of such data. Results for the nine months ended September 30, 1996 are not necessarily indicative of results which may be expected for any other interim period or for the year as a whole.

                                                Nine Months Ended
                                                  September 30,             Year Ended December 31,
                                                ----------------- --------------------------------------------
                                                  1996     1995     1995     1994     1993     1992     1991
                                                -------- -------- -------- -------- -------- -------- --------
                                                   (unaudited)
                                                         (dollars in millions, except per share data)
Income Statement Data:
Net interest revenue........................... $  1,150 $  1,074 $  1,441 $  1,324 $  1,284 $  1,255 $  1,169
Provision for credit losses....................      103       74      104       72       93      119      293
                                                -------- -------- -------- -------- -------- -------- --------
Net interest revenue after provision for credit
 losses........................................    1,047    1,000    1,337    1,252    1,191    1,136      876
Noninterest income.............................      582      547      736      607      628      556      501
Noninterest expense............................      935      889    1,204    1,098    1,131    1,096    1,096
                                                -------- -------- -------- -------- -------- -------- --------
Income (Loss) before income taxes,
 extraordinary items & cumulative effect of
 changes in accounting principles..............      694      658      869      761      688      596      281
Provision for (Benefit from) income taxes......      220      202      266      222      196      163       51
                                                -------- -------- -------- -------- -------- -------- --------
Income (Loss) before extraordinary items &
 cumulative effect of changes in accounting
 principles....................................      474      456      603      539      492      433      230
Extraordinary items, net of tax................
Cumulative effect of changes in accounting
 principles, net...............................
Net income (Loss).............................. $    474 $    456 $    603 $    539 $    492 $    433 $    230
                                                ======== ======== ======== ======== ======== ======== ========
Per common share:
Income (Loss) before extraordinary items &
 cumulative effect of changes in accounting
 principles:
Primary........................................ $   2.79 $   2.65 $   3.50 $   3.13 $   2.83 $   2.51 $   1.34
Fully diluted..................................     2.78     2.64     3.49     3.12     2.81     2.48     1.32
Net Income (Loss):
Primary........................................     2.79     2.65     3.50     3.13     2.83     2.51     1.34
Fully diluted..................................     2.78     2.64     3.49     3.12     2.81     2.48     1.32
Book value.....................................    22.57    21.24    22.15    19.23    17.61    16.18    14.56
Cash dividends declared........................     1.12     1.02     1.38     1.23     1.11     1.00      .92
Average number of common shares (in
 thousands):
Primary........................................  169,758  171,993  172,089  172,339  173,941  172,641  171,481
Fully diluted..................................  170,251  172,882  172,957  172,951  175,198  175,512  175,218
Average Balance Sheet Data:
Loans and lease financing...................... $ 29,963 $ 27,180 $ 27,505 $ 24,213 $ 21,546 $ 20,032 $ 20,589
Total earning assets...........................   40,270   36,420   36,997   32,794   29,780   28,097   28,360
Total assets...................................   45,059   40,797   41,473   37,029   33,629   31,832   32,045
Deposits.......................................   26,028   23,654   24,262   22,315   22,373   22,831   22,519
Long-term debt.................................    6,025    4,797    4,902    4,350    2,073      449      178
Stockholders' equity...........................    3,654    3,354    3,410    3,096    2,872    2,596    2,462

                             ACCOUNTING TREATMENT

   For financial reporting purposes the Trust will be treated as a subsidiary of the Corporation and, accordingly, the accounts of the Trust will be included in the consolidated financial statements of the Corporation. The Capital Securities will be included as a component of long-term debt in a separate line item in the consolidated balance sheets of the Corporation, and appropriate disclosures about the Capital Securities, the Guarantee and the Junior Subordinated Debentures will be included in the notes to the consolidated financial statements. For financial reporting purposes, the Corporation will record Distributions payable on the Capital Securities as an expense in the consolidated statements of income.

   The Corporation has agreed that future financial reports of the Corporation will: (i) present the preferred securities issued by other trusts created by the Corporation on the Corporation's balance sheet as a component of long-term debt in a separate line item; (ii) include in a footnote to the financial statements disclosure that the sole assets of the trusts are the junior subordinated debentures and the related expense agreement (specifying as to each trust the principal amount, interest rate and maturity date of junior subordinated debentures held); and (iii) if Staff Accounting Bulletin 53 treatment is sought, include, in an audited footnote to the financial statements, disclosure that (a) the trusts are wholly owned, (b) the sole assets of the trusts are the junior subordinated debentures (specifying as to each trust the principal amount, interest rate and maturity date of the junior subordinated debentures held) and the related expense agreement, and (c) the obligations of the Corporation under the junior subordinated debentures, the relevant indenture, trust agreement and guarantee, in the aggregate, constitute a full and unconditional guarantee by the Corporation of such trust's obligations under the preferred securities issued by such trust.

                       DESCRIPTION OF CAPITAL SECURITIES

  General

   The following summary of certain terms and provisions of the Capital Securities supplements the description of the terms and provisions of the Preferred Securities set forth in the accompanying Prospectus under the heading "Description of Preferred Securities," to which description reference is hereby made. This summary of certain terms and provisions of the Capital Securities, which describes the material provisions thereof, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Declaration, to which reference is hereby made. The form of the Declaration has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and accompanying Prospectus form a part.

  Distributions

   The Capital Securities represent beneficial ownership interests in the Trust, and Distributions on each Capital Security will be payable at a rate per annum reset quarterly equal to LIBOR plus .50% (the "Distribution Rate") on the stated Liquidation Amount of $1,000, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, a "Distribution Date"), to the holders of the Capital Securities on the relevant record dates. The record dates for the Capital Securities will be, for so long as the Capital Securities remain in book-entry form, one Business Day (as defined in the accompanying Prospectus) prior to the relevant Distribution Date (as defined herein) and, in the event the Capital Securities are not in book-entry form, the first day of the month in which the relevant Distribution Date (as defined herein) falls. Distributions will accumulate from and including the next preceding Distribution Date in respect of which a Distribution has been paid (or from the date of original issuance, if no Distributions have been paid) to but excluding the related Distribution Date or Stated Maturity Date, as the case may be. The first Distribution Date for the Capital Securities will be April 15, 1997. The amount of Distributions payable for any period will be computed on the basis of the actual number of days elapsed in such period and a year of 360 days. In the event that any Distribution Date is not a Business Day (as defined herein), then such Distribution Date will be postponed to the next succeeding day that is a Business

Day, except that if such Business Day falls in the next succeeding calendar month, such Distribution Date will be the immediately preceding Business Day. If the Stated Maturity Date falls on a day that is not a Business Day, payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day, and no interest or other payment will accumulate for the period from and after the Stated Maturity Date. A "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in New York, New York or Winston-Salem, North Carolina are authorized or required by law to close. See "Description of Preferred Securities--Distributions" in the accompanying Prospectus.

   So long as no Debenture Event of Default under the Indenture has occurred and is continuing, the Corporation has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided that no Extension Period may extend beyond the Stated Maturity Date of the Junior Subordinated Debentures. Upon any such election, quarterly Distributions on the Capital Securities by the Trust will be deferred during such Extension Period. Distributions to which holders of the Capital Securities are entitled will accumulate additional Distributions thereon at the then applicable periodic Distribution Rate, compounded quarterly from the relevant Distribution Date. The term "Distributions" as used herein shall include any such additional Distributions. During any such Extension Period, the Corporation may extend such Extension Period, provided that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods including the first quarterly period during such Extension Period or to extend beyond the Stated Maturity Date. Upon the termination of any such Extension Period and the payment of all amounts then due, and subject to the foregoing limitations, the Corporation may elect to begin a new Extension Period. The Corporation must give the Property Trustee, the Administrative Trustees and the Debenture Trustee notice of its election of any Extension Period or any extension thereof at least five Business Days prior to the earlier of (i) the date the Distributions on the Capital Securities would have been payable except for the election to begin or extend such Extension Period and (ii) the date the Administrative Trustees are required to give notice to any securities exchange or to holders of the Capital Securities of the record date or the date such Distributions are payable, but in any event not less than five Business Days prior to such record date. There is no limitation on the number of times that the Corporation may elect to begin an Extension Period. See "Description of Junior Subordinated Debentures--Option to Extend Interest Payment Date" and "Certain Federal Income Tax Considerations--Interest Income and Original Issue Discount."

   During any such Extension Period, the Corporation may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock or
(ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Corporation (including other junior subordinated debentures issued by the Corporation) that rank pari passu with or junior in right of payment to the Junior Subordinated Debentures or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation if such guarantee ranks pari passu with or junior in right of payment to the Junior Subordinated Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class, or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans).

   Although the Corporation may in the future exercise its option to defer payments of interest on the Junior Subordinated Debentures, the Corporation has no such current intention.

   The revenue of the Trust available for distribution to holders of the Capital Securities will be limited to payments under the Junior Subordinated Debentures in which the Trust will invest the proceeds from the issuance and sale of the Trust Securities. See "Description of Junior Subordinated Debentures--General." If the Corporation does not make interest payments on the Junior Subordinated Debentures, the Property Trustee will not have funds available to pay Distributions on the Capital Securities. The payment of Distributions (if and to the extent the Trust has funds on hand legally available for the payment of such Distributions) will be guaranteed by the Corporation on a limited basis as set forth herein under "Description of the Guarantee."

  Distribution Rate

   LIBOR, the Distribution period and the amount of Distribution payable in respect of each Distribution period will be calculated by The First National Bank of Chicago, as Calculation Agent, in the same manner as LIBOR, the interest period and the interest payable in respect of each interest period for the Junior Subordinated Debentures, as described under "Description of Junior Subordinated Debentures--Interest Rate."

  Redemption

   Upon the repayment on the Stated Maturity Date or prepayment prior to the Stated Maturity Date of the Junior Subordinated Debentures, the proceeds from such repayment or prepayment shall be applied by the Property Trustee to redeem a Like Amount (as defined below) of the Trust Securities, upon not less than 30 nor more than 60 days' notice of a date of redemption (the "Redemption Date") at the applicable Redemption Price, which shall be equal to (i) in the case of the repayment of the Junior Subordinated Debentures on the Stated Maturity Date, the Maturity Redemption Price (equal to the principal of and accrued interest on the Junior Subordinated Debentures), (ii) in the case of (A) the optional prepayment of the Junior Subordinated Debentures prior to January 15, 2007 upon the occurrence and continuation of a Special Event, or (B) the optional prepayment of the Junior Subordinated Debentures other than as contemplated in clause (ii) (A) above, the Early Redemption Price (equal to the Prepayment Price in respect of the Junior Subordinated Debentures). See "Description of Junior Subordinated Debentures--Optional Prepayment" and "--Special Event Prepayment."

   "Like Amount" means (i) with respect to a redemption of the Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Junior Subordinated Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Junior Subordinated Debentures upon the liquidation of the Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the holder to whom such Junior Subordinated Debentures are distributed.

   The Corporation will have the option to prepay the Junior Subordinated Debentures, (i) in whole or in part, on or after January 15, 2007, and (ii) in whole but not in part, at any time prior to January 15, 2007, upon the occurrence of a Special Event, in each case at the Prepayment Price, and in each case subject to receipt of prior approval by the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve.

  Liquidation of the Trust and Distribution of Junior Subordinated Debentures

   The Corporation will have the right at any time to terminate the Trust and cause the Junior Subordinated Debentures to be distributed to the holders of the Capital Securities in exchange therefor upon liquidation of the Trust. Such right is subject to (i) the Corporation having received an opinion of counsel to the effect that such distribution will not be a taxable event to holders of Capital Securities and (ii) the prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve.

   If the Corporation elects not to prepay the Junior Subordinated Debentures prior to maturity in accordance with their terms and either elects not to or is unable to liquidate the Trust and distribute the Junior Subordinated Debentures to holders of the Trust Securities, the Trust Securities will remain outstanding until the repayment of the Junior Subordinated Debentures on the Stated Maturity Date.

  Liquidation Value

   The amount payable on the Capital Securities in the event of any liquidation of the Trust is $1,000 per Capital Security plus accumulated and unpaid Distributions, which amount may be paid in the form of a distribution of a Like Amount of Junior Subordinated Debentures, subject to certain exceptions. See "Description of Preferred Securities--Liquidation Distribution Upon Termination" in the accompanying Prospectus.

  Registration of Capital Securities

   The Capital Securities will be represented by global certificates registered in the name of The Depository Trust Company ("DTC") or its nominee. Beneficial interests in the Capital Securities will be shown on, and transfers thereof will be effected only through, records maintained by participants in DTC. Except as described below and in the accompanying Prospectus, Capital Securities in certificated form will not be issued in exchange for the global certificates. See "Book-Entry Issuance" in the accompanying Prospectus.

   A global security shall be exchangeable for Capital Securities registered in the names of persons other than DTC or its nominee only if (i) DTC notifies the Trust that it is unwilling or unable to continue as a depositary for such global security and no successor depositary shall have been appointed, or if at any time DTC ceases to be a clearing agency registered under the Exchange Act at a time when DTC is required to be so registered to act as such depositary,
(ii) the Trust in its sole discretion determines that such global security shall be so exchangeable or (iii) there shall have occurred and be continuing an event of default under the Indenture with respect to the Junior Subordinated Debentures. Any global security that is exchangeable pursuant to the preceding sentence shall be exchangeable for definitive certificates registered in such names as DTC shall direct. It is expected that such instructions will be based upon directions received by DTC from its Participants (as defined in the accompanying Prospectus) with respect to ownership of beneficial interests in such global security. In the event that Capital Securities are issued in definitive form, such Capital Securities will be in denominations of $1,000 and integral multiples thereof and may be transferred or exchanged at the offices described below.

   Payments on Capital Securities represented by a global security will be made to DTC, as the depositary for the Capital Securities. In the event Capital Securities are issued in certificated form, the Liquidation Amount and Distributions will be payable, the transfer of the Capital Securities will be registrable, and Capital Securities will be exchangeable for Capital Securities of other denominations of a like aggregate Liquidation Amount, at the corporate office of the Property Trustee in New York, New York, or at the offices of any paying agent or transfer agent appointed by the Administrative Trustees, provided that payment of any Distribution may be made at the option of the Administrative Trustees by check mailed to the address of the persons entitled thereto or by wire transfer. In addition, if the Capital Securities are issued in certificated form, the record dates for payment of Distributions will be the first day of the month in which the relevant Distribution payment is scheduled to be paid. For a description of DTC and the terms of the depositary arrangements relating to payments, transfers, voting rights, redemptions and other notices and other matters, see "Book-Entry Issuance" in the accompanying Prospectus.

                 DESCRIPTION OF JUNIOR SUBORDINATED DEBENTURES

  General

   The following summary of certain terms and provisions of the Junior Subordinated Debentures supplements the description of the terms and provisions of the Corresponding Junior Subordinated Debentures (as defined in the accompanying Prospectus) set forth in the accompanying Prospectus under the heading "Description of Junior Subordinated Debentures" to which description reference is hereby made. The summary of certain terms and provisions of the Junior Subordinated Debentures set forth below, which describes the material provisions thereof, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Indenture, to which reference is hereby made. The form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and accompanying Prospectus form a part.

   Concurrently with the issuance of the Capital Securities, the Trust will invest the proceeds thereof, together with the consideration paid by the Corporation for the Common Securities, in the Junior Subordinated Debentures issued by the Corporation. The Junior Subordinated Debentures will bear interest at a rate per annum reset quarterly equal to LIBOR plus .50% (the "Interest Rate") on the principal amount thereof, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, an "Interest Payment Date"), commencing April 15, 1997, to the person in whose name each Junior Subordinated Debenture is registered at the close of business on the Business Day next preceding such Interest Payment Date. It is anticipated that, until the liquidation, if any, of the Trust, each Junior Subordinated Debenture will be held in the name of the Property Trustee in trust for the benefit of the holders of the Trust Securities. The amount of interest payable for any period will be computed on the basis of the actual number of days elapsed in such period and a year of 360-days. In the event that any Interest Payment Date is not a Business Day, such Interest Payment Date will be postponed to the next succeeding day that is a Business Day, except that if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the maturity date for the Junior Subordinated Debentures falls on a day that is not a Business Day, payment of interest on such date will be made on the next succeeding day that is a Business Day, and no interest or other payment will accrue for the period from and after such maturity date. Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof (to the extent permitted by law) at the Interest Rate, compounded quarterly from the relevant Interest Payment Date. The term "interest" as used herein shall include quarterly interest payments, interest on quarterly interest payments not paid on the applicable Interest Payment Date and Additional Sums (as defined below), as applicable.

   The Junior Subordinated Debentures will be issued in denominations of $1,000 and integral multiples thereof. The Junior Subordinated Debentures will mature on January 15, 2027.

   The Junior Subordinated Debentures will rank pari passu with all other junior subordinated debentures to be issued by the Corporation and will be unsecured and subordinate and rank junior in right of payment to the extent and in the manner set forth in the Indenture to all Senior Indebtedness of the Corporation. See "Description of Junior Subordinated Debentures--Subordination" in the accompanying Prospectus. The Corporation is a non-operating holding company and almost all of the operating assets of the Corporation and its consolidated subsidiaries are owned by such subsidiaries. The Corporation relies primarily on dividends from such subsidiaries to meet its obligations. The Corporation is a legal entity separate and distinct from its banking and non-banking affiliates. The principal sources of the Corporation's income are dividends, interest and fees from its banking and non-banking affiliates. The Banks are subject to certain restrictions imposed by federal law on any extensions of credit to, and certain other transactions with, the Corporation and certain other affiliates, and on investments in stock or other securities thereof. Such restrictions prevent the Corporation and such other affiliates from borrowing from the Banks unless the loans are secured by various types of collateral. Further, such secured loans, other transactions and investments by any of the Banks are generally limited in amount as to the Corporation and as to each of such other affiliates to 10% of such Bank's capital and surplus and as to the Corporation and all of such other affiliates to an aggregate of 20% of such Bank's capital and surplus. In addition, payment of dividends to the Corporation by the Banks is subject to ongoing review by banking regulators and is subject to various statutory limitations and in certain circumstances requires approval by banking regulatory authorities. Because the Corporation is a holding company, the right of the Corporation to participate in any distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization or otherwise is subject to the prior claims of creditors of the subsidiary, except to the extent the Corporation may itself be recognized as a creditor of that subsidiary. Accordingly, the Junior Subordinated Debentures will be effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, and holders of Junior Subordinated Debentures should look only to the assets of the Corporation for payments on the Junior Subordinated Debentures. The Indenture does not limit the incurrence or issuance of other secured or unsecured debt of the Corporation, including Senior Indebtedness. See "Description of Junior Subordinated Debentures--Subordination" in the accompanying Prospectus.

  Interest Rate

   The interest period with respect to the Junior Subordinated Debentures is each successive period from and including an Interest Payment Date (or the date of original issuance, in the case of the initial interest period) to but excluding the next Interest Payment Date, or the Stated Maturity Date, as the case may be, provided that if such Interest Payment Date would not be a Business Day, then such Interest Payment Date and the first day of the next succeeding interest period will be the next succeeding Business Day, except if such Business Day is in the next succeeding calendar month, such Interest Payment Date and the first day of the next succeeding interest period will be the immediately preceding Business Day. The First National Bank of Chicago, as Calculation Agent (the "Calculation Agent"), will calculate the Interest Rate for each quarterly interest period based on LIBOR determined as of two London Business Days (defined as any day, other than a Saturday or Sunday, on which banks are open for business in London) prior to the first day of such interest period (each, a "Determination Date"). "LIBOR" means, with respect to a quarterly interest period relating to an Interest Payment Date (in the following order of priority):

    (1)the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date;

    (2)if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of 0.00001%) of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reuters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date;

    (3)if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Calculation Agent will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of 0.00001%) of such quotations;

    (4)if fewer than two such quotations are provided as requested in clause
       (3) above, the Calculation Agent will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of 0.00001%) of such quotations; and

    (5)if fewer than two such quotations are provided as requested in clause
       (4) above, LIBOR will be LIBOR as determined on the previous Determination Date.

   If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the case may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate before 12:00 noon (London time) on such Determination Date, the corrected rate as so substituted on the applicable page will be the applicable LIBOR for such Determination Date.

   Absent manifest error, the Calculation Agent's determination of LIBOR and its calculation of the applicable Interest Rate for each interest period will be final and binding. Investors may obtain the interest rates for the current and preceding interest period by writing or calling the Corporate Trust Department of the Calculation Agent at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670 (telephone 1-800-524-9472).

  Option to Extend Interest Payment Date

   So long as no Debenture Event of Default has occurred and is continuing, the Corporation will have the right under the Indenture at any time during the term of the Junior Subordinated Debentures to defer the payment of interest at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided that no Extension Period may extend beyond the Stated Maturity Date. At the end of an Extension Period, the Corporation must pay all interest then accrued and unpaid (together with interest on such unpaid interest at the applicable periodic Interest Rate, compounded quarterly from the relevant Interest Payment Date, to the extent permitted by applicable law). During an Extension Period, interest will continue to accrue and holders of Junior Subordinated Debentures (and holders of the Trust Securities while Trust Securities are outstanding) will be required to accrue interest income for United States federal income tax purposes prior to the receipt of cash attributable to such income. See "Certain Federal Income Tax Considerations--Interest Income and Original Issue Discount."

   During any such Extension Period, the Corporation may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock,
(ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation (including other junior subordinated debentures issued by the Corporation) that rank pari passu with or junior in right of payment to the Junior Subordinated Debentures or
(iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation if such guarantee ranks pari passu with or junior in right of payment to the Junior Subordinated Debentures (other than (a) dividends or distributions in shares of or options, warrants or rights to subscribe for or purchase shares of, common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans).

   Prior to the termination of any such Extension Period, the Corporation may further extend such Extension Period, provided that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods or to extend beyond the Stated Maturity Date. Upon the termination of any such Extension Period and the payment of all amounts then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation must give the Property Trustee, the Administrative Trustees and the Debenture Trustee notice of its election of any Extension Period (or an extension thereof) at least five Business Days prior to the earlier of (i) the date the Distributions on the Trust Securities would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees are required to give notice to any securities exchange or to holders of Capital Securities of the record date or the date such Distributions are payable, but in any event not less than five Business Days prior to such record date. The Debenture Trustee shall give notice of the Corporation's election to begin or extend a new Extension Period to the holders of the Capital Securities. There is no limitation on the number of times that the Corporation may elect to begin an Extension Period. See "Description of Junior Subordinated Debentures--Option to Defer Interest Payments" in the accompanying Prospectus.

  Optional Prepayment

   The Junior Subordinated Debentures will be prepayable, in whole or in part, at the option of the Corporation, on or after January 15, 2007 (the "Initial Optional Prepayment Date"), subject to the Corporation having received prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve, at a prepayment price equal to 100% of the principal amount of the Junior Subordinated Debentures so redeemed plus accrued and unpaid interest thereon to the date of prepayment.

  Special Event Prepayment

   If a Special Event shall occur and be continuing, the Corporation may, at any time prior to the Initial Optional Prepayment Date, at its option and subject to receipt of prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve, prepay the Junior Subordinated Debentures in whole (but not in part) at any time within 90 days of the occurrence of such Special Event, at a prepayment price equal to 100% of the principal amount of such Junior Subordinated Debentures plus accrued and unpaid interest thereon to the date of prepayment.

   A "Special Event" means a Tax Event or a Regulatory Capital Event, as the case may be.

   A "Tax Event" means the receipt by the Corporation and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Corporation on the Junior Subordinated Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

   A "Regulatory Capital Event" means that the Corporation shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the Issue Date, the Capital Securities do not constitute, or within 90 days of the date of such opinion, will not constitute, Tier I Capital (or its then equivalent); provided, however, that the distribution of the Junior Subordinated Debentures in connection with the liquidation of the Trust by the Corporation shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

   "Additional Sums" means such additional amounts as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Capital Securities and Common Securities shall not be reduced as a result of any additional taxes, duties or other governmental charges to which the Trust has become subject as a result of a Tax Event.

   Notice of any prepayment will be mailed at least 30 days but not more than 60 days before the prepayment date to each holder of Junior Subordinated Debentures to be prepaid at its registered address. Unless the Corporation defaults in payment of the prepayment price, on and after the prepayment date interest ceases to accrue on such Junior Subordinated Debentures called for prepayment.

   If the Trust is required to pay any additional taxes, duties or other governmental charges as a result of a Tax Event, the Corporation will pay as additional amounts on the Junior Subordinated Debentures the Additional Sums.

  Distribution of Junior Subordinated Debentures

   As described under "Description of Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debentures," under certain circumstances involving the termination of the Trust, Junior Subordinated Debentures may be distributed to the holders of the Capital Securities in exchange therefor upon liquidation of the Trust after satisfaction of liabilities to creditors of the Trust as provided by applicable law. If distributed to holders of Capital Securities, the Junior Subordinated Debentures will initially be issued in the form of one or more global securities and DTC, or any successor depositary for the Capital Securities, will act as depositary for the Junior Subordinated Debentures. It is anticipated that the depositary arrangements for the Junior Subordinated Debentures would be substantially identical to those in effect for the Capital Securities. There can be no assurance as to the market price of any Junior Subordinated Debentures that may be distributed to the holders of Capital Securities.

  Registration of Junior Subordinated Debentures

   The Junior Subordinated Debentures will be registered in the name of the Trust. In the event that the Junior Subordinated Debentures are distributed to holders of Capital Securities, it is anticipated that the depositary and other arrangements for the Junior Subordinated Debentures will be substantially identical to those in effect for the Capital Securities as applicable. See "Description of Capital Securities--Registration of Capital Securities."

                         DESCRIPTION OF THE GUARANTEE

   The Guarantee will be executed and delivered by the Corporation concurrently with the issuance by the Trust of the Capital Securities for the benefit of the holders from time to time of the Capital Securities. The First National Bank of Chicago will act as indenture trustee ("Guarantee Trustee") under the Guarantee. The Guarantee will be qualified as an indenture under the Trust Indenture Act. First National Bank of Chicago will act as the Guarantee Trustee for the purposes of compliance with the Trust Indenture Act and will hold the Guarantee for the benefit of the holders of the Capital Securities. First National Bank of Chicago will also act as Debenture Trustee for the Junior Subordinated Debentures and as Property Trustee. This summary of certain provisions of the Guarantee does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Guarantee, including the definitions therein of certain terms, and the Trust Indenture Act.

   The Corporation will irrevocably agree to pay in full on a subordinated basis, to the extent set forth herein, the Guarantee Payments (as defined below) to the holders of the Capital Securities, as and when due, regardless of any defense, right of set-off or counterclaim that the Trust may have or assert other than the defense of payment. The following payments with respect to the Capital Securities, to the extent not paid by or on behalf of the Trust (the "Guarantee Payments"), will be subject to the Guarantee: (i) any accumulated and unpaid Distributions required to be paid on Capital Securities, to the extent the Trust has funds on hand legally available therefor, (ii) the Redemption Price with respect to any Capital Securities called for redemption, to the extent that the Trust has funds on hand legally available therefor, or
(iii) upon a voluntary or involuntary termination and liquidation of the Trust (unless the Junior Subordinated Debentures are distributed to holders of the Capital Securities), the lesser of (a) the Liquidation Distribution and (b) the amount of assets of the Trust remaining available for distribution to holders of Capital Securities. The Corporation's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Corporation to the holders of the Capital Securities or by causing the Trust to pay such amounts to such holders.

   The holders of a majority in Liquidation Amount of the Capital Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of the Guarantee or to direct the exercise of any trust power conferred upon the Guarantee Trustee under the Guarantee. Any holder of the Capital Securities may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity. If the Corporation were to default on its obligation to pay amounts payable under the Junior Subordinated Debentures, the Trust would lack funds for the payment of Distributions or amounts payable on redemption of the Capital Securities or otherwise, and, in such event, holders of the Capital Securities would not be able to rely upon the Guarantee for payment of such amounts. Instead, if an event of default under the Indenture shall have occurred and be continuing and such event is attributable to the failure of the Corporation to pay interest or premium, if any, on or principal of the Junior Subordinated Debentures on the applicable payment date, then a holder of Capital Securities may institute a Direct Action against the Corporation pursuant to the terms of the Indenture for enforcement of payment to such holder of the principal of or interest or premium, if any, on such Junior Subordinated Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such holder. In connection with such Direct Action, the Corporation will have a right of set-off under the Indenture to the extent of any payment made by the Corporation to such holder of Capital Securities in the Direct Action. Except as described herein, holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Junior Subordinated Debentures or assert directly any other rights in respect of the Junior Subordinated Debentures. See "Description of Guarantees" in the accompanying Prospectus. The Declaration provides that each holder of Capital Securities by acceptance thereof agrees to the provisions of the Guarantee and the Indenture.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

  General

   In the opinion of Brown & Wood LLP, special federal income tax counsel to the Corporation and the Trust ("Tax Counsel"), the following is a summary of certain of the material United States federal income tax consequences of the purchase, ownership and disposition of Capital Securities held as capital assets by a holder who purchases such Capital Securities upon initial issuance. It does not deal with special classes of holders such as banks, thrifts, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or currencies, tax-exempt investors, or persons that will hold the Capital Securities as a position in a "straddle," as part of a "synthetic security" or "hedge," as part of a "conversion transaction" or other integrated investment, or as other than a capital asset. This summary also does not address the tax consequences to persons that have a functional currency other than the U.S. dollar or the tax consequences to shareholders, partners or beneficiaries of a holder of Capital Securities. Further, it does not include any description of any alternative minimum tax consequences or the tax laws of any state or local government or of any foreign government that may be applicable to the Capital Securities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations thereunder, and the administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis.

  Classification of the Junior Subordinated Debentures

   In connection with the issuance of the Junior Subordinated Debentures, Tax Counsel will render its opinion generally to the effect that, under then current law and assuming full compliance with the terms of the Indenture (and certain other documents), and based on certain facts and assumptions contained in such opinion, the Junior Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Corporation. An opinion of Tax Counsel, however, is not binding on the Internal Revenue Service (the "IRS") or the courts. Prospective investors should note that no rulings have been or are expected to be sought from the IRS with respect to any of these issues and no assurance can be given that the IRS will not take contrary positions.

Moreover, no assurance can be given that any of the opinions expressed herein will not be challenged by the IRS or, if challenged, that such a challenge would not be successful.

  Classification of the Trust

   In connection with the issuance of the Capital Securities, Tax Counsel will render its opinion generally to the effect that, under then current law and assuming full compliance with the terms of the Declaration and the Indenture (and certain other documents), and based on certain facts and assumptions contained in such opinion, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, each holder of Capital Securities generally will be considered the owner of an undivided interest in the Junior Subordinated Debentures, and each holder will be required to include in its gross income any interest (or OID accrued) with respect to its allocable share of those Junior Subordinated Debentures.

  Interest Income and Original Issue Discount

   Under recently issued Treasury regulations (the "Regulations") applicable to debt instruments on or after August 13, 1996, a "remote" contingency that stated interest will not be timely paid will be ignored in determining whether a debt instrument is issued with OID. The Corporation believes that the likelihood of its exercising its option to defer payments of interest is "remote" since exercising that option would prevent the Corporation from declaring dividends on any class of its equity securities. Accordingly, the Corporation intends to take the position, based on the advice of Tax Counsel, that the Junior Subordinated Debentures will not be considered to be issued with OID and, accordingly, stated interest on the Junior Subordinated Debentures generally will be taxable to a holder as ordinary income at the time it is paid or accrued in accordance with such holder's method of accounting.

   Under the Regulations, if the Corporation were to exercise its option to defer payments of interest, the Junior Subordinated Debentures would at that time be treated as issued with OID, and all stated interest on the Junior Subordinated Debentures would thereafter be treated as OID as long as the Junior Subordinated Debentures remain outstanding. In such event, all of a holder's taxable interest income with respect to the Junior Subordinated Debentures would thereafter be accounted for on an economic accrual basis regardless of such holder's method of tax accounting, and actual distributions of stated interest would not be reported as taxable income. Consequently, a holder of Capital Securities would be required to include in gross income OID even though the Corporation would not make actual cash payments during an Extension Period. Moreover, under the Regulations, if the option to defer the payment of interest was determined not to be "remote," the Junior Subordinated Debentures would be treated as having been originally issued with OID. In such event, all of a holder's taxable interest income with respect to the Junior Subordinated Debentures would be accounted for on an economic accrual basis regardless of such holder's method of tax accounting, and actual distributions of stated interest would not be reported as taxable income.

   The Regulations have not yet been addressed in any rulings or other interpretations by the IRS, and it is possible that the IRS could take a position contrary to Tax Counsel's interpretation herein.

   Because income on the Capital Securities will constitute interest or OID, corporate holders of the Capital Securities will not be entitled to a dividends-received deduction with respect to any income recognized with respect to the Capital Securities.

  Receipt of Junior Subordinated Debentures or Cash Upon Liquidation of the
  Trust

   The Corporation will have the right at any time to liquidate the Trust and cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities. Under current law, such a distribution, for United States federal income tax purposes, would be treated as a nontaxable event to each holder, and each holder would have an aggregate tax basis in the Junior Subordinated Debentures equal to such holder's aggregate tax basis in its Capital Securities. A holder's holding period in the Junior Subordinated Debentures so received in liquidation of the Trust would include the period during which the Capital Securities were held by such holder. If, however, the Trust is characterized for United States federal income tax purposes as an association taxable as a corporation at the time of its dissolution, the distribution of the Junior Subordinated Debentures may constitute a taxable event to holders of Capital Securities and a holder's holding period in Junior Subordinated Debentures would begin on the date such Junior Subordinated Debentures were received.

   Under certain circumstances described herein (see "Description of Capital Securities"), the Junior Subordinated Debentures may be redeemed for cash and the proceeds of such redemption distributed to holders in redemption of their Capital Securities. Under current law, such a redemption would, for United States federal income tax purposes, constitute a taxable disposition of the redeemed Capital Securities, and a holder could recognize gain or loss as if it sold such redeemed Capital Securities for cash. See "--Sales of Capital Securities" below.

  Sales of Capital Securities

   A holder that sells Capital Securities will recognize gain or loss equal to the difference between its adjusted tax basis in the Capital Securities and the amount realized on the sale of such Capital Securities (other than with respect to accrued and unpaid interest which has not yet been included in income, which will be treated as ordinary income). A holder's adjusted tax basis in the Capital Securities generally will be its initial purchase price increased by OID (if any) previously includable in such holder's gross income to the date of disposition and decreased by payments (if any) received on the Capital Securities in respect of OID. Such gain or loss generally will be a capital gain or loss and generally will be a long-term capital gain or loss if the Capital Securities have been held for more than one year.

   The Capital Securities may trade at a price that does not accurately reflect the value of accrued but unpaid interest with respect to the underlying Junior Subordinated Debentures. A holder who uses the accrual method of accounting for tax purposes (and a cash method holder, if the Junior Subordinated Debentures are deemed to have been issued with OID) who disposes of such holder's Capital Securities between record dates for payments of distributions thereon will be required to include accrued but unpaid interest on the Junior Subordinated Debentures through the date of disposition in income as ordinary income (i.e., interest or, possibly, OID), and to add such amount to such holder's adjusted tax basis in such holder's pro rata share of the underlying Junior Subordinated Debentures deemed disposed of. To the extent the selling price is less than the holder's adjusted tax basis (which will include all accrued but unpaid interest), a holder will recognize a capital loss. Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

  Proposed Tax Legislation

   On March 19, 1996, President Clinton proposed the Proposed Legislation, which would, among other things, generally deny corporate issuers a deduction for interest in respect of certain debt obligations, such as the Junior Subordinated Debentures, issued on or after December 7, 1995 if such debt obligations have a maximum term in excess of 20 years and are not shown as indebtedness on the issuer's applicable consolidated balance sheet. In addition, the Proposed Legislation would generally deny corporate issuers a deduction for interest in respect of certain debt obligations, such as the Junior Subordinated Debentures, issued on or after December 7, 1995 if such debt obligations have a weighted average maturity of more than 40 years. On March 29, 1996,

Senate Finance Committee Chairman William V. Roth, Jr. and House Ways and Means Committee Chairman Bill Archer issued the Joint Statement indicating their intent that the Proposed Legislation, if adopted by either of the tax-writing committees of Congress, would have an effective date that is no earlier than the date of "appropriate Congressional action." In addition, subsequent to the publication of the Joint Statement, Senator Daniel Patrick Moynihan and Representatives Sam M. Gibbons and Charles B. Rangel wrote the Democrat Letters, which concurred with the view expressed in the Joint Statement. If the principles contained in the Joint Statement and the Democrat Letters were followed and if the Proposed Legislation were enacted, such legislation would not apply to the Junior Subordinated Debentures. There can be no assurance, however, that the effective date guidance contained in the Joint Statement and the Democrat Letters will be incorporated into the Proposed Legislation, if enacted, or that other legislation enacted after the date hereof will not otherwise adversely affect the ability of the Corporation to deduct the interest payable on the Junior Subordinated Debentures. Accordingly, there can be no assurance that a Tax Event will not occur. The occurrence of a Tax Event may result in the redemption of the Junior Subordinated Debentures for cash, in which event the holders of the Capital Securities would receive cash in redemption of their Capital Securities. See "Description of Capital Securities--Special Redemption."

  United States Alien Holders

   For purposes of this discussion, a "United States Alien Holder" is any corporation, individual, partnership, estate or trust that is not a U.S. Holder for United States federal income tax purposes.

   A "U.S. Holder" is a holder of Capital Securities who or which is a citizen or individual resident (or is treated as a citizen or individual resident) of the United States for federal income tax purposes, a corporation or partnership created or organized (or treated as created or organized for federal income tax purposes) in or under the laws of the United States or any political subdivision thereof, or a trust or estate the income of which is includable in its gross income for federal income tax purposes without regard to its source. Notwithstanding the foregoing, for taxable years beginning after December 31, 1996 (or for the immediately preceding taxable year, if the trustee of a trust so elects), a trust is a U.S. Holder for federal income tax purposes if, and only if, (i) a court within the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States trustees have the authority to control all substantial decisions of the trust.

   Under present United States federal income tax laws: (i) payments by the Trust or any of its paying agents to any holder of a Capital Security who or which is a United States Alien Holder will not be subject to United States federal withholding tax; provided that, (a) the beneficial owner of the Capital Security does not actually or constructively own 10 percent or more of the total combined voting power of all classes of stock of the Corporation entitled to vote, (b) the beneficial owner of the Capital Security is not a controlled foreign corporation that is related to the Corporation through stock ownership, and (c) either (A) the beneficial owner of the Capital Security certifies to the Trust or its agent, under penalties of perjury, that it is not a United States holder and provides its name and address or (B) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business (a "Financial Institution"), and holds the Capital Security in such capacity, certifies to the Trust or its agent, under penalties of perjury, that such statement has been received from the beneficial owner by it or by a Financial Institution between it and the beneficial owner and furnishes the Trust or its agent with a copy thereof; and (ii) a United States Alien Holder of a Capital Security will not be subject to United States federal withholding tax on any gain realized upon the sale or other disposition of a Capital Security.

   As discussed above, changes in legislation affecting the United States federal income tax treatment of the Junior Subordinated Debentures are possible, and could adversely affect the ability of the Corporation to deduct the interest payable on the Junior Subordinated Debentures. Moreover, any such legislation could, as the Proposed Legislation would have, adversely affect United States Alien Holders by characterizing income derived from the Junior Subordinated Debentures as dividends, generally subject to a 30% income tax (on a withholding basis) when paid to a United States Alien Holder, rather than as interest which, as discussed above, is generally exempt from income tax in the hands of a United States Alien Holder.

   A United States Alien Holder that holds Capital Securities in connection with the active conduct of a United States trade or business will be subject to income tax on all income and gains recognized with respect to its proportionate share of the Junior Subordinated Debentures.

  Information Reporting to Holders

   Generally, income on the Capital Securities will be reported to holders on Forms 1099, which forms should be mailed to holders of Capital Securities by January 31 following each calendar year.

  Backup Withholding

   Payments made on, and proceeds from the sale of, the Capital Securities may be subject to a "backup" withholding tax of 31 percent unless the holder complies with certain identification requirements. Any withheld amounts will be allowed as a credit against the holder's United States federal income tax, provided the required information is provided to the IRS.

   THE UNITED STATES FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A HOLDER'S PARTICULAR SITUATION. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE CAPITAL SECURITIES, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN UNITED STATES FEDERAL OR OTHER TAX LAWS.

                             ERISA CONSIDERATIONS

   The Corporation, the obligor with respect to the Junior Subordinated Debentures held by the Trust, and its affiliates and the Property Trustee may be considered a "party in interest" (within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or a "disqualified person" (within the meaning of Section 4975 of the Code) with respect to many employee benefit plans ("Plans") that are subject to ERISA. Any purchaser proposing to acquire Capital Securities with assets of any Plan should consult with its counsel. The purchase and/or holding of Capital Securities by a Plan that is subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of Section 4975 of the Code (including individual retirement arrangements and other plans described in Section 4975(e) of the Code) and with respect to which the Corporation, the Property Trustee or any affiliate is a service provider (or otherwise is a party in interest or a disqualified person) may constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code, unless such Capital Securities are acquired pursuant to and in accordance with an applicable exemption, such as Prohibited Transaction Class Exemption ("PTCE") 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager), PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds), PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts), PTCE 95-60 (an exemption for transactions involving certain insurance company general accounts) or PTCE 96-23 (an exception for certain transactions determined by an in-house asset manager). In addition, a Plan fiduciary considering the purchase of Capital Securities should be aware that the assets of the Trust may be considered "plan assets" for ERISA purposes. Therefore, a Plan fiduciary should consider whether the purchase of Capital Securities could result in a delegation of fiduciary authority to the Property Trustee, and, if so, whether such a delegation of authority is permissible under the Plan's governing instrument or any investment management agreement with the Plan. In making such determination, a Plan fiduciary should note that the Property Trustee is a U.S. bank qualified to be an investment manager (within the meaning of Section 3(38) of ERISA) to which such a delegation of authority generally would be permissible under ERISA. Further, prior to an Event of Default with respect to the Junior Subordinated Debentures, the Property Trustee will have only limited custodial and ministerial authority with respect to Trust assets.

                                 UNDERWRITING

   Subject to the terms and conditions set forth in the Underwriting Agreement, the Corporation and the Trust have agreed that the Trust will sell to each of the Underwriters named below, and each of such Underwriters, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative (the "Representative"), has severally agreed to purchase from the Trust, the respective number of Capital Securities set forth opposite its name below.

                                                          Number of
                Underwriter                           Capital Securities
                -----------                           ------------------
       Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated.......................       50,000
       Deutsche Morgan Grenfell Inc..................       50,000
       Lehman Brothers Inc...........................       50,000
       J.P. Morgan Securities Inc....................       50,000
       Morgan Stanley & Co. Incorporated.............       50,000
       UBS Securities LLC............................       50,000
                                                           -------
          Total......................................      300,000
                                                           =======

   In the Underwriting Agreement, the several Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all the Capital Securities offered hereby if any of the Capital Securities are purchased. In the event of default by an Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of the nondefaulting Underwriters may be increased or the Underwriting Agreement may be terminated.

   The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Capital Securities are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are committed to take and pay for all of the Capital Securities if any are taken.

   The Underwriters propose initially to offer the Capital Securities to the public at the public offering price set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less a concession not in excess of $6.00 per Capital Security. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $3.00 per Capital Security to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

   In view of the fact that the proceeds from the sale of the Capital Securities will be used to purchase the Junior Subordinated Debentures issued by the Corporation, the Underwriting Agreement provides that the Corporation will pay as Underwriters' compensation for the Underwriters' arranging the investment therein of such proceeds an amount of $10.00 per Capital Security for the accounts of the several Underwriters.

   Because the National Association of Securities Dealers, Inc. ("NASD") is expected to view the Capital Securities offered hereby as interests in a direct participation program, the offering is being made in compliance with Rule 2810 of the NASD's Conduct Rules. Offers and sales of Capital Securities will be made only to (i) "qualified institutional buyers", as defined in Rule 144A under the Securities Act of 1933, as amended ("Securities Act"); (ii) institutional "accredited investors", as defined in Rule 501(a)(1)-(3) of Regulation D under the Securities Act or (iii) individual investors for whom an investment in non-convertible investment grade preferred securities is appropriate. The Underwriters may not confirm sales to any accounts over which they exercise discretionary authority without the prior written approval of the transaction by the customer.

   During a period of 30 days from the date of this Prospectus Supplement, neither the Trust nor the Company will, without the prior written consent of the Representative, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Capital Securities, any security convertible into or exchangeable into or exercisable for Capital Securities or Junior Subordinated Debentures or any debt securities substantially similar to the Junior Subordinated Debentures or equity securities substantially similar to the Capital Securities (except for the Junior Subordinated Debentures and the Capital Securities offered hereby).

   The Capital Securities are a new issue of securities with no established trading market. The Trust does not intend to apply for listing of the Capital Securities on a national securities exchange, but has been advised by the Underwriters that they presently intend to make a market in the Capital Securities as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Capital Securities and any such market making may be discontinued at any time at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Capital Securities.

   The Corporation and the Trust have agreed to indemnify the several Underwriters against, or contribute to payments that the Underwriters may be required to make in respect of, certain liabilities, including liabilities under the Securities Act.

   The several Underwriters have agreed to reimburse Wachovia for certain expenses incurred in connection with the issuance and sale of the Capital Securities offered hereby.

   Certain of the Underwriters or their affiliates have provided from time to time, and expect to provide in the future, investment or commercial banking services to the Corporation and its affiliates, for which such Underwriters or their affiliates have received or will receive customary fees and commissions.

                            VALIDITY OF SECURITIES

   Certain matters of Delaware law relating to the validity of the Capital Securities, the enforceability of the Declaration and the formation of the Trust will be passed upon by Richards, Layton & Finger, special Delaware counsel to the Corporation and the Trust. The validity of the Guarantee and the Junior Subordinated Debentures will be passed upon for the Corporation by Kenneth W. McAllister, General Counsel of the Corporation and for the Underwriters by Brown & Wood LLP. Kenneth W. McAllister and Brown & Wood LLP will rely on the opinion of Richards, Layton & Finger as to matters of Delaware law. Brown & Wood LLP from time to time performs legal services for the Corporation. Certain matters relating to United States federal income tax considerations described in this Prospectus Supplement will be passed upon for the Corporation by Brown & Wood LLP.

PROSPECTUS

                                 $300,000,000

                             Wachovia Corporation
                        Junior Subordinated Deferrable
                              Interest Debentures

                           Wachovia Capital Trust II
                          Wachovia Capital Trust III
                           Wachovia Capital Trust IV
                Preferred Securities Fully and Unconditionally
                      Guaranteed, as Described Herein, by

                             Wachovia Corporation

   Wachovia Corporation, a North Carolina corporation ("Wachovia" or the "Corporation"), may from time to time offer in one or more series or issuances its junior subordinated deferrable interest debentures (the "Junior Subordinated Debentures"). The Junior Subordinated Debentures will be unsecured and subordinate and junior in right of payment to the extent and in the manner set forth herein to Senior Indebtedness (as defined in "Description of Junior Subordinated Debentures--Subordination") of the Corporation. If provided in an accompanying Prospectus Supplement, the Corporation will have the right to defer payments of interest on any series of Junior Subordinated Debentures by extending the interest payment period thereon at any time or from time to time for up to such number of consecutive interest payment periods (which shall not extend beyond the Stated Maturity Date (as defined herein) of the Junior Subordinated Debentures) with respect to each deferral period as may be specified in such Prospectus Supplement (each, an "Extension Period"). In such circumstance, however, the Corporation would not be permitted, subject to certain exceptions set forth herein, to declare or pay any dividends, distributions or other payments with respect to, or repay, repurchase, redeem or otherwise acquire, the Corporation's capital stock or debt securities that rank pari passu with or junior to such series of Junior Subordinated Debentures. See "Description of Junior Subordinated Debentures--Option to Defer Interest Payments" and "--Restrictions on Certain Payments."

   Wachovia Capital Trust II, Wachovia Capital Trust III and Wachovia Capital Trust IV, each a trust created under the laws of the State of Delaware (each, a "Trust," and collectively, the "Trusts"), may severally offer, from time to time, preferred securities (the "Preferred Securities") representing beneficial ownership interests in such Trust. The Corporation will be the owner of the common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities") representing common beneficial ownership interests in such Trust. Holders of the Preferred Securities will be entitled to receive preferential cumulative cash distributions ("Distributions") accumulating from the date of original issuance and payable periodically as specified in an accompanying Prospectus Supplement.

(continued on next page)


THESE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF  A  BANK  AND
   NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY  OTHER
      GOVERNMENTAL AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE  SECURITIES  AND
   EXCHANGE COMMISSION OR  ANY  STATE  SECURITIES  COMMISSION  NOR
      SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY   STATE   SECURITIES
         COMMISSION PASSED UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
            PROSPECTUS. ANY REPRESENTATION TO  THE  CONTRARY  IS  A
               CRIMINAL OFFENSE.

               The date of this Prospectus is January 22, 1997.

(cover page continued)

   Concurrently with the issuance by a Trust of its Preferred Securities, such Trust will invest the proceeds thereof and of contributions received in respect of the Common Securities in a corresponding series of the Corporation's Junior Subordinated Debentures (the "Corresponding Junior Subordinated Debentures") with terms corresponding to the terms of that Trust's Preferred Securities (the "Related Preferred Securities"). Accordingly, if, as provided in an accompanying Prospectus Supplement, the Corporation has the right to defer the payment of interest on a series of Corresponding Junior Subordinated Debentures, then, if interest payments are so deferred, Distributions on the Related Preferred Securities would also be deferred, but would continue to accumulate at the rate per annum set forth in the related Prospectus Supplement. See "Description of Preferred Securities--Distributions."

   Taken together, the Corporation's obligations under each series of Corresponding Junior Subordinated Debentures, the Indenture and the related Declaration and the related Guarantee (each, as defined herein), in the aggregate, provide a full, irrevocable and unconditional guarantee of payments of Distributions and other amounts due on the Related Preferred Securities. See "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees--Full and Unconditional Guarantee." The payment of Distributions with respect to the Preferred Securities of each Trust and payments on liquidation of such Trust or redemption of such Preferred Securities, in each case out of funds held by such Trust, are each irrevocably guaranteed by the Corporation to the extent described herein (each, a "Guarantee"). See "Description of Guarantees." The obligations of the Corporation under each Guarantee will be unsecured and subordinate and junior in right of payment to all Senior Indebtedness of the Corporation to the extent and in the manner set forth herein.

   The Corresponding Junior Subordinated Debentures will be the sole assets of each Trust, and payments under the Corresponding Junior Subordinated Debentures will be the only revenue of each Trust. If so provided in an accompanying Prospectus Supplement, the Corporation may, upon receipt of approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve") (if such approval is then required under applicable capital guidelines or policies), redeem the Corresponding Junior Subordinated Debentures (and thereby cause the redemption of the Trust Securities) or may terminate each Trust and, after satisfaction of liabilities to the creditors of such Trust as required by applicable law, cause the Corresponding Junior Subordinated Debentures to be distributed to the holders of Preferred Securities in exchange therefor upon liquidation of their interests in such Trust. See "Description of Preferred Securities--Liquidation Distribution Upon Termination."

   The Junior Subordinated Debentures and Preferred Securities may be offered in amounts, at prices and on terms to be determined at the time of offering; provided, however, the aggregate initial public offering price of all Junior Subordinated Debentures (other than Corresponding Junior Subordinated Debentures) and Preferred Securities (including the Corresponding Junior Subordinated Debentures) issued pursuant to the Registration Statement of which this Prospectus forms a part shall not exceed $300,000,000. Certain specific terms of the Junior Subordinated Debentures or Preferred Securities in respect of which this Prospectus is being delivered will be described in an accompanying Prospectus Supplement, including without limitation and where applicable and to the extent not set forth herein, (a) in the case of Junior Subordinated Debentures, the specific designation, aggregate principal amount, denominations, Stated Maturity Date (including any provisions for the shortening or extension thereof), interest payment dates, interest rate (which may be fixed or variable) or method of calculating interest, if any, applicable Extension Period or interest deferral terms, if any, place or places where principal, premium, if any, and interest, if any, will be payable, any terms of redemption, any sinking fund provisions, terms for any conversion or exchange into other securities, initial offering or purchase price, methods of distribution and any other special terms, and (b) in the case of Preferred Securities, the identity of the Trust, specific title, aggregate stated liquidation amount, number of securities, Distribution rate or method of calculating such rate, Distribution payment dates, applicable Distribution deferral terms, if any, place or places where Distributions will be payable, any terms of redemption, exchange, initial offering or purchase price, methods of distribution and any other special terms.

   The Prospectus Supplement also will contain information, as applicable, about certain United States federal income tax consequences relating to the Junior Subordinated Debentures or Preferred Securities.

   The Junior Subordinated Debentures and Preferred Securities may be sold to or through underwriters, through dealers, remarketing firms or agents or directly to purchasers. See "Plan of Distribution." The names of any underwriters, dealers, remarketing firms or agents involved in the sale of Junior Subordinated Debentures or Preferred Securities in respect of which this Prospectus is being delivered and any applicable fee, commission or discount arrangements with them will be set forth in a Prospectus Supplement. The Prospectus Supplement will state whether the Junior Subordinated Debentures or Preferred Securities will be listed on any national securities exchange or automated quotation system. If the Junior Subordinated Debentures or Preferred Securities are not listed on any national securities exchange or automated quotation system, there can be no assurance that there will be a secondary market for the Junior Subordinated Debentures or Preferred Securities.

   This Prospectus may not be used to consummate sales of Junior Subordinated Debentures or Preferred Securities unless accompanied by a Prospectus Supplement.

                             AVAILABLE INFORMATION

   The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the regional offices of the Commission located at 7 World Trade Center, 13th Floor, Suite 1300, New York, New York 10048 and Suite 1400, Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Such material may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. In addition, such reports, proxy statements and other information concerning the Corporation can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

   The Corporation and the Trusts have filed with the Commission a Registration Statement on Form S-3 (together with all amendments and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement, certain portions of which have been omitted as permitted by the rules and regulations of the Commission. For further information with respect to the Corporation and the securities offered hereby, reference is made to the Registration Statement and the exhibits and the financial statements, notes and schedules filed as a part thereof or incorporated by reference therein, which may be inspected at the public reference facilities of the Commission at the addresses set forth above or through the Commission's home page on the Internet. Statements made in this Prospectus concerning the contents of any documents referred to herein are not necessarily complete, and in each instance are qualified in all respects by reference to the copy of such document filed as an exhibit to the Registration Statement.

   No separate financial statements of any Trust have been included herein. The Corporation and the Trusts do not consider that such financial statements would be material to holders of the Preferred Securities because each Trust is a newly formed special purpose entity, has no operating history or independent operations and is not engaged in and does not propose to engage in any activity other than holding as trust assets the Corresponding Junior Subordinated Debentures of the Corporation and issuing the Trust Securities. See "The Trusts," "Description of Preferred Securities," "Description of Junior Subordinated Debentures--Corresponding Junior Subordinated Debentures" and "Description of Guarantees." In addition, the Corporation does not expect that any of the Trusts will be filing reports under the Exchange Act with the Commission.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   The following documents filed by the Corporation with the Commission are incorporated into this Prospectus by reference:

1.Annual Report on Form 10-K for the year ended December 31, 1995.

2.Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June
  30, 1996 and September 30, 1996.

   Each document or report filed by the Corporation pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the termination of any offering of securities made by this Prospectus shall be deemed to be incorporated by reference into this Prospectus and to be a part of this Prospectus from the date of filing of such document. Any statement contained herein, or in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of the Registration Statement and this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Registration Statement or this Prospectus.

   The Corporation will provide without charge to any person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the foregoing documents incorporated by reference herein (other than exhibits not specifically incorporated by reference into the texts of such documents). Requests for such documents should be directed to: Wachovia Corporation, 100 North Main Street, Winston-Salem, North Carolina 27150,
Attention: Chief Financial Officer of Wachovia Corporation, telephone number 910-770-5000.

                             WACHOVIA CORPORATION

   Wachovia Corporation ("Wachovia" or the "Corporation"), a North Carolina corporation, is an interstate bank holding company with dual headquarters in Atlanta, Georgia and Winston-Salem, North Carolina, serving regional, national and international markets. The Corporation has three principal banking subsidiaries, Wachovia Bank of Georgia, N.A. ("Wachovia Bank of Georgia"), Wachovia Bank of North Carolina, N.A. ("Wachovia Bank of North Carolina") and Wachovia Bank of South Carolina, N.A. ("Wachovia Bank of South Carolina" and together with Wachovia Bank of Georgia and Wachovia Bank of North Carolina, the "Banks"), the assets of which together, as of September 30, 1996, constituted substantially all of the assets of the Corporation. Wachovia's common stock is traded on the New York Stock Exchange under the symbol WB. Wachovia is a registered bank holding company under the Bank Holding Company Act of 1956, as amended, and is a savings and loan holding company within the meaning of the Home Owners' Loan Act of 1933, as amended.

   The Banks had a total of 486 offices as of September 30, 1996. As of September 30, 1996, Wachovia Bank of Georgia had 125 offices in 49 Georgia cities and communities, Wachovia Bank of North Carolina had 219 offices in 95 North Carolina cities and communities, and Wachovia Bank of South Carolina had 142 offices in 64 South Carolina cities and communities. Subsidiaries of the Corporation have domestic representative offices in Chicago and New York City; international representative offices in New York City, London and Tokyo; foreign branch offices in Grand Cayman; residential mortgage loan offices in Florida, Georgia, North Carolina and South Carolina; operations centers in Atlanta, Georgia, Charlotte, Greenville, Raleigh and Winston-Salem, North Carolina, and Columbia, South Carolina; a major credit card operation in Delaware; and a credit life and accident insurance company in Georgia.

   At September 30, 1996, on a consolidated basis, Wachovia had total assets of $47.5 billion, deposits of $27.4 billion, and a market capitalization of $8.2 billion. Based on its consolidated asset size and market capitalization at September 30, 1996, Wachovia was ranked 20th and 21st, respectively, among domestic U.S. bank holding companies.

   The Banks serve domestic U.S. retail and mid-market corporate customers in their home markets. Also, at September 30, 1996, the Banks administered trust assets totaling over $93.3 billion, including more than $23.0 billion in assets under discretionary management, and provided a comprehensive array of trust related services and products to institutional and retail clients. Other major subsidiaries of the Corporation include Wachovia Corporate Services, Inc. which directs large corporate and institutional relationship management and business development in national and international markets; Wachovia Leasing Corporation which provides corporate leasing services; Wachovia Operational Services Corporation which provides remittance processing services for customers through three operations centers; and Wachovia Investments, Inc. which offers brokerage services to institutional and retail clients.

   The Corporation is a North Carolina corporation with dual executive offices at 100 North Main Street, Winston-Salem, North Carolina 27150 and 191 Peachtree Street, N.E., Atlanta, Georgia 30303 and its telephone numbers are (910) 770-5000 and (404) 332-5000, respectively.

                                  THE TRUSTS

   Each Trust is a statutory business trust created under Delaware law pursuant to (i) a declaration of trust executed by the Corporation, as Sponsor of the Trust, the Delaware Trustee and three Administrative Trustees (each as defined herein) of such Trust and (ii) the filing of a certificate of trust with the Delaware Secretary of State. Each declaration of trust will be amended and restated in its entirety (each, as so amended and restated, a "Declaration") substantially in the form filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Declaration will be qualified as an indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Each Trust exists for the exclusive purposes of (i) issuing and selling its

Trust Securities, which represent undivided beneficial interests in the assets of such Trust, (ii) investing the gross proceeds from the sale of such Trust Securities in a series of Corresponding Junior Subordinated Debentures issued by the Corporation, and (iii) engaging in only those other activities necessary, advisable or incidental thereto (such as registering the transfer of Trust Securities). Accordingly, the Corresponding Junior Subordinated Debentures will be the sole assets of each Trust, and payments under the Corresponding Junior Subordinated Debentures will be the sole revenue of each Trust.

   All of the Common Securities of each Trust will be owned directly or indirectly by the Corporation. The Common Securities of a Trust will rank pari passu, and payments will be made thereon pro rata, with the Preferred Securities of such Trust, except that upon the occurrence and continuance of an event of default under a Declaration resulting from an event of default under the Indenture, the rights of the Corporation as holder of the Common Securities to payment in respect of Distributions and payments upon liquidation or redemption will be subordinated to the rights of the holders of the Preferred Securities of such Trust. See "Description of Preferred Securities--Subordination of Common Securities." The Corporation will acquire, directly or indirectly, Common Securities in an aggregate Liquidation Amount equal to at least 3% of the total capital of each Trust.

   Unless otherwise specified in the applicable Prospectus Supplement, each Trust has a term of approximately 55 years, but may terminate earlier as provided in the applicable Declaration. Each Trust's business and affairs are conducted by its trustees, each appointed by the Corporation as holder of the Common Securities. The trustees for each Trust will be The First National Bank of Chicago, as the Property Trustee (the "Property Trustee"), First Chicago Delaware Inc., as the Delaware Trustee (the "Delaware Trustee"), and three individual trustees (the "Administrative Trustees") who are employees or officers of or affiliated with the Corporation (collectively, the "Issuer Trustees"). The First National Bank of Chicago, as Property Trustee, will act as sole trustee under each Declaration for purposes of compliance with the Trust Indenture Act. The First National Bank of Chicago will also act as trustee under the Guarantees and the Indenture. See "Description of Guarantees" and "Description of Junior Subordinated Debentures." The holder of the Common Securities of a Trust, or the holders of a majority in Liquidation Amount of the Related Preferred Securities if an event of default under the Declaration for such Trust has occurred and is continuing, will be entitled to appoint, remove or replace the Property Trustee and/or the Delaware Trustee for such Trust. In no event will the holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees; such voting rights are vested exclusively in the holder of the Common Securities. The duties and obligations of each Issuer Trustee are governed by the applicable Declaration. The Corporation will pay all fees and expenses related to each Trust and the offering of the Preferred Securities and will pay, directly or indirectly, all ongoing costs, expenses and liabilities of each Trust.

   The principal executive office of each Trust is c/o Wachovia Corporation, 100 North Main Street, Winston-Salem, North Carolina 27150, Attention: Chief Financial Officer of Wachovia Corporation and its telephone number is 910-770-5000.

                                USE OF PROCEEDS

   Except as otherwise set forth in the applicable Prospectus Supplement, the Corporation intends to use the net proceeds from the sale of its Junior Subordinated Debentures (including Corresponding Junior Subordinated Debentures issued to the Trusts in connection with the investment by the Trusts of all of the proceeds from the sale of Trust Securities) for general corporate purposes, which may include, but not be limited to, investments in and advances to the Corporation's subsidiaries and the redemption of certain of the Corporation's outstanding debt securities. The precise amount and timing of the application of such net proceeds used for such corporate purposes will depend on the funding requirements and the availability of other funds to the Corporation and its subsidiaries. Pending such application by the Corporation, such net proceeds may be temporarily invested in short-term interest bearing securities. The Preferred Securities will be eligible to qualify as Tier I Capital under current capital guidelines of the Federal Reserve, provided that under current Federal Reserve guidelines no more than 25% of the Corporation's Tier I Capital may comprise Preferred Securities and other similar preferred securities and cumulative preferred stock of the Corporation.

                 DESCRIPTION OF JUNIOR SUBORDINATED DEBENTURES

   The Junior Subordinated Debentures are to be issued in one or more series under a Junior Subordinated Indenture, as supplemented from time to time (as so supplemented, the "Indenture"), between the Corporation and The First National Bank of Chicago, as trustee (the "Debenture Trustee"). This summary of certain terms and provisions of the Junior Subordinated Debentures, Corresponding Junior Subordinated Debentures and the Indenture, which summarizes the material provisions thereof, does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Indenture, the form of which is filed as an exhibit to the Registration Statement of which this Prospectus forms a part, and to the Trust Indenture Act, to each of which reference is hereby made. The Indenture is qualified under the Trust Indenture Act. Whenever particular defined terms of the Indenture (as supplemented or amended from time to time) are referred to herein or in a Prospectus Supplement, such defined terms are incorporated herein or therein by reference.

  General

   Each series of Junior Subordinated Debentures will rank pari passu with all other series of Junior Subordinated Debentures and will be unsecured and subordinate and junior in right of payment to the extent and in the manner set forth in the Indenture to all Senior Indebtedness (as defined below) of the Corporation. See "--Subordination." Because the Corporation is a holding company, the right of the Corporation to participate in any distribution of assets of any subsidiary, including Wachovia Bank of Georgia, Wachovia Bank of North Carolina and Wachovia Bank of South Carolina, upon such subsidiary's liquidation or reorganization or otherwise, is subject to the prior claims of creditors of the subsidiary, except to the extent the Corporation may itself be recognized as a creditor of that subsidiary. Accordingly, the Junior Subordinated Debentures will be effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, and holders of Junior Subordinated Debentures should look only to the assets of the Corporation for payments on the Junior Subordinated Debentures. Except as otherwise provided in the applicable Prospectus Supplement, the Indenture does not limit the incurrence or issuance of other secured or unsecured debt of the Corporation, including Senior Indebtedness, whether under the Indenture, any other existing indenture or any other indenture that the Corporation may enter into in the future or otherwise. See "--Subordination" and the applicable Prospectus Supplement relating to any offering of Preferred Securities or Junior Subordinated Debentures.

   The Junior Subordinated Debentures will be issuable in one or more series pursuant to an indenture supplemental to the Indenture or a resolution of the Corporation's Board of Directors or a committee thereof.

   The applicable Prospectus Supplement will describe the following terms of the Junior Subordinated Debentures: (1) the title of the Junior Subordinated Debentures; (2) any limit upon the aggregate principal amount of the Junior Subordinated Debentures; (3) the date or dates on which the principal of the Junior Subordinated Debentures is payable (the "Stated Maturity Date") or the method of determination thereof; (4) the rate or rates, if any, at which the Junior Subordinated Debentures shall bear interest, the dates on which any such interest shall be payable (the "Interest Payment Dates"), the right, if any, of the Corporation to defer or extend an Interest Payment Date, and the record dates for any interest payable on any Interest Payment Date (the "Regular Record Dates") or the method by which any of the foregoing shall be determined;
(5) the place or places where, subject to the terms of the Indenture as described below under "--Payment and Paying Agents," the principal of and premium, if any, and interest on the Junior Subordinated Debentures will be payable and where, subject to the terms of the Indenture as described below under "--Denominations, Registration and Transfer," the Junior Subordinated Debentures may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Corporation in respect of the Junior Subordinated Debentures and the Indentures may be made ("Place of Payment"); (6) any period or periods within which, or date or dates on which, the price or prices at which and the terms and conditions upon which Junior Subordinated Debentures may be redeemed, in whole or in part, at the option of the Corporation or a holder thereof; (7) the obligation or the right, if any, of the Corporation or a holder thereof to redeem, purchase or repay the Junior Subordinated Debentures and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which the Junior Subordinated Debentures shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation; (8) the denominations in which any Junior Subordinated Debentures shall be issuable if other than denominations of $25 and any integral multiple thereof; (9) if other than in U.S. Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Junior Subordinated Debentures shall be payable, or in which the Junior Subordinated Debentures shall be denominated; (10) any additions, modifications or deletions in the events of default under the Indenture or covenants of the Corporation specified in the Indenture with respect to the Junior Subordinated Debentures;
(11) if other than the principal amount thereof, the portion of the principal amount of Junior Subordinated Debentures that shall be payable upon declaration of acceleration of the maturity thereof; (12) any additions or changes to the Indenture with respect to a series of Junior Subordinated Debentures as shall be necessary to permit or facilitate the issuance of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons; (13) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Junior Subordinated Debentures and the manner in which such amounts will be determined; (14) the terms and conditions relating to the issuance of a temporary Global Security representing all of the Junior Subordinated Debentures of such series and the exchange of such temporary Global Security for definitive Junior Subordinated Debentures of such series; (15) subject to the terms described herein under "--Global Junior Subordinated Debentures," whether the Junior Subordinated Debentures of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the depositary for such Global Securities, which depositary shall be a clearing agency registered under the Exchange Act; (16) the appointment of any paying agent or agents; (17) the terms and conditions of any obligation or right of the Corporation or a holder to convert or exchange the Junior Subordinated Debentures into Preferred Securities; (18) the form of Declaration and Guarantee Agreement, if applicable; (19) the relative degree, if any, to which such Junior Subordinated Debentures of the series shall be senior to or be subordinated to other series of such Junior Subordinated Debentures or other indebtedness of the Corporation in right of payment, whether such other series of Junior Subordinated Debentures or other indebtedness are outstanding or not; and (20) any other terms of the Junior Subordinated Debentures not inconsistent with the provisions of the Indenture.

   Junior Subordinated Debentures may be sold at a substantial discount below their stated principal amount, bearing no interest or interest at a rate which at the time of issuance is below market rates. Certain United States federal income tax consequences and special considerations applicable to any such Junior Subordinated Debentures will be described in the applicable Prospectus Supplement.

   If the purchase price of any of the Junior Subordinated Debentures is payable in one or more foreign currencies or currency units or if any Junior Subordinated Debentures are denominated in one or more foreign currencies or currency units or if the principal of, premium, if any, or interest on any Junior Subordinated Debentures is payable in one or more foreign currencies or currency units, the restrictions, elections, certain United States federal income tax consequences, specific terms and other information with respect to such series of Junior Subordinated Debentures and such foreign currency or currency units will be set forth in the applicable Prospectus Supplement.

   If any index is used to determine the amount of payments of principal of, premium, if any, or interest on any series of Junior Subordinated Debentures, special United States federal income tax, accounting and other considerations applicable thereto will be described in the applicable Prospectus Supplement.

  Denominations, Registration and Transfer

   Unless otherwise specified in the applicable Prospectus Supplement, the Junior Subordinated Debentures will be issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. Junior Subordinated Debentures of any series will be exchangeable for other Junior Subordinated Debentures of the same issue and series, of any authorized denominations, of a like aggregate principal amount, of the same original issue date and stated maturity and bearing the same interest rate.

   Junior Subordinated Debentures may be presented for exchange as provided above, and may be presented for registration of transfer (with the form of transfer endorsed thereon, or a satisfactory written instrument of transfer, duly executed), at the office of the appropriate securities registrar or at the office of any transfer agent designated by the Corporation for such purpose with respect to any series of Junior Subordinated Debentures and referred to in the applicable Prospectus Supplement, without service charge and upon payment of any taxes and other governmental charges as described in the Indenture. The Corporation will appoint the Debenture Trustee as securities registrar under the Indenture. If the applicable Prospectus Supplement refers to any transfer agents (in addition to the securities registrar) initially designated by the Corporation with respect to any series of Junior Subordinated Debentures, the Corporation may at any time rescind the designation of any such transfer agent or approve a change in the location through which any such transfer agent acts, provided that the Corporation maintains a transfer agent in each place of payment for such series. The Corporation may at any time designate additional transfer agents with respect to any series of Junior Subordinated Debentures.

   In the event of any redemption, neither the Corporation nor the Debenture Trustee shall be required to (i) issue, register the transfer of or exchange Junior Subordinated Debentures of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Junior Subordinated Debentures of that series and ending at the close of business on the day of mailing of the relevant notice of redemption or (ii) transfer or exchange any Junior Subordinated Debentures so selected for redemption, except, in the case of any Junior Subordinated Debentures being redeemed in part, any portion thereof not to be redeemed.

  Global Junior Subordinated Debentures

   The Junior Subordinated Debentures of a series may be issued in whole or in part in the form of one or more Global Junior Subordinated Debentures that will be deposited with, or on behalf of, a depositary (the "Depositary") identified in the Prospectus Supplement relating to such series. Global Junior Subordinated Debentures may be issued only in fully registered form and in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual Junior Subordinated Debentures represented thereby, a Global Junior Subordinated Debenture may not be transferred except as a whole by the Depositary for such Global Junior Subordinated Debenture to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any nominee to a successor Depositary or any nominee of such successor.

   The specific terms of the depositary arrangement with respect to a series of Junior Subordinated Debentures will be described in the Prospectus Supplement relating to such series. The Corporation anticipates that the following provisions will generally apply to depositary arrangements.

   Upon the issuance of a Global Junior Subordinated Debenture, and the deposit of such Global Junior Subordinated Debenture with or on behalf of the Depositary, the Depositary for such Global Junior Subordinated Debenture or its nominee will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Junior Subordinated Debentures represented by such Global Junior Subordinated Debenture to the accounts of persons that have accounts with such Depositary ("Participants"). Such accounts shall be designated by the dealers, underwriters or agents with respect to such Junior Subordinated Debentures or by the Corporation if such Junior Subordinated Debentures are offered and sold directly by the Corporation. Ownership of beneficial interests in a Global Junior Subordinated Debenture will be limited to Participants or persons that may hold interests through Participants. Ownership of beneficial interests in such Global Junior Subordinated Debenture will be shown on, and the transfer of that ownership will be effected only through, records maintained by the applicable Depositary or its nominee (with respect to interests of Participants) and the records of Participants (with respect to interests of persons who hold through Participants). The laws of some states require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Junior Subordinated Debenture.

   So long as the Depositary for a Global Junior Subordinated Debenture, or its nominee, is the registered owner of such Global Junior Subordinated Debenture, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the Junior Subordinated Debentures represented by such Global Junior Subordinated Debenture for all purposes under the Indenture governing such Junior Subordinated Debentures. Except as provided below, owners of beneficial interests in a Global Junior Subordinated Debenture will not be entitled to have any of the individual Junior Subordinated Debentures of the series represented by such Global Junior Subordinated Debenture registered in their names, will not receive or be entitled to receive physical delivery of any such Junior Subordinated Debentures of such series in definitive form and will not be considered the owners or holders thereof under the Indenture.

   Payments of principal of (and premium, if any) and interest on individual Junior Subordinated Debentures represented by a Global Junior Subordinated Debenture registered in the name of a Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner of the Global Junior Subordinated Debenture representing such Junior Subordinated Debentures. None of the Corporation, the Debenture Trustee, any Paying Agent, or the Securities Registrar for such Junior Subordinated Debentures will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Global Junior Subordinated Debenture representing such Junior Subordinated Debentures or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   The Corporation expects that the Depositary for a series of Junior Subordinated Debentures or its nominee, upon receipt of any payment of principal, premium, if any, or interest in respect of a permanent Global Junior Subordinated Debenture representing any of such Junior Subordinated Debentures, immediately will credit Participants' accounts with payments in amounts proportionate to their respective beneficial interest in the principal amount of such Global Junior Subordinated Debenture for such Junior Subordinated Debentures as shown on the records of such Depositary or its nominee. The Corporation also expects that payments by Participants to owners of beneficial interests in such Global Junior Subordinated Debenture held through such Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name." Such payments will be the responsibility of such Participants.

   Unless otherwise specified in the applicable Prospectus Supplement, if a Depositary for a series of Junior Subordinated Debentures is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the Corporation within 90 days or there shall have occurred and be continuing an Event of Default with respect to such Global Security, the Corporation will issue individual Junior Subordinated Debentures of such series in exchange for the Global Junior Subordinated Debenture representing such series of Junior Subordinated Debentures. In addition, the Corporation may at any time and in its sole discretion, subject to any limitations described in the Prospectus Supplement relating to such Junior Subordinated Debentures, determine not to have any Junior Subordinated Debentures of such series represented by one or more Global Junior Subordinated Debentures and, in such event, will issue certificated Junior Subordinated Debentures of such series in exchange for the Global Junior Subordinated Debenture. Further, if the Corporation so specifies with respect to the Junior Subordinated Debentures of a series, an owner of a beneficial interest in a Global Junior Subordinated Debenture representing Junior Subordinated Debentures of such series may, on terms acceptable to the Corporation, the Debenture Trustee and the Depositary for such Global Junior Subordinated Debenture, receive certificated Junior Subordinated Debentures of such series in exchange for such beneficial interests, subject to any limitations described in the Prospectus Supplement relating to such Junior Subordinated Debentures. In any such instance, an owner of a beneficial interest in a Global Junior Subordinated Debenture will be entitled to physical delivery of certificated Junior Subordinated Debentures of the series represented by such Global Junior Subordinated Debenture equal in principal amount to such beneficial interest and to have such Junior Subordinated Debentures registered in its name. Individual Junior Subordinated Debentures of such series so issued will be issued in denominations, unless otherwise specified by the Corporation, of $25 and integral multiples thereof.

  Payment and Paying Agents

   Unless otherwise indicated in the applicable Prospectus Supplement, payment of principal of (and premium, if any) and any interest on Junior Subordinated Debentures will be made at the office of the Debenture Trustee in the City of New York or at the office of such paying agent or paying agents as the Corporation may designate from time to time in the applicable Prospectus Supplement, except that at the option of the Corporation payment of any interest may be made (i) except in the case of Global Junior Subordinated Debentures, by check mailed to the address of the person entitled thereto as such address shall appear in the securities register or (ii) by transfer to an account maintained by the person entitled thereto as specified in the securities register, provided that proper transfer instructions have been received by the Regular Record Date. Unless otherwise indicated in the applicable Prospectus Supplement, payment of any interest on Junior Subordinated Debentures will be made to the person in whose name such Junior Subordinated Debenture is registered at the close of business on the Regular Record Date for such interest, except in the case of defaulted interest. The Corporation may at any time designate additional paying agents or rescind the designation of any paying agent; however the Corporation will at all times be required to maintain a paying agent in each place of payment for each series of Junior Subordinated Debentures.

   Any moneys deposited with the Debenture Trustee or any paying agent, or then held by the Corporation in trust, for the payment of the principal of (and premium, if any) or interest on any Junior Subordinated Debenture and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall, at the request of the Corporation, be repaid to the Corporation and the holder of such Junior Subordinated Debenture shall thereafter look, as a general unsecured creditor, only to the Corporation for payment thereof.

  Option to Defer Interest Payments

   If provided in the applicable Prospectus Supplement, the Corporation will have the right at any time and from time to time during the term of any series of Junior Subordinated Debentures to defer payment of interest for up to such number of consecutive interest payment periods as may be specified in the applicable Prospectus Supplement (each, an "Extension Period"), subject to the terms, conditions and covenants, if any, specified in such Prospectus Supplement, provided that such Extension Period may not extend beyond the Stated Maturity Date of such series of Junior Subordinated Debentures. Certain United States federal income tax consequences and special considerations applicable to any such Junior Subordinated Debentures will be described in the applicable Prospectus Supplement.

  Redemption

   Unless otherwise indicated in the applicable Prospectus Supplement, Junior Subordinated Debentures will not be subject to any sinking fund.

   Unless otherwise indicated in the applicable Prospectus Supplement, the Corporation may, at its option and subject to receipt of prior approval by the Federal Reserve if then required under applicable capital guidelines or policies, redeem the Junior Subordinated Debentures of any series in whole at any time or in part from time to time. If the Junior Subordinated Debentures of any series are so redeemable only on or after a specified date or upon the satisfaction of additional conditions, the applicable Prospectus Supplement will specify such date or describe such conditions. Junior Subordinated Debentures in denominations larger than $25 may be redeemed in part but only in integral multiples of $25. Except as otherwise specified in the applicable Prospectus Supplement, the redemption price for any Junior Subordinated Debenture so redeemed shall equal any accrued and unpaid interest thereon to the redemption date, plus 100% of the principal amount thereof.

   Except as otherwise specified in the applicable Prospectus Supplement, if a Tax Event (as defined below) in respect of a series of Junior Subordinated Debentures or a Regulatory Capital Event (as defined below) shall occur and be continuing, the Corporation may, at its option and subject to receipt of prior approval by the Federal Reserve if then required under applicable capital guidelines or policies, redeem such series of Junior Subordinated Debentures in whole (but not in part) at any time within 90 days following the occurrence of such Tax Event or Regulatory Capital Event, at a redemption price equal to 100% of the principal amount of such Junior Subordinated Debentures then outstanding plus accrued and unpaid interest to the date fixed for redemption, except as otherwise specified in the applicable Prospectus Supplement.

   "Tax Event" means the receipt by the Corporation of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the applicable series of Junior Subordinated Debentures under the Indenture, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on such series of Junior Subordinated Debentures, (ii) interest payable by the Corporation on such series of Junior Subordinated Debentures is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

   A "Regulatory Capital Event" means that the Corporation shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of the Federal Reserve or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the applicable series of Junior Subordinated Debentures under the Indenture, the applicable Preferred Securities do not constitute, or within 90 days of the date of such opinion, will not constitute, Tier I Capital (or its then equivalent); provided, however, that the distribution of such series of Junior Subordinated Debentures in connection with the liquidation of the Trust by the Corporation shall not in and of itself constitute a Regulatory Capital Event unless such liquidation shall have occurred in connection with a Tax Event.

   Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Junior Subordinated Debentures to be redeemed at its registered address. Unless the Corporation defaults in payment of the redemption price, on and after the redemption date interest ceases to accrue on such Junior Subordinated Debentures or portions thereof called for redemption.

  Restrictions on Certain Payments

   The Corporation will also covenant, as to each series of Junior Subordinated Debentures, that it will not, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Corporation (including other series of Junior Subordinated Debentures) that rank pari passu with or junior in right of payment to the Junior Subordinated Debentures or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation if such guarantee ranks pari passu with or junior in right of payment to the Junior Subordinated Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto,
(c) payments under the Guarantee with respect to the series of Related Preferred Securities, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans) if at such time (i) there shall have occurred any event of which the Corporation has actual knowledge (a) that with the giving of notice or the lapse of time, or both, would constitute an "Event of Default" under the Indenture with respect to the Junior Subordinated Debentures of such series and (b) in respect of which the Corporation shall not have taken reasonable steps to cure, (ii) the Corporation shall be in default with respect to its payment of any obligations under the Guarantee relating to the Related Preferred Securities or (iii) the Corporation shall have given notice of its election of an Extension Period, or any extension thereof, as provided in the Indenture with respect to the Junior Subordinated Debentures of such series and shall not have rescinded such notice, and such Extension Period, or any extension thereof, shall have commenced.

  Modification of Indenture

   From time to time the Corporation and the Debenture Trustee may, without the consent of the holders of any series of Junior Subordinated Debentures, amend, waive or supplement the Indenture for specified purposes, including, among other things, curing ambiguities, defects or inconsistencies (provided that any such action does not materially adversely affect the interest of the holders of any series of Junior Subordinated Debentures) and qualifying, or maintaining the qualification of, the Indenture under the Trust Indenture Act. The Indenture contains provisions permitting the Corporation and the Debenture Trustee, with the consent of the holders of not less than a majority in principal amount of each outstanding series of Junior Subordinated Debentures affected, to modify the Indenture in a manner adversely affecting the rights of the holders of such series of the Junior Subordinated Debentures in any material respect; provided, that no such modification may, without the consent of the holder of each outstanding Junior Subordinated Debenture so affected,
(i) change the Stated Maturity Date of any series of Junior Subordinated Debentures (except as otherwise specified in the applicable Prospectus Supplement), or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or (ii) reduce the percentage of principal amount of Junior Subordinated Debentures of any series, the holders of which are required to consent to any such modification of the Indenture.

   In addition, the Corporation and the Debenture Trustee may execute, without the consent of any holder of Junior Subordinated Debentures, any supplemental Indenture for the purpose of creating any new series of Junior Subordinated Debentures.

  Debenture Events of Default

   The Indenture provides that any one or more of the following described events with respect to a series of Junior Subordinated Debentures that has occurred and is continuing constitutes a "Debenture Event of Default" with respect to such series of Junior Subordinated Debentures (whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court of any order, rule or regulation or any administrative or governmental body):

    (i)failure for 30 days to pay any interest on such series of Junior Subordinated Debentures or any other series of Junior Subordinated Debentures when due (subject to the deferral of any due date in the case of an Extension Period); or

   (ii)failure to pay any principal or premium, if any, on such series of Junior Subordinated Debentures or any other series of Junior Subordinated Debentures when due whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

  (iii)failure to observe or perform in any material respect certain other covenants contained in the Indenture for 90 days after written notice to the Corporation from the Debenture Trustee or to the Corporation and the Debenture Trustee from the holders of at least 25% in aggregate outstanding principal amount of such affected series of outstanding Junior Subordinated Debentures; or

   (iv)certain events in bankruptcy, insolvency or reorganization of the Corporation.

       The holders of a majority in aggregate outstanding principal amount of Junior Subordinated Debentures of each series affected have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee. The Debenture Trustee or the holders of not less than 25% in aggregate outstanding principal amount of Junior Subordinated Debentures of each series affected may declare the principal due and payable immediately upon a Debenture Event of Default. The holders of a majority in aggregate outstanding principal amount of Junior Subordinated Debentures of each series affected may annul such declaration and waive the default if the default (other than the nonpayment of the principal of such Junior Subordinated Debentures which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee.

   The holders of a majority in aggregate outstanding principal amount of each series of the Junior Subordinated Debentures affected thereby may, on behalf of the holders of all the Junior Subordinated Debentures, waive any past default, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debenture. The Corporation is required to file annually with the Debenture Trustee a certificate as to whether or not the Corporation is in compliance with all the conditions and covenants applicable to it under the Indenture.

   In case a Debenture Event of Default shall occur and be continuing as to a series of Corresponding Junior Subordinated Debentures, the Property Trustee will have the right to declare the principal of and the interest on such Corresponding Junior Subordinated Debentures, and any other amounts payable under the Indenture, to be forthwith due and payable and to enforce its other rights as a creditor with respect to such Corresponding Junior Subordinated Debentures.

  Enforcement of Certain Rights by Holders of Preferred Securities

   If a Debenture Event of Default with respect to a series of Corresponding Junior Subordinated Debentures has occurred and is continuing and such event is attributable to the failure of the Corporation to pay interest, or premium, if any, on or principal of such Corresponding Junior Subordinated Debentures on the due date, a holder of Preferred Securities may institute a legal proceeding directly against the Corporation for enforcement of payment to such holder of the principal of, or premium, if any, or interest on such Corresponding Junior Subordinated Debentures having a principal amount equal to the aggregate Liquidation Amount of the Related Preferred Securities of such holder (a "Direct Action"). The Corporation may not amend the Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of the holders of all of the Preferred Securities outstanding. If the right to bring a Direct Action is removed, the applicable Trust may become subject to the reporting obligations under the Exchange Act. Notwithstanding any payments made to a holder of Preferred Securities by the Corporation in connection with a Direct Action, the Corporation shall remain obligated to pay the principal of or premium, if any, or interest on the Corresponding Junior Subordinated Debentures, and the Corporation shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Corporation to such holder in any Direct Action.

   The holders of the Preferred Securities will not be able to exercise directly any remedies other than those set forth in the preceding paragraph available to the holders of the Junior Subordinated Debentures unless there shall have been an event of default under the Declaration. See "Description of Preferred Securities--Events of Default; Notice."

  Consolidation, Merger, Sale of Assets and Other Transactions

   The Indenture provides that the Corporation shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Corporation, unless (i) in case the Corporation consolidates with or merges into another Person or conveys or transfers its properties and assets substantially as an entirety to any Person, the successor Person is organized under the laws of the United States or any state or the District of Columbia, and such successor Person expressly assumes the Corporation's obligations on the Junior Subordinated Debentures issued under the Indenture; (ii) immediately after giving effect thereto, no Debenture Event of Default, and no event which, after notice or lapse of time or both, would become a Debenture Event of Default, shall have occurred and be continuing; and (iii) certain other conditions as prescribed by the Indenture are met.

   The general provisions of the Indenture do not afford holders of the Junior Subordinated Debentures protection in the event of a highly leveraged or other transaction involving the Corporation that may adversely affect holders of the Junior Subordinated Debentures.

  Satisfaction and Discharge

   The Indenture provides that when, among other things, all Junior Subordinated Debentures not previously delivered to the Debenture Trustee for cancellation (i) have become due and payable or (ii) will become due and payable at their Stated Maturity Date within one year of the date of deposit or
(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of, the Corporation, and the Corporation deposits or causes to be deposited with the Debenture Trustee funds, in trust, for the purpose and in an amount in the currency or currencies in which the Junior Subordinated Debentures are payable sufficient to pay and discharge the entire indebtedness on the Junior Subordinated Debentures not previously delivered to the Debenture Trustee for cancellation, for the principal (and premium, if any) and interest to the date of the deposit or to the Stated Maturity Date or redemption date, as the case may be, then the Indenture will cease to be of further effect (except as to the Corporation's obligations to pay all other sums due pursuant to the Indenture and to provide the officers' certificates and opinions of counsel described therein), and the Corporation will be deemed to have satisfied and discharged the Indenture.

  Conversion or Exchange

   If and to the extent indicated in the applicable Prospectus Supplement, the Junior Subordinated Debentures of any series may be convertible or exchangeable into Junior Subordinated Debentures of another series or into Preferred Securities of another series. The specific terms on which Junior Subordinated Debentures of any series may be so converted or exchanged will be set forth in the applicable Prospectus Supplement. Such terms may include provisions for conversion or exchange, either mandatory, at the option of the holder, or at the option of the Corporation, in which case the number of shares of Preferred Securities or other securities to be received by the holders of Junior Subordinated Debentures would be calculated as of a time and in the manner stated in the applicable Prospectus Supplement.

  Subordination

   In the Indenture, the Corporation has covenanted and agreed that any Junior Subordinated Debentures issued thereunder will be subordinate and junior in right of payment to all Senior Indebtedness to the extent provided in the Indenture. Upon any payment or distribution of assets of the Corporation upon any liquidation, dissolution, winding up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding of the Corporation, the holders of Senior Indebtedness will first be entitled to receive payment in full of all Allocable Amounts (as defined below) in respect of such Senior Indebtedness before the holders of Junior Subordinated Debentures will be entitled to receive or retain any payment in respect thereof.

   In the event of the acceleration of the maturity of any Junior Subordinated Debentures, the holders of all Senior Indebtedness outstanding at the time of such acceleration will first be entitled to receive payment in full of all Allocable Amounts in respect of such Senior Indebtedness before the holders of Junior Subordinated Debentures will be entitled to receive or retain any payment in respect of the Junior Subordinated Debentures.

   No payments on account of principal (or premium, if any) or interest in respect of the Junior Subordinated Debentures may be made if there shall have occurred and be continuing a default in any payment with respect to Senior Indebtedness, or an event of default with respect to any Senior Indebtedness resulting in the acceleration of the maturity thereof, or if any judicial proceeding shall be pending with respect to any such default.

   "Allocable Amounts," when used with respect to any Senior Indebtedness, means all amounts due or to become due on such Senior Indebtedness less, if applicable, any amount which would have been paid to, and retained by, the holders of such Senior Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Indebtedness from the Corporation or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Indebtedness or otherwise) but for the fact that such Senior Indebtedness is subordinate or junior in right of payment to (or subject to a requirement that amounts received on such Senior Indebtedness be paid over to obligees on) trade accounts payable or accrued liabilities arising in the ordinary course of business.

   "Indebtedness" shall mean (i) any obligation of, or any obligation guaranteed by, the Corporation for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments and any deferred obligation for the payment of the purchase price of property or assets acquired other than in the ordinary course of business and (ii) all indebtedness of the Corporation for claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred. For purposes of this definition "claim" shall have the meaning assigned in Section 101(5) of the Bankruptcy Code of 1978, as amended and in effect on the date of the execution of the Indenture.

   "Indebtedness Ranking on a Parity with the Junior Subordinated Debentures" shall mean (i) all Indebtedness, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Junior Subordinated Debentures in the right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation and (ii) the 7.64% Junior Subordinated Deferrable Interest Debentures Due January 15, 2027 of the Corporation.

   "Indebtedness Ranking Junior to the Junior Subordinated Debentures" shall mean any Indebtedness, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Junior Subordinated Debentures (and any other Indebtedness Ranking on a Parity with the Junior Subordinated Debentures) in right of payment upon the happening of the dissolution or winding-up or liquidation or reorganization of the Corporation. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking on a Parity with the Junior Subordinated Debentures or Indebtedness Ranking Junior to the Junior Subordinated Debentures, as the case may be, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking On a Parity with the Junior Subordinated Debentures or Indebtedness Ranking Junior to the Junior Subordinated Debentures, as the case may be.

   "Senior Indebtedness" shall mean all Indebtedness, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Junior Subordinated Debentures or Indebtedness Ranking Junior to the Junior Subordinated Debentures, and any deferrals, renewals or extensions of such Senior Indebtedness.

   The Corporation is a non-operating holding company and almost all of the operating assets of the Corporation are owned by the Corporation's subsidiaries. The Corporation relies primarily on dividends from such subsidiaries to meet its obligations for payment of principal and interest on its outstanding debt obligations and corporate expenses. The Corporation is a legal entity separate and distinct from its banking and non-banking affiliates. The principal sources of the Corporation's income are dividends, interest and fees from its banking and non-banking affiliates. The Banks are subject to certain restrictions imposed by federal law on any extensions of credit to, and certain other transactions with, the Corporation and certain other affiliates, and on investments in stock or other securities thereof. Such restrictions prevent the Corporation and such other affiliates from borrowing from the Banks unless the loans are secured by various types of collateral. Further, such secured loans, other transactions and investments by any of the Banks are generally limited in amount as to the Corporation and as to each of such other affiliates to 10% of such Bank's capital and surplus and as to the Corporation and all of such other affiliates to an aggregate of 20% of such Bank's capital and surplus. In addition, payment of dividends to the Corporation by the subsidiary banks is subject to ongoing review by banking regulators and is subject to various statutory limitations and in certain circumstances requires approval by banking regulatory authorities. Accordingly, the Junior Subordinated Debentures will be effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries. Holders of Junior Subordinated Debentures should look only to the assets of the Corporation for payments of interest and principal and premium, if any.

   The Indenture places no limitation on the amount of additional Senior Indebtedness that may be incurred by the Corporation. The Corporation expects from time to time to incur additional indebtedness constituting Senior Indebtedness.

  Trust Expenses

   Pursuant to the Indenture, the Corporation will irrevocably and unconditionally agree with each Trust that holds Junior Subordinated Debentures that the Corporation will pay to such Trust, and reimburse such Trust for, the full amount of any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to the holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be. Such payment obligation will include any such costs, expenses or liabilities of the Trust that are required by applicable law to be satisfied in connection with a termination of such Trust.

  Governing Law

   The Indenture and the Junior Subordinated Debentures will be governed by and construed in accordance with the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State, without regard to the conflicts of laws principles thereof.

  Information Concerning the Debenture Trustee

   The Debenture Trustee shall have and be subject to all the duties and responsibilities specified with respect to an indenture trustee under the Trust Indenture Act. Subject to such provisions, the Debenture Trustee is under no obligation to exercise any of the powers vested in it by the Indenture at the request of any holder of Junior Subordinated Debentures, unless offered reasonable indemnity by such holder against the costs, expenses and liabilities which might be incurred thereby. The Debenture Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Debenture Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

  Corresponding Junior Subordinated Debentures

   The Corresponding Junior Subordinated Debentures may be issued in one or more series of Junior Subordinated Debentures under the Indenture with terms corresponding to the terms of a series of Related Preferred Securities. In that event, concurrently with the issuance of each Trust's Preferred Securities, such Trust will invest the proceeds thereof and the consideration paid by the Corporation for the Common Securities of such Trust in such series of Corresponding Junior Subordinated Debentures issued by the Corporation to such Trust. Each series of Corresponding Junior Subordinated Debentures will be in the principal amount equal to the aggregate stated Liquidation Amount of the Related Preferred Securities and the Common Securities of such Trust and will rank pari passu with all other series of Junior Subordinated Debentures.

   Unless otherwise specified in the applicable Prospectus Supplement, if a Tax Event or a Regulatory Capital Event in respect of a Trust shall occur and be continuing, the Corporation may, at its option and subject to prior approval of the Federal Reserve if then so required under applicable capital guidelines or policies, redeem the Corresponding Junior Subordinated Debentures at any time within 90 days of the occurrence of such Tax Event or Regulatory Capital Event, in whole but not in part, subject to the provisions of the Indenture and whether or not such Corresponding Junior Subordinated Debentures are then otherwise redeemable at the option of the Corporation. The redemption price for any Corresponding Junior Subordinated Debentures shall be set forth in the applicable Prospectus Supplement. For so long as the applicable Trust is the holder of all the outstanding Corresponding Junior Subordinated Debentures of such series, the proceeds of any such redemption will be used by the Trust to redeem the corresponding Trust Securities in accordance with their terms. The Corporation may not redeem a series of Corresponding Junior Subordinated Debentures in part unless all accrued and unpaid interest has been paid in full on all outstanding Corresponding Junior Subordinated Debentures of such series for all interest periods terminating on or prior to the Redemption Date.

   The Corporation will covenant in the Indenture, as to each series of Corresponding Junior Subordinated Debentures, that if and so long as (i) the Trust of the related series of Trust Securities is the holder of all such Corresponding Junior Subordinated Debentures, (ii) a Tax Event in respect of such Trust has occurred and is continuing and (iii) the Corporation has elected, and has not revoked such election, to pay Additional Sums (as defined under "Description of Preferred Securities--Redemption or Exchange") in respect of such Trust Securities, the Corporation will pay to such Trust such Additional Sums. The Corporation will also covenant, as to each series of Corresponding Junior Subordinated Debentures, (i) to directly or indirectly maintain 100 percent ownership of the Common Securities; provided, however, that any permitted successor of the Corporation under the Indenture may succeed to the Corporation's ownership of the Common Securities, (ii) to use its reasonable efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Junior Subordinated Debentures to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the related Declaration of the Trust, and
(b) to continue not to be classified as a grantor trust and not as an association taxable as a corporation or a partnership for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Corresponding Junior Subordinated Debentures.

                      DESCRIPTION OF PREFERRED SECURITIES

   Pursuant to the terms of the Declaration for each Trust, the Issuer Trustees on behalf of such Trust will issue the Preferred Securities and the Common Securities. The Preferred Securities of a particular issue will represent beneficial ownership interests in the Trust and the holders thereof will be entitled to a preference in certain circumstances with respect to Distributions and amounts payable on redemption or liquidation over the Common Securities of such Trust, as well as other benefits as described in the corresponding Declaration. This summary of certain provisions of the Preferred Securities and each Declaration, which summarizes the material terms thereof, does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of each Declaration, including the definitions therein of certain terms, and the Trust Indenture Act, to each of which reference is hereby made. Wherever particular defined terms of a Declaration (as amended or supplemented from time to time) are referred to herein or in a Prospectus Supplement, such defined terms are incorporated herein or therein by reference. The form of the Declaration has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each of the Trusts is a legally separate entity and the assets of one are not available to satisfy the obligations of any of the others.

  General

   The Preferred Securities of a Trust will rank pari passu, and payments will be made thereon pro rata, with the Common Securities of that Trust except as described under "--Subordination of Common Securities." Legal title to the Corresponding Junior Subordinated Debentures will be held by the Property Trustee in trust for the benefit of the holders of the related Preferred Securities and Common Securities. Each Guarantee Agreement executed by the Corporation for the benefit of the holders of a Trust's Trust Securities (the "Guarantee") will be a guarantee on a subordinated basis with respect to the related Trust Securities but will not guarantee payment of Distributions or amounts payable on redemption or liquidation of such Trust Securities when the related Trust does not have funds on hand available to make such payments. See "Description of Guarantees."

  Distributions

   Distributions on the Preferred Securities will be cumulative, will accumulate from the date of original issuance and will be payable on such dates as specified in the applicable Prospectus Supplement. In the event that any date on which Distributions are payable on the Preferred Securities is not a Business Day (as defined below), payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in either case with the same force and effect as if made on the date such payment was originally payable (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date"). A "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in New York, New York or Winston-Salem, North Carolina are authorized or required by law or executive order to close.

   Each Trust's Preferred Securities represent beneficial ownership interests in the applicable Trust, and the Distributions on each Preferred Security will be payable at a rate specified in the applicable Prospectus Supplement for such Preferred Securities. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month, unless otherwise specified in the applicable Prospectus Supplement. Distributions to which holders of Preferred Securities are entitled will accumulate additional Distributions at the rate per annum if and as specified in the applicable Prospectus Supplement. The term "Distributions" as used herein includes any such additional Distributions unless otherwise stated.

   If provided in the applicable Prospectus Supplement, the Corporation has the right under the Indenture, pursuant to which it will issue the Corresponding Junior Subordinated Debentures, to elect to defer the payment of interest at any time or from time to time on any series of the Corresponding Junior Subordinated Debentures for up to such number of consecutive interest payment periods which will be specified in such Prospectus Supplement relating to such series (each, an "Extension Period"), provided that no Extension Period may extend beyond the Stated Maturity Date of the Corresponding Junior Subordinated Debentures. As a consequence of any such deferral, Distributions on the Related Preferred Securities would be deferred (but would continue to accumulate additional Distributions thereon at the rate per annum set forth in the Prospectus Supplement for such Preferred Securities) by the Trust of such Preferred Securities during any such Extension Period. During such Extension Period, the Corporation may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock, (ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu with or junior in right of payment to the Corresponding Junior Subordinated Debentures or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation if such guarantee ranks pari passu with or junior in right of payment to the Corresponding Junior Subordinated Debentures (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee with respect to such Preferred Securities, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class, or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans).

   The revenue of each Trust available for distribution to holders of its Preferred Securities will be limited to payments under the Corresponding Junior Subordinated Debentures in which the Trust will invest the proceeds from the issuance and sale of its Trust Securities. See "Description of Junior Subordinated Debentures--Corresponding Junior Subordinated Debentures." If the Corporation does not make interest payments on such Corresponding Junior Subordinated Debentures, the Property Trustee will not have funds available to pay Distributions on the Related Preferred Securities. The payment of Distributions (if and to the extent the Trust has funds legally available for the payment of such Distributions and cash sufficient to make such payments) is guaranteed by the Corporation on the basis set forth herein under "Description of Guarantees."

   Distributions on the Preferred Securities will be payable to the holders thereof as they appear on the register of such Trust on the relevant record dates, which, as long as the Preferred Securities remain in book-entry form, will be one Business Day prior to the relevant Distribution Date. Subject to any applicable laws and regulations and the provisions of the applicable Declaration, each such payment will be made as described under "Book- Entry Issuance." In the event any Preferred Securities are not in book-entry form, the relevant record date for such Preferred Securities shall be the date at least 15 days prior to the relevant Distribution Date, as specified in the applicable Prospectus Supplement.

  Redemption or Exchange

   Mandatory Redemption. Upon the repayment or redemption, in whole or in part, of any Corresponding Junior Subordinated Debentures, whether at maturity or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption shall be applied by the Property Trustee to redeem a Like Amount (as defined below) of the Trust Securities, upon not less than 30 nor more than 60 days notice, at a redemption price (the "Redemption Price") equal to the aggregate Liquidation Amount of such Trust Securities plus accumulated and unpaid Distributions thereon to the date of redemption (the "Redemption Date") and the related amount of the premium, if any, paid by the Corporation upon the concurrent redemption of such Corresponding Junior Subordinated Debentures. See "Description of Junior Subordinated Debentures--Redemption." If less than all of any series of Corresponding Junior Subordinated Debentures are to be repaid or redeemed on a Redemption Date, then the proceeds from such repayment or redemption shall be allocated to the redemption pro rata of the related Preferred Securities and the Common Securities. The amount of premium, if any, paid by the Corporation upon the redemption of all or any part of any series of any Corresponding Junior Subordinated Debentures to be repaid or redeemed on a Redemption Date shall be allocated to the redemption pro rata of the related Preferred Securities and the Common Securities.

   The Corporation will have the right to redeem any series of Corresponding Junior Subordinated Debentures (i) on or after such date as may be specified in the applicable Prospectus Supplement, in whole at any time or in part from time to time, or (ii) at any time, in whole (but not in part), upon the occurrence of a Tax Event or Regulatory Capital Event, in either case subject to receipt of prior approval by the Federal Reserve if then required under applicable capital guidelines or policies.

   Distribution of Corresponding Junior Subordinated Debentures. Subject to the Corporation having received prior approval of the Federal Reserve to do so if then required under applicable capital guidelines or policies, the Corporation has the right at any time to liquidate the related Trust and, after satisfaction of the liabilities of creditors of such Trust as provided by applicable law, cause such Corresponding Junior Subordinated Debentures in respect of the Preferred Securities and Common Securities issued by such issuer to be distributed to the holders of such Preferred Securities and Common Securities in exchange therefor upon liquidation of the Trust.

   Tax Event or Regulatory Capital Event Redemption. If a Tax Event or Regulatory Capital Event in respect of a series of Preferred Securities and Common Securities shall occur and be continuing, the Corporation has the right to redeem the Corresponding Junior Subordinated Debentures in whole (but not in part) and thereby cause a mandatory redemption of such Preferred Securities and Common Securities in whole (but not in part) at the Redemption Price within 90 days following the occurrence of such Tax Event or Regulatory Capital Event. In the event a Tax Event or Regulatory Capital Event in respect of a series of Preferred Securities and Common Securities has occurred and is continuing and the Corporation does not elect to redeem the Corresponding Junior Subordinated Debentures and thereby cause a mandatory redemption of such Preferred Securities and Common Securities or to liquidate the related Trust and cause the Corresponding Junior Subordinated Debentures to be distributed to holders of such Preferred Securities and Common Securities in exchange therefor upon liquidation of the Trust as described above, such Preferred Securities will remain outstanding and, if a Tax Event has occurred, Additional Sums (as defined below) may be payable on the Corresponding Junior Subordinated Debentures.

   Possible Tax Law Changes. On March 19, 1996, the Revenue Reconciliation Bill of 1996 (the "Bill"), was introduced in the 104th Congress which would have, among other things, generally denied interest deductions for interest on an instrument issued by a corporation that has a maximum weighted average maturity of more than 40 years. The Bill also would generally have denied interest deductions for interest on an instrument issued by a corporation that has a maximum term of more than 20 years and that is not shown as indebtedness on the separate balance sheet of the issuer or, where the instrument is issued to a related party (other than a corporation), where the holder or some other related party issues a related instrument that is not shown as indebtedness on the issuer's consolidated balance sheet. For purposes of determining the weighted average maturity or the term of an instrument, any right to extend would be treated as exercised. The above-described provisions of the Bill were proposed to be effective generally for instruments issued on or after December 7, 1995. If either provision were to apply to the Junior Subordinated Debentures, the Corporation would not be able to deduct interest on the Junior Subordinated Debentures. However, on March 29, 1996, the Chairmen of the Senate Finance and House Ways and Means Committees issued a joint statement (the "Joint Statement") to the effect that it was their intention that the effective date of the Bill, if enacted, would be no earlier than the date of "appropriate Congressional action." In addition, subsequent to the publication of the Joint Statement, Senator Daniel Patrick Moynihan and Representatives Sam M. Gibbons and Charles B. Rangel wrote letters to Treasury Department officials concurring with the view expressed in the Joint Statement (the "Democrat Letters"). The 104th Congress adjourned without enacting the Bill. Moreover, if the principles contained in the Joint Statement and the Democrat Letters were followed, any similar legislation in this area that is subsequently proposed would not apply to the Junior Subordinated Debentures. Although the 104th Congress adjourned without enacting the Bill, there can be no assurance that current or future legislative proposals or final legislation will not adversely affect the ability of the Corporation to deduct interest on the Junior Subordinated Debentures or otherwise affect the tax treatment of the transaction described herein. Moreover, such a change could give rise to a Tax Event, which may permit the Corporation to cause a redemption of the Related Preferred Securities.

   "Additional Sums" means such additional amounts as may be necessary in order that the amount of Distributions then due and payable by a Trust on the outstanding Preferred Securities and Common Securities of the Trust shall not be reduced as a result of any additional taxes, duties and other governmental charges to which such Trust has become subject as a result of a Tax Event.

   "Like Amount" means (i) with respect to a redemption of the Trust Securities, Trust Securities having a Liquidation Amount (as defined below) equal to the principal amount of Corresponding Junior Subordinated Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Corresponding Junior Subordinated Debentures upon the liquidation of the related Trust, Corresponding Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the holder to whom such Corresponding Junior Subordinated Debentures are distributed.

   "Liquidation Amount" means (unless otherwise provided in the Prospectus Supplement) the stated amount of $25 per Trust Security.

   After the liquidation date is fixed for any distribution of Corresponding Junior Subordinated Debentures to holders of the Trust Securities, (i) the Trust Securities will no longer be deemed to be outstanding, (ii) each holder of Trust Securities will receive a registered certificate or certificates representing the Corresponding Junior Subordinated Debentures to be delivered upon such distribution and (iii) Trust Securities will be deemed to represent Corresponding Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of such Trust Securities, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities, until such Trust Securities are presented to the Administrative Trustees or their agent for cancellation, whereupon the Corporation will issue to such holder, and the Debenture Trustee will authenticate, a certificate representing such Corresponding Junior Subordinated Debentures.

   There can be no assurance as to the market prices for the Preferred Securities or the Corresponding Junior Subordinated Debentures that may be distributed in exchange for Preferred Securities if a dissolution and liquidation of a Trust were to occur. Accordingly, the Preferred Securities that an investor may purchase, or the Corresponding Junior Subordinated Debentures that the investor may receive on dissolution and liquidation of a Trust, may trade at a discount to the price that the investor paid to purchase the Preferred Securities offered hereby.

  Redemption Procedures

   Preferred Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of the Corresponding Junior Subordinated Debentures. Redemptions of the Preferred Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the related Trust has funds on hand available for the payment of such Redemption Price. See also "--Subordination of Common Securities."

   If a Trust gives a notice of redemption in respect of its Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, to the extent funds are available, the Property Trustee will pay the Redemption Price to The Depository Trust Company ("DTC"). See "Book-Entry Issuance." If such Preferred Securities are no longer in book-entry form, the Property Trustee, to the extent funds are available, will irrevocably deposit with the paying agent for such Preferred Securities funds sufficient to pay or cause the paying agent to pay the applicable Redemption Price to the holders thereof upon surrender of their certificates evidencing such Preferred Securities. Distributions payable on or prior to the Redemption Date for any Preferred Securities called for redemption shall be payable to the holders of such Preferred Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of the holders of such Preferred Securities so called for redemption will cease, except the right of the holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Preferred Securities will cease to be outstanding. In the event that any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). In the event that payment of the Redemption Price in respect of Preferred Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Corporation pursuant to the Guarantee as described under "Description of Guarantees," (i) Distributions on such Preferred Securities will continue to accrue at the then applicable rate, from the Redemption Date originally established by the Trust for such Preferred Securities to the date such Redemption Price is actually paid, and (ii) the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

   Subject to applicable law (including, without limitation, United States federal securities law and the regulations of the Federal Reserve), the Corporation or its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

   Payment of the Redemption Price on the Preferred Securities and any distribution of Corresponding Junior Subordinated Debentures to holders of Preferred Securities shall be made to the applicable recordholders thereof as they appear on the register for such Preferred Securities on the relevant record date, which shall be one Business Day prior to the relevant Redemption Date or liquidation date, as applicable; provided, however, that in the event that any Preferred Securities are not in book-entry form, the relevant record date for such Preferred Securities shall be a date at least 15 days prior to the Redemption Date or liquidation date, as applicable, as specified in the applicable Prospectus Supplement.

   If less than all of the Preferred Securities and Common Securities issued by a Trust are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Preferred Securities and Common Securities to be redeemed shall be allocated pro rata to the Preferred Securities and the Common Securities based upon the relative Liquidation Amounts of such classes. The particular Preferred Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the Redemption Date by the Property Trustee from the outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than $25. The Property Trustee shall promptly notify the trust registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of each Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred Securities which has been or is to be redeemed.

   Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each holder of Trust Securities to be redeemed at its registered address.

  Subordination of Common Securities

   Payment of Distributions on, and the Redemption Price of, each Trust's Preferred Securities and Common Securities, as applicable, shall be made pro rata based on the Liquidation Amount of such Preferred Securities and Common Securities; provided, however, that if on any Distribution Date or Redemption Date a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Trust's Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the Trust's outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all of the Trust's outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or Redemption Price of, the Trust's Preferred Securities then due and payable.

   In the case of any event of default under the applicable Declaration resulting from a Debenture Event of Default, the Corporation as holder of such Trust's Common Securities will be deemed to have waived any right to act with respect to any such event of default under the applicable Declaration until the effect of all such events of default with respect to such Preferred Securities have been cured, waived or otherwise eliminated. Until all events of default under the applicable Declaration with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the holders of such Preferred Securities and not on behalf of the Corporation as holder of the Trust's Common Securities, and only the holders of such Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

  Liquidation Distribution Upon Termination

   Pursuant to each Declaration, each Trust shall automatically terminate upon expiration of its term and shall terminate on the first to occur of: (i) certain events of bankruptcy, dissolution or liquidation of the Corporation;
(ii) the distribution of a Like Amount of the Corresponding Junior Subordinated Debentures to the holders of its Trust Securities, if the Corporation, as Sponsor, has given written direction to the Property Trustee to terminate such Trust (which direction is optional and, except as otherwise provided herein, wholly within the discretion of the Corporation, as Sponsor); (iii) redemption of all of the Trust Securities as described under "--Redemption or Exchange--Mandatory Redemption;" (iv) expiration of the term of the Trust; and
(v) the entry of an order for the dissolution of the Trust by a court of competent jurisdiction.

   If an early termination occurs as described in clause (i), (ii), (iv) or (v) above, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of such Trust as provided by applicable law, to the holders of such Trust Securities in exchange therefor a Like Amount of the Corresponding Junior Subordinated Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such holders will be entitled to receive out of the assets of the Trust available for distribution to holders, after satisfaction of liabilities to creditors of such Trust as provided by applicable law, an amount equal to, in the case of holders of Preferred Securities, the aggregate of the Liquidation Amount plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because such Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by such Trust on its Trust Securities shall be paid on a pro rata basis, except that if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

  Events of Default; Notice

   The occurrence of a Debenture Event of Default under the Indenture (see "Description of Junior Subordinated Debentures--Debenture Events of Default") constitutes an "Event of Default" under each Declaration with respect to the Preferred Securities issued thereunder.

   Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the holders of such Trust's Preferred Securities, the Administrative Trustees and the Corporation, as Sponsor, unless such Event of Default shall have been cured or waived. The Corporation, as Sponsor, and the Administrative Trustees are required to file annually with the Property Trustee a certificate as to whether or not they are in compliance with all the conditions and covenants applicable to them under each Declaration.

   If a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities as described above. See "--Subordination of Common Securities" and "--Liquidation Distribution Upon Termination." The existence of an Event of Default does not entitle the holders of Preferred Securities to accelerate the maturity thereof.

  Removal of Issuer Trustees

   Unless a Debenture Event of Default shall have occurred and be continuing, any Issuer Trustee may be removed at any time by the holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Corporation as the holder of the Common Securities. No resignation or removal of an Issuer Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the applicable Declaration.

  Co-trustees and Separate Property Trustee

   Unless an Event of Default shall have occurred and be continuing, at any time or from time to time, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Corporation, as the holder of the Common Securities shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the applicable Declaration. In case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

  Merger or Consolidation of Issuer Trustees

   Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Issuer Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Issuer Trustee, shall be the successor of such Issuer Trustee under each Declaration, provided such Person shall be otherwise qualified and eligible.

  Mergers, Consolidations, Amalgamations or Replacements of the Trusts

   A Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described below. A Trust may, at the request of the Corporation, with the consent of the Administrative Trustees but without the consent of the holders of the Preferred Securities, the Property Trustee or the Delaware Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of such Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Corporation expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Corresponding Junior Subordinated Debentures, (iii) the Successor Securities are listed or quoted, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or quoted, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect (other than any dilution of such holders' interests in the new entity), (vi) such successor entity has a purpose identical to that of the Trust, (vii) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Corporation has received an opinion from independent counsel to the Trust experienced in such matters to the effect that (a) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect (other than any dilution of such holders' interests in the new entity), and (b) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and (viii) the Corporation or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, a Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety or substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge or convert with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the successor entity not to be classified as a grantor trust for United States federal income tax purposes.

  Voting Rights; Amendment of Each Declaration

   Except as provided below and under "Description of Guarantees--Amendments and Assignment" and as otherwise required by law and the applicable Declaration, the holders of the Preferred Securities will have no voting rights.

   Each Declaration may be amended from time to time by the Corporation, the Property Trustee and the Administrative Trustees, without the consent of the holders of the Trust Securities (i) to cure any ambiguity, correct or supplement any provisions in such Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under such Declaration, which shall not be inconsistent with the other provisions of such Declaration, or (ii) to modify, eliminate or add to any provisions of such Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act; provided, however, that in the case of clause (i) such action shall not adversely affect in any material respect the interests of the holders of the Trust Securities, and any amendments of such Declaration shall become effective when notice thereof is given to the holders of Trust Securities. Each Declaration may be amended by the Issuer Trustees and the Corporation with (i) the consent of holders representing not less than a majority (based upon Liquidation Amounts) of the outstanding Trust Securities, and (ii) upon receipt by the Issuer Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act, provided that, without the consent of each holder of Trust Securities, such Declaration may not be amended to (i) change the amount or timing of any Distribution or other payment on the Trust Securities or otherwise adversely affect the amount of any Distribution or other payment required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

   So long as any Corresponding Junior Subordinated Debentures are held by the Property Trustee, the Issuer Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to such Corresponding Junior Subordinated Debentures, (ii) waive certain past defaults under the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of principal of such Corresponding Junior Subordinated Debentures or (iv) consent to any amendment, modification or termination of the Indenture or such Corresponding Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the holders of a majority in aggregate Liquidation Amount of all outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Corresponding Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior consent of each holder of the Related Preferred Securities. The Issuer Trustees shall not revoke any action previously authorized or approved by a vote of the holders of the Preferred Securities except by subsequent vote of the holders of the Preferred Securities. The Property Trustee shall notify each holder of Preferred Securities of any notice of default with respect to the Corresponding Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the holders of the Preferred Securities, prior to taking any of the foregoing actions, the Issuer Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

   Any required approval of holders of Preferred Securities may be given at a meeting of holders of Preferred Securities convened for such purpose or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such holders is to be taken, to be given to each holder of record of Preferred Securities in the manner set forth in each Declaration.

   No vote or consent of the holders of Preferred Securities will be required for a Trust to redeem and cancel its Preferred Securities in accordance with the applicable Declaration.

   Notwithstanding that holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Corporation or any affiliate of the Corporation shall, for purposes of such vote or consent, be treated as if they were not outstanding.

  Global Preferred Securities

   The Preferred Securities of a series may be issued in whole or in part in the form of one or more Global Preferred Securities that will be deposited with, or on behalf of, the Depositary identified in the Prospectus Supplement relating to such series. Unless otherwise indicated in the applicable Prospectus Supplement for such series, the Depositary will be DTC. Global Preferred Securities may be issued only in fully registered form and in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual Preferred Securities represented thereby, a Global Preferred Security may not be transferred except as a whole by the Depositary for such Global Preferred Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by the Depositary or any nominee to a successor Depositary or any nominee of such successor.

   The specific terms of the depositary arrangement with respect to a series of Preferred Securities will be described in the Prospectus Supplement relating to such series. The Corporation anticipates that the following provisions will generally apply to depositary arrangements.

   Upon the issuance of a Global Preferred Security, and the deposit of such Global Preferred Security with or on behalf of the Depositary, the Depositary for such Global Preferred Security or its nominee will credit, on its book-entry registration and transfer system, the respective aggregate Liquidation Amounts of the individual Preferred Securities represented by such Global Preferred Securities to the accounts of Participants. Such accounts shall be designated by the dealers, underwriters or agents with respect to such Preferred Securities or by the Corporation if such Preferred Securities are offered and sold directly by the Corporation. Ownership of beneficial interests in a Global Preferred Security will be limited to Participants or persons that may hold interests through Participants. Ownership of beneficial interests in such Global Preferred Security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the applicable Depositary or its nominee (with respect to interests of Participants) and the records of Participants (with respect to interests of persons who hold through Participants). The laws of some states require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Preferred Security.

   So long as the Depositary for a Global Preferred Security, or its nominee, is the registered owner of such Global Preferred Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the Preferred Securities represented by such Global Preferred Security for all purposes under the Indenture governing such Preferred Securities. Except as provided below, owners of beneficial interests in a Global Preferred Security will not be entitled to have any of the individual Preferred Securities of the series represented by such Global Preferred Security registered in their names, will not receive or be entitled to receive physical delivery of any such Preferred Securities of such series in definitive form and will not be considered the owners or holders thereof under the Indenture.

   Payments of principal of (and premium, if any) and interest on individual Preferred Securities represented by a Global Preferred Security registered in the name of a Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner of the Global Preferred Security representing such Preferred Securities. None of the Corporation, the Property Trustee, any Paying Agent, or the Securities Registrar for such Preferred Securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Global Preferred Security representing such Preferred Securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   The Corporation expects that the Depositary for a series of Preferred Securities or its nominee, upon receipt of any payment of Liquidation Amount, Redemption Price, premium or Distributions in respect of a permanent Global Preferred Security representing any of such Preferred Securities, immediately will credit Participants' accounts with payments in amounts proportionate to their respective beneficial interest in the aggregate

Liquidation Amount of such Global Preferred Security for such Preferred Securities as shown on the records of such Depositary or its nominee. The Corporation also expects that payments by Participants to owners of beneficial interests in such Global Preferred Security held through such Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name." Such payments will be the responsibility of such Participants.

   Unless otherwise specified in the applicable Prospectus Supplement, if a Depositary for a series of Preferred Securities is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the Trust within 90 days, the Trust will issue individual Preferred Securities of such series in exchange for the Global Preferred Security representing such series of Preferred Securities. In addition, the Trust may at any time and in its sole discretion, subject to any limitations described in the Prospectus Supplement relating to such Preferred Securities, determine not to have any Preferred Securities of such series represented by one or more Global Preferred Securities and, in such event, will issue individual Preferred Securities of such series in exchange for the Global Preferred Security or Securities representing such series of Preferred Securities. Further, if the Trust so specifies with respect to the Preferred Securities of a series, an owner of a beneficial interest in a Global Preferred Security representing Preferred Securities of such series may, on terms acceptable to the Trust, the Property Trustee and the Depositary for such Global Preferred Security, receive individual Preferred Securities of such series in exchange for such beneficial interests, subject to any limitations described in the Prospectus Supplement relating to such Preferred Securities. In any such instance, an owner of a beneficial interest in a Global Preferred Security will be entitled to physical delivery of individual Preferred Securities of the series represented by such Global Preferred Security equal in principal amount to such beneficial interest and to have such Preferred Securities registered in its name. Individual Preferred Securities of such series so issued will be issued in denominations, unless otherwise specified by the Trust, of $25 and integral multiples thereof.

  Payment and Paying Agency

   Payments in respect of the Preferred Securities shall be made to the Depositary, which shall credit the relevant accounts at the Depositary on the applicable Distribution Dates or, if any Trust's Preferred Securities are not held by the Depositary, such payments shall be made by check mailed to the address of the holder entitled thereto as such address shall appear on the Register. Unless otherwise specified in the applicable Prospectus Supplement, the paying agent (the "Paying Agent") shall initially be the Property Trustee and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Corporation. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Corporation. In the event that the Property Trustee shall no longer be the Paying Agent, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Administrative Trustees and the Corporation) to act as Paying Agent.

  Registrar and Transfer Agent

   Unless otherwise specified in the applicable Prospectus Supplement, the Property Trustee will act as registrar and transfer agent for the Preferred Securities.

   Registration of transfers of Preferred Securities will be effected without charge by or on behalf of each Trust, but upon payment of any tax or other governmental charges that may be imposed in connection with any transfer or exchange. The Trusts will not be required to register or cause to be registered the transfer of their Preferred Securities after such Preferred Securities have been called for redemption.

  Information Concerning the Property Trustee

   The Property Trustee, other than during the occurrence and continuance of an Event of Default, undertakes to perform only such duties as are specifically set forth in each Declaration and, after such Event of Default, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the Property Trustee is under no obligation to exercise any of the powers vested in it by the applicable Declaration at the request of any holder of Preferred Securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred thereby. If no Event of Default has occurred and is continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in the applicable Declaration or is unsure of the application of any provision of the applicable Declaration, and the matter is not one on which holders of Preferred Securities are entitled under such Declaration to vote, then the Property Trustee shall take such action as is directed by the Corporation and if not so directed, shall take such action as it deems advisable and in the best interests of the holders of the Trust Securities and will have no liability except for its own bad faith, negligence or willful misconduct.

  Miscellaneous

   The Administrative Trustees are authorized and directed to conduct the affairs of and to operate the Trusts in such a way that no Trust will be deemed to be an "investment company" required to be registered under the Investment Company Act or classified as an association taxable as a corporation for United States federal income tax purposes and so that Corresponding Junior Subordinated Debentures will be treated as indebtedness of the Corporation for United States federal income tax purposes. In this connection, the Corporation and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust of each Trust or each Declaration, that the Corporation and the Administrative Trustees determine in their discretion to be necessary or desirable for such purposes, as long as such action does not materially adversely affect the interests of the holders of the Related Preferred Securities.

   Holders of the Preferred Securities have no preemptive or similar rights.

   No Trust may borrow money or issue debt or mortgage or pledge any of its assets.

                              BOOK-ENTRY ISSUANCE

   DTC will act as securities depositary for all of the Preferred Securities and the Junior Subordinated Debentures, unless otherwise referred to in the Prospectus Supplement relating to an offering of Preferred Securities or Junior Subordinated Debentures. The Preferred Securities and the Junior Subordinated Debentures will be issued only as fully-registered securities registered in the name of Cede & Co. (DTC's nominee). One or more fully-registered global certificates will be issued for the Preferred Securities of each Trust and the Junior Subordinated Debentures, representing in the aggregate the total number of such Trust's Preferred Securities or aggregate principal balance of Junior Subordinated Debentures, respectively, and will be deposited with DTC.

   DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its Participants deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants" include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain custodial relationships with Direct Participants, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

   Purchases of Preferred Securities or Junior Subordinated Debentures within the DTC system must be made by or through Direct Participants, which will receive a credit for the Preferred Securities or Junior Subordinated Debentures on DTC's records. The ownership interest of each actual purchaser of each Preferred Security and each Junior Subordinated Debenture ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Preferred Securities or Junior Subordinated Debentures. Transfers of ownership interests in the Preferred Securities or Junior Subordinated Debentures are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Preferred Securities or Junior Subordinated Debentures, except in the event that use of the book-entry system for the Preferred Securities of such Trust or Junior Subordinated Debentures is discontinued.

   DTC has no knowledge of the actual Beneficial Owners of the Preferred Securities or Junior Subordinated Debentures; DTC's records reflect only the identity of the Direct Participants to whose accounts such Preferred Securities or Junior Subordinated Debentures are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

   Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners and the voting rights of Direct Participants, Indirect Participants and Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

   Redemption notices will be sent to Cede & Co. as the registered holder of the Preferred Securities or Junior Subordinated Debentures. If less than all of a Trust's Preferred Securities or the Junior Subordinated Debentures are being redeemed, DTC's current practice is to determine by lot the amount of the interest of each Direct Participant to be redeemed.

   Although voting with respect to the Preferred Securities or the Junior Subordinated Debentures is limited to the holders of record of the Preferred Securities or Junior Subordinated Debentures, in those instances in which a vote is required, neither DTC nor Cede & Co. will itself consent or vote with respect to Preferred Securities or Junior Subordinated Debentures. Under its usual procedures, DTC would mail an omnibus proxy (the "Omnibus Proxy") to the relevant Trustee as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts such Preferred Securities or Junior Subordinated Debentures are credited on the record date (identified in a listing attached to the Omnibus Proxy).

   Distribution payments on the Preferred Securities or the Junior Subordinated Debentures will be made by the relevant Trustee to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC, the relevant Trustee, the Trust thereof or the Corporation, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of Distributions to DTC is the responsibility of the relevant Trustee, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursements of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

   DTC may discontinue providing its services as securities depositary with respect to any of the Preferred Securities or the Junior Subordinated Debentures at any time by giving reasonable notice to the relevant Trustee and the Corporation. In the event that a successor securities depositary is not obtained, definitive Preferred Security or Junior Subordinated Debenture certificates representing such Preferred Securities or Junior

Subordinated Debentures are required to be printed and delivered. The Corporation, at its option, may decide to discontinue use of the system of book-entry transfers through DTC (or a successor depositary). After a Debenture Event of Default, the holders of a majority in liquidation preference of Preferred Securities or aggregate principal amount of Junior Subordinated Debentures may determine to discontinue the system of book-entry transfers through DTC. In any such event, definitive certificates for such Preferred Securities or Junior Subordinated Debentures will be printed and delivered.

   The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Trusts and the Corporation believe to be accurate, but the Trusts and the Corporation assume no responsibility for the accuracy thereof. Neither the Trusts nor the Corporation has any responsibility for the performance by DTC or its Participants of their respective obligations as described herein or under the rules and procedures governing their respective operations.

                           DESCRIPTION OF GUARANTEES

   A Guarantee will be executed and delivered by the Corporation concurrently with the issuance by each Trust of its Preferred Securities for the benefit of the holders from time to time of such Preferred Securities. The First National Bank of Chicago will act as indenture trustee ("Guarantee Trustee") under each Guarantee for the purposes of compliance with the Trust Indenture Act and each Guarantee will be qualified as an indenture under the Trust Indenture Act. This summary of certain provisions of the Guarantees, which summarizes the material terms thereof, does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of each Guarantee, including the definitions therein of certain terms, and the Trust Indenture Act, to each of which reference is hereby made. The form of the Guarantee has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Reference in this summary to Preferred Securities means that Trust's Preferred Securities to which a Guarantee relates. The Guarantee Trustee will hold each Guarantee for the benefit of the holders of the related Trust's Preferred Securities.

  General

   The Corporation will irrevocably agree to pay in full on a subordinated basis, to the extent set forth herein, the Guarantee Payments (as defined below) to the holders of the Preferred Securities, as and when due, regardless of any defense, right of set-off or counterclaim that such Trust may have or assert other than the defense of payment. The following payments with respect to the Preferred Securities, to the extent not paid by or on behalf of the related Trust (the "Guarantee Payments"), will be subject to the Guarantee: (i) any accumulated and unpaid Distributions required to be paid on such Preferred Securities, to the extent that such Trust has funds on hand available therefor at such time, (ii) the Redemption Price with respect to any Preferred Securities called for redemption, to the extent that such Trust has funds on hand available therefor, or (iii) upon a voluntary or involuntary termination and liquidation of such Trust (unless the Corresponding Junior Subordinated Debentures are distributed to holders of such Preferred Securities in exchange therefor), the lesser of (a) the Liquidation Distribution and (b) the amount of assets of such Trust remaining available for distribution to holders of Preferred Securities. The Corporation's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Corporation to the holders of the applicable Preferred Securities or by causing the Trust to pay such amounts to such holders.

   Each Guarantee will be an irrevocable guarantee on a subordinated basis of the related Trust's obligations under the Preferred Securities, but will apply only to the extent that such related Trust has funds sufficient to make such payments, and is not a guarantee of collection.

   If the Corporation does not make interest payments on the Corresponding Junior Subordinated Debentures held by the Trust, the Trust will not be able to pay Distributions on the Preferred Securities and will not have funds legally available therefor. Each Guarantee will rank subordinate and junior in right of payment to all Senior

Indebtedness of the Corporation to the extent and in the manner set forth in the Guarantee. See "--Status of the Guarantees." Because the Corporation is a holding company, the right of the Corporation to participate in any distribution of assets of any subsidiary upon such subsidiary's liquidation or reorganization or otherwise, is subject to the prior claims of creditors of that subsidiary, except to the extent the Corporation may itself be recognized as a creditor of that subsidiary. Accordingly, the Corporation's obligations under the Guarantees will be effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, and claimants should look only to the assets of the Corporation for payments thereunder. See "Wachovia Corporation." Except as otherwise provided in the applicable Prospectus Supplement, the Guarantees do not limit the incurrence or issuance of other secured or unsecured debt of the Corporation, including Senior Indebtedness, whether under the Indenture, any other existing indenture or any other indenture that the Corporation may enter into in the future or otherwise. See the applicable Prospectus Supplement relating to any offering of Preferred Securities.

   The Corporation will, through the applicable Guarantee, the applicable Declaration, the applicable series of Corresponding Junior Subordinated Debentures and the Indenture, taken together, fully, irrevocably and unconditionally guarantee all of the Trust's obligations under the Preferred Securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes such guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of the Trust's obligations under the Preferred Securities. See "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees."

  Status of the Guarantees

   Each Guarantee will constitute an unsecured obligation of the Corporation and will rank subordinate and junior in right of payment to all Senior Indebtedness of the Corporation in the same manner as the Junior Subordinated Debentures.

   Each Guarantee will rank pari passu with all other guarantees issued by the Corporation with respect to preferred securities issued by other issuers to be established by the Corporation similar to the Trusts. Each Guarantee will constitute a guarantee of payment and not of collection (i.e., the guaranteed party may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against any other person or entity). Each Guarantee will be held for the benefit of the holders of the related Preferred Securities. Each Guarantee will not be discharged except by payment of the Guarantee Payments in full to the extent not paid by the Trust or upon distribution to the holders of the Preferred Securities of the Corresponding Junior Subordinated Debentures. None of the Guarantees places a limitation on the amount of additional Senior Indebtedness that may be incurred by the Corporation. The Corporation expects from time to time to incur additional indebtedness constituting Senior Indebtedness.

  Events of Default

   An event of default under each Guarantee will occur upon the failure of the Corporation to perform any of its payment or other obligations thereunder. The holders of not less than a majority in aggregate Liquidation Amount of the Related Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of such Guarantee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under such Guarantee.

   Any holder of the Preferred Securities may institute a legal proceeding directly against the Corporation to enforce its rights under such Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity.

   The Corporation, as guarantor, is required to file annually with the Guarantee Trustee a certificate as to whether or not the Corporation is in compliance with all the conditions and covenants applicable to it under the Guarantee.

  Certain Covenants of the Corporation

   In each Guarantee, the Corporation will covenant that, so long as any Related Preferred Securities remain outstanding, if there shall have occurred any event that would constitute an event of default under the Guarantee or the Declaration, then the Corporation will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu with or junior in right of payment to the Junior Subordinated Debentures or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation if such guarantee ranks pari passu with or junior in right of payment to the Junior Subordinated Debentures (other than (a) dividends or distributions in shares of or options, warrants or rights to subscribe for or purchase shares of, common stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto,
(c) payments under the Guarantee, (d) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock, (e) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (f) purchases of common stock related to the issuance of common stock or rights under any of the Corporation's benefit plans for its directors, officers or employees or any of the Corporation's dividend reinvestment plans).

  Information Concerning the Guarantee Trustee

   The Guarantee Trustee, other than during the occurrence and continuance of a default by the Corporation in performance of any Guarantee, undertakes to perform only such duties as are specifically set forth in each Guarantee and, after default with respect to any Guarantee, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the Guarantee Trustee is under no obligation to exercise any of the powers vested in it by any Guarantee at the request of any holder of any Preferred Securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred thereby. The Guarantee Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if it reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

  Amendments and Assignment

   Except with respect to any changes which do not materially adversely affect the rights of holders of the Related Preferred Securities (in which case no vote will be required), no Guarantee may be amended without the prior approval of the holders of not less than a majority of the aggregate Liquidation Amount of such outstanding Preferred Securities. The manner of obtaining any such approval will be as set forth under "Description of Preferred Securities--Voting Rights; Amendment of Each Declaration." All guarantees and agreements contained in each Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Corporation and shall inure to the benefit of the holders of the related Preferred Securities then outstanding.

  Termination of the Guarantees

   Each Guarantee will terminate and be of no further force and effect upon full payment of the Redemption Price of the Related Preferred Securities, upon full payment of the Liquidation Amount payable upon liquidation of the related Trust or upon distribution of Corresponding Junior Subordinated Debentures to the holders of the Related Preferred Securities. Each Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any holder of the Related Preferred Securities must restore payment of any sums paid under such Preferred Securities or such Guarantee.

  Governing Law

   Each Guarantee will be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                 RELATIONSHIP AMONG THE PREFERRED SECURITIES,
               THE CORRESPONDING JUNIOR SUBORDINATED DEBENTURES
                              AND THE GUARANTEES

  Full and Unconditional Guarantee

   Payments of Distributions and other amounts due on the Preferred Securities (to the extent the Trust has funds available for the payment of such Distributions) are irrevocably guaranteed by the Corporation as and to the extent set forth under "Description of Guarantees." Taken together, the Corporation's obligations under each series of Corresponding Junior Subordinated Debentures, the Indenture, the related Declaration and the related Guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee of payments of Distributions and other amounts due on the Related Preferred Securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes such guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of the Trust's obligations under the Related Preferred Securities. If and to the extent that the Corporation does not make payments on any series of Corresponding Junior Subordinated Debentures, such Trust will not pay Distributions or other amounts due on the Related Preferred Securities. The Guarantees do not cover payment of Distributions when the related Trust does not have sufficient funds to pay such Distributions. In such event, the remedy of a holder of a series of Preferred Securities is to institute a legal proceeding directly against the Corporation pursuant to the terms of the Indenture for enforcement of payment of amounts equal to such Distributions to such holder. The obligations of the Corporation under each Guarantee are subordinate and junior in right of payment to all Senior Indebtedness of the Corporation in the same manner as the Junior Subordinated Debentures.

  Sufficiency of Payments

   As long as payments of interest and other payments are made when due on each series of Corresponding Junior Subordinated Debentures, such payments will be sufficient to cover Distributions and other payments due on the Related Preferred Securities, primarily because (i) the aggregate principal amount of each series of Corresponding Junior Subordinated Debentures will be equal to the sum of the aggregate stated Liquidation Amount of the Related Preferred Securities and related Common Securities; (ii) the interest rate and interest and other payment dates on each series of Corresponding Junior Subordinated Debentures will match the Distribution rate and Distribution and other payment dates for the Related Preferred Securities; (iii) the Corporation shall pay for all and any costs, expenses and liabilities of such Trust except the Trust's obligations to holders of its Trust Securities under such Trust Securities; and
(iv) each Declaration further provides that the Trust will not engage in any activity that is not consistent with the limited purposes of such Trust.

  Enforcement Rights of Holders of Preferred Securities

   A holder of any Related Preferred Security may institute a legal proceeding directly against the Corporation to enforce its rights under the related Guarantee without first instituting a legal proceeding against the Guarantee Trustee, the related Trust or any other person or entity.

   A default or event of default under any Senior Indebtedness of the Corporation would not constitute a default or Event of Default under the Indenture. However, in the event of payment defaults under, or acceleration of, Senior Indebtedness of the Corporation, the subordination provisions of the Indenture provide that no payments may be made in respect of the Corresponding Junior Subordinated Debentures until such Senior

Indebtedness has been paid in full or any payment default thereunder has been cured or waived. Failure to make required payments on any series of Corresponding Junior Subordinated Debentures would constitute an Event of Default under the Indenture.

  Limited Purpose of Trusts

   Each Trust's Preferred Securities evidence a preferred beneficial interest in such Trust, and each Trust exists for the sole purpose of issuing and selling the Trust Securities, using the proceeds from the sale of the Trust Securities to acquire the Corresponding Junior Subordinated Debentures and engaging in only those other activities necessary, advisable or incidental thereto. A principal difference between the rights of a holder of a Preferred Security and a holder of a Corresponding Junior Subordinated Debenture is that a holder of a Corresponding Junior Subordinated Debenture will be entitled to receive from the Corporation the principal amount of and premium, if any, and interest on Corresponding Junior Subordinated Debentures held, while a holder of Preferred Securities will be entitled to receive Distributions from such Trust (or, in certain circumstances, from the Corporation under the applicable Guarantee) if and to the extent such Trust has funds available for the payment of such Distributions.

  Rights Upon Termination

   Unless the Corresponding Junior Subordinated Debentures are distributed to holders of the Trust Securities, upon any voluntary or involuntary termination and liquidation of any Trust, the holders of the related Trust Securities will be entitled to receive, out of the assets held by such Trust, the Liquidation Distribution in cash. See "Description of Preferred Securities--Liquidation Distribution Upon Termination." Upon any voluntary or involuntary liquidation or bankruptcy of the Corporation, the Property Trustee, as holder of the Corresponding Junior Subordinated Debentures, would be a subordinated creditor of the Corporation, subordinated in right of payment to all Senior Indebtedness as and in the manner set forth in the Indenture, but entitled to receive payment in full of principal (and premium, if any) and interest, before any stockholders of the Corporation receive payments or distributions. Since the Corporation will be the guarantor under each Guarantee and will agree to pay for all costs, expenses and liabilities of each Trust (other than the Trust's obligations to the holders of its Trust Securities), the positions of a holder of such Preferred Securities and a holder of such Corresponding Junior Subordinated Debentures relative to other creditors and to stockholders of the Corporation in the event of liquidation or bankruptcy of the Corporation are expected to be substantially the same.

                             PLAN OF DISTRIBUTION

   Wachovia may sell the Junior Subordinated Debentures and any Trust may sell Preferred Securities (such Junior Subordinated Debentures and Preferred Securities, the "Offered Securities") in any of, or any combination of, the following ways: (i) directly to purchasers, (ii) through agents and (iii) through underwriters or dealers. Such underwriters, dealers or agents may be affiliates of Wachovia, and offers or sales of such securities may include secondary market transactions by affiliates of Wachovia to the extent permitted by applicable law.

   Offers to purchase Offered Securities may be solicited directly by Wachovia and/or any Trust, as the case may be, or by agents designated by Wachovia and/or any Trust, as the case may be, from time to time. Any such agent, who may be deemed to be an underwriter as that term is defined in the Securities Act, involved in the offer or sale of the Offered Securities in respect of which this Prospectus is delivered will be named, and any commissions payable by Wachovia to such agent will be set forth, in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, any such agency will be acting on a best efforts basis for the period of its appointment (ordinarily five business days or less). Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for Wachovia in the ordinary course of business.

   If an underwriter or underwriters are utilized in the sale, Wachovia will execute an underwriting agreement with such underwriters at the time of sale to them and the names of the underwriters and the terms of the transaction will be set forth in the Prospectus Supplement, which will be used by the underwriters to make releases of the Offered Securities in respect of which this Prospectus is delivered to the public.

   If a dealer is utilized in the sale of the Offered Securities in respect of which this Prospectus is delivered, Wachovia and/or any Trust, as the case may be, will sell such Offered Securities to the dealer, as principal. The dealer may then resell such Offered Securities to the public at varying prices to be determined by such dealer at the time of resale. The name of the dealer and the terms of the transaction will be set forth in the Prospectus Supplement. Agents, underwriters, and dealers may be entitled under the relevant agreements to indemnification by Wachovia and/or any Trust, as the case may be, against certain liabilities, including liabilities under the Securities Act.

   This Prospectus and related Prospectus Supplement may be used by direct or indirect subsidiaries of Wachovia in connection with offers and sales related to secondary market transactions. Such subsidiaries may act as principal or agent in such transactions. Such sales may be made at prices related to prevailing market prices at the time of sale.

   In connection with the offering of the Preferred Securities of any Trust, such Trust may grant to the underwriters an option to purchase additional Preferred Securities to cover over-allotments, if any, at the initial public offering price (with an additional underwriting commission), as may be set forth in the accompanying Prospectus Supplement. If such Trust grants any over-allotment option, the terms of such over-allotment option will be set forth in the Prospectus Supplement for such Preferred Securities.

   Underwriters and dealers may engage in transactions with, or perform services for, the Corporation and/or the applicable Trust and/or any of their affiliates in the ordinary course of business.

   The Offered Securities will be new issues of securities and will have no established trading market. Any underwriters to whom Offered Securities are sold for public offering and sale may make a market in such Offered Securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. Such Offered Securities may or may not be listed on a national securities exchange or the Nasdaq National Market. No assurance can be given as to the liquidity of or the existence of trading markets for any Offered Securities.

                            VALIDITY OF SECURITIES

   Unless otherwise indicated in the applicable Prospectus Supplement, certain legal matters will be passed upon for the Corporation by Kenneth W. McAllister, General Counsel of the Corporation, and for the Trusts by Richards, Layton & Finger, special Delaware counsel to the Trusts and the Corporation. The validity of the Guarantees and the Junior Subordinated Debentures will be passed upon for the Underwriters by Brown & Wood LLP. Kenneth W. McAllister and Brown & Wood LLP will rely on the opinion of Richards, Layton & Finger as to matters of Delaware law.

                                    EXPERTS

   The consolidated financial statements of Wachovia Corporation and subsidiaries at December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, incorporated by reference in this Prospectus and Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in its report thereon and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

   No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by Wachovia Corporation, Wachovia Capital Trust II or any Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this Prospectus Supplement and the Prospectus at any time does not imply that the information they contain is correct as of any time subsequent to their respective dates.

                               TABLE OF CONTENTS
                             Prospectus Supplement

                                                                                              Page
-                                                                                             ----
Risk Factors.................................................................................  S-5
Wachovia Capital Trust II.................................................................... S-10
Wachovia Corporation......................................................................... S-11
Use of Proceeds.............................................................................. S-12
Ratio of Earnings to Fixed Charges........................................................... S-13
Capitalization............................................................................... S-14
Summary Financial Data....................................................................... S-15
Accounting Treatment......................................................................... S-16
Description of Capital Securities............................................................ S-16
Description of Junior Subordinated Debentures................................................ S-19
Description of the Guarantee................................................................. S-24
Certain Federal Income Tax Considerations.................................................... S-25
ERISA Considerations......................................................................... S-30
Underwriting................................................................................. S-30
Validity of Securities....................................................................... S-32

                                         Prospectus
Available Information........................................................................    3
Incorporation of Certain Documents by Reference..............................................    4
Wachovia Corporation.........................................................................    5
The Trusts...................................................................................    5
Use of Proceeds..............................................................................    6
Description of Junior Subordinated Debentures................................................    7
Description of Preferred Securities..........................................................   19
Book-Entry Issuance..........................................................................   30
Description of Guarantees....................................................................   32
Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures
  and the Guarantees.........................................................................   35
Plan of Distribution.........................................................................   36
Validity of Securities.......................................................................   37
Experts......................................................................................   37

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any State.

                            SUBJECT TO COMPLETION,
                            DATED OCTOBER 23, 2001

                                 $100,000,000

                       Central Fidelity Capital Trust I

         Floating Rate Capital Trust Pass-through Securities, Series A
               (Liquidation Amount $1,000 per Capital Security )

   Fully and unconditionally guaranteed, as described in this Prospectus, by

                             WACHOVIA CORPORATION
                   (Formerly named First Union Corporation)

                               -----------------

   This Prospectus covers the remarketing from time to time of the Floating Rate Capital Trust Pass-Through Securities, Series A (the "Capital Securities") by First Union Securities, Inc., an affiliate of Wachovia Corporation (formerly named First Union Corporation) ("Wachovia") and Central Fidelity Capital Trust
I. The Capital Securities were originally offered pursuant to the Prospectus, dated July 28, 1997, attached to this Prospectus and constituting a part of this Prospectus. References to the former Wachovia Corporation or Central Fidelity Banks, Inc. or the Corporation in the attached Prospectus, dated July 28, 1997 refer, where applicable, to Wachovia.

   See "Risk Factors" beginning on page 12 of the attached Prospectus, dated July 28, 1997, for a discussion of certain factors that you should consider before investing in the capital securities.

   THESE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL AGENCY.

                               -----------------

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This Prospectus will be used by First Union Securities, Inc. in connection with offers and sales related to market-making and other transactions in the Capital Securities. First Union Securities, Inc. may act as principal or agent in these transactions. The sales may be made at prices related to prevailing market rates at the time of sale or otherwise. Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to Wachovia Securities in this Prospectus, however, do not include Wachovia Securities, Inc., member NASD/SPIC a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc. which is not participating in the market-making transactions.

                               -----------------

                              WACHOVIA SECURITIES

                The date of this Prospectus is October  , 2001.

                             WACHOVIA CORPORATION

   Wachovia was incorporated under the laws of North Carolina in 1967. We are registered as a financial holding company and a bank holding company under the Bank Holding Company Act of 1956, as amended, and are supervised and regulated by the Board of Governors of the Federal Reserve System. Our banking and securities subsidiaries are supervised and regulated by various federal and state banking and securities regulatory authorities. On September 1, 2001, the former Wachovia Corporation (which we refer to as "Legacy Wachovia") merged with and into First Union Corporation, and First Union Corporation changed its name to "Wachovia Corporation". As used in this prospectus, the terms "Wachovia", "we", "our" and "us" refer to Wachovia Corporation, the holding company, and not the consolidated entity.

   In addition to North Carolina, Wachovia's full-service banking subsidiaries operate in Connecticut, Delaware, Florida, Georgia, Maryland, New Jersey, New York, Pennsylvania, South Carolina, Virginia and Washington, D.C. These full-service banking subsidiaries provide a wide range of commercial and retail banking and trust services. Wachovia also provides various other financial services, including mortgage banking, home equity lending, leasing, investment banking, insurance and securities brokerage services through other subsidiaries.

   In 1985, the Supreme Court upheld regional interstate banking legislation. Since then, Wachovia has concentrated its efforts on building a large regional banking organization in what it perceives to be some of the better banking markets in the eastern United States. Since November 1985, Wachovia has completed over 90 banking-related acquisitions.

   Wachovia continually evaluates its business operations and organizational structures to ensure they are aligned closely with its goal of maximizing performance in its core business lines, Capital Management, Wealth Management, the General Bank and Corporate and Investment Banking. When consistent with our overall business strategy, we may consider the disposition of certain of our assets, branches, subsidiaries or lines of business. We continue to routinely explore acquisition opportunities, particularly in areas that would complement our core business lines, and frequently conduct due diligence activities in connection with possible acquisitions. As a result, acquisition discussions and, in some cases, negotiations frequently take place, and future acquisitions involving cash, debt or equity securities can be expected.

   Wachovia is a separate and distinct legal entity from its banking and other subsidiaries. Dividends received from our subsidiaries are our principal source of funds to pay dividends on our common and preferred stock and debt service on our debt. Various federal and state statutes and regulations limit the amount of dividends that our banking and other subsidiaries may pay to us without regulatory approval.

   Wachovia and its affiliates had completed numerous acquisitions of financial services institutions since 1985. These financial services institutions either have merged into Wachovia or are wholly-owned subsidiaries of Wachovia. Wachovia acquired Legacy Wachovia on September 1, 2001 by merging Legacy Wachovia into Wachovia. Legacy Wachovia had previously acquired Central Fidelity Banks, Inc. on December 15, 1997 by merging a wholly-owned subsidiary of Legacy Wachovia with and into Central Fidelity and then merging Central Fidelity into Legacy Wachovia. As a result of these mergers, Wachovia is responsible for the obligations of Legacy Wachovia and Central Fidelity with respect to the Capital Securities.

                      RATIOS OF EARNINGS TO FIXED CHARGES

   The following table provides Wachovia's consolidated ratios of earnings to fixed charges:

                                                  Six Months     Years Ended December 31,
                                                     Ended     -----------------------------
                                                 June 30, 2001 2000  1999  1998  1997  1996
                                                 ------------- ----- ----- ----- ----- -----
Consolidated Ratios of Earnings to Fixed Charges
Excluding interest on deposits..................     1.86x     1.13x 2.29x 2.13x 2.50x 2.58x
Including interest on deposits..................     1.39x     1.06x 1.62x 1.51x 1.57x 1.56x

   For purposes of computing these ratios:

   . earnings represent income from continuing operations before extraordinary items and cumulative effect of a change in accounting principle, plus income taxes and fixed charges (excluding capitalized interest);

   . fixed charges, excluding interest on deposits, represent interest
     (including capitalized interest), one-third of rents and all amortization of debt issuance costs;

   . fixed charges, including interest on deposits, represent all interest
     (including capitalized interest), one-third of rents and all amortization of debt issuance costs.

   One-third of rents is used because it is the proportion deemed representative of the interest factor.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our SEC filings are available to the public at the SEC's web site at http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York.

   The SEC allows us to "incorporate by reference" into this prospectus the information in documents we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in the case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later. We incorporate by reference the documents listed below:

   . First Union's Annual Report on Form 10-K for the fiscal year ended
     December 31, 2000;

   . First Union's Quarterly Reports on Form 10-Q for the periods ended March
     31, 2001 (as amended on June 26, 2001) and June 30, 2001;

   . First Union's Current Reports on Form 8-K dated January 18, 2001, April
     15, 2001, April 16, 2001 (as amended on June 25, 2001), May 15, 2001 (as amended on June 25, 2001), July 12, 2001, July 20, 2001, August 30, 2001,
     September 1, 2001 and October 23, 2001;

   . All documents filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of the initial registration statement and before effectiveness of the registration statement, and after the date of this prospectus and before the termination of this offering.

You may request a copy of these filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing to or telephoning us at the following address:

      Corporate Relations
      Wachovia Corporation
      One First Union Center
      301 South College Street
      Charlotte, North Carolina 28288-0206
      Telephone: (704) 374-6782

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   This section describes the material United States federal income tax consequences of owning the Capital Securities. It is the opinion of Sullivan & Cromwell, special tax counsel to Wachovia and to Central Fidelity Capital Trust I (the "Trust"). It applies to you only if you hold the Capital Securities as capital assets for tax purposes. This section does not apply to you if you are a member of a class of holders subject to special rules, such as:

   . a dealer in securities or currencies,

   . a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings,

   . a bank,

   . a life insurance company,

   . a thrift institution,

   . a regulated investment company,

   . a real estate investment trust,

   . a tax-exempt organization,

   . a person that owns Capital Securities that are a hedge or that are hedged against interest rate risks,

   . a person that owns Capital Securites as part of a straddle or conversion transaction for tax purposes, or

   . a person whose functional currency for tax purposes is not the U.S.
     dollar.

This section is based on the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

 Please consult your own tax advisor concerning the consequences of owning the Capital Securities in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


United States Holders

   This subsection describes the tax consequences to a United States holder. You are a United States holder if you are a beneficial owner of a Capital Security and you are:

   . a citizen or resident of the United States,

   . a domestic corporation,

   . an estate whose income is subject to United States federal income tax regardless of its source, or

   . a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust.

If you are not a United States holder, this subsection does not apply to you and you should refer to "--United States Alien Holders" below.

  Classification of the Junior Subordinated Debentures and the Trust

   Under current law and assuming continued compliance with the terms of the Declaration, the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes. Moreover, the Trust should be classified as a grantor trust, and if not so classified will be classified as a partnership, for United States federal income tax purposes. As a result, each beneficial owner of the Capital Securities (each a "Securityholder") that is a United States holder will be required to include in its gross income its pro rata share of the interest income, including original issue discount ("OID"), paid or accrued with respect to the Junior Subordinated Debt Securities, whether or not cash is actually distributed to the Securityholder. See "--Interest Income and Original Issue Discount" below. The following discussion assumes that the Trust will be classified as a grantor trust for federal income tax purposes. The Junior Subordinated Debt Securities are properly classified as indebtedness of Wachovia for United States federal income tax purposes.

  Interest Income and Original Issue Discount

   Under applicable U.S. Treasury regulations, a contingency under which stated interest may not be timely paid is ignored in determining whether a debt instrument is issued with OID if the contingency is "remote". Wachovia has not exercised its option to defer payments and has concluded that the likelihood of its exercising this option is remote. Assuming that Wachovia's conclusion is correct, as of the date of this prospectus, the Junior Subordinated Debt Securities would not be considered to have been issued or reissued with OID, although the Internal Revenue Service could take the position that the Junior Subordinated Debt Securities were issued with OID at the time of their original issuance.

   The following discussion assumes that unless and until Wachovia exercises its option to defer interest on the Junior Subordinated Debt Securities, the Junior Subordinated Debt Securities will not be treated as issued or reissued with OID other than de minimis OID.

   Under U.S. Treasury regulations, if Wachovia exercised its option to defer any payment of interest, the Junior Subordinated Debt Securities would be treated as reissued with OID, and, thereafter, all stated interest on the Junior Subordinated Debt Securities would be treated as OID as long as the Junior Subordinated Debt Securities remained outstanding. In such an event, all of a United States holder's taxable interest income with respect to the Junior Subordinated Debt Securities would be accounted for as OID on an economic accrual basis regardless of such holder's method of tax accounting, and actual distributions of stated interest would not be reported separately as taxable income. Consequently, a United States holder would be required to include OID in gross income even though Wachovia would not make any actual cash payments during an extension period.

   Because income on the Capital Securities will generally constitute interest, holders that are corporations will not be entitled to the dividend-received deduction with respect to any income recognized with respect to the Capital Securities.

  Market Discount and Purchase Premium

   The following discussion of market discount and purchase premium assumes that the Trust is properly treated as a grantor trust for United States federal income tax purposes. If the Internal Revenue Service were to determine that the Trust should not be treated as a grantor trust, but should instead be treated as a partnership, the following discussion may not apply. See below for a discussion of the application of the market discount and purchase premium rules if the Trust is properly treated as a partnership.

   Market Discount. A United States holder will be treated as if such holder purchased its pro rata share of the underlying Junior Subordinated Debt Securities at a market discount, and the Junior Subordinated Debt Securities represented by such holder's Capital Security will be market discount securities if the difference between the Junior Subordinated Debt Security's stated redemption price at maturity or revised issue price and the purchase price for a Capital Security that is allocable to such Junior Subordinated Debt Security is equal to or greater than 1/4 of 1 percent of the Junior Subordinated Debt Security's stated redemption price at maturity or revised issue price, respectively, multiplied by the number of complete years to the Junior Subordinated Debt Security's maturity. To determine the revised issue price of a Junior Subordinated Debt Securities for these purposes, a holder must generally add any OID that has accrued on that Junior Subordinated Debt Securities to its issue price and subtract any payments on the Junior Subordinated Debt Securities that are not qualified stated interest.

   If a Junior Subordinated Debt Security's stated redemption price at maturity or, its revised issue price, exceeds the purchase allocable to such Debt Securities by less than 1/4 of 1 percent multiplied by the number of complete years to the Junior Subordinated Debt Security's maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable.

   A United States holder must treat any gain recognized on the maturity or disposition of a Capital Security as ordinary income to the extent of the accrued market discount on the underlying Junior Subordinated Debt Securities allocable to such security. Alternatively, a United States holder may elect to include a Junior Subordinated Debt Security's market discount in income currently over the life of a Junior Subordinated Debenture. If a United States holder makes this election, it will apply to all debt instruments with market discount that the United States holder acquires on or after the first day of the first taxable year to which the election applies. A United States holder may not revoke this election without the consent of the Internal Revenue Service. If you own a market discount security and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to Capital Securities for which the underlying Junior Subordinated Debt Securities are market discount securities in an amount not exceeding the accrued market discount on the Junior Subordinated Debt Securities until the maturity of the Junior Subordinated Debt Securities or the disposition of the Capital Securities.

   Market discount will accrue on a straight-line basis unless a United States holder elects to accrue market discount using a constant-yield method. If a holder makes this election, it will apply only to the Junior Subordinated Debt Securities with respect to which it is made. Once made such election may not be revoked.

   Purchase Premium. If the purchase price allocable to a Junior Subordinated Debt Securities is an amount in excess of a Junior Subordinated Debt Security's principal amount, a United States holder may elect to treat the excess as amortizable bond premium. If a holder makes this election, the holder will reduce the amount required to be included in income each year with respect to interest earned by the amount of amortizable bond premium allocable to that year, based on the underlying Junior Subordinated Debt Security's yield to maturity. If a United States holder makes an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, held by such holder at the beginning of the first taxable year to which the election applies and to any debt instruments that the holder acquires thereafter. A holder may not revoke an election it without the consent of the Internal Revenue Service.

  Distributions of the Junior Subordinated Debentures to Holders of Capital Securities

   A distribution by the Trust of the Junior Subordinated Debt Securities, as described in Amendment No. 1 to Form S-4 dated July 24, 1997 under the caption "Description of Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debt Securities", will be non-taxable and will result in a United States holder receiving directly its pro rata share of the Junior Subordinated Debt Securities previously held indirectly through the Trust, with a holding period and aggregate adjusted tax basis equal to the holding period and aggregate adjusted tax basis such United States holder had in its Capital Securities immediately before such distribution. If, however, the liquidation of the Trust were to occur because the Trust was subject to United States federal income tax with respect to income accrued or received on the Junior Subordinated Debt Securities, the distribution of Junior Subordinated Debt Securities to United States holders by the Trust would be a taxable event to the Trust and to each United States holder, and each United States holder would recognize gain or loss as if the United States holder had exchanged its Capital Securities for the Junior Subordinated Debt Securities it received upon the liquidation of the Trust. A United States holder will include interest in respect of the Junior Subordinated Debt Securities received from the Trust in the manner described above under "--Interest Income and Original Issue Discount".

  Sale or Redemption of the Capital Securities

   Gain or loss will be recognized by a United States holder on a sale, exchange or other disposition of the Capital Securities (including a redemption for cash) in an amount equal to the difference between the amount realized and the United States holder's adjusted tax basis in the Capital Securities sold or so redeemed. A United States holder's adjusted tax basis in the Capital Securities generally will be its initial purchase price, increased by any market discount or OID previously included in such United States holder's gross income to the date of disposition and decreased by distributions or other payments received on the Capital Securities other than payments of stated interest and any amortizable bond premium applied to reduce the United States holder's pro rata share of any interest on the Junior Subordinated Debt Securities. Gain or loss recognized by a United States holder on the Capital Securities generally will be taxable as capital gain or loss (except to the extent any amount realized is treated as a payment of accrued interest with respect to such United States holder's pro rata share of the Junior Subordinated Debt Securities or as described above under the heading "--Market Discount and Purchase Premium--Market Discount") and generally will be long-term capital gain or loss if the Capital Securities have been held for more than one year.

   Should Wachovia exercise its option to defer any payment of interest on the Junior Subordinated Debt Securities, the Capital Securities may trade at a price that does not fully reflect the value of accrued but unpaid interest with respect to the underlying Junior Subordinated Debt Securities. In the event of such a deferral, a Securityholder that disposes of its Capital Securities between record dates for payments of distributions (and consequently does not receive a distribution from the Trust for the period prior to such disposition) will nevertheless be required to include in income as ordinary income accrued but unpaid interest on the Junior Subordinated Debt Securities through the date of disposition and to add such amount to its adjusted tax basis in its Capital Securities disposed of. Such United States holder would recognize a capital loss on the disposition of its Capital Securities to the extent the selling price (which may not fully reflect the value of accrued but unpaid interest) is less than the United States holder's adjusted tax basis in the Capital Securities (which will include accrued but unpaid interest). Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

United States Alien Holders

   This subsection describes the tax consequences to a United States alien holder. A United States alien holder is a holder that is the beneficial owner of a Capital Security and is, for United States federal income tax purposes:

   . a nonresident alien individual,

   . a foreign corporation,

   . a foreign partnership, or

   . an estate or trust that in either case is not subject to United States federal income tax on a net income basis on income or gain from a Capital Security.

   If you are a United States holder, this subsection does not apply to you.

   Under United States federal income tax law, and subject to the discussion of backup withholding below, if you are a United States alien holder of a Capital
Security:

   . the Trust and other U.S. payors generally will not be required to deduct
     United States withholding tax from payments of principal, premium, if any, and interest, including OID, if, in the case of payments of interest:

   1.the United States alien holder does not actually or constructively own 10% or more of the total combined voting power of all classes of stock of Wachovia entitled to vote,

   2.the United States alien holder is not a controlled foreign corporation that is related to Wachovia through stock ownership, and

   3.the U.S. payor does not have actual knowledge or reason to know that the holder is a United States person and:

     a.the United States alien holder has furnished to the U.S. payor an Internal Revenue Service Form W-8BEN or an acceptable substitute form upon which such holder certifies, under penalties of perjury, that the holder is a non-United States person,

     b.in the case of payments made outside the United States to a holder at an offshore account (generally, an account maintained by a holder at a bank or other financial institution at any location outside the United States), the holder has furnished to the U.S. payor documentation that establishes the holder's identity and status as a non-United States person,

     c.the U.S. payor has received a withholding certificate (furnished on an appropriate Internal Revenue Service Form W-8 or an acceptable substitute form) from a person claiming to be:

       i.a withholding foreign partnership (generally a foreign partnership that has entered into an agreement with the Internal Revenue Service to assume primary withholding responsibility with respect to distributions and guaranteed payments it makes to its partners),

      ii.a qualified intermediary (generally a non-United States financial institution or clearing organization or a non-United States branch or office of a United States financial institution or clearing organization that is a party to a withholding agreement with the Internal Revenue Service), or

     iii.a U.S. branch of a non-United States bank or of a non-United States insurance company,

       and the withholding foreign partnership, qualified intermediary or U.S. branch has received documentation upon which it may rely to treat the payment as made to a non-United States person in accordance with U.S. Treasury regulations (or, in the case of a qualified intermediary, in accordance with its agreement with the Internal Revenue Service),

     d.the U.S. payor receives a statement from a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business:

       i.certifying to the U.S. payor under penalties of perjury that an Internal Revenue Service Form W-8BEN or an acceptable substitute form has been received from you by it or by a similar financial institution between it and you, and

      ii.to which is attached a copy of the Internal Revenue Service Form
         W-8BEN or acceptable substitute form, or

     e.the U.S. payor otherwise possesses documentation upon which it may rely to treat the payment as made to a non-United States person in accordance with U.S. Treasury regulations; and

   . no deduction for any United States federal withholding tax will be made from any gain that you realize on the sale or exchange of your Capital Security.

Backup Withholding and Information Reporting

   Generally, income on the Capital Securities will be reported to a Securityholders on Form 1099, which form should be mailed to Securityholders by January 31 following each calendar year. Payments made on, and proceeds from the sale of, the Capital Securities may be subject to backup withholding tax unless the Securityholder complies with certain certification requirements. Any withheld amounts will be allowed as a credit against the Securityholder's United States federal income tax liability, provided the required information is furnished to the Internal Revenue Service on a timely basis.

                                    EXPERTS

   The consolidated balance sheets of Wachovia as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000, included in Wachovia's 2000 Annual Report to Stockholders, which is included in Wachovia's Annual Report on Form 10-K for the year ended December 31, 2000, and incorporated by reference in this prospectus, have been incorporated by reference in this prospectus in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

   The restated audited financial statements of the former Wachovia Corporation at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, included in Wachovia's Current Report on Form 8-K dated August 30, 2001 and incorporated by reference herein, have been incorporated by reference herein in reliance upon the report of Ernst & Young LLP, independent auditors. The restated audited financial statements referred to above are included in reliance upon such report given on the authority of said firm as experts in accounting and auditing.

                            VALIDITY OF SECURITIES

   The validity of the Capital Securities and the guarantee and assumptions of the Capital Securities and the guarantee by Wachovia has been passed upon for Wachovia by Ross E. Jeffries, Esq., Senior Vice President and Assistant General Counsel of Wachovia. Mr. Jeffries owns shares of Wachovia's common stock and holds options to purchase additional shares of such common stock.

                             PLAN OF DISTRIBUTION

   This prospectus will be used by First Union Securities, Inc., an affiliate of Wachovia, in connection with offers and sales related to market-making and other transactions in the Capital Securities. As of October 15, 2001, First Union Securities, Inc. will do business as Wachovia Securities. First Union Securities, Inc. may act as principal or agent in such transactions. Sales will be made at prices relating to prevailing market prices at the time of sale or otherwise. First Union Securities, Inc. will not receive any compensation from Wachovia for engaging in those transactions.

   Wachovia conducts its investment banking, institutional and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this prospectus, however, do not include Wachovia Securities, Inc., member NASD/SPIC, a separate broker-dealer subsidiary of Wachovia and sister affiliate of First Union Securities, Inc., which is not participating in the market-making transactions.

   Wachovia Securities is an affiliate of Wachovia, Rule 2720 of the Conduct rules of the National Association of Securities Dealers, Inc. imposes certain requirements when an NASD member such as Wachovia Securities distributes an affiliated company's debt securities. Wachovia Securities has advised Wachovia that this offering will comply with the applicable requirements of Rule 2720.

   Wachovia Securities will not confirm sales to accounts over which it exercises discretionary authority without the prior written spread of the customer.

PROSPECTUS

                                 $100,000,000

                       Central Fidelity Capital Trust I

   OFFER TO EXCHANGE ITS FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES, SERIES A, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, FOR ANY AND ALL OF THE OUTSTANDING FLOATING RATE CAPITAL TRUST PASS-THROUGH SECURITIES OF CENTRAL FIDELITY CAPITAL TRUST I (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY) FULLY AND UNCONDITIONALLY GUARANTEED, AS DESCRIBED HEREIN, BY

                         Central Fidelity Banks, Inc.

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 1997, UNLESS EXTENDED.

   Central Fidelity Banks, Inc., a Virginia corporation ("Central Fidelity" or the "Corporation"), hereby offers, upon the terms and subject to the conditions set forth in this Prospectus (as the same may be amended or supplemented from time to time, the "Prospectus") and in the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), to exchange up to $100,000,000 aggregate Liquidation Amount (as defined herein) of the Floating Rate Capital Trust Pass-through Securities, Series A (Liquidation Amount $1,000 per Capital Trust Pass-through Security) (the "New Capital Securities") of Central Fidelity Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), which have been registered under the Securities Act of 1933 (the "Securities Act"), pursuant to a Registration Statement (as defined herein) of which this Prospectus constitutes a part, for a like Liquidation Amount of the outstanding Floating Rate Capital Trust Pass-through Securities (Liquidation Amount $1,000 per Capital Security) (the "Old Capital Securities") of the Trust, of which $100,000,000 aggregate Liquidation Amount is outstanding. The New Capital Securities will have the benefit of the New Guarantee (as defined herein) of the Corporation, which will be identical in all material respects (except as described herein) to the Old Guarantee (as defined herein) relating to the Old Capital Securities (the "Old Guarantee"). The Trust will hold Floating Rate Junior Subordinated Debt Securities, Series A, of the Corporation (the "New Junior Subordinated Debt Securities") in an aggregate principal amount equal to the aggregate Liquidation Amount of the New Capital Securities issued pursuant to the Exchange Offer and the Common Securities currently outstanding, which will be identical in all material respects (except as described herein) to the Corporation's outstanding Floating Rate Junior Subordinated Debt Securities (the "Old Junior Subordinated Debt Securities"), of which $103,093,000 aggregate principal amount is outstanding. The New Guarantee relating to the New Capital Securities and $100,000,000 aggregate principal amount of the New Junior Subordinated Debt Securities also have been registered under the Securities Act. The Old Capital Securities, the Old Guarantee and the Old Junior Subordinated Debt Securities are collectively referred to herein as the "Old Securities" and the New Capital Securities, the New Guarantee and the New Junior Subordinated Debt Securities are collectively referred to herein as the "New Securities."

(continued on next page)

SEE "RISK FACTORS" BEGINNING ON PAGE 12 HEREOF FOR CERTAIN INFORMATION RELEVANT TO AN INVESTMENT IN THE CAPITAL SECURITIES.


THESE SECURITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is July 28, 1997.

(cover page continued)

   The terms of the New Securities are identical in all material respects to the respective terms of the Old Securities, except that (i) the New Securities have been registered under the Securities Act and therefore will not be subject to certain of the restrictions on transfer applicable to the Old Securities,
(ii) the New Capital Securities will not provide for any increase in the rate at which Distributions (as defined herein) accumulate thereon and (iii) the New Junior Subordinated Debt Securities will not provide for any increase in the interest rate thereon. See "Description of New Capital Securities," "Description of New Junior Subordinated Debt Securities," "Description of New Guarantee" and "Description of Old Securities." The New Capital Securities are being offered for exchange in order to satisfy certain obligations of the Corporation and the Trust under the Registration Agreement, dated as of April 23, 1997 (the "Registration Agreement"), by and among the Corporation, the Trust and Salomon Brothers Inc and Keefe, Bruyette & Woods, Inc. (collectively, the "Initial Purchasers").

   The New Capital Securities offered hereby represent beneficial ownership interests in the Trust. Central Fidelity is the owner of all of the beneficial ownership interests represented by common securities of the Trust (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities"). The Bank of New York is the Property Trustee of the Trust. The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of the Trust Securities to acquire the Junior Subordinated Debt Securities issued by the Corporation and
(iii) engaging in only those other activities necessary, advisable or incidental thereto, which includes engaging in this Exchange Offer. The Junior Subordinated Debt Securities will mature on April 15, 2027 (the "Stated Maturity"). The Capital Securities will have a preference under certain circumstances with respect to cash distributions and amounts payable on liquidation, redemption or otherwise over the Common Securities. See "Description of New Capital Securities--Subordination of Common Securities."

   As used herein, (i) the "Indenture" means the Junior Subordinated Indenture, as amended and supplemented from time to time, between the Corporation and The Bank of New York, as trustee (the "Debenture Trustee"), (ii) the "Declaration" means the Amended and Restated Declaration of Trust, dated as of April 23, 1997, among the Corporation, as Depositor (the "Depositor"), The Bank of New York, as Property Trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"), and the individuals named as Administrative Trustees therein (the "Administrative Trustees," and collectively with the Property Trustee and the Delaware Trustee, the "Issuer Trustees"), (iii) the "Old Guarantee Agreement" means the Guarantee Agreement, dated as of April 23, 1997, between the Corporation and The Bank of New York, as Trustee (the "Guarantee Trustee"), providing a guarantee, on the terms and conditions described herein, for the benefit of holders of Old Capital Securities and the Common Securities (the "Old Guarantee") and (iv) the "New Guarantee Agreement" means the New Guarantee Agreement between the Corporation and the Guarantee Trustee, providing a guarantee, on the terms and conditions described herein, for the benefit of holder of the Capital Securities and the Common Securities (the "New Guarantee"). In addition, as the context may require, unless expressly stated otherwise, (i) "Capital Securities" includes the Old Capital Securities and the New Capital Securities, (ii) "Junior Subordinated Debt Securities" includes the Old Junior Subordinated Debt Securities and the New Junior Subordinated Debt Securities and (iii) "Guarantee" includes the Old Guarantee and the New Guarantee. All share and per share data have been adjusted to reflect the 3-for-2 stock split in the form of a dividend paid on June 14, 1996.

   Holders of the Trust Securities are entitled to receive cumulative cash distributions, in each case arising from the payment of interest on the Junior Subordinated Debt Securities accruing from the date of original issuance of the Old Capital Securities and payable quarterly in arrears on the 15th day of January, April, July and October of each year, commencing July 15, 1997 at a variable annual rate equal to LIBOR (as defined herein) plus 1.00% of the Liquidation Amount of $1,000 per Trust Security ("Distributions"). Subject to certain exceptions, the Corporation has the right to defer payments of interest on the Junior Subordinated Debt Securities at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each deferral period (each, an "Extension Period"); provided, however, that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. Upon the termination of any Extension Period and the payment of all interest then accrued and unpaid (together with interest thereon accumulated at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly, to the extent permitted by applicable law), the Corporation may elect to begin a new Extension Period, subject to the requirements set forth herein. If interest payments on the Junior Subordinated Debt Securities are so deferred, during any Extension Period, Distributions on the Trust Securities will also be deferred and the Corporation will not be permitted, subject to certain exceptions described herein, to declare or pay any cash distributions with respect to, or make purchases of, the Corporation's capital stock (which includes common and preferred stock) or to make any payment with respect to debt securities of the Corporation that rank pari passu in all respects with or junior to the Junior Subordinated Debt Securities. During an Extension Period, interest on the Junior Subordinated Debt Securities will continue to accrue (and the amount of Distributions to which holders of the Capital Securities are entitled will accumulate) at a variable annual rate equal to LIBOR plus 1.00% per annum, compounded quarterly, and holders of Capital
Securities will be required to accrue interest income for United States Federal income tax purposes. See "Description of New Junior Subordinated Debt Securities--Option to Extend Interest Payment Date" and "Certain United States Federal Income Tax Consequences--Interest Income and Original Issue Discount."

   Taken together, the Corporation's obligations under the Guarantee, the Declaration, the Junior Subordinated Debt Securities and the Indenture, including the Corporation's obligation to pay the costs, expenses and liabilities of the Trust (other than the Trust's obligations to holders of the Trust Securities under such Trust Securities), provide, in the aggregate, a full irrevocable and unconditional guarantee, as described herein, of all of the payments of Distributions and other amounts due on the Capital Securities. See "Relationship Among the Capital Securities, the Junior Subordinated Debt Securities and the Guarantee--Full and Unconditional Guarantee." The Corporation has agreed to guarantee the payment of Distributions and payments on liquidation or redemption of the Trust Securities, but only in each case to the extent of funds held by the Trust, as described herein. See "Description of New Guarantee." If the Corporation does not make interest payments on the Junior Subordinated Debt Securities held by the Trust, the Trust will have insufficient funds to pay Distributions on the Capital Securities. The Guarantee does not cover the payment of Distributions when the Trust does not have sufficient funds to pay such Distributions. In such event, a holder of Capital Securities may institute a legal proceeding directly against the Corporation for enforcement of payment to such holder of the principal of or interest on Junior Subordinated Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities held by such holder (a "Direct Action"). See "Description of New Junior Subordinated Debt Securities--Enforcement of Certain Rights by Holders of Capital Securities." The obligations of the Corporation under the Guarantee and the Junior Subordinated Debt Securities are subordinate and junior in right of payment to all Senior Debt (as defined in "Description of New Junior Subordinated Debt Securities--Subordination") of the Corporation. In addition, because the Corporation is a holding company, the Junior Subordinated Debt Securities and the Guarantee are effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, including deposits. See "Risk Factors--Ranking of Obligations Under the Guarantee and the Junior Subordinated Debt Securities" and "--Status of the Corporation as a Bank Holding Company."

   The Junior Subordinated Debt Securities are redeemable by the Corporation at par, plus accrued and unpaid interest to the date of redemption, in whole or in part, at any time and from time to time, on or after April 15, 2007. In addition, in certain circumstances described herein, upon the occurrence and continuation of a Tax Event or a Capital Treatment Event (each as defined herein), the Junior Subordinated Debt Securities also are redeemable by the Corporation at any time, within 90 days following the occurrence of such Tax Event or Capital Treatment Event, as the case may be, in whole but not in part, at par, plus accrued and unpaid interest thereon to the date of the redemption. Any redemption prior to maturity is subject to the Corporation having received prior approval from the Board of Governors of the Federal Reserve System (the "Federal Reserve"), if then required under applicable capital guidelines or policies of the Federal Reserve. Upon repayment in full at maturity or the redemption in whole or in part of the Junior Subordinated Debt Securities (other than following the distribution of the Junior Subordinated Debt Securities to the holders of the Trust Securities), the proceeds from such repayment or payment shall concurrently be applied to redeem on a pro rata basis Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities so redeemed or matured at a redemption price equal to $1,000 per Trust Security, plus accrued and unpaid Distributions on such Trust Securities to the date fixed for redemption (the "Redemption Price"). See "Description of New Capital Securities--Mandatory Redemption." The Capital Securities will be redeemed upon maturity of the Junior Subordinated Debt Securities, whereupon the Trust will be dissolved. See "Description of New Junior Subordinated Debt Securities."

   The Corporation, as the holder of the outstanding Common Securities, has the right at any time (including, without limitation, upon the occurrence of a Tax Event or a Capital Treatment Event (as defined herein)) to terminate the Trust and cause a Like Amount (as defined herein) of the Junior Subordinated Debt Securities to be distributed to the holders of the Trust Securities upon liquidation of the Trust, subject to prior approval of the Federal Reserve to do so if then required under applicable capital guidelines or policies of the Federal Reserve. In the event of such termination of the Trust, after satisfaction of liabilities to creditors of the Trust as required by applicable law, the holders of the Capital Securities generally will be entitled to receive a Liquidation Amount of $1,000 per Capital Security plus accumulated and unpaid Distributions thereon to the date of payment, which may be in the form of a distribution of a Like Amount of Junior Subordinated Debt Securities in certain circumstances. See "Description of New Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debt Securities."

   Except as provided below, the Capital Securities will be represented by global Capital Securities in fully registered form, deposited with a custodian for and registered in the name of a nominee of The Depository Trust Company ("DTC"). Beneficial interests in such Capital Securities will be shown on, and transfers thereof will be effected through, records maintained by DTC and its participants. Beneficial interests in such Capital Securities will trade in DTC's Same-Day Funds Settlement System and secondary market trading activity in such interests will therefore settle in immediately available funds. The Capital Securities will be issued, and may be transferred, only in a block having a Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof.

   The Corporation and the Trust are making the Exchange Offer of the New Capital Securities in reliance on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") as set forth in certain interpretive letters addressed to third parties in other transactions. However, neither the Corporation nor the Trust has sought its own interpretive letter, and there can be no assurance that the staff of the Division of Corporation Finance of the Commission would make a similar determination with respect to the Exchange Offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff of the Division of Corporation Finance, and subject to the two immediately following sentences, the Corporation and the Trust believe that New Capital Securities issued pursuant to this Exchange Offer in exchange for Old Capital Securities may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder who is a broker-dealer) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Capital Securities are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such New Capital Securities. However, any holder of Old Capital Securities who is an "affiliate" of the Corporation or the Trust within the meaning of Rule 405 under the Securities Act (an "Affiliate") or who intends to participate in the Exchange Offer for the purpose of distributing New Capital Securities, or any broker-dealer who purchased Old Capital Securities from the Trust to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption under the Securities Act, (i) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance of the Commission set forth in the above-mentioned interpretive letters, (ii) will not be entitled to tender such Old Capital Securities in the Exchange Offer and
(iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Capital Securities unless such sale or other transfer is made pursuant to an exemption from such requirements. In addition, as described below, if any broker-dealer holds Old Capital Securities acquired for its own account as a result of market-making or other trading activities and exchanges such Old Capital Securities for New Capital Securities (such broker-dealer referred to herein as a "Participating Broker- Dealer"), then such Participating Broker-Dealer must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such New Capital Securities.

   Each holder of Old Capital Securities who wishes to exchange Old Capital Securities for New Capital Securities in the Exchange Offer will be required to represent that (i) it is not an Affiliate, (ii) any New Capital Securities to be received by it are being acquired in the ordinary course of its business,
(iii) it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Capital Securities and (iv) if such holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New Capital Securities. The Letter of Transmittal contains the foregoing representations. In addition, the Corporation and the Trust may require such holder, as a condition to such holder's eligibility to participate in the Exchange Offer, to furnish to the Corporation and the Trust (or an agent thereof) in writing information as to the number of "beneficial owners" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) on behalf of whom such holder holds the Capital Securities to be exchanged in the Exchange Offer. Each Participating Broker-Dealer must acknowledge that it acquired the Old Capital Securities for its own account as the result of market-making activities or other trading activities and must agree that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Capital Securities. See "Plan of Distribution." The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Based on the position taken by the staff of the Division of Corporation Finance of the Commission in the interpretive letters referred to above, the Corporation and the Trust believe that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to the New Capital Securities received upon exchange of such Old Capital Securities (other than Old Capital Securities which represent an unsold allotment from the original sale of the Old Capital Securities) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such New Capital Securities. Accordingly, this Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer during the period referred to below in connection with resales of New Capital Securities received in exchange for Old Capital Securities where such Old Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions set forth in the Registration Agreement, the Corporation and the Trust have agreed that this Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of such New Capital Securities for a period ending on the close of business on the first anniversary following the Expiration Date (as defined herein) or, if earlier, when all such New Capital Securities have been disposed of by such Participating Broker-Dealer. See "Plan of Distribution." Any person, including any Participating Broker-Dealer, who is an Affiliate may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. See "The Exchange Offer--Resales of New Capital Securities."

   Each Participating Broker-Dealer who surrenders Old Capital Securities pursuant to the Exchange Offer will be deemed to have agreed, by execution of the Letter of Transmittal or delivery of an Agent's Message (as defined herein) that, upon receipt of notice from the Corporation or the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in this Prospectus untrue in any material respect or which causes this Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference herein, in the light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the Registration Agreement, such Participating Broker-Dealer will suspend the sale of New Capital Securities pursuant to this Prospectus until the Corporation or the Trust has amended or supplemented this Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such

Participating Broker-Dealer, or the Corporation or the Trust has given notice that the sale of the New Capital Securities may be resumed, as the case may be.

   Prior to the Exchange Offer, there has been only a limited secondary market and no public market for the Old Capital Securities. The New Capital Securities will be a new issue of securities for which there currently is no established market. The Initial Purchasers informed the Corporation and the Trust in connection with the offering of the Old Capital Securities that they each intended to make a market in the Old Capital Securities and, if issued, the New Capital Securities. However, the Initial Purchasers are not obligated to do so, and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the New Capital Securities.

   Any Old Capital Securities not tendered and accepted in the Exchange Offer will remain outstanding and will be entitled to all the same rights and will be subject to the same limitations applicable thereto under the Declaration (except for those rights which terminate upon consummation of the Exchange Offer). Following consummation of the Exchange Offer, the holders of Old Capital Securities will continue to be subject to all of the existing restrictions upon transfer thereof and neither the Corporation nor the Trust will have any further obligation to such holders (other than under certain limited circumstances) to provide for registration under the Securities Act of the Old Capital Securities held by them. To the extent that Old Capital Securities are tendered and accepted in the Exchange Offer, a holder's ability to sell untendered Old Capital Securities could be adversely affected. See "Risk Factors--Consequences of a Failure to Exchange Old Capital Securities."

   THIS PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION. HOLDERS OF OLD CAPITAL SECURITIES ARE URGED TO READ THIS PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL CAREFULLY BEFORE DECIDING WHETHER TO TENDER THEIR OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER.

   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

   Old Capital Securities may be tendered for exchange on or prior to 5:00 p.m., New York City time, on September 2, 1997 (such time on such date being hereinafter called the "Expiration Date"), unless the Exchange Offer is extended by the Corporation and the Trust (in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended). Tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. The Exchange Offer is not conditioned upon any minimum Liquidation Amount of Old Capital Securities being tendered for exchange. However, the Exchange Offer is subject to certain events and conditions which may be waived by the Corporation or the Trust and to the terms and provisions of the Registration Agreement. Holders may tender their Old Capital Securities in whole or in part in a Liquidation Amount of not less than $100,000 (100 Old Capital Securities) and any integral multiple of $1,000 Liquidation Amount (1 Old Capital Security) in excess thereof. The Corporation has agreed to pay all expenses of the Exchange Offer, except as otherwise specified herein. See "The Exchange Offer--Fees and Expenses." Each New Capital Security will pay cumulative Distributions from the most recent Distribution Date (as defined herein) on the Old Capital Securities surrendered in exchange for such New Capital Securities or, if no Distributions have been paid on such Old Capital Securities, from April 23, 1997. Holders of the Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Date with respect to such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid, will not receive any accumulated Distributions on such Old Capital Securities, and will be deemed to have waived the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Date or, if no such Distributions have been paid or duly provided for, from and after April 23, 1997. This Prospectus, together with the Letter of Transmittal, is being sent to all registered holders of Old Capital Securities as of July 21, 1997.

   Neither the Corporation nor the Trust will receive any proceeds from the issuance of the New Capital Securities offered hereby. No dealer-manager is being used in connection with this Exchange Offer. See "Use of Proceeds From Sale of Old Capital Securities" and "Plan of Distribution."

   THIS PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE UPON REQUEST FROM SUSAN LAWRENCE MISTR, PUBLIC RELATIONS MANAGER, CENTRAL FIDELITY BANKS, INC., 1021 EAST CARY STREET, P.O. BOX 27602, RICHMOND, VIRGINIA 23261-7602, TELEPHONE NUMBER (804) 697-7261. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY AUGUST 26, 1997.

   THE JUNIOR SUBORDINATED DEBT SECURITIES ARE DIRECT AND UNSECURED OBLIGATIONS OF THE CORPORATION, DO NOT EVIDENCE DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER INSURER OR GOVERNMENTAL AGENCY. THE JUNIOR SUBORDINATED DEBT SECURITIES ARE SUBORDINATE TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE CORPORATION.

   NO EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THE CAPITAL SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT EITHER (A) IS NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 WITH RESPECT TO SUCH PURCHASE OR HOLDING.

   THE NEW CAPITAL SECURITIES WILL BE ISSUED, AND MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY TRANSFER, SALE OR OTHER DISPOSITION OF NEW CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH NEW CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH NEW CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH NEW CAPITAL SECURITIES.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Available Information..................................................   1
Incorporation of Certain Documents by Reference........................   2
Summary................................................................   4
Risk Factors...........................................................  12
Use of Proceeds from Sale of Old Capital Securities....................  18
Central Fidelity Capital Trust I.......................................  18
Central Fidelity.......................................................  19
Recent Developments....................................................  21
Ratio of Earnings to Fixed Charges for the Corporation.................  21
Selected Historical Financial Information..............................  22
Capitalization.........................................................  23
Accounting Treatment...................................................  23
Regulatory Treatment...................................................  23
The Exchange Offer.....................................................  23
Description of New Capital Securities..................................  34
Description of New Junior Subordinated Debt Securities.................  47
Description of New Guarantee...........................................  57
Description of Old Securities..........................................  59
Relationship Among the Capital Securities, the Junior Subordinated Debt
  Securities and the Guarantee.........................................  60
Certain United States Federal Income Tax Consequences..................  61
Certain ERISA Considerations...........................................  66
Plan of Distribution...................................................  67
Validity of New Securities.............................................  68
Accountants............................................................  68

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE HEREBY EXCEPT AS CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, NO SUCH INFORMATION OR REPRESENTATIONS SHOULD BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION, THE TRUST OR ANY OF THEIR RESPECTIVE AGENTS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF THE CORPORATION OR THE TRUST SINCE THE DATE HEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE CAPITAL SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                             AVAILABLE INFORMATION

   The Corporation is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the Commission located at 7 World Trade Center, 13th Floor, Suite 1300, New York, New York 10048 and Suite 1400, Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commission's home page on the Internet (http://www.sec.gov.).

   The Corporation and the Trust have filed with the Commission a Registration Statement on Form S-4 (together with all amendments and exhibits thereto, the "Registration Statement") under the Securities Act with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement, certain portions of which have been omitted as permitted by the rules and regulations of the Commission. For further information with respect to the Corporation and the securities offered hereby, reference is made to the Registration Statement and the exhibits and the financial statements, notes and schedules filed as part thereof or incorporated by reference therein, which may be inspected at the public reference facilities of the Commission, at the addresses set forth above. Statements made in this Prospectus concerning the contents of any documents referred to herein are not necessarily complete, and in each instance are qualified in all respects by reference to the copy of such document filed as an exhibit to the Registration Statement.

   No separate financial statements of the Trust have been included herein. The Corporation and the Trust do not consider that such financial statements would be material to holders of the Capital Securities because the Trust is a newly formed special purpose entity, has no operating history or independent operations and exists for the exclusive purposes of (i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of the Trust Securities to acquire the Junior Subordinated Debt Securities issued by the Corporation and (iii) engaging in only those other activities necessary, advisable or incidental thereto, which includes engaging in this Exchange Offer. See "Central Fidelity Capital Trust I," "Description of New Capital Securities," "Description of New Junior Subordinated Debt Securities," "Description of New Guarantee" and "Description of Old Securities." In addition, the Corporation does not expect that the Trust will file reports under the Exchange Act with the Commission.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   The following documents filed by the Corporation with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act are incorporated into this Prospectus by reference:

   1. The Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

   2. The Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

   3. The Corporation's Current Report on Form 8-K dated as of March 6, 1997.

   4. The Corporation's Current Report on Form 8-K dated as of April 23, 1997.

   5. The Corporation's Current Report on Form 8-K dated as of June 23, 1997.

   Each document or report filed by the Corporation pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the termination of any offering of securities made by this Prospectus shall be deemed to be incorporated by reference into this Prospectus and to be a part of this Prospectus from the date of filing of such document. Any statement contained herein or, in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

   As used herein, the terms "Prospectus" and "herein" mean this Prospectus, including the documents incorporated or deemed to be incorporated herein by reference, as the same may be amended, supplemented or otherwise modified from time to time. Statements contained in this Prospectus as to the contents of any contract or other document referred to herein do not purport to be complete, and where reference is made to the particular provisions of such contract or other document, such provisions are qualified in all respects by reference to all of the provisions of such contract or other document. The Corporation will provide without charge to any person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the foregoing documents incorporated by reference herein (other than exhibits not specifically incorporated by reference into the texts of such documents). Requests for such documents should be directed to:

                         Central Fidelity Banks, Inc.
                             1021 East Cary Street
                                P.O. Box 27602
                         Richmond, Virginia 23261-7602
                           Telephone: (804) 697-7261
                             Susan Lawrence Mistr
                           Public Relations Manager

                                    SUMMARY

   The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the documents incorporated by reference in this Prospectus.

                       CENTRAL FIDELITY CAPITAL TRUST I

   The Trust is a statutory business trust formed under Delaware law pursuant to (i) the Declaration and (ii) the filing of a certificate of trust with the Delaware Secretary of State on April 2, 1997. The Trust's business and affairs are conducted by the Issuer Trustees: The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and three individual Administrative Trustees who are employees or officers of or affiliated with the Corporation. The Trust exists for the exclusive purposes of
(i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of the Trust Securities to acquire the Junior Subordinated Debt Securities issued by the Corporation and (iii) engaging in only those other activities necessary, advisable or incidental thereto, which includes engaging in this Exchange Offer. The Junior Subordinated Debt Securities will be the sole assets of the Trust, and payments under the Junior Subordinated Debt Securities will be the sole revenues of the Trust. All of the Common Securities are owned by the Corporation. The Trust's executive offices are located at 1021 East Cary Street, Richmond, Virginia 23219. Its mailing address is c/o Central Fidelity Banks, Inc., Post Office Box 27602, Richmond, Virginia 23261-7602, and its telephone number is (804) 782-4000.

                         CENTRAL FIDELITY BANKS, INC.

   Central Fidelity, the third largest banking company headquartered in Virginia, serves Virginia markets primarily through its wholly-owned banking subsidiary, Central Fidelity National Bank, a national banking association (the "Bank"). At June 30, 1997, the Bank operated 243 branch offices, including 28 full-service supermarket locations, and 237 automated teller machines throughout the Commonwealth of Virginia. Central Fidelity was formed in the late 1970's through the consolidation of two bank holding companies, Central National Corporation and Fidelity American Bankshares, Inc., the earliest predecessors of which were organized in 1911 and 1865, respectively. At June 30, 1997, Central Fidelity had total assets of approximately $10.7 billion, deposits of approximately $8.1 billion and shareholders' equity of approximately $803.6 million.

   Central Fidelity, through the Bank and its other subsidiaries, provides a wide variety of financial services to a broad customer base of individuals, corporations, institutions and governments primarily located in Virginia. The Bank is an issuer of MasterCard(R) and VISA(R) credit cards. Through the use of reciprocally shared automated teller machines, Central Fidelity can deliver services through its membership in the Internet/HONOR regional and PLUS(R) national networks of automated teller machines. Central Fidelity also engages in limited international banking activities, primarily in connection with foreign trade financing for Virginia-based companies. In addition to traditional retail and commercial banking activities, Central Fidelity generates noninterest income by sales of trust and fiduciary services, annuities and other investment services.

   Central Fidelity is a legal entity separate and distinct from the Bank and its nonbanking subsidiaries. Accordingly, the right of Central Fidelity, and thus the right of Central Fidelity's creditors, to participate in any distribution of the assets or earnings of the Bank or any other subsidiary is necessarily subject to the prior claims of creditors of the Bank or such subsidiary, except to the extent that claims of Central Fidelity in its capacity as a creditor may be recognized. The principal sources of Central Fidelity's revenues are dividends and fees from the Bank.

   Central Fidelity, a Virginia corporation, is a bank holding company registered with the Board of Governors of the Federal Reserve under the Bank Holding Company Act of 1956, as amended (the "BHCA"). Central Fidelity's executive offices are located at 1021 East Cary Street, Richmond, Virginia 23219. Its mailing address is Post Office Box 27602, Richmond, Virginia 23261-7602, and its telephone number is (804) 782-4000.

   On June 23, 1997, Central Fidelity entered into a definitive Agreement and Plan of Merger with Wachovia Corporation, a North Carolina corporation ("Wachovia"), providing for the merger of Central Fidelity with and into Wachovia. See "Recent Developments."

                              THE EXCHANGE OFFER


The Exchange Offer Up to $100,000,000 aggregate Liquidation Amount of New Capital
                   Securities are being offered in exchange for a like aggregate Liquidation
                   Amount of Old Capital Securities. Holders may tender their Old Capital
                   Securities in whole or in part in a Liquidation Amount of $100,000 (100
                   Capital Securities), or any integral multiple of $1,000 in excess thereof.
                   The Corporation and the Trust are making the Exchange Offer in order to satisfy their obligations under the Registration Agreement relating to the
                   Old Capital Securities. For a description of the procedures for tendering
                   Old Capital Securities, see "The Exchange Offer--Procedures For
                   Tendering Old Capital Securities."

Expiration Date... 5:00 p.m., New York City time, on September 2, 1997 (such time on such date being hereinafter called the "Expiration Date") unless the Exchange
                   Offer is extended by the Corporation and the Trust (in which case the term "Expiration Date" shall mean the latest date and time to which the
                   Exchange Offer is extended). See "The Exchange Offer--Expiration
                   Date; Extensions; Amendments."

Conditions to the  The Exchange Offer is subject to certain conditions, which may be
Exchange Offer.... waived by the Corporation and the Trust in their sole discretion. The
                   Exchange Offer is not conditioned upon any minimum Liquidation
                   Amount of Old Capital Securities being tendered. See "The Exchange
                   Offer--Conditions to the Exchange Offer." The Corporation and the
                   Trust reserve the right in their sole and absolute discretion, subject to applicable law, at any time and from time to time, (i) to delay the acceptance of the Old Capital Securities for exchange, (ii) to terminate the Exchange Offer if certain specified conditions have not been satisfied, (iii) to extend the Expiration Date of the Exchange Offer and retain all Old Capital Securities tendered pursuant to the Exchange Offer, subject, however, to the right of holders of Old Capital Securities to withdraw their tendered Old Capital Securities and (iv) to waive any condition or otherwise amend the terms of the Exchange Offer in any respect. See "The Exchange Offer--Expiration Date; Extensions;
                   Amendments."

Withdrawal Rights. Tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date by delivering a written notice of such withdrawal to the Exchange Agent (as defined below) in conformity with certain procedures set forth below under "The Exchange Offer--
                   Withdrawal Rights."


Procedures for Tendering          To participate in the Exchange Offer, holders of Old Capital Securities
Old Capital Securities........... must tender by (a) book-entry transfer pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering Old Capital
                                  Securities" or (b) forwarding certificates representing such Old Capital
                                  Securities with the Letter of Transmittal. Holders who are participants in
                                  DTC tendering by book-entry transfer must execute such tender through the DTC's ATOP (as defined herein) procedures. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date.
                                  DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Capital Securities into the Exchange Agent's account at
                                  DTC and then send to the Exchange Agent confirmation of such book-
                                  entry transfer, including an Agent's Message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by the Letter of Transmittal and that the Trust and the Corporation may enforce the Letter of Transmittal against such holder. The book-entry confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective.

                                  If the tender is not made through ATOP, certificates for such Old Capital
                                  Securities, as well as the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by the Letter of
                                  Transmittal, must be received by the Exchange Agent at its address set forth in the Letter of Transmittal on or prior to the Expiration Date in order for such tender to be effective. See "The Exchange Offer--
                                  Procedures for Tendering Old Capital Securities."

                                  Letters of Transmittal and certificates representing Old Capital Securities should not be sent to the Corporation or the Trust. Such documents should only be sent to the Exchange Agent. Questions regarding how to tender and requests for information should be directed to the Exchange
                                  Agent. See "The Exchange Offer--Exchange Agent."

Resales of New Capital Securities The Corporation and the Trust are making the Exchange Offer of the
                                  New Capital Securities in reliance on the position of the staff of the
                                  Division of Corporation Finance of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions.
                                  However, neither the Corporation nor the Trust has sought its own interpretive letter, and there can be no assurance that the staff of the
                                  Division of Corporation Finance of the Commission would make a similar determination with respect to the Exchange Offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff of the Division of Corporation Finance, and subject to the two immediately following sentences, the Corporation and the Trust believe that New Capital Securities issued pursuant to this Exchange Offer in exchange for Old Capital Securities may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder who is a broker-dealer) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Capital Securities are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such New
  Capital Securities. However, any holder of Old Capital Securities who is an Affiliate or who intends to participate in the Exchange Offer for the purpose of distributing New Capital Securities, or any broker-dealer who purchased the Old Capital Securities from the Trust to resell pursuant to Rule 144A or any other available exemption under the Securities Act,
  (a) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance of the Commission set forth in the above-mentioned interpretive letters, (b) will not be permitted or entitled to tender such Old Capital Securities in the Exchange Offer and (c) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Capital Securities unless such sale or other transfer is made pursuant to an exemption from such requirements. In addition, as described below, if any Participating Broker-Dealer holds Old Capital Securities acquired for its own account as a result of market-making or other trading activities and exchanges such Old Capital Securities for New Capital Securities, then such Participating Broker-Dealer must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such New Capital Securities.

  Each holder of Old Capital Securities who wishes to exchange Old
  Capital Securities for New Capital Securities in the Exchange Offer will be required to represent that (i) it is not an Affiliate, (ii) any New Capital Securities to be received by it are being acquired in the ordinary course of its business, (iii) it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Capital Securities and (iv) if such holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New Capital Securities. The Letter of Transmittal contains the foregoing representations. Each Participating Broker-Dealer must acknowledge that it acquired the Old Capital Securities for its own account as the result of market-making activities or other trading activities and must agree that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Capital Securities. See "Plan of Distribution." The Letter of
  Transmittal states that by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.
  Based on the position taken by the staff of the Division of Corporation

                   Finance of the Commission in the interpretive letters referred to above, the Corporation and the Trust believe that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to the
                   New Capital Securities received upon exchange of such Old Capital
                   Securities (other than Old Capital Securities which represent an unsold allotment from the original sale of the Old Capital Securities) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such
                   New Capital Securities. Accordingly, this Prospectus, as it may be amended or supplemented from time to time, may be used by a
                   Participating Broker-Dealer in connection with resales of New Capital
                   Securities received in exchange for Old Capital Securities where such
                   Old Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions set forth in the Registration
                   Agreement, the Corporation and the Trust have agreed that this
                   Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of such New Capital Securities for a period ending on the close of business on the first anniversary following the Expiration Date or, if earlier, when all such New Capital Securities have been disposed of by such Participating Broker-Dealer. See "Plan of Distribution." Any
                   person, including any Participating Broker-Dealer, who is an Affiliate
                   may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. See "The Exchange Offer--
                   Resales of New Capital Securities."

Exchange Agent.... The Exchange Agent with respect to the Exchange Offer is The Bank of
                   New York (the "Exchange Agent"). The addresses, and telephone and facsimile numbers of the Exchange Agent are set forth in "The Exchange
                   Offer--Exchange Agent" and in the Letter of Transmittal.

Federal Income Tax The exchange of an Old Capital Security for a New Capital Security
Consequences...... should not constitute a taxable exchange.

                          THE NEW CAPITAL SECURITIES


Securities Offered $100,000,000 aggregate Liquidation Amount of Floating Rate Capital
                   Trust Pass-through Securities, Series A (Liquidation Amount $1,000 per
                   Capital Security).

Distributions..... Holders of the Capital Securities are entitled to receive cumulative cash distributions at a variable annual rate equal to LIBOR plus 1.00% on the stated Liquidation Amount of $1,000 per Capital Security, accruing from the original date of issuance of the Old Capital Securities, and (subject to the extension of distribution payment periods described below) are payable quarterly, in arrears, on the 15th day of January, April, July and
                  October of each year, commencing July 15, 1997. See "Description of
                  New Capital Securities--Distributions."

                  Each New Capital Security will pay cumulative Distributions from the most recent Distribution Date on the Old Capital Securities, or if no
                  Distributions have been paid on such Old Capital Securities, from
                  April 23, 1997. Holders of Old Capital Securities whose Old Capital
                  Securities are accepted for exchange will not receive accumulated
                  Distributions on such Old Capital Securities for any period from and after the last Distribution Date with respect to such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such
                  Distributions have been paid, will not receive any accumulated
                  Distributions on such Old Capital Securities, and will be deemed to have waived the right to receive any Distributions on such Old Capital
                  Securities accumulated from and after such Distribution Date or, if no such Distributions have been paid, from and after April 23, 1997.

Extension Periods Distributions on Capital Securities will be deferred for the duration of any Extension Period elected by the Corporation with respect to the payment of interest on the Junior Subordinated Debt Securities. No
                  Extension Period will exceed 20 consecutive quarterly periods or extend beyond the Stated Maturity of the Junior Subordinated Debt Securities.
                  See "Description of New Junior Subordinated Debt Securities--Option to
                  Extend Interest Payment Date" and "Certain United States Federal
                  Income Tax Consequences--Interest Income and Original Issue
                  Discount."

Ranking.......... The New Capital Securities will rank pari passu, and payments thereon will be made pro rata, with the Common Securities except as described under "Description of New Capital Securities--Subordination of
                  Common Securities." The New Junior Subordinated Debt Securities will rank pari passu with all other junior subordinated debt securities to be issued by the Corporation pursuant to the Indenture with substantially similar subordination terms ("Other Debentures"), and which may be issued and sold (if at all) to other trusts to be established by the
                  Corporation (if any), in each case similar to the Trust ("Other Trusts"), and will be unsecured and subordinate and junior in right of payment to the extent and in the manner set forth in the Indenture to all Senior Debt of the Corporation. See "Description of New Junior Subordinated Debt
                  Securities." The New Guarantee will rank pari passu with all other guarantees (if any) which may be issued by the Corporation with respect to capital securities (if any) which may be issued by Other Trusts ("Other
                  Guarantees") and will constitute an unsecured obligation of the
                  Corporation and will rank subordinate and junior in right of payment to the extent and in the manner set forth in the New Guarantee to all Senior
                               Debt of the Corporation. See "Description of New Guarantee." In
                               addition, because the Corporation is a holding company, the New Junior
                               Subordinated Debt Securities and the New Guarantee are effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, including deposits. See "Risk Factors--Status of the
                               Corporation as a Bank Holding Company."

Optional Redemption........... The Corporation has the right to redeem the Junior Subordinated Debt
                               Securities, in whole or in part, at any time or from time to time on or after April 15, 2007, at par, plus accrued and unpaid interest to the date of redemption, subject to the Corporation having received prior approval from the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve. See "Description of New
                               Junior Subordinated Debt Securities--Optional Redemption." Upon the
                               redemption in whole or in part of the Junior Subordinated Debt
                               Securities, the proceeds of such redemption shall concurrently be applied to redeem on a pro rata basis at the Redemption Price Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities so redeemed, upon the terms and conditions described herein. See "Description of New Capital
                               Securities--Mandatory Redemption."

Tax Event or Capital Treatment If at any time a Tax Event or a Capital Treatment Event should occur and
Event Redemption.............. be continuing, the Corporation may, within 90 days following the occurrence of such Tax Event or Capital Treatment Event, redeem the
                               Junior Subordinated Debt Securities in whole but not in part in certain circumstances described herein at a redemption price equal to par plus accrued and unpaid interest thereon to the redemption date, subject to the
                               Corporation having received prior approval from the Federal Reserve if then required under applicable capital guidelines or policies of the
                               Federal Reserve. See "Description of New Junior Subordinated Debt
                               Securities--Optional Redemption." Upon the redemption in whole or in part of the Junior Subordinated Debt Securities, the proceeds of such redemption shall concurrently be applied to redeem at the Redemption
                               Price Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Junior Subordinated Debt
                               Securities so redeemed, upon the terms and conditions described herein.
                               See "Description of New Capital Securities--Mandatory Redemption."

Ratings....................... The New Capital Securities are expected to be rated "baa2" by Moody's
                               Investors Service, Inc. and "BBB-" by Standard & Poor's Ratings
                               Services. On June 25, 1997, Standard & Poor's Ratings Services placed its rating of the Corporation on CreditWatch with positive implications.
                               A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

ERISA Considerations..... Prospective purchasers must carefully consider the restrictions on purchase set forth under "Certain ERISA Considerations."

Absence of Market for the
Capital Securities....... The New Capital Securities will be a new issue of securities for which there is currently no established market. The Initial Purchasers informed the Trust and the Corporation in connection with the offering of the Old
                          Capital Securities that they each intended to make a market in the Old
                          Capital Securities and, if issued, the New Capital Securities. However, the Initial Purchasers are not obligated to do so, and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the Old Capital Securities or the New Capital Securities.

Use of Proceeds.......... Neither the Corporation nor the Trust will receive any cash proceeds from the issuance of the New Capital Securities offered hereby. See "Use of Proceeds from Sale of Old Capital Securities."

                          For additional information regarding the Capital Securities, see
                          "Description of New Capital Securities," "Description of New Junior
                          Subordinated Debt Securities," "Description of New Guarantee,"
                          "Description of Old Capital Securities" and "Certain United States
                          Federal Income Tax Consequences."

                                 RISK FACTORS

   Holders tendering Old Capital Securities in the Exchange Offer should carefully consider the matters set forth under "Risk Factors."

                                 RISK FACTORS

   Holders of the Old Capital Securities should carefully review the information contained elsewhere in this Prospectus and should particularly consider the following matters prior to tendering Old Capital Securities in the Exchange Offer.

Ranking of Obligations Under the Guarantee and the Junior Subordinated Debt Securities

   The obligations of the Corporation under the Guarantee issued by the Corporation for the benefit of the holders of Capital Securities and under the Junior Subordinated Debt Securities are unsecured and rank subordinate and junior in right of payment to all Senior Debt (which, as defined, includes all outstanding subordinated debt of the Corporation) of the Corporation. At June 30, 1997, the aggregate outstanding Senior Debt of the Corporation was approximately $250 million. The obligations of the Corporation under the Guarantee also rank subordinate and junior in right of payment to creditors of the Bank and the Corporation's other subsidiaries. See "--Status of the Corporation as a Bank Holding Company." The Corporation does not have any indebtedness that ranks pari passu with or junior to its obligations under the Guarantee and the Junior Subordinated Debt Securities. None of the Indenture, the Guarantee or the Declaration places any limitation on the amount of secured or unsecured debt, including Senior Debt, that may be incurred by the Corporation or any subsidiary. See "Description of New Junior Subordinated Debt Securities--Subordination" and "Description of New Guarantee--Status of the Guarantee."

   The ability of the Trust to pay amounts due on the Capital Securities is solely dependent upon the Corporation making payments on the Junior Subordinated Debt Securities as and when required.

Status of the Corporation as a Bank Holding Company

   The Corporation is a legal entity separate and distinct from the Bank and its other subsidiaries, although the principal source of the Corporation's cash revenues is dividends from the Bank. The right of the Corporation to participate in the distribution of assets of any subsidiary, including the Bank, upon the latter's liquidation, reorganization or otherwise (and thus the ability of the holders of Capital Securities to benefit indirectly from any such distribution) will be subject to the prior claims of such subsidiary's creditors, which will take priority except to the extent that the Corporation may itself be a creditor of such subsidiary with a recognized claim. Accordingly, the Junior Subordinated Debt Securities will be effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, and holders of Junior Subordinated Debt Securities should look only to the assets of the Corporation for payments on the Junior Subordinated Debt Securities. Because the Corporation is a holding company with limited assets and liabilities, a substantial portion of the consolidated liabilities of the Corporation are liabilities of its subsidiaries. The Guarantee will constitute an unsecured obligation of the Corporation and will rank subordinate and junior in right of payment to all Senior Debt in the same manner as the Junior Subordinated Debt Securities.

   As a holding company, the Corporation conducts its operations principally through its subsidiaries and, therefore, its principal source of cash, other than its investing and financing activities, is receipt of dividends from the Bank. However, there are legal limitations on the source and amount of dividends that a national bank such as the Bank is permitted to pay. A national bank may pay dividends only to the extent that retained net profits (including the portion transferred to surplus) exceed bad debts (as defined by regulation). Moreover, unless a national bank's surplus fund equals its common capital, dividends may be paid only after 10 percent of its net profits (as defined by regulation) for the specified preceding period have been transferred to the bank's surplus fund. In addition, prior approval of the Office of Comptroller of the Currency (the "OCC") is required if the total of all dividends declared by a national bank in any calendar year will exceed the sum of that bank's net profits for that year and its retained net profits for the preceding two calendar years, less any required transfers to either surplus or any fund for retirement of any preferred stock. At June 30, 1997, the Bank could have paid approximately $82.4 million in dividends to the Corporation without prior OCC approval. The payment of dividends by the Bank may also be affected by other factors, such as requirements for the maintenance of adequate capital. In addition, the OCC is authorized to determine, under certain circumstances relating to the financial condition of a national bank, whether the payment of dividends would be an unsafe or unsound banking practice and to prohibit payment thereof.

Option to Extend Interest Payment Date; Tax Consequences; Market Price Consequences

   So long as no Debenture Event of Default (as defined herein) has occurred and is continuing, the Corporation has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debt Securities at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided, however, that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. As a consequence of any such deferral, quarterly Distributions on the Capital Securities by the Trust will also be deferred (and the amount of Distributions to which holders of the Capital Securities are entitled will accumulate additional Distributions thereon at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly from the relevant payment date for such Distributions during any such Extension Period). During any Extension Period, the Corporation may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on, or repay, repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in interest to, the Junior Subordinated Debt Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu with or junior in interest to the Junior Subordinated Debt Securities (other than (a) dividends or distributions in Common Stock, par value $5.00 per share (the "Common Stock"), of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) purchases or acquisitions of shares of the Corporation's Common Stock in connection with the satisfaction by the Corporation of its obligations under any employee benefit plan or any other contractual obligation of the Corporation (other than a contractual obligation ranking pari passu with or junior to the Junior Subordinated Debt Securities), (e) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock or (f) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any Extension Period, the Corporation may further extend such Extension Period, provided, however, that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods or to extend beyond the Stated Maturity. Upon the termination of any Extension Period and the payment of all interest then accrued and unpaid on the Junior Subordinated Debt Securities (together with interest thereon accrued at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly, to the extent permitted by applicable law), and subject to the foregoing limitations, the Corporation may elect to begin a new Extension Period. There is no limitation on the number of times that the Corporation may elect to begin an Extension Period. See "Description of New Capital Securities--Distributions" and "Description of New Junior Subordinated Debt Securities--Option to Extend Interest Payment Date."

   If an Extension Period occurs, for United States federal income tax purposes, a holder of Capital Securities will continue to include income (in the form of original issue discount) in respect of its pro rata share of the Junior Subordinated Debt Securities held by the Trust as long as the Junior Subordinated Debt Securities remain outstanding. As a result, during an Extension Period a holder of Capital Securities will include such income in gross income for United States federal income tax purposes in advance of the receipt of cash, and will not receive the cash related to such income from the Trust if the holder disposes of the Capital Securities prior to the record date for the payment of Distributions thereafter. See "Certain United States Federal Income Tax Consequences--Interest Income and Original Issue Discount" and "--Sales or Redemption of the Capital Securities."

   Should the Corporation elect to exercise its right to defer payments of interest on the Junior Subordinated Debt Securities in the future, the market price of the Capital Securities is likely to be affected. A holder that disposes of its Capital Securities during an Extension Period, therefore, might not receive the same return on its investment as a holder that continues to hold its Capital Securities. In addition, as a result of the existence of the Corporation's right to defer interest payments on the Junior Subordinated Debt Securities, the market price of the Capital Securities (which represent beneficial ownership interests in the Trust holding the Junior Subordinated Debt Securities as its sole assets) may be more volatile than the market prices of other securities that are not subject to such deferrals.

Tax Event or Capital Treatment Event Redemption

   Upon the occurrence and continuation of a Tax Event or a Capital Treatment Event (each as defined herein), the Corporation may, at its option within 90 days following the occurrence of such Tax Event or Capital Treatment Event and subject to receipt of prior approval of the Federal Reserve if such approval is then required under applicable capital guidelines or policies, redeem the Junior Subordinated Debt Securities in whole, but not in part, at par, plus accrued and unpaid interest thereon to the date of redemption. In such event, the Trust will redeem the Trust Securities. See "Description of New Junior Subordinated Debt Securities--Optional Redemption," "Description of New Capital Securities--Mandatory Redemption" and "Description of New Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debt Securities."

Possible Tax Law Changes Affecting the Capital Securities

   On February 6, 1997, the revenue portion of President Clinton's fiscal year 1998 budget proposal (the "Budget Proposal") was released. If enacted, the Budget Proposal would generally deny interest deductions for interest on an instrument issued by a corporation that has a maximum term of more than 15 years and that is not shown as indebtedness on the separate balance sheet of the issuer or, where the instrument is issued to a related party (other than a corporation), where the holder or some other related party issues a related instrument that is not shown as indebtedness on the Corporation's consolidated balance sheet. The above described provision of the Budget Proposal is proposed to be effective generally for instruments issued on or after the date of first Congressional committee action. No such action has yet occurred. If this provision were to apply to the Junior Subordinated Debt Securities, the Corporation would be unable to deduct interest on the Junior Subordinated Debt Securities. Under current law, the Corporation will be able to deduct interest on the Junior Subordinated Debt Securities. There can be no assurance, however, that current or future legislative proposals, if enacted, or final legislation will not affect the ability of the Corporation to deduct interest on the Junior Subordinated Debt Securities. Such a change could give rise to a Tax Event, which may permit the Corporation to cause a redemption of the Capital Securities, as described more fully under "Description of New Capital Securities--Mandatory Redemption" and "Description of New Junior Subordinated Debt Securities--Optional Redemption." See also "Certain United States Federal Income Tax Consequences--Possible Tax Law Changes."

Liquidation of the Trust and Distribution of Junior Subordinated Debt
Securities

   The Corporation, as the holder of the outstanding Common Securities, has the right at any time to terminate the Trust and cause the Junior Subordinated Debt Securities to be distributed to the holders of the Trust Securities. Under current United States federal income tax law, a distribution of Junior Subordinated Debt Securities upon the dissolution of the Trust would not be a taxable event to holders of the Capital Securities. If, however, the Trust is characterized for United States federal income tax purposes as an association taxable as a corporation at the time of dissolution of the Trust, the distribution of the Junior Subordinated Debt Securities may constitute a taxable event to holders of Capital Securities. See "Certain United States Federal Income Tax Consequences--Distribution of the Junior Subordinated Debt Securities to Holders of Capital Securities."

   There can be no assurance as to the market prices for Capital Securities or Junior Subordinated Debt Securities that may be distributed in exchange for Capital Securities if a liquidation of the Trust occurs.

   Accordingly, the Capital Securities or the Junior Subordinated Debt Securities may trade at a discount to the price that the investor paid to purchase the Capital Securities offered hereby. Because holders of Capital Securities may receive Junior Subordinated Debt Securities on termination of the Trust, prospective purchasers of Capital Securities are also making an investment decision with regard to the Junior Subordinated Debt Securities and should carefully review all the information regarding the Junior Subordinated Debt Securities contained herein. See "Description of New Capital Securities--Liquidation of the Trust and Distribution of the Junior Subordinated Debt Securities" and "Description of New Junior Subordinated Debt Securities--General."

Rights Under the Guarantee

   The Guarantee guarantees to the holders of the Trust Securities the following payments, to the extent not paid by the Trust: (i) any accumulated and unpaid Distributions required to be paid on the Trust Securities, to the extent that the Trust has funds on hand available therefor at such time, (ii) the Redemption Price with respect to any Trust Securities called for redemption, to the extent that the Trust has funds on hand available therefor at such time, and (iii) upon a voluntary or involuntary dissolution, winding-up or liquidation of the Trust (unless the Junior Subordinated Debt Securities are distributed to holders of the Trust Securities or all of the Capital Securities are redeemed), the lesser of (a) the aggregate of the Liquidation Amount and all accumulated and unpaid Distributions to the date of payment, to the extent that the Trust has funds on hand available therefor at such time, and (b) the amount of assets of the Trust remaining available for distribution to holders of the Trust Securities after the satisfaction of liabilities to creditors of the Trust as required by applicable law. See "Description of New Guarantee."

   The holders of not less than a majority in aggregate Liquidation Amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of the Guarantee or to direct the exercise of any trust power conferred upon the Guarantee Trustee under the Guarantee. Any holder of the Trust Securities may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity. If the Corporation were to default on its obligation to pay amounts payable under the Junior Subordinated Debt Securities, the Trust would lack funds for the payment of Distributions or amounts payable on redemption of the Capital Securities or otherwise, and, in such event, holders of the Capital Securities would not be able to rely upon the Guarantee for payment of such amounts. Instead, in the event a Debenture Event of Default shall have occurred and be continuing and such event is attributable to the failure of the Corporation to pay principal of or interest on the Junior Subordinated Debt Securities on the applicable payment date, then a holder of Capital Securities may institute a Direct Action. Notwithstanding any payments made to a holder of Capital Securities by the Corporation in connection with a Direct Action, the Corporation shall remain obligated to pay the principal of and interest on the Junior Subordinated Debt Securities, and the Corporation shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Corporation to such holder in any Direct Action. Except as described herein, holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Junior Subordinated Debt Securities or assert directly any other rights in respect of the Junior Subordinated Debt Securities. See "Description of New Junior Subordinated Debt Securities--Enforcement of Certain Rights by Holders of Capital Securities," "Description of New Junior Subordinated Debt Securities--Debenture Events of Default" and "Description of New Guarantee." The Declaration provides that each holder of Capital Securities by acceptance thereof agrees to the provisions of the New Guarantee and the Indenture. The Bank of New York currently acts as Guarantee Trustee under the Old Guarantee and will act as Guarantee Trustee under the New Guarantee. In addition, the Guarantee Trustee currently holds the Old Guarantee for the benefit of the holders of the Old Capital Securities and will hold the New Guarantee for the benefit of the holders of the New Capital Securities. The Bank of New York also acts as Property Trustee under the Declaration and as Debenture Trustee under the Indenture.

Limited Voting Rights

   Holders of Capital Securities will generally have limited voting rights relating only to the modification of the Capital Securities, the dissolution, winding-up or liquidation of the Trust, and the exercise of the Trust's rights as holder of Junior Subordinated Debt Securities. The right to vote to appoint, remove or replace the Property Trustee, the Delaware Trustee or the Administrative Trustees is vested exclusively in the holder of the Common Securities except, with respect to the Property Trustee and the Delaware Trustee, upon the occurrence of certain events described herein. The Property Trustee, the Administrative Trustees and the Corporation may amend the Declaration without the consent of holders of Capital Securities to ensure that the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation or, as other than a grantor trust, even if such action adversely affects the interests of such holders. See "Description of New Capital Securities--Removal of Issuer Trustees" and "Description of New Capital Securities--Voting Rights; Amendment of the Declaration."

Regulatory Capital Requirements

   The Corporation and the Bank are subject to regulatory capital guidelines. At June 30, 1997, the Bank was in compliance with applicable regulatory capital requirements. The Corporation, at that date, had a total capital to risk-weighted assets ratio of 13.65% and a Tier 1 Capital to risk-weighted assets ratio of 10.51%, both above the minimum requirements of 8.0% and 4.0%, respectively. The Corporation's leverage ratio at that date was 8.11%.

   Although the minimum leverage ratio requirement is 3.00%, most bank holding companies, including the Corporation, are expected to maintain an additional cushion of at least 100 to 200 basis points above the minimum. However, the Federal Reserve may assign a specific capital ratio to an individual bank holding company, including the Corporation, based on its assessment of asset quality, earnings performance, interest-rate risk and liquidity. As of the date of this Prospectus, the Federal Reserve has not advised the Corporation of a specific leverage ratio requirement.

   There can be no assurance that either the Corporation or the Bank will continue to be able to meet their respective minimum capital ratios. In the event that the Corporation or the Bank falls below the minimum capital requirements described above, agencies may take regulatory action including, in the case of the Bank, "prompt corrective action." Such actions could impair the Corporation's ability to make principal and interest payments on the Junior Subordinated Debt Securities.

Consequences of a Failure to Exchange Old Capital Securities

   The Old Capital Securities have not been registered under the Securities Act or any state securities laws and therefore may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, or pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with certain other conditions and restrictions. Old Capital Securities that remain outstanding after consummation of the Exchange Offer will continue to bear a legend reflecting such restrictions on transfer. In addition, upon consummation of the Exchange Offer, holders of Old Capital Securities that remain outstanding will not be entitled to any rights to have such Old Capital Securities registered under the Securities Act or to any similar rights under the Registration Agreement (subject to certain limited exceptions). The Corporation and the Trust do not intend to register under the Securities Act any Old Capital Securities which remain outstanding after consummation of the Exchange Offer (subject to such limited exceptions, if applicable).

   To the extent that Old Capital Securities are tendered and accepted in the Exchange Offer, a holder's ability to sell untendered Old Capital Securities could be adversely affected. In addition, to the extent that Old Capital Securities are tendered and accepted in connection with the Exchange Offer, any trading market for Old Capital Securities which remain outstanding after the Exchange Offer could be adversely affected.

   The New Capital Securities and any Old Capital Securities that remain outstanding after consummation of the Exchange Offer will constitute a single series of Capital Securities under the Declaration and, accordingly, will vote together as a single class for purposes of determining whether holders of the requisite percentage in outstanding Liquidation Amount thereof have taken certain actions or exercised certain rights under the Declaration. See "Description of New Capital Securities--General."

   The Registration Agreement provides that if the Exchange Offer is not consummated by November 19, 1997, the Distribution rate borne by the holders of Old Capital Securities will increase by 0.25% per annum commencing on November 20, 1997 until the Exchange Offer is consummated. The aggregate amount of such additional Distributions payable pursuant to the foregoing provisions will in no event exceed 0.50% per annum. See "Description of Old Capital Securities." Upon consummation of the Exchange Offer, the holders of Capital Securities will not be entitled to any such increase in the Distribution rate thereon.

Absence of Public Market

   The Old Capital Securities have not been registered under the Securities Act and will be subject to significant restrictions on resale to the extent that they are not exchanged for New Capital Securities. Although the New Capital Securities will generally be permitted to be resold or otherwise transferred by the holders (who are not affiliates of the Corporation or the Trust) without compliance with the registration requirements under the Securities Act, they will constitute a new issue of securities with no established trading market. The Capital Securities may be transferred only in blocks having a Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof. There is no existing market for the New Capital Securities and there can be no assurance as to the development or liquidity of any markets that may develop for the New Capital Securities, the ability of the holders to sell their New Capital Securities or at what price holders of the New Capital Securities will be able to sell their New Capital Securities. Future trading prices of the Capital Securities will depend on many factors including, among other things, prevailing interest rates, the Corporation's operating results and the market for similar securities. The Initial Purchasers informed the Trust and the Corporation in connection with the offering of the Old Capital Securities that they each intended to make a market in the Old Capital Securities and, if issued, the New Capital Securities; however, the Initial Purchasers are not obligated to do so, and any such market making activity may be discontinued at any time without notice to the holders of the New Capital Securities.

   Notwithstanding the registration of the New Capital Securities pursuant to the Exchange Offer, holders who are Affiliates of the Corporation or the Trust may publicly offer for sale or resell the New Capital Securities only in compliance with the provision of Rule 144 under the Securities Act.

   Each Participating Broker-Dealer that receives New Capital Securities for its own account in exchange for Old Capital Securities, where such Old Capital Securities were acquired by such Participating Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it acquired the Old Capital Securities for its own account as the result of market-making activities or other trading activities and must agree that it will deliver a prospectus in connection with any resale of such New Capital Securities. See "Plan of Distribution."

Exchange Offer Procedures

   Subject to certain exceptions more fully described under "The Exchange Offer--Acceptance for Exchange and Issuance of New Capital Securities," issuance of the New Capital Securities in exchange for Old Capital Securities pursuant to the Exchange Offer will be made only after a timely receipt by the Exchange Agent of such Old Capital Securities (unless such holder complies with the procedures specified for guaranteed delivery of the Old Capital Securities), a properly completed and duly executed Letter of Transmittal or Agent's Message in lieu thereof and all other required documents. Therefore, holders of the Old Capital Securities desiring to tender such Old Capital Securities in exchange for New Capital Securities should allow sufficient time to ensure timely delivery. None of the Corporation, the Trust or the Exchange Agent is under any duty to give notification of defects or irregularities with respect to the tenders of Old Capital Securities for exchange.

              USE OF PROCEEDS FROM SALE OF OLD CAPITAL SECURITIES

   Neither the Trust nor the Corporation will receive cash proceeds from the issuance of the New Capital Securities offered hereby. In consideration for issuing the New Capital Securities in exchange for Old Capital Securities as described in this Prospectus, the Trust will receive Old Capital Securities in like Liquidation Amount. The Old Capital Securities surrendered in exchange for the New Capital Securities will be retired and canceled.

   The net proceeds to the Trust from the offering of the Old Capital Securities were $99,134,000.

   All of the proceeds from the sale of the Old Capital Securities and Common Securities were invested by the Trust in the Old Junior Subordinated Debt Securities. The Corporation has applied the net proceeds from the sale of the Old Junior Subordinated Debt Securities to its general funds to be used for general corporate purposes, including, from time to time, the making of advances to its subsidiaries. In addition, a portion of the net proceeds has been used by the Corporation to repurchase 2 million shares of its outstanding Common Stock for an initial aggregate repurchase price of approximately $55.8 million, including expenses, pursuant to an accelerated stock repurchase program. Final settlement on this transaction is expected to occur in the third quarter of 1997.

                       CENTRAL FIDELITY CAPITAL TRUST I

   The Trust is a statutory business trust formed under Delaware law pursuant to (i) the original declaration of trust executed by the Corporation, as Depositor, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein, which original declaration of trust was amended and restated and executed on April 23, 1997 by the Corporation, as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein, and (ii) the filing of a certificate of trust with the Delaware Secretary of State on April 2, 1997. The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of the Trust Securities to acquire the Junior Subordinated Debt Securities and
(iii) engaging in only those other activities necessary or incidental thereto (such as engaging in this Exchange Offer). Accordingly, the Junior Subordinated Debt Securities will be the sole assets of the Trust, and payments under the Junior Subordinated Debt Securities will be the sole revenues of the Trust. All of the Common Securities are owned by the Corporation. The Common Securities rank pari passu, and payments will be made thereon pro rata, with the Capital Securities, except that upon the occurrence and continuance of any Debenture Event of Default (or an event that, with notice or the passage of time, would become such an Event of Default) or an Event of Default under the Declaration, the rights of the Corporation as holder of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinated to the rights of the holders of the Capital Securities. See "Description of New Capital Securities--Subordination of Common Securities." The Corporation has acquired Common Securities in an aggregate Liquidation Amount equal to approximately 3% of the total capital of the Trust. The Trust has a term of 40 years, but may terminate earlier as provided in the Declaration. The Trust's business and affairs are conducted by its trustees, each appointed by the Corporation, as holder of the Common Securities. The trustees for the Trust are The Bank of New York, as the Property Trustee, The Bank of New York (Delaware), as the Delaware Trustee, and three individual trustees as Administrative Trustees who are employees or officers of or affiliated with the Corporation. The Bank of New York, as Property Trustee, will act as sole indenture trustee under the Declaration. The Bank of New York also acts as trustee under the Old Guarantee Agreement and the Indenture and will act as trustee under the New Guarantee Agreement. See "Description of New Junior Subordinated Debt Securities" and "Description of New Guarantee." The holder of the Common Securities, or the holders of a majority in Liquidation Amount of the Capital Securities if an Event of Default under the Declaration resulting from a Debenture Event of Default has occurred and is continuing, are entitled to appoint, remove or replace the Property Trustee and/or Delaware Trustee. In no event will the holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees; such voting rights are vested exclusively in the holder of the Common Securities. The duties and obligations of each Issuer Trustee are governed by the Declaration. Pursuant to the expense provisions under the Indenture, the Corporation, as obligor on the Junior Subordinated Debt Securities, will pay all fees and expenses related to the Trust and this Exchange Offer and will pay, directly or indirectly, all ongoing costs, expenses and liabilities of the Trust. See "Description of New Capital Securities--Expenses and Taxes." The address and telephone number of the principal executive office of the Trust is c/o

                         Central Fidelity Banks, Inc.
                             1021 East Cary Street
                                P.O. Box 27602
                         Richmond, Virginia 23261-7602
                           Telephone: (804) 697-7145
                               William N. Stoyko
                              Corporate Secretary

                               CENTRAL FIDELITY

   Central Fidelity, the third largest banking company headquartered in Virginia, serves Virginia markets primarily through its wholly-owned banking subsidiary, Central Fidelity National Bank, a national banking association. At June 30, 1997, the Bank operated 243 branch offices, including 28 full-service supermarket locations, and 237 automated teller machines throughout the Commonwealth of Virginia. Central Fidelity was formed in the late 1970s through the consolidation of two bank holding companies, Central National Corporation and Fidelity American Bankshares, Inc., the earliest predecessors of which were organized in 1911 and 1865, respectively. At June 30, 1997, Central Fidelity had total assets of approximately $10.7 billion, deposits of approximately $8.1 billion and shareholders' equity of approximately $803.6 million.

   Central Fidelity, through the Bank and its other subsidiaries, provides a wide variety of financial services to a broad customer base of individuals, corporations, institutions and governments primarily located in Virginia. The Bank is an issuer of MasterCard(R) and VISA(R) credit cards. Through the use of reciprocally shared automated teller machines, Central Fidelity can deliver services through its membership in the Internet/HONOR(R) regional and PLUS(R) national networks of automated teller machines. Central Fidelity also engages in limited international banking activities, primarily in connection with foreign trade financing for Virginia-based companies. In addition to traditional retail and commercial banking activities Central Fidelity generates noninterest income by sales of trust and fiduciary services, annuities and other investment services.

   Year Ended December 31, 1996. Central Fidelity's net income for 1996 was $112.7 million, an increase of 7.0% from the $105.4 million reported for 1995. Central Fidelity's net interest income, on a taxable equivalent basis, was $382.4 million for 1996, an increase of 10.1% from $347.3 million in 1995. Noninterest income was $85.9 million for 1996 compared to $79.7 million in 1995, an increase of 7.8%. Noninterest expense increased 5.8% to $251.9 million for 1996 compared to $238.2 million in 1995. The increase of noninterest expense for 1996 was adversely affected by the special Savings Association Insured Fund ("SAIF") assessment in the amount of $4.0 million for the year. The assessment was a one-time charge by the Federal Deposit Insurance Corporation ("FDIC") to recapitalize the SAIF, and was assessed on deposits acquired for SAIF-insured entities. Another contributing factor was a $2.3 million charge associated with certain severance arrangements. As a result of higher consumer loan charge-offs during 1996, the provision for loan losses was $43.9 million in 1996, representing an increase of 64.2% from $26.7 million in 1995.

   Earning assets averaged $9.9 billion in 1996, compared to $9.7 billion in 1995, an increase of 1.4%. Total loans increased $486.2 million in 1996, or 8.1% from 1995, averaging $6.5 billion. Consumer loan categories accounted for the majority of the loan growth. Securities available for sale declined 9.4% to an average of $3.3 billion in 1996. Trading account securities averaged $1.9 million in 1996, reflecting an increase of 72.7% from 1995. Money market investments declined 7.6% from 1995 to an average of $95.9 million in 1996.

   Interest-bearing liabilities averaged $8.5 billion in 1996, down $31.3 million from 1995. Interest-bearing deposits increased 2.9% from 1995 to an average of $6.8 billion in 1996. Certificates of deposit $100,000 and over contributed the largest growth to total average interest-bearing deposits, up 26.7%. Borrowings from the Federal Home Loan Bank and other short-term borrowings also contributed to the growth in funding sources, up 28.2% and 13.0%, respectively. Medium-term notes, capitalized lease obligations and federal funds purchased and repos all registered declines for 1996, down 79.8%, 6.3% and 6.2%, respectively. The 79.8% decline in medium-term notes was a result of notes maturing during 1996.

   Shareholders' equity grew 8.8% to an average of $819.9 million in 1996 from $753.4 million in 1995. The return on average shareholders' equity of 13.75% in 1996 declined from 13.99% in 1995.

   Six Months Ended June 30, 1997. Central Fidelity's net income for the six months ended June 30, 1997 was $61.6 million, an increase of 8.4% from the $56.8 million reported for the first six months of 1996. Central Fidelity's net interest income on a taxable equivalent basis for the six months ended June 30, 1997 was $202.8 million, an 8.6% increase from the net interest income reported in the corresponding 1996 period. Noninterest income for the Corporation increased 19.7% to $49.8 million for the first six months of 1997 compared with $41.6 million for the same period in 1996. Such increase resulted from growth in deposit fees and other charges, increases in mutual funds and annuity sales as well as increased ATM charges. Noninterest expense increased 8.2% to $130.4 million for the first six months of 1997 compared to the corresponding 1996 period. Such growth was due primarily to higher personnel, occupancy and equipment costs. Interest expense on interest-bearing liabilities in the first six months of 1997 declined 4.8% to $199.2 million from the corresponding 1996 period.

   The Corporation's provision for loan losses increased to $27.6 million for the six months ended June 30, 1997 compared with $21.0 million for the corresponding period in 1996, as a result of a higher level of net charge-offs. Such higher levels of net charge-offs resulted principally from losses in consumer portfolios and a $3.7 million non-recurring loss in the Corporation's commercial loan portfolio.

   For the first six months of 1997, Central Fidelity's average earning assets declined $67.2 million and interest earned on earning assets increased by a modest $6.0 million from the levels recorded in the first six months of 1996. The decline in earning assets was due primarily to the lower levels of securities available for sale and money market investments during the first six months of 1997.

   Central Fidelity's total assets as of June 30, 1997 were $10.7 billion, a modest increase from $10.5 billion at the end of 1996. Total loans at June 30, 1997 increased to $6.9 billion, an increase of 3.3% from the balance at December 31, 1996, primarily as a result of the increase in the Corporation's commercial and consumer mortgage loan portfolios. Central Fidelity's total deposits were $8.1 billion at June 30, 1997, flat from the level of total deposits at December 31, 1996. Shareholders' equity at June 30, 1997 was $803.6 million, or 7.5% of total assets, as compared to $846.5 million, or 8.0% of total assets, at December 31, 1996. The return on average shareholders' equity was 15.09% for the first six months of 1997 compared to 13.95% for the first six months of 1996.

   Stock Repurchase Program. On March 6, 1997, the Corporation announced that its Board of Directors granted authority for the Corporation to purchase up to an additional 3 million shares of its Common Stock under a repurchase program that commenced in January 1996. On May 1, 1997, the Corporation entered into an accelerated stock repurchase program under which 2 million shares of its outstanding Common Stock were acquired and cancelled for an initial amount of $55,810,000. Final settlement on this transaction is expected to occur in the third quarter of 1997. On June 24, 1997, the Corporation announced that it had rescinded its program to repurchase its Common Stock. See "Use of Proceeds from Sale of Old Capital Securities."

   Central Fidelity is a legal entity separate and distinct from the Bank and its nonbanking subsidiaries. Accordingly, the right of Central Fidelity, and thus the right of Central Fidelity's creditors, to participate in any distribution of the assets or earnings of the Bank or any other subsidiary is necessarily subject to the prior claims of creditors of the Bank or such subsidiary, except to the extent that claims of Central Fidelity in its capacity as a creditor may be recognized. The principal sources of Central Fidelity's revenues are dividends and fees from the Bank.

   Central Fidelity, a Virginia corporation, is a bank holding company registered with the Federal Reserve under the BHCA. Central Fidelity's executive offices are located at 1021 East Cary Street, Richmond, Virginia 23219. Its mailing address is Post Office Box 27602, Richmond, Virginia 23261-7602, and its telephone number is (804) 782-4000.

                              RECENT DEVELOPMENTS

   On June 23, 1997, the Corporation entered into a definitive Agreement and Plan of Merger with Wachovia, providing for the merger of the Corporation with and into Wachovia. The agreement has been approved by the boards of directors of both companies and is subject to the approval of the shareholders of the Corporation and appropriate regulatory agencies. The merger is expected to be accounted for as a pooling of interests and will result in a tax-free exchange of 0.63 shares of Wachovia's common stock for each share of Common Stock of the Corporation. In addition, the Corporation entered into a stock option agreement granting Wachovia the option to purchase approximately 19.9% of the Corporation's outstanding shares of Common Stock under certain circumstances.

   Wachovia, which has dual headquarters in Winston-Salem, North Carolina and Atlanta, Georgia, is the 20th largest banking company in the United States based on total assets. As of March 31, 1997, Wachovia had total assets of approximately $47.5 billion. As of the same date, Wachovia had 473 banking offices and 830 ATM's, predominantly located in North Carolina, South Carolina and Georgia. In addition, on June 10, 1997, Wachovia announced that it had reached a definitive agreement to merge with Jefferson Bankshares, Inc., a Virginia corporation, headquartered in Charlottesville, Virginia, which operates principally in the Charlottesville, Tidewater, Richmond, Fredericksburg and Shenandoah Valley markets of Virginia.

            RATIO OF EARNINGS TO FIXED CHARGES FOR THE CORPORATION

   The following table sets forth the consolidated ratios of earnings to fixed charges for the Corporation for each of the years in the five-year period ended December 31, 1996 and for each of the six months ended June 30, 1997 and June 30, 1996. For purposes of computing these ratios, earnings represent net income, plus total taxes based on income, plus fixed charges. Fixed charges include interest expense (ratios are presented both excluding and including interest on deposits), the estimated interest component of net rental expense and amortization of debt expense.

                                   Six Months
                                      Ended
                                    June 30,     Years Ended December 31,
                                   ----------- -----------------------------
                                   1997  1996  1996  1995  1994  1993  1992
                                   ----- ----- ----- ----- ----- ----- -----
Ratio of Earnings to Fixed Charges
Excluding interest on deposits.... 3.01x 2.65x 2.74x 2.33x 2.37x 3.72x 3.98x
Including interest on deposits.... 1.45x 1.39x 1.40x 1.35x 1.37x 1.50x 1.38x

                   SELECTED HISTORICAL FINANCIAL INFORMATION

   The following unaudited consolidated summary sets forth selected financial data for Central Fidelity and its subsidiaries for each of the years in the five-year period ended December 31, 1996 and for each of the six-month periods ended June 30, 1997 and June 30, 1996. The following summary should be read in conjunction with the financial information incorporated herein by reference to other documents and Central Fidelity's press release dated July 9, 1997. See "Incorporation of Certain Documents by Reference."

                                 Six Months Ended
                                     June 30,                              Years Ended December 31,
                             ------------------------  ---------------------------------------------------------------
                                1997         1996         1996         1995         1994         1993         1992
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                                (In thousands, except ratios and per share amounts)
SUMMARY OF
 OPERATIONS:
Interest income............. $   398,642  $   392,383  $   788,620  $   771,920  $   664,797  $   613,845  $   579,174
Interest expense............     199,185      209,180      413,353      432,295      330,691      289,731      285,697
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net interest income.........     199,457      183,203      375,267      339,625      334,106      324,114      293,477
Provision for loan losses...      27,565       20,951       43,865       26,713       24,359       79,509       99,757
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net income from earning
 assets.....................     171,892      162,252      331,402      312,912      309,747      244,605      193,720
Noninterest income..........      49,768       41,579       85,915       79,675       59,238      125,920      116,411
Noninterest expense.........     130,370      120,534      251,941      238,165      245,065      223,274      200,833
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before income taxes..      91,290       83,297      165,376      154,422      123,920      147,251      109,298
Income taxes................      29,715       26,507       52,674       49,052       39,056       44,334       30,782
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net income.................. $    61,575  $    56,790  $   112,702  $   105,370  $    84,864  $   102,917  $    78,516
                             -----------  -----------  -----------  -----------  -----------  -----------  -----------
PER SHARE DATA:
Net income.................. $      1.06  $      0.95  $      1.89  $      1.77  $      1.45  $      1.77  $      1.50
Cash dividends declared.....        0.46         0.42         0.86         0.79         0.76         0.68         0.55
Book value..................       14.17        13.54        14.26        13.71        10.56        12.41        10.44
Average shares outstanding..  58,068,245   60,041,921   59,736,817   59,673,709   58,741,982   58,102,754   52,440,425
PERIOD-END BALANCE
 SHEET DATA:
Total assets................ $10,668,698  $10,491,529  $10,540,360  $10,810,974  $10,054,172  $ 9,662,284  $ 8,712,315
Loans.......................   6,939,448    6,474,293    6,716,836    6,316,813    5,772,093    4,812,509    3,953,354
Allowance for loan losses...     110,000      110,000      110,000      110,000      110,000      105,000      101,800
Earning assets..............  10,043,462    9,913,528    9,937,036   10,179,856    9,456,750    9,107,251    8,139,100
Deposits....................   8,076,620    7,964,060    8,071,454    7,985,898    7,227,244    6,656,016    6,672,453
Long-term debt..............     249,425      150,350      150,324      150,386      150,440      151,389      158,423
Shareholders' equity........     803,565      808,524      846,499      826,547      623,072      726,137      601,987
PERFORMANCE
 RATIOS:
Return on average assets....        1.19%        1.09%        1.09%        1.03%        0.89%        1.16%        1.06%
Return on average
 shareholders' equity.......       15.09        13.95        13.75        13.99        12.72        15.91        15.60
Net interest margin.........        4.16         3.80         3.88         3.58         3.79         3.98         4.40
Efficiency..................       51.76        52.21        53.38        55.85        54.60        51.36        53.30
Dividend payout.............       43.40        44.21        45.50        44.63        52.41        38.42        36.67
ASSET QUALITY
 RATIOS:
Nonaccrual loans to loans...        0.62%        0.72%        0.57%        0.77%        1.17%        1.94%        2.13%
Nonperforming assets to
 loans and foreclosed
 properties.................        0.83         0.94         0.80         1.04         1.56         2.72         2.82
Net charge-offs to average
 loans......................        0.81         0.66         0.68         0.45         0.36         1.80         1.58
Provision for loan losses to
 average loans..............        0.81         0.66         0.68         0.45         0.46         1.87         2.67
Allowance to loans..........        1.59         1.70         1.64         1.74         1.91         2.18         2.58
Allowance to nonaccrual
 loans......................        2.56x        2.36x        2.85x        2.26x        1.63x        1.12x        1.21x
Allowance to nonperforming
 assets.....................        1.91x        1.81x        2.04x        1.67x        1.22x        0.79x        0.91x
LIQUIDITY AND
 CAPITAL RATIOS:
Loans to deposits...........       85.92%       81.29%       83.22%       79.10%       79.87%       72.30%       59.25%
Equity to assets............        7.53         7.71         8.03         7.65         6.20         7.52         6.91
Tangible equity to tangible
 assets.....................        6.92         7.07         7.42         7.08         5.90         7.19         6.53
Tier 1 capital..............       10.51         9.95        10.09         9.87        10.36        11.06         9.46
Total capital...............       13.65        13.18        13.29        13.12        13.85        14.88        13.22
Leverage....................        8.11         7.35         7.57         7.06         7.04         7.10         6.85

                                CAPITALIZATION

   The following table sets forth the consolidated capitalization of Central Fidelity at June 30, 1997. The issuance of the New Capital Securities in the Exchange Offer will have no effect on the capitalization of the Corporation. The Capital Securities are treated as long-term debt. This table is based on, and is qualified in its entirety by, the historical consolidated financial statements of Central Fidelity, including the related notes thereto, which are included in documents incorporated by reference herein, and should be read in conjunction therewith.

                                                                         June 30, 1997
                                                                     ----------------------
                                                                     (Dollars in thousands)
Long-term debt......................................................       $  249,425
Capitalized lease obligations.......................................            7,111
Shareholders' Equity
Preferred stock, none issued
Common Stock, par value $5 per share, authorized 100,000,000 shares,
  shares outstanding--56,724,684....................................          283,623
Capital surplus.....................................................          108,484
Unamortized deferred compensation...................................             (682)
Retained earnings...................................................          403,526
Unrealized gains on securities available for sale,
 net of income taxes................................................            8,614
                                                                           ----------
Total shareholders' equity..........................................          803,565
Total capitalization................................................       $1,060,101
                                                                           ----------
Consolidated Capital Ratios
Equity to assets....................................................             7.53%
Tier 1 Capital......................................................            10.51
Total Capital.......................................................            13.65

                             ACCOUNTING TREATMENT

   The financial statements of the Trust will be consolidated into the Corporation's consolidated financial statements, with the Capital Securities treated as long-term debt. The financial statement footnotes of the Corporation will reflect that the sole asset of the Trust will be $103,093,000 principal amount of the Junior Subordinated Debt Securities maturing on April 15, 2027. All future reports filed by the Corporation under the Exchange Act will present information regarding the Trust and any other similar trusts in the manner described above.

                             REGULATORY TREATMENT

   As a registered bank holding company, the Corporation is required by the Federal Reserve to maintain certain levels of capital for bank regulatory purposes. The Corporation expects that the Capital Securities will be treated as "Tier 1 Capital" of the Corporation for such purposes.

                              THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

   In connection with the sale of the Old Capital Securities, the Corporation and the Trust entered into the Registration Agreement with the Initial Purchasers, pursuant to which the Corporation and the Trust agreed to file and to use their reasonable best efforts to cause to be declared effective by the Commission a Registration Statement with respect to the exchange of the Old Capital Securities for capital securities with terms identical in all material respects to the terms of the Old Capital Securities. A copy of the Registration Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.

   The Exchange Offer is being made to satisfy the contractual obligations of the Corporation and the Trust under the Registration Agreement. The form and terms of the New Capital Securities are the same as the form and terms of the Old Capital Securities, except that the New Capital Securities (i) have been registered under the Securities Act and therefore will not be subject to certain restrictions on transfer applicable to the Old Capital Securities and
(ii) will not provide for any increase in the Distribution rate thereon. In that regard, the Registration Agreement provides, among other things, that, if the Exchange Offer is not consummated by November 19, 1997, except in limited circumstances, the Distribution rate borne by the Old Capital Securities will increase by 0.25% per annum commencing on November 20, 1997 until the Exchange Offer is consummated. The aggregate amount of such additional Distributions payable pursuant to the foregoing provisions will in no event exceed 0.50% per annum. Upon consummation of the Exchange Offer, holders of Old Capital Securities will not be entitled to any such increase in the Distribution rate thereon or any further registration rights under the Registration Agreement, except under limited circumstances. See "Risk Factors--Consequences of a Failure to Exchange Old Capital Securities" and "Description of Old Securities."

   The Exchange Offer is not being made to, nor will the Trust or the Corporation accept tenders for exchange from, holders of Old Capital Securities in any jurisdiction in which the Exchange Offer or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

   Unless the context requires otherwise, the term "holder" with respect to the Exchange Offer means any person in whose name the Old Capital Securities are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Old Capital Securities are held of record by DTC who desires to deliver such Old Capital Securities by book-entry transfer at DTC.

   Pursuant to the Exchange Offer, the Corporation will exchange as soon as practicable after the date hereof the Old Guarantee for the New Guarantee and $100,000,000 aggregate principal amount of the Old Junior
Subordinated Debt Securities for a like aggregate principal amount of the New Junior Subordinated Debt Securities. The New Guarantee and the New Junior Subordinated Debt Securities have been registered under the Securities Act.

Terms of Exchange

   The Trust and the Corporation hereby offer, upon the terms and subject to the conditions set forth in this Prospectus and in the accompanying Letter of Transmittal, to exchange up to $100,000,000 aggregate Liquidation Amount of New Capital Securities for a like aggregate Liquidation Amount of Old Capital Securities properly tendered on or prior to the Expiration Date and not properly withdrawn in accordance with the procedures described below. The Trust will issue, promptly after the Expiration Date, an aggregate Liquidation Amount of up to $100,000,000 of New Capital Securities in exchange for a like Liquidation Amount of outstanding Old Capital Securities tendered and accepted in connection with the Exchange Offer. Holders may tender their Old Capital Securities in whole or in part in a Liquidation Amount of not less than $100,000 or any integral multiple of $1,000 in excess thereof.

   The Exchange Offer is not conditioned upon any minimum Liquidation Amount of Old Capital Securities being tendered. As of the date of this Prospectus, $100,000,000 aggregate Liquidation Amount of Old Capital Securities is outstanding.

   Holders of Old Capital Securities do not have any appraisal or dissenters' rights in connection with the Exchange Offer. Old Capital Securities that are not tendered for or are tendered but not accepted in connection with the Exchange Offer will remain outstanding and be entitled to the benefits of the Declaration, but will not be entitled to any further registration rights under the Registration Agreement, except under limited circumstances. See "Risk Factors--Consequences of a Failure to Exchange Old Capital Securities" and "Description of Old Securities."

   If any tendered Old Capital Securities are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth herein or otherwise, certificates for any such unaccepted Old Capital Securities will be returned, without expense, to the tendering holder thereof promptly after the Expiration Date.

   Holders who tender Old Capital Securities in connection with the Exchange Offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the Letter of Transmittal, transfer taxes with respect to the exchange of Old Capital Securities in connection with the Exchange Offer. The Corporation will pay all charges and expenses, other than certain applicable taxes described below, in connection with the Exchange Offer. See "--Fees and Expenses."

   NEITHER THE BOARD OF DIRECTORS OF THE CORPORATION NOR ANY TRUSTEE OF THE TRUST MAKES ANY RECOMMENDATION TO HOLDERS OF OLD CAPITAL SECURITIES AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ALL OR ANY PORTION OF THEIR OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER. IN ADDITION, NO ONE HAS BEEN AUTHORIZED TO MAKE ANY SUCH RECOMMENDATION. HOLDERS OF OLD CAPITAL SECURITIES MUST MAKE THEIR OWN DECISION WHETHER TO TENDER PURSUANT TO THE EXCHANGE OFFER AND, IF SO, THE AGGREGATE AMOUNT OF OLD CAPITAL SECURITIES TO TENDER AFTER READING THIS PROSPECTUS AND THE LETTER OF TRANSMITTAL AND CONSULTING WITH THEIR ADVISERS, IF ANY, BASED ON THEIR OWN FINANCIAL POSITION AND REQUIREMENTS.

Expiration Date; Extensions; Amendments

   The term "Expiration Date" means 5:00 p.m., New York City time, on September 2, 1997, unless the Exchange Offer is extended by the Corporation and the Trust (in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended).

   The Corporation and the Trust expressly reserve the right in their sole discretion, subject to applicable law, at any time and from time to time, (i) to delay the acceptance of the Old Capital Securities for exchange, (ii) to terminate the Exchange Offer (whether or not any Old Capital Securities have theretofore been accepted for exchange) if the Corporation and the Trust determine, in their sole discretion, that any of the events or conditions referred to under "--Conditions to the Exchange Offer" have occurred or exist,
(iii) to extend the Expiration Date of the Exchange Offer and retain all Old Capital Securities tendered pursuant to the Exchange Offer, subject, however, to the right of holders of Old Capital Securities to withdraw their tendered Old Capital Securities as described under "--Withdrawal Rights," and (iv) to waive any condition or otherwise amend the terms of the Exchange Offer in any respect. If the Exchange Offer is amended in a manner determined by the Corporation and the Trust to constitute a material change, or if the Corporation and the Trust waive a material condition of the Exchange Offer, the Corporation and the Trust will promptly disclose such amendment by means of an amended or supplemented Prospectus that will be distributed to the registered holders of the Old Capital Securities, and the Corporation and the Trust will extend the Exchange Offer to the extent required by Rule 14e-1 under the Exchange Act.

   Any such delay in acceptance, extension, termination or amendment will be followed promptly by oral or written notice thereof to the Exchange Agent and by making a public announcement thereof, and such announcement in the case of an extension will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Corporation and the Trust may choose to make any public announcement and subject to applicable law, the Corporation and the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a release to an appropriate news agency.

Acceptance for Exchange and Issuance of New Capital Securities

   Upon the terms and subject to the conditions of the Exchange Offer, the Trust will exchange, and will issue to the Exchange Agent, New Capital Securities for Old Capital Securities validly tendered and not withdrawn (pursuant to the withdrawal rights described under "--Withdrawal Rights") promptly after the Expiration Date.

   In all cases, delivery of New Capital Securities in exchange for Old Capital Securities tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) Old Capital Securities or a book-entry confirmation of a book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC, including an Agent's Message if the tendering holder has not delivered a Letter of Transmittal, (ii) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal and (iii) any other documents required by the Letter of Transmittal.

   The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Trust and the Corporation may enforce such Letter of Transmittal against such participant.

   Subject to the terms and conditions of the Exchange Offer, the Corporation and the Trust will be deemed to have accepted for exchange, and thereby exchanged, Old Capital Securities validly tendered and not withdrawn as, if and when the Trust gives oral or written notice to the Exchange Agent of the Corporation's and the Trust's acceptance of such Old Capital Securities for exchange pursuant to the Exchange Offer. The Exchange Agent will act as agent for the Corporation and the Trust for the purpose of receiving tenders of Old Capital Securities, Letters of Transmittal and related documents, and as agent for tendering holders for the purpose of receiving Old Capital Securities, Letters of Transmittal and related documents and transmitting New Capital Securities to validly tendering holders. Such exchange will be made promptly after the Expiration Date. If for any reason whatsoever, acceptance for exchange or the exchange of any Old Capital Securities tendered pursuant to the Exchange Offer is delayed (whether before or after the Corporation's and the Trust's acceptance for exchange of Old Capital Securities) or the Corporation and the Trust extend the Exchange Offer or are unable to accept for exchange or exchange Old Capital Securities tendered pursuant to the Exchange Offer, then, without prejudice to the Corporation's and the Trust's rights set forth herein, the Exchange Agent may, nevertheless, on behalf of the Corporation and the Trust and subject to Rule 14e-1(c) under the Exchange Act, retain tendered Old Capital Securities and such Old Capital Securities may not be withdrawn except to the extent tendering holders are entitled to withdrawal rights as described under "--Withdrawal Rights."

   Pursuant to the Letter of Transmittal or Agent's Message in lieu thereof, a holder of Old Capital Securities will warrant and agree in the Letter of Transmittal or Agent's Message, as the case may be, that it has full power and authority to tender, exchange, sell, assign and transfer Old Capital Securities, that the Trust will acquire good, marketable and unencumbered title to the tendered Old Capital Securities, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Capital Securities tendered for exchange are not subject to any adverse claims or proxies. The holder also will warrant and agree that it will, upon request, execute and deliver any additional documents deemed by the Corporation, the Trust or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Capital Securities tendered pursuant to the Exchange Offer.

Procedures for Tendering Old Capital Securities

   Valid Tender. Except as set forth below, in order for Old Capital Securities to be validly tendered pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry tender, an Agent's Message in lieu of the Letter of Transmittal, and any other required documents, must be received by the Exchange Agent at its address set forth under "--Exchange Agent," and either (i) tendered Old Capital Securities must be received by the Exchange Agent, (ii) such Old Capital Securities must be tendered pursuant to the procedures for book-entry transfer set forth below and a book-entry confirmation, including an Agent's Message if the tendering holder has not delivered a Letter of Transmittal, must be received by the Exchange Agent, in each case on or prior to the Expiration Date, or (iii) the guaranteed delivery procedures set forth below must be complied with.

   If a tendering holder is tendering less than all of its Old Capital Securities, the tendering holder should fill in the amount of Old Capital Securities being tendered in the appropriate box on the Letter of Transmittal. If fewer than all of the Old Capital Securities of a holder are tendered for exchange, the untendered Liquidation Amount of the holder's remaining Old Capital Securities must be $100,000 or any integral multiple of $1,000 in excess thereof. The entire amount of Old Capital Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   THE METHOD OF DELIVERY OF CERTIFICATES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. DELIVERY IS RECOMMENDED BY OVERNIGHT DELIVERY OR, IF DELIVERY IS BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   Book Entry Transfer. The Exchange Agent will establish an account with respect to the Old Capital Securities at DTC for purposes of the Exchange Offer within two business days after the date of this Prospectus. Any financial institution that is a participant in DTC's book-entry transfer facility system may make a book-entry delivery of the Old Capital Securities by causing DTC to transfer such Old Capital Securities into the Exchange Agent's account at DTC in accordance with DTC's Authorized Tender Offer Program ("ATOP") procedures for transfers. Such holder of Old Capital Securities using ATOP should transmit its acceptance on DTC on or prior to the Expiration Date (or comply with the guaranteed delivery procedures set forth below). DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Capital Securities into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer, including an Agent's Message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by the Letter of Transmittal and that the Trust and the Corporation may enforce the Letter of Transmittal against such holder.

   DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   Signature Guarantees. Certificates for the Old Capital Securities need not be endorsed and signature guarantees on the Letter of Transmittal are unnecessary unless (i) a certificate for the Old Capital Securities is registered in a name other than that of the person surrendering the certificate or (ii) such registered holder completes the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in the Letter of Transmittal. In the case of (i) or (ii) above, such certificates for Old Capital Securities must be duly endorsed or accompanied by a properly executed bond power, with the endorsement or signature on the bond power and on the Letter of Transmittal guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), unless surrendered on behalf of such Eligible Institution. See Instruction 1 to the Letter of Transmittal.

   Guaranteed Delivery. If a holder desires to tender Old Capital Securities pursuant to the Exchange Offer and the certificates for such Old Capital Securities are not immediately available or time will not permit all required documents to reach the Exchange Agent on or before the Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, such Old Capital Securities may nevertheless be tendered, provided that all of the following guaranteed delivery procedures are complied with:

    (i)such tenders are made by or through an Eligible Institution;

   (ii)a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying the Letter of Transmittal, is received by the Exchange Agent, as provided below, on or prior to the Expiration Date; and

  (iii)the certificates (or a book-entry confirmation) representing all tendered Old Capital Securities, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice.

   Notwithstanding any other provision hereof, the delivery of New Capital Securities in exchange for Old Capital Securities tendered and accepted for exchange pursuant to the Exchange Offer will in all cases be made only after timely receipt by the Exchange Agent of Old Capital Securities, or of a book-entry confirmation with respect to such Old Capital Securities, and a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), together with any required signature guarantees and any other documents required by the Letter of Transmittal. Accordingly, the delivery of New Capital Securities might be made to all tendering holders at the same time, and will depend upon when Old Capital Securities, book-entry confirmations with respect to Old Capital Securities and other required documents are received by the Exchange Agent.

   The Corporation's and the Trust's acceptance for exchange of Old Capital Securities tendered pursuant to any of the procedures described above will constitute a binding agreement among the tendering holder, the Corporation and the Trust upon the terms and subject to the conditions of the Exchange Offer.

   Determination of Validity. All questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tendered Old Capital Securities will be determined by the Corporation and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. The Corporation and the Trust reserve the absolute right, in their sole discretion, to reject any and all tenders determined by them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation or the Trust, be unlawful. The Corporation and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer as set forth under "--Conditions to the Exchange Offer" or any condition or irregularity in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

   The Corporation's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Corporation, the Trust, any affiliates or assigns of the Corporation or Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in tenders or incur any liability for failure to give any such notification.

   If any Letter of Transmittal, endorsement, bond power, power of attorney or any other document required by the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Trust or the Corporation, proper evidence satisfactory to the Corporation and the Trust, in their sole discretion, of such person's authority to so act must be submitted.

   A beneficial owner of Old Capital Securities that are held by or registered in the name of a broker, dealer, commercial bank, trust company or other nominee or custodian is urged to contact such entity promptly if such beneficial holder wishes to participate in the Exchange Offer.

Resales of New Capital Securities

   The Corporation and the Trust are making the Exchange Offer of the New Capital Securities in reliance on the position of the staff of the Division of Corporation Finance of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions. However, neither the Corporation nor the Trust has sought its own interpretive letter, and there can be no assurance that the staff of the Division of Corporation Finance of the Commission would make a similar determination with respect to the Exchange Offer as it has in such interpretive letters to third parties. Based on these interpretations by the staff of the Division of Corporation Finance, and subject to the two immediately following sentences, the Corporation and the Trust believe that New Capital Securities issued pursuant to this Exchange Offer in exchange for Old Capital Securities may be offered for resale, resold and otherwise transferred by a holder thereof (other than a holder who is a broker-dealer) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Capital Securities are acquired in the ordinary course of such holder's business and that such holder is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of such New Capital Securities. However, any holder of Old Capital Securities who is an Affiliate or who intends to participate in the Exchange Offer for the purpose of distributing New Capital Securities, or any broker-dealer who purchased Old Capital Securities from the Trust to resell pursuant to Rule 144A or any other available exemption under the Securities Act, (i) will not be able to rely on the interpretations of the staff of the Division of Corporation Finance of the Commission set forth in the above-mentioned interpretive letters, (ii) will not be entitled to tender such Old Capital Securities in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Capital Securities unless such sale or transfer is made pursuant to an exemption from such requirements. In addition, as described below, Participating Broker-Dealers must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of New Capital Securities.

   Each holder of Old Capital Securities who wishes to exchange Old Capital Securities for New Capital Securities in the Exchange Offer will be required to represent that (i) it is not an Affiliate, (ii) any New Capital Securities to be received by it are being acquired in the ordinary course of its business,
(iii) it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Capital Securities and (iv) if such holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such New Capital Securities. The Letter of Transmittal contains the foregoing representations. In addition, the Corporation and the Trust may require such holder, as a condition to such holder's eligibility to participate in the Exchange Offer, to furnish to the Corporation and the Trust (or an agent thereof) in writing information as to the number of "beneficial

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

owners" (within the meaning of Rule 13d-3 under the Exchange Act) on behalf of whom such holder holds the Capital Securities to be exchanged in the Exchange Offer. Each Participating Broker-Dealer must acknowledge that it acquired the Old Capital Securities for its own account as the result of market-making activities or other trading activities and must agree that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Capital Securities. See "Plan of Distribution." The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Based on the position taken by the staff of the Division of Corporation Finance of the Commission in the interpretive letters referred to above, the Corporation and the Trust believe that Participating Broker-Dealers may fulfill their prospectus delivery requirements with respect to the New Capital Securities received upon exchange of such Old Capital Securities (other than Old Capital Securities which represent an unsold allotment from the original sale of the Old Capital Securities) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such New Capital Securities. Accordingly, this Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer during the period referred to below in connection with resales of New Capital Securities received in exchange for Old Capital Securities where such Old Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions set forth in the Registration Agreement, the Corporation and the Trust have agreed that this Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of such New Capital Securities for a period ending on the close of business on the first anniversary following the Expiration Date or, if earlier, when all such New Capital Securities have been disposed of by such Participating Broker-Dealer. See "Plan of Distribution." Any person, including any Participating Broker-Dealer, who is an Affiliate may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

   In that regard, each Participating Broker-Dealer who surrenders Old Capital Securities pursuant to the Exchange Offer will be deemed to have agreed, by execution of the Letter of Transmittal or delivery of an Agent's Message in lieu thereof, that, upon receipt of notice from the Corporation or the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in this Prospectus untrue in any material respect or which causes this Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference herein, in the light of the circumstances under which they were made, not misleading, or of the occurrence of certain other events specified in the Registration Agreement, such Participating Broker-Dealer will suspend the sale of New Capital Securities pursuant to this Prospectus until the Corporation or the Trust has amended or supplemented this Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Participating Broker-Dealer, or the Corporation or the Trust has given notice that the sale of the New Capital Securities may be resumed, as the case may be.

Withdrawal Rights

   Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date.

   In order for a withdrawal to be effective a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth under "--Exchange Agent" on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate principal amount of Old Capital Securities to be withdrawn, and (if certificates for such Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Old Capital Securities, the tendering holder must submit the certificate numbers shown on the particular Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in "-- Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described above under " -- Procedures for Tendering Old Capital Securities."

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Corporation and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Corporation, the Trust, any Affiliates or assigns of the Corporation or the Trust, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

Distributions on the New Capital Securities

   Each New Capital Security will pay cumulative Distributions from the most recent Distribution Date on the Old Capital Securities, or if no Distributions have been paid on such Old Capital Securities, from April 23, 1997. Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution Date with respect to such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid, will not receive any accumulated Distributions on such Old Capital Securities, and will be deemed to have waived the right to receive any Distributions on such Old Capital Securities accumulated from and after such Distribution Date or, if no such Distributions have been paid, from and after April 23, 1997.

Conditions to the Exchange Offer

   Notwithstanding any other provisions of the Exchange Offer, or any extension of the Exchange Offer, the Corporation and the Trust will not be required to accept for exchange, or to exchange, any Old Capital Securities for any New Capital Securities, and, as described below, may terminate the Exchange Offer (whether or not any Old Capital Securities have theretofore been accepted for exchange) or may waive any conditions to or amend the Exchange Offer, if any of the following conditions has occurred or exists:

    (i) there shall occur a change in the current interpretation by the staff of the Commission (including oral interpretations) which permits the New Capital Securities issued pursuant to the Exchange Offer in exchange for Old Capital Securities to be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers and any such holder which is an Affiliate) without compliance with the registration and prospectus delivery provisions in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Capital Securities;

    (ii) any action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency or body with respect to the Exchange Offer which, in the Corporation's and the Trust's judgment, would reasonably be expected to impair the ability of the Trust or the Corporation to proceed with the Exchange Offer;

    (iii)any law, statute, rule or regulation shall have been adopted or enacted which, in the Corporation's and the Trust's judgment, would reasonably be expected to impair the ability of the Trust or the Corporation to proceed with the Exchange Offer;

    (iv) a banking moratorium shall have been declared by United States federal or New York state authorities which, in the Corporation's and the Trust's judgment, would reasonably be expected to impair the ability of the Trust or the Corporation to proceed with the Exchange Offer;

    (v) trading on the New York Stock Exchange or generally in the United States over-the-counter market shall have been suspended by order of the Commission or any other governmental authority which, in the Trust's and the Corporation's judgment, would reasonably be expected to impair the ability of the Trust or the Corporation to proceed with the Exchange Offer;

    (vi) a stop order shall have been issued by the Commission or any state securities authority suspending the effectiveness of the Registration Statement or proceedings shall have been initiated or, to the knowledge the Corporation or the Trust, threatened for that purpose or any governmental approval has not been obtained, which approval the Corporation and the Trust shall, in their sole discretion, deem necessary for the consummation of the Exchange Offer as contemplated hereby;

    (vii)any change, or any development involving a prospective change, in the business or financial affairs of the Trust or the Corporation or any of its subsidiaries has occurred which, in the judgment of the Corporation and the Trust, might materially impair the ability of the Trust or the Corporation to proceed with the Exchange Offer;

   (viii)there shall occur any change in law or in currently prevailing interpretations thereof by the Commission's staff (including oral interpretations) which causes the Trust and the Corporation to determine upon advice of their outside counsel that they are not permitted to effect the Exchange Offer as contemplated by this Prospectus; or

    (ix) the Corporation shall have received an opinion of a nationally recognized independent tax counsel to the Corporation experienced in such matters to the effect that as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (A) if the Junior Subordinated Debt Securities are held by or on behalf of the Trust, (x) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Junior Subordinated Debt Securities or subject to more than a de minimis amount of other taxes, duties or other governmental charges as determined by such counsel or
         (y) any portion of interest payable by the Corporation to the Trust on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation in whole of in part for United States federal income tax purposes or (B) with respect to Junior Subordinated Debt Securities which are no longer held by or on behalf of the Trust, any portion of interest payable by the Corporation on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation in whole or in part for United States federal income tax purposes.

      If the Corporation and the Trust determine in their sole discretion that any of the foregoing events or conditions has occurred or exists, the Corporation and the Trust may, subject to applicable law, terminate the Exchange Offer (whether or not any Old Capital Securities have theretofore been accepted for exchange) or may waive any such condition or otherwise amend the terms of the Exchange Offer in any respect. If such waiver or amendment constitutes a material change to the Exchange Offer, the Corporation and the Trust will promptly disclose such waiver by means of an amended or supplemented Prospectus that will be distributed to the registered holders of the Old Capital Securities, and the Corporation and the Trust will extend the Exchange Offer to the extent required by Rule 14e-1 under the Exchange Act.

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

Exchange Agent

   The Bank of New York has been appointed as Exchange Agent for the Exchange Offer. Delivery of the Letters of Transmittal and any other required documents, questions, requests for assistance, and requests for additional copies of this Prospectus or of the Letter of Transmittal, all whether by registered or certified mail, by hand or by overnight courier, should be directed to the Exchange Agent as follows:

                             The Bank of New York
                              101 Barclay Street
                           New York, New York 10286
                       Attention: Reorganization Section
                           Telephone: (212) 571-3780
                           Facsimile: (212) 815-3687

   Delivery to other than the above address or facsimile number will not constitute a valid delivery.

Fees and Expenses

   The Corporation has agreed to pay the Exchange Agent reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith. The Corporation will also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of this Prospectus and related documents to the beneficial owners of Old Capital Securities, and in handling or tendering for their customers.

   Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

   Neither the Corporation nor the Trust will make any payment to brokers, dealers or others soliciting acceptances of the Exchange Offer.

Certain Federal Income Tax Consequences

   The Corporation and the Trust expect that the exchange of Old Capital Securities for New Capital Securities should not be a taxable exchange for federal income tax purposes, and the holders of Old Capital Securities should not recognize any taxable gain or loss or any interest income as a result of such exchange.

                     DESCRIPTION OF NEW CAPITAL SECURITIES

   Pursuant to the terms of the Declaration, the Issuer Trustees on behalf of the Trust have issued the Old Capital Securities and the Common Securities and will issue the New Capital Securities. The New Capital Securities will represent beneficial ownership interests in the Trust and the holders thereof will be entitled to a preference in certain circumstances with respect to Distributions and amounts payable on redemption of the Trust Securities or liquidation of the Trust over the Common Securities, as well as other benefits as described in the Declaration. See "--Subordination of Common Securities." The Declaration has been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"). This summary of certain provisions of the Capital Securities, the Common Securities and the Declaration does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Declaration, including the definitions therein of certain terms. The Declaration is attached as an exhibit to the Registration Statement.

General

   The Capital Securities (including the Old Capital Securities and the New Capital Securities) will be limited to $100,000,000 aggregate Liquidation Amount at any one time outstanding. The Capital Securities will rank pari passu, and payments will be made thereon pro rata, with the Common Securities except as described under "--Subordination of Common Securities." Legal title to the Junior Subordinated Debt Securities is held by the Property Trustee on behalf of the Trust in trust for the benefit of the holders of the Capital Securities and Common Securities. The Guarantee is a guarantee on a subordinated basis with respect to the Capital Securities but does not guarantee payment of Distributions or amounts payable on redemption of the Capital Securities or on liquidation of the Trust when the Trust does not have funds on hand available to make such payments. See "Description of New Guarantee."

Distributions

   The Capital Securities represent beneficial ownership interests in the Trust, and Distributions on each Capital Security are payable at a variable annual rate equal to LIBOR plus 1.00% of the stated Liquidation Amount of $1,000, and are payable quarterly in arrears on the 15th day of January, April, July and October of each year to the holders of the Capital Securities at the close of business on the Business Day (as defined herein) immediately preceding such Distribution Date (each, a "record date"). Distributions on the Capital Securities will be cumulative. Distributions will accumulate from the original issue date of the Old Capital Securities. The first Distribution Date for the Capital Securities will be July 15, 1997. The amount of Distributions payable for any period will be computed on the actual number of days elapsed in a year of twelve 30-day months. In the event that any date on which Distributions are payable on the Capital Securities is not a Business Day, payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any additional Distributions or other payments in respect to any such delay) with the same force and effect as if made on the date such payment was originally payable (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date"). A "Business Day" shall mean any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or a day on which the corporate trust office of the Property Trustee or the Debenture Trustee is closed for business.

   So long as no Debenture Event of Default has occurred and is continuing, the Corporation has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debt Securities at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. As a consequence of any such election, quarterly Distributions on the Capital Securities by the Trust will be deferred during any such Extension Period. Distributions to which holders of the Capital Securities are entitled will accumulate additional Distributions thereon at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly from the relevant payment date for such Distributions during any such Extension

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

Period, to the extent permitted by applicable law. The term "Distributions" as used herein shall include any such additional Distributions. During any such Extension Period, the Corporation may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in interest to the Junior Subordinated Debt Securities, or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation (including Other Guarantees) if such guarantee ranks pari passu with or junior in interest to the Junior Subordinated Debt Securities (other than (a) dividends or distributions in Common Stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee, (d) purchases or acquisitions of shares of the Corporation's Common Stock in connection with the satisfaction by the Corporation of its obligations under any employee benefit plan or any other contractual obligation of the Corporation (other than a contractual obligation ranking pari passu with or junior to the Junior Subordinated Debt Securities), (e) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock or (f) the purchase of fractional interests in shares of the Corporation's stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any such Extension Period, the Corporation may further extend such Extension Period, provided that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods or to extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. Upon the termination of any such Extension Period and the payment of all amounts then accrued and unpaid on the Junior Subordinated Debt Securities (together with interest thereon accrued at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly, to the extent permitted by applicable law), and subject to the foregoing limitations, the Corporation may elect to begin a new Extension Period. No interest or other amounts shall be due and payable during an Extension Period, except at the end thereof. The Corporation must give the Property Trustee, the Administrative Trustees and the Debenture Trustee notice of its election of any such Extension Period at least three Business Days prior to the earlier of (i) the date the Distributions on the Capital Securities would have been payable except for the election to begin such Extension Period or (ii) the date the Administrative Trustees are required to give notice to any automated quotation system or to holders of such Capital Securities of the record date or the date such Distributions are payable, but in any event not less than three Business Days prior to such record date. The Debenture Trustee shall give notice of the Corporation's election to begin or extend an Extension Period to the holders of the Capital Securities. There is no limitation on the number of times that the Corporation may elect to begin an Extension Period. See "Description of New Junior Subordinated Debt Securities--Option to Extend Interest Payment Date" and "Certain United States Federal Income Tax Consequences--Interest Income and Original Issue Discount."

   The Corporation has no current intention of exercising its right to defer payments of interest on the Junior Subordinated Debt Securities.

   The revenue of the Trust available for distribution to holders of the Capital Securities will be limited to payments under the Junior Subordinated Debt Securities in which the Trust will invest the proceeds from the issuance and sale of the Trust Securities. See "Description of New Junior Subordinated Debt Securities--General." If the Corporation does not make interest payments on the Junior Subordinated Debt Securities, the Property Trustee will not have funds available to pay Distributions on the Capital Securities. The payment of Distributions (if and to the extent the Trust has funds legally available for the payment of such Distributions and cash sufficient to make such payments) is guaranteed by the Corporation on a limited basis as set forth herein under "Description of New Guarantee."

Mandatory Redemption

   The Junior Subordinated Debt Securities will mature on April 15, 2027. The Junior Subordinated Debt Securities may be redeemed by the Corporation, in whole or in part, at any time and from time to time on or after April 15, 2007, at par, plus accrued and unpaid interest thereon to the date of redemption. In addition, the Junior Subordinated Debt Securities may be redeemed by the Corporation at any time, in whole but not in part, in certain circumstances described herein upon the occurrence and continuation of a Tax Event or a Capital Treatment Event, within 90 days following the occurrence of such Tax Event or Capital Treatment Event, as the case may be, at par, plus accrued and unpaid interest thereon to the date of redemption, upon not less than 30 nor more than 60 days' notice to holders of such Junior Subordinated Debt Securities. In each case, the right of the Corporation to redeem the Junior Subordinated Debt Securities is subject to the Corporation having received prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve.

   Upon the repayment in full at maturity or redemption in whole or in part of the Junior Subordinated Debt Securities (other than following the distribution of the Junior Subordinated Debt Securities to the holders of the Trust Securities), the proceeds from such repayment or payment shall concurrently be applied to redeem on a pro rata basis at the Redemption Price, Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Junior Subordinated Debt Securities so repaid or redeemed; provided, however, that holders of such Trust Securities shall be given not less than 30 nor more than 60 days' notice of such redemption (other than at the Stated Maturity of the Junior Subordinated Debt Securities). See "Description of New Junior Subordinated Debt Securities--Optional Redemption." In the event that fewer than all of the outstanding Capital Securities are to be redeemed, the Capital Securities held in book-entry form will be redeemed in accordance with the procedures of DTC as described under "--Form, Denominations, Book-Entry Procedures and Transfer."

   "Tax Event" means the receipt by the Trust or the Corporation of an opinion of a nationally recognized independent tax counsel to the Corporation experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the Issue Date, there is more than an insubstantial risk that (x) if the Trust holds the Junior Subordinated Debt Securities, (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to interest accrued or received on the Junior Subordinated Debt Securities or subject to more than a de minimis amount of other taxes, duties or other governmental charges as determined by such counsel, or (ii) any portion of interest payable by the Corporation to the Trust on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation in whole or in part for United States federal income tax purposes or (y) with respect to Junior Subordinated Debt Securities which are no longer held by the Trust, any portion of interest payable by the Corporation on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible by the Corporation in whole or in part for United States federal income tax purposes.

   "Capital Treatment Event" means the Corporation shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change

(including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein or any rules, guidelines or policies of the Federal Reserve or (b) any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the Issue Date of the Capital Securities, the Corporation will not be entitled to treat the Capital Securities as "Tier 1 Capital" (or the equivalent thereof) for purposes of the risk-based capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Corporation; provided, however, that the distribution of the Junior Subordinated Debt Securities in connection with the liquidation of the Trust by the Corporation shall not in and of itself constitute a Capital Treatment Event.

   If the Trust is required to pay any additional taxes, duties or other governmental charges as a result of a Tax Event, the Corporation will pay as additional amounts on the Junior Subordinated Debt Securities the Additional Sums (as defined below).

   "Additional Sums" means the additional amounts as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Capital Securities and Common Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Trust has become subject as a result of a Tax Event.

Redemption Procedures

   Trust Securities shall be redeemed, if at all, at the Redemption Price with the proceeds from the contemporaneous repayment or redemption of the Junior Subordinated Debt Securities. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date (as defined below) only to the extent that the Trust has funds on hand available for the payment of such Redemption Price. See also "--Subordination of Common Securities."

   If the Trust gives a notice of redemption in respect of the Capital Securities, then, by 12:00 noon, New York City time, on the date fixed for redemption (the "Redemption Date"), to the extent funds are available, with respect to the Capital Securities held in global form, the Property Trustee will deposit irrevocably with DTC funds sufficient to pay the Redemption Price and will give DTC irrevocable instructions and authority to pay the Redemption Price to the holders of the Capital Securities. See "--Form, Denomination, Book-Entry Procedures and Transfer." With respect to the Capital Securities held in certificated form, the Property Trustee, to the extent funds are available, will irrevocably deposit with the paying agent for the Capital Securities funds sufficient to pay the Redemption Price and will give such paying agent irrevocable instructions and authority to pay the Redemption Price to the holders thereof upon surrender of their certificates evidencing the Capital Securities. See "--Payment and Paying Agency." Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date shall be payable to the holders of the Capital Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of the holders of the Capital Securities will cease, except the right of the holders of the Capital Securities to receive the Redemption Price, but without interest on such Redemption Price, and the Capital Securities will cease to be outstanding. In the event that any date fixed for redemption of Capital Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day. In the event that payment of the Redemption Price is improperly withheld or refused and not paid either by the Trust or by the Corporation pursuant to the Guarantee as described under "Description of New Guarantee," Distributions on Capital Securities will continue to accrue at the then applicable rate, from the Redemption Date originally established by the Trust to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

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   Subject to applicable law (including, without limitation, United States federal securities law), the Corporation or its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender in the open market or by private agreement.

   Notice of any redemption (other than at the Stated Maturity of the Junior Subordinated Debt Securities) will be mailed at least 30 days but not more than 60 days before the Redemption Date to each holder of Trust Securities at its registered address. Unless the Corporation defaults in payment of the Redemption Price on, or in the repayment of, the Junior Subordinated Debt Securities, on and after the Redemption Date, Distributions will cease to accrue on the Trust Securities called for redemption.

Liquidation of the Trust and Distribution of Junior Subordinated Debt
Securities

   The Corporation, as the holder of the outstanding Common Securities, will have the right at any time (including, without limitation, upon the occurrence of a Tax Event or Capital Treatment Event) to terminate the Trust and cause a Like Amount of the Junior Subordinated Debt Securities to be distributed to the holders of the Trust Securities upon liquidation of the Trust; provided, however, that following such distribution of the Junior Subordinated Debt Securities, the Corporation agrees to use its best efforts to maintain any ratings of such Junior Subordinated Debt Securities by any nationally recognized rating agency for so long as any such Junior Subordinated Debt Securities are outstanding. Such right to terminate is subject to prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve.

   Upon liquidation of the Trust and certain other events, the Junior Subordinated Debt Securities may be distributed to holders of the Capital Securities. Under current United States federal income tax law, a distribution of Junior Subordinated Debt Securities upon the dissolution of the Trust would not be a taxable event to holders of the Capital Securities. If, however, the Trust is characterized for United States federal income tax purposes as an association taxable as a corporation at the time of dissolution of the Trust, the distribution of the Junior Subordinated Debt Securities may constitute a taxable event to holders of Capital Securities. See "Certain United States Federal Income Tax Consequences--Distribution of Junior Subordinated Debt Securities to Holders of Capital Securities."

   The Trust shall automatically terminate upon the first to occur of: (i) certain events of bankruptcy, dissolution or liquidation of the Corporation;
(ii) the distribution of a Like Amount of the Junior Subordinated Debt Securities to the holders of the Trust Securities if the Corporation, as Depositor, has given written direction to the Property Trustee to terminate the Trust (which direction is optional and, except as described above, wholly within the discretion of the Corporation, as Depositor); (iii) redemption of all of the Trust Securities as described under "--Mandatory Redemption" above;
(iv) expiration of the term of the Trust; and (v) the entry of an order for the dissolution of the Trust by a court of competent jurisdiction.

   If an early termination occurs as described in clause (i), (ii), (iv) or (v) above, the Trust shall be liquidated by the Issuer Trustees as expeditiously as the Issuer Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the holders of such Trust Securities a Like Amount of the Junior Subordinated Debt Securities, unless such distribution would not be practical, in which event such holders will be entitled to receive out of the assets of the Trust available for distribution to holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to, in the case of holders of Capital Securities, the aggregate of the Liquidation Amount plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Capital Securities shall be paid on a pro rata basis. The holder(s) of the Common Securities will be entitled to receive Distributions upon any such liquidation pro rata with the holders of the Capital Securities, except that if a Debenture Event of Default (or an event that, with notice or passage of time, would become such an Event of

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

Default) or an Event of Default under the Declaration has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities with respect to any such distributions. See "--Subordination of Common Securities." If an early termination occurs as described in clause (v) above, the Junior Subordinated Debt Securities will be subject to optional redemption in whole (but not in part).

   "Like Amount" means (i) with respect to a redemption of Capital Securities, Capital Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debt Securities to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Capital Securities based upon the relative Liquidation Amounts of such classes and the proceeds of which will be used to pay the Redemption Price of the Capital Securities and (ii) with respect to a distribution of Junior Subordinated Debt Securities to holders of Capital Securities in connection with a dissolution or liquidation of the Trust, Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the holder to whom such Junior Subordinated Debt Securities are distributed.

   If the Corporation elects not to redeem the Junior Subordinated Debt Securities prior to maturity and the Trust is not liquidated and the Junior Subordinated Debt Securities are not distributed to holders of the Trust Securities, the Capital Securities will remain outstanding until the repayment of the Junior Subordinated Debt Securities at the Stated Maturity.

   After the liquidation date is fixed for any distribution of Junior Subordinated Debt Securities to holders of the Trust Securities, (i) the Capital Securities will no longer be deemed to be outstanding, (ii) DTC or its nominee, as the record holder of the Capital Securities, will receive a registered global certificate or certificates representing the Junior Subordinated Debt Securities to be delivered upon such distribution with respect to Capital Securities held by DTC or its nominee and (iii) any certificates representing Capital Securities not held by DTC or its nominee will be deemed to represent Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of such Capital Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Capital Securities until such certificates are presented to the Administrative Trustees or their agent for cancellation, whereupon the Corporation will issue to such holder, and the Debenture Trustee will authenticate, a certificate representing such Junior Subordinated Debt Securities.

   There can be no assurance as to the market prices for the Capital Securities or the Junior Subordinated Debt Securities that may be distributed in exchange for the Trust Securities if a dissolution and liquidation of the Trust were to occur. Accordingly, the Capital Securities that an investor may purchase, or the Junior Subordinated Debt Securities that the investor may receive on dissolution and liquidation of the Trust, may trade at a discount to the price that the investor paid to purchase the Capital Securities offered hereby.

Subordination of Common Securities

   Payment of Distributions on, and the Redemption Price of, the Capital Securities and Common Securities, as applicable, shall be made pro rata to the holders of Capital Securities and Common Securities based on the Liquidation Amount of the Trust Securities, provided that, if on any Distribution Date or Redemption Date any Debenture Event of Default (or an event that, with notice or passage of time, would become such an Event of Default) or an Event of Default under the Declaration shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all of the outstanding Capital Securities, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Capital Securities then due and payable.

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

   In the case of any Event of Default under the Declaration resulting from a Debenture Event of Default, the Corporation as holder of the Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under the Declaration until the effect of all such Events of Default have been cured, waived or otherwise eliminated. Until all such Events of Default under the Declaration have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the holders of such Capital Securities and not on behalf of the Corporation as holder of the Common Securities, and only the holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

Events of Default; Notice

   Any one of the following events constitutes an "Event of Default" under the Declaration (an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

    (i)the occurrence of a Debenture Event of Default (see "Description of New Junior Subordinated Debt Securities--Debenture Events of Default");

   (ii)default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days;

  (iii)default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable;

   (iv)default in the performance, or breach, in any material respect, of any covenant or warranty of the Issuer Trustees in the Declaration (other than a covenant or warranty, a default in the performance of which or the breach of which is addressed in clause (ii) or (iii) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Issuer Trustee or Issuer Trustees by the holders of at least 25% in aggregate Liquidation Amount of the outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Declaration; or

    (v)the occurrence of certain events of bankruptcy or insolvency with respect to the Property Trustee and the failure by the Corporation to appoint a successor Property Trustee within 60 days thereof.

   Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the holders of the Capital Securities, the Administrative Trustees and the Corporation, as Depositor, unless such Event of Default shall have been cured or waived. The Corporation, as Depositor, and the Administrative Trustees are required to file annually with the Property Trustee a certificate as to whether or not they are in compliance with all the conditions and covenants applicable to them under the Declaration.

   If a Debenture Event of Default (or an event that with notice or the passage of time, would become such an Event of Default) or an Event of Default under the Declaration has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities as described above. See "-- Liquidation of the Trust and Distribution of Junior Subordinated Debt Securities" and "--Subordination of Common Securities."

Removal of Issuer Trustees

   Unless a Debenture Event of Default shall have occurred and be continuing, any Issuer Trustee may be removed at any time by the holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a majority in Liquidation Amount of the outstanding Capital Securities. In no event will the holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights

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

are vested exclusively in the Corporation as the holder of the Common Securities. No resignation or removal of an Issuer Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

Co-Trustees and Separate Property Trustee

   Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Corporation, as the holder of the Common Securities, and the Administrative Trustees shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of such Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of the Declaration. In case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

Merger or Consolidation of Issuer Trustees

   Any person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any person resulting from any merger, conversion or consolidation to which such Issuer Trustee shall be a party, or any person succeeding to all or substantially all the corporate trust business of such Issuer Trustee, shall be the successor of such Issuer Trustee under the Declaration, provided such person shall be otherwise qualified and eligible.

Mergers, Consolidations, Amalgamations or Replacements of the Trust

   The Trust may not merge with or into, consolidate, amalgamate or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other person, except as described below or as otherwise set forth in the Declaration. The Trust may, at the request of the Corporation, as Depositor, with the consent of the Administrative Trustees but without the consent of the holders of the Capital Securities, the Property Trustee or the Delaware Trustee, merge with or into, consolidate, amalgamate or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, a trust organized as such under the laws of any State; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Corporation expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Junior Subordinated Debt Securities, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Capital Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose identical and limited to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Corporation has received an opinion from independent counsel to the Trust experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance,

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

transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act of 1940 (the "Investment Company Act") and (viii) the Corporation or any permitted successor or assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as an association taxable as a corporation or as other than a grantor trust for United States federal income tax purposes.

Voting Rights; Amendment of the Declaration

   Except as provided below and under "Description of New Guarantee--Amendments and Assignment" and as otherwise required by law and the Declaration, the holders of the Capital Securities will have no voting rights.

   The Declaration may be amended from time to time by the Corporation, the Property Trustee and the Administrative Trustees, without the consent of the holders of the Trust Securities, (i) to cure any ambiguity, correct or supplement any provision in the Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under the Declaration, which shall not be inconsistent with the other provisions of the Declaration, or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust or as other than an association taxable as a corporation at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act; provided, however, that in the case of clause
(i), such action shall not adversely affect in any material respect the interests of any holder of Trust Securities, and any amendments of the Declaration shall become effective when notice thereof is given to the holders of the Trust Securities. The Declaration may be amended by the Issuer Trustees and the Corporation with (i) the consent of holders representing not less than a majority (based upon Liquidation Amounts) of the outstanding Capital Securities, and (ii) receipt by the Issuer Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not cause the Trust to be classified as an association taxable as a corporation or affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act. In addition, without the consent of each holder of Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

   So long as any Junior Subordinated Debt Securities are held by the Trust, the Issuer Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to the Junior Subordinated Debt Securities, (ii) waive any past default that is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the holders of a majority in aggregate Liquidation Amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Junior Subordinated Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior consent of each holder of the Capital Securities. The Issuer Trustees shall not

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

revoke any action previously authorized or approved by a vote of the holders of the Capital Securities except by subsequent vote of such holders. The Property Trustee shall notify each holder of Capital Securities of any notice of default with respect to the Junior Subordinated Debt Securities. In addition to obtaining the foregoing approvals of such holders of the Capital Securities, prior to taking any of the foregoing actions, the Issuer Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes as a result of such action and such action would not cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes.

   Any required approval of holders of Capital Securities may be given at a meeting of such holders convened for such purpose or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such holders is to be taken, to be given to each holder of record of Capital Securities in the manner set forth in the Declaration.

   No vote or consent of the holders of Capital Securities will be required for the Trust to redeem and cancel the Capital Securities in accordance with the Declaration.

   Notwithstanding that holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Corporation, the Issuer
Trustees or any affiliate of the Corporation or any Issuer Trustees, shall, for purposes of such vote or consent, be treated as if they were not outstanding.

Expenses and Taxes

   In the Indenture, the Corporation, as borrower, has agreed to pay all debts and other obligations (other than with respect to payments of Distributions, amounts payable upon redemption and the Liquidation Amount of the Trust Securities) and all costs and expenses of the Trust (including costs and expenses relating to the organization of the Trust, the fees and expenses of the Issuer Trustees and the costs and expenses relating to the operation of the Trust) and the offering of the Capital Securities, and to pay any and all taxes and all costs and expenses with respect to the foregoing (other than United States withholding taxes) to which the Trust might become subject. The foregoing obligations of the Corporation under the Indenture are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Corporation directly against the Corporation, and the Corporation has irrevocably waived any right or remedy to require that any such Creditor take any action against the Trust or any other person before proceeding against the Corporation. The Corporation has also agreed in the Indenture to execute such additional agreement(s) as may be necessary or desirable to give full effect to the foregoing.

Form, Denomination, Book-Entry Procedures and Transfer

   In the event that Capital Securities are issued in certificated form, such Capital Securities will be in blocks having a Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof and may be transferred or exchanged in such blocks in the manner and at the offices described below.

   The New Capital Securities initially will be represented by one or more Capital Securities in registered, global form (collectively, the "Global Capital Securities"). The Global Capital Securities will be deposited upon issuance with the Property Trustee as custodian for DTC, in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below.

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   Except as set forth below, the Global Capital Securities may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee and only in amounts that would not cause a holder to own less than 100 Capital Securities. Beneficial interests in the Global Capital Securities may not be exchanged for Capital Securities in certificated form except in the limited circumstances described below. In addition, transfer of beneficial interests in the Global Capital Securities will be subject to the applicable rules and procedures of DTC and its direct or indirect participants which may change from time to time. See "--Exchange of Book-Entry Capital Securities for Certificated Capital Securities."

  Depositary Procedures

   DTC has advised the Trust and the Corporation as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations (collectively, the "Participants") and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes to accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to DTC's system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the "Indirect Participants"). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants. The ownership interest and transfer of ownership interest of each actual purchaser of each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.

   DTC has also advised the Trust and the Corporation that, pursuant to procedures established by it, ownership of interests in the Global Capital Securities will be shown on, and the transfer of ownership thereof will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interests in the Global Capital Securities).

   Investors in the Global Capital Securities may hold their interests therein directly through DTC, if they are Participants in DTC, or indirectly through organizations which are Participants in such system. All interests in a Global Capital Security will be subject to the procedures and requirements of DTC. The laws of some states require that certain persons take physical delivery in certificated form of certain securities, such as the Capital Securities, that they own. Consequently, the ability to transfer beneficial interests in a Global Capital Security to such persons will be limited to that extent. Because DTC can act only on behalf of Participants, which in turn act on behalf of Indirect Participants and certain banks, the ability of a person having beneficial interests in a Global Capital Security to pledge such interests to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests. For certain other restrictions on the transferability of the Capital Securities, see "--Exchange of Book-Entry Capital Securities for Certificated Capital Securities."

   EXCEPT AS DESCRIBED BELOW, OWNERS OF BENEFICIAL INTERESTS IN THE GLOBAL CAPITAL SECURITIES WILL NOT BE ENTITLED TO HAVE CAPITAL SECURITIES REGISTERED IN THEIR NAMES, WILL NOT RECEIVE OR BE ENTITLED TO RECEIVE PHYSICAL DELIVERY OF CAPITAL SECURITIES IN CERTIFICATED FORM AND WILL NOT BE CONSIDERED THE REGISTERED OWNERS OR HOLDERS THEREOF UNDER THE DECLARATION FOR ANY PURPOSE.

   Payments in respect of the Global Capital Security registered in the name of DTC or its nominee will be payable by the Property Trustee to DTC or its nominee as the registered holder under the Declaration by wire

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

transfer in immediately available funds on each Distribution Date. Under the terms of the Declaration, the Property Trustee will treat the persons in whose names the Capital Securities, including the Global Capital Securities, are registered as the owners thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. Consequently, neither the Property Trustee nor any agent thereof has or will have any responsibility or liability for (i) any aspect of DTC's records or any Participant's or Indirect Participant's records relating to, or payments made on account of, beneficial ownership interests in the Global Capital Securities, or for maintaining, supervising or reviewing any of DTC's records or any Participant's or Indirect Participant's records relating to the beneficial ownership interests in the Global Capital Securities, or (ii) any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants. DTC has advised the Trust and the Corporation that its current practice, upon receipt of any payment in respect of securities such as the Capital Securities, is to credit the accounts of the relevant Participants with the payment on the payment date, in amounts proportionate to their respective holdings in Liquidation Amount of beneficial interests in the Global Capital Security, as shown on the records of DTC, unless DTC has reason to believe it will not receive payment on such payment date. Payments by the Participants and the Indirect Participants to the beneficial owners of Capital Securities represented by Global Capital Securities held through such Participants will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the Property Trustee or the Trust. Neither the Trust nor the Property Trustee will be liable for any delay by DTC or any of its Participants in identifying the beneficial owners of the Capital Securities, and the Trust and the Property Trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

   Interests in the Global Capital Securities will trade in DTC's Same-Day Funds Settlement System and secondary market trading activity in such interests will therefore settle in immediately available funds, subject in all cases to the rules and procedures of DTC and its Participants. Transfers between Participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds.

   DTC has advised the Trust and the Corporation that it will take any action permitted to be taken by a holder of Capital Securities (including, without limitation, the presentation of Capital Securities for exchange as described below) only at the direction of one or more Participants to whose account with DTC interests in the Global Capital Securities are credited and only in respect of such portion of the aggregate Liquidation Amount of the Capital Securities represented by the Global Capital Securities as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the Declaration, DTC reserves the right to exchange the Global Capital Securities for legended Capital Securities in certificated form and to distribute such Capital Securities to its Participants.

   So long as DTC or its nominee is the registered owner of the Global Capital Securities, DTC or such nominee, as the case may be, will be considered the sole owner or holder of the Capital Securities represented by the Global Capital Security for all purposes under the Declaration.

   Neither DTC nor its nominee will consent or vote with respect to the Capital Securities. Under its usual procedures, DTC would mail an omnibus proxy to the Trust as soon as possible after the record date. The omnibus proxy assigns the consenting or voting rights of DTC or its nominee to those Participants to whose accounts the Capital Securities are credited on the record date (identified in a listing attached to the omnibus proxy).

   The information in this section concerning DTC and its book-entry system has been obtained from sources that the Trust and the Corporation believe to be reliable, but neither the Trust nor the Corporation takes responsibility for the accuracy thereof.

   Although DTC has agreed to the foregoing procedures to facilitate transfers of interest in the Global Capital Securities among Participants in DTC, it is under no obligation to perform or to continue to perform such procedures, and such procedures may be discontinued at any time. Neither the Trust nor the Property Trustee will

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

have any responsibility for the performance by DTC or its Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

  Exchange of Book-Entry Capital Securities for Certificated Capital Securities

   A Global Capital Security is exchangeable for Capital Securities in registered certificated form if (i) DTC (x) notifies the Trust that it is no longer willing or able to properly discharge its responsibilities with respect to the Capital Securities and the Corporation is unable to locate a qualified successor, or (y) has ceased to be a "clearing agency" registered under the Exchange Act; (ii) the Trust at its sole option elects to terminate the book-entry system through DTC; or (iii) there shall have occurred and be continuing a Debenture Event of Default. In addition, beneficial interests in a Global Capital Security may be exchanged by or on behalf of DTC for certificated Capital Securities upon request by DTC, but only upon at least 20 days prior written notice given to the Property Trustee in accordance with DTC's customary procedures. In all cases, certificated Capital Securities delivered in exchange for any Global Capital Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of DTC (in accordance with its customary procedures).

Payment and Paying Agency

   Payments in respect of the Capital Securities held in global form shall be made to DTC, which shall credit the relevant accounts at DTC on the applicable Distribution Dates or in respect of the Capital Securities that are not held by DTC, such payments shall be made by check mailed to the address of the holder entitled thereto as such address shall appear on the register. The paying agent (the "Paying Agent") initially is the Property Trustee and any co-paying agent chosen by the Property Trustee and acceptable to the Administrative Trustees and the Corporation. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee, the Administrative Trustees and the Corporation. In the event that the Property Trustee shall no longer be the Paying Agent, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Administrative Trustees and the Corporation) to act as Paying Agent.

   The Bank of New York has informed the Trust that so long as it serves as paying agent for the Capital Securities, it anticipates that information regarding Distributions on the Capital Securities, including payment date, record date and redemption information, will be made available through The Bank of New York at 101 Barclay Street, New York, New York 10286, Attn: Corporate Trust Department.

Restrictions on Transfer

   The New Capital Securities will be issued, and may be transferred only, in blocks having a liquidation amount (the "Liquidation Amount") of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof. Any attempted transfer, sale or other disposition of New Capital Securities in a block having a Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the holder of such New Capital Securities for any purpose, including but not limited to the receipt of Distributions on such New Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such New Capital Securities.

Registrar and Transfer Agent

   The Property Trustee is acting as the registrar and transfer agent for the Capital Securities.

   Registration of transfers of the Capital Securities will be effected without charge by or on behalf of the Trust, but upon payment of any tax or other governmental charges that may be imposed in connection with any transfer or exchange. The Trust will not be required to register or cause to be registered the transfer or exchange of the Capital Securities after they have been called for redemption.

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Information Concerning the Property Trustee

   The Property Trustee, other than during the occurrence and continuance of an Event of Default, undertakes to perform only such duties as are specifically set forth in the Declaration and, during the existence of an Event of Default, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the Property Trustee is under no obligation to exercise any of the powers vested in it by the Declaration at the request of any holder of Trust Securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred thereby. If no Event of Default has occurred and is continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in the Declaration or is unsure of the application of any provision of the Declaration, and the matter is not one on which holders of the Capital Securities or the Common Securities are entitled under the Declaration to vote, then the Property Trustee shall take such action as is directed by the Corporation and, if not so directed, shall take such action as it deems advisable and in the best interests of the holders of the Trust Securities and will have no liability except for its own bad faith, negligence or willful misconduct.

Miscellaneous

   The Administrative Trustees are authorized and directed to conduct the affairs of and to operate the Trust in such a way that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act or classified as an association taxable as a corporation for United States federal income tax purposes or as other than a grantor trust for United States federal income tax purposes, and so that the Junior Subordinated Debt Securities will be treated as indebtedness of the Corporation for United States federal income tax purposes. In this connection, the Corporation and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust of the Trust or the Declaration, that the Corporation and the Administrative Trustees determine in their discretion to be necessary or desirable for such purposes, as long as such action does not materially adversely affect the interests of the holders of the Trust Securities.

   Holders of the Trust Securities have no preemptive or similar rights.

   The Trust may not borrow money or issue debt or mortgage or pledge any of its assets.

            DESCRIPTION OF NEW JUNIOR SUBORDINATED DEBT SECURITIES

   The Old Junior Subordinated Debt Securities were issued, and the New Junior Subordinated Debt Securities will be issued, as a separate series under the Indenture. The Indenture has been qualified under the Trust Indenture Act. This summary of certain terms and provisions of the Junior Subordinated Debt Securities and the Indenture does not purport to be complete, and where reference is made to particular provisions of the Indenture, such provisions, including the definitions of certain terms, some of which are not otherwise defined herein, are qualified in their entirety by reference to all of the provisions of the Indenture and those terms made a part of the Indenture by the Trust Indenture Act. The Indenture is attached as an exhibit to the Registration Statement.

General

   Concurrently with the issuance of the Old Capital Securities and the Common Securities, the Trust invested the proceeds thereof in the Junior Subordinated Debt Securities issued by the Corporation. The Junior Subordinated Debt Securities bear interest at a variable annual rate equal to LIBOR plus 1.00%, payable quarterly in arrears on the 15th day of January, April, July and October of each year (each, an "Interest Payment Date"), commencing July 15, 1997, to the person in whose name each Junior Subordinated Debt Security is registered, subject to certain exceptions, at the close of business on the Business Day next preceding such Interest

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

Payment Date. It is anticipated that, until the liquidation of the Trust, each Junior Subordinated Debt Security will be held in the name of the Property Trustee in trust for the benefit of the holders of the Trust Securities. The amount of interest payable for any period will be computed on the basis of the actual number of days elapsed in a year of twelve 30-day months. In the event that any date on which interest is payable on the Junior Subordinated Debt Securities is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date such payment was originally payable. Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof (to the extent permitted by law) at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly from the relevant Interest Payment Date. The term "interest" as used herein shall include quarterly payments, interest on quarterly interest payments not paid on the applicable Interest Payment Date and Additional Sums, as applicable. Unless previously redeemed or repurchased, the Junior Subordinated Debt Securities will mature on April 15, 2027. See "--Optional Redemption."

   Pursuant to the Exchange Offer, the Corporation will exchange the Old Junior Subordinated Debt Securities for the New Junior Subordinated Debt Securities as soon as practicable after the date hereof. No Old Junior Subordinated Debt Securities will remain outstanding after such exchange. The Junior Subordinated Debt Securities are unsecured and rank junior and be subordinate in right of payment to all Senior Debt. Because the Corporation is a bank holding company, the right of the Corporation to participate in any distribution of assets of any subsidiary, including the Bank, upon such subsidiary's liquidation or reorganization or otherwise (and thus the ability of holders of the Capital Securities to benefit indirectly from such distribution), is subject to the prior claims of creditors of such subsidiary, except to the extent that the Corporation may itself be recognized as a creditor of such subsidiary. Accordingly, the Junior Subordinated Debt Securities will be subordinated to all Senior Debt and effectively subordinated to all existing and future liabilities of the Corporation's subsidiaries, and holders of Junior Subordinated Debt Securities should look only to the assets of the Corporation for payments on the Junior Subordinated Debt Securities. The Indenture does not limit the incurrence or issuance of other secured or unsecured debt of the Corporation, including Senior Debt, whether under the Indenture or any existing or other indenture that the Corporation may enter into in the future or otherwise. See "--Subordination."

   The Junior Subordinated Debt Securities rank pari passu with all Other Debentures issued under the Indenture and are unsecured and subordinate and junior in right of payment to the extent and in the manner set forth in the Indenture to all Senior Debt of the Corporation. See "--Subordination." As a holding company, the Corporation conducts its operations principally through its subsidiaries and, therefore, its principal source of cash, other than its investing and financing activities, is receipt of dividends from the Bank. The Corporation is a legal entity separate and distinct from the Bank and its other subsidiaries. See "Risk Factors--Ranking of Obligations Under the Guarantee and the Junior Subordinated Debt Securities" and "--Status of the Corporation as a Bank Holding Company." The Bank is subject to certain restrictions imposed by federal law on any extensions of credit to, and certain other transactions with, the Corporation and certain other affiliates, and on investments in stock or other securities thereof. Such restrictions prevent the Corporation and such other affiliates from borrowing from the Bank unless the loans are secured by various types of collateral. In addition, payment of dividends to the Corporation by the Bank is subject to ongoing review by banking regulators and is subject to various statutory limitations and in certain circumstances requires approval by banking regulatory authorities. The Other Debentures will be issuable in one or more series pursuant to an indenture supplemental to the Indenture or a resolution of the Corporation's Board of Directors or a committee thereof.

Denominations, Registration and Transfer

   The Junior Subordinated Debt Securities will be represented by one or more global certificates registered in the name of Cede & Co. as the nominee of DTC if, and only if, distributed to the holders of the Trust Securities. Until such time, the Junior Subordinated Debt Securities will be held in the name of the Property Trustee in trust for the benefit of the holders of the Trust Securities. Should the Junior Subordinated Debt Securities be distributed to holders of the Trust Securities, beneficial interests in the Junior Subordinated Debt Securities will

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

be shown on, and transfers thereof will be effected only through, records maintained by Participants in DTC. Except as described below, Junior Subordinated Debt Securities in certificated form will not be issued in exchange for the global certificates.

   A global security shall be exchangeable for Junior Subordinated Debt Securities registered in the names of persons other than Cede & Co. only if (i) DTC notifies the Corporation that it is unwilling or unable to continue as a depositary for such global security and no successor depositary shall have been appointed, or if at any time DTC ceases to be a "clearing agency" registered under the Exchange Act, at a time when DTC is required to be so registered to act as such depositary, (ii) the Corporation in its sole discretion determines that such global security shall be so exchangeable, or (iii) there shall have occurred and be continuing a Debenture Event of Default. Any global security that is exchangeable pursuant to the preceding sentence shall be exchangeable for certificates registered in such names as DTC shall direct. It is expected that such instructions will be based upon directions received by DTC from its Participants with respect to ownership of beneficial interests in such global security. In the event that Junior Subordinated Debt Securities are issued in certificated form, such Junior Subordinated Debt Securities will be in minimum blocks having an aggregate principal amount of $100,000 and integral multiples of $1,000 in excess thereof and may be transferred or exchanged only in such minimum denominations and in the manner and at the offices described below.

   Payments on Junior Subordinated Debt Securities represented by a global security will be made to DTC, as the depositary for the Junior Subordinated Debt Securities. In the event Junior Subordinated Debt Securities are issued in certificated form, principal and interest will be payable, the transfer of the Junior Subordinated Debt Securities will be registrable, and Junior Subordinated Debt Securities will be exchangeable for Junior Subordinated Debt Securities of other denominations of a like aggregate principal amount, at the corporate office of the Debenture Trustee in New York, New York, or at the offices of any paying agent or transfer agent appointed by the Corporation, provided that payment of interest may be made at the option of the Corporation by check mailed to the address of the persons entitled thereto or by wire transfer.

   For a description of DTC and the terms of the depositary arrangements relating to payments, transfers, voting rights, redemptions and other notices and other matters, see "Description of New Capital Securities--Form, Denomination, Book-Entry Procedures and Transfer." If the Junior Subordinated Debt Securities are distributed to the holders of the Trust Securities upon the termination of the Trust, the form, denomination, book-entry and transfer procedures with respect to the Capital Securities as described under "Description of New Capital Securities--Form, Denomination, Book-Entry Procedures and Transfer," shall apply to the Junior Subordinated Debt Securities mutatis mutandis.

Payment and Paying Agents

   Payment of principal of and any interest on Junior Subordinated Debt Securities will be made at the office of the Debenture Trustee in The City of New York or at the office of such Paying Agent or Paying Agents as the Corporation may designate from time to time, except that at the option of the Corporation payment of any interest may be made (except in the case of Junior Subordinated Debt Securities in global form), (i) by check mailed to the address of the person entitled thereto as such address shall appear in the register for Junior Subordinated Debt Securities or (ii) by wire transfer to an account specified by the person entitled thereto as specified in such register, provided that proper transfer instructions have been received by the relevant Record Date. Payment of any interest on any Junior Subordinated Debt Security will be made to the person in whose name such Junior Subordinated Debt Security is registered at the close of business on the Record Date for such interest, except in the case of defaulted interest. The Corporation may at any time designate additional Paying Agents or rescind the designation of any Paying Agent; however the Corporation will at all times be required to maintain a Paying Agent in each Place of Payment for the Junior Subordinated Debt Securities.

   Any moneys deposited with the Debenture Trustee or any Paying Agent, or then held by the Corporation in trust, for the payment of the principal of or interest on any Junior Subordinated Debt Security and remaining

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

unclaimed for two years after such principal or interest has become due and payable shall, at the request of the Corporation, be repaid to the Corporation and the holder of such Junior Subordinated Debt Security shall thereafter look, as a general unsecured creditor, only to the Corporation for payment thereof.

Option to Extend Interest Payment Date

   So long as no Debenture Event of Default has occurred and is continuing, the Corporation has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debt Securities at any time or from time to time for a period not exceeding 20 consecutive quarterly periods with respect to each Extension Period, provided, that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. At the end of an Extension Period, the Corporation must pay all interest then accrued and unpaid on the Junior Subordinated Debt Securities (together with interest thereon accrued at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly from the relevant Interest Payment Date, to the extent permitted by applicable law). During an Extension Period and for so long as the Junior Subordinated Debt Securities remain outstanding, interest will continue to accrue and holders of Junior Subordinated Debt Securities (and holders of the Capital Securities while Capital Securities are outstanding) will be required to accrue interest income (in the form of OID) for United States federal income tax purposes. See "Certain United States Federal Income Tax Consequences--Interest Income and Original Issue Discount."

   During any Extension Period, the Corporation may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation (including any Other Debentures) that rank pari passu with or junior in interest to the Junior Subordinated Debt Securities or (iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation (including any Other Guarantees) if such guarantee ranks pari passu with or junior in interest to the Junior Subordinated Debt Securities (other than (a) dividends or distributions in Common Stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto,
(c) payments under the Guarantee, (d) purchases or acquisitions of shares of the Corporation's Common Stock in connection with the satisfaction by the Corporation of its obligations under any employee benefit plan or any other contractual obligation of the Corporation (other than a contractual obligation ranking pari passu with or junior to the Junior Subordinated Debt Securities),
(e) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock or (f) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged). Prior to the termination of any Extension Period the Corporation may further extend such Extension Period, provided, however, that such extension does not cause such Extension Period to exceed 20 consecutive quarterly periods or to extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. Upon the termination of any Extension Period and the payment of all interest then accrued and unpaid on the Junior Subordinated Debt Securities (together with interest thereon accrued at a variable annual rate equal to LIBOR plus 1.00%, compounded quarterly, to the extent permitted by applicable law), and subject to the foregoing limitations, the Corporation may elect to begin a new Extension Period. No interest shall be due and payable during an Extension Period, except at the end thereof. The Corporation must give the Property Trustee, the Administrative Trustees and the Debenture Trustee notice of its election of any Extension Period (or an extension thereof) at least three Business Days prior to the earlier of (i) the date the Distributions on the Capital Securities would have been payable except for the election to begin or extend such Extension Period or (ii) the date the Administrative Trustees are required to give notice to any automated quotation system or to holders of Capital Securities of the record date or the date such Distributions are payable, but in any event not less than three Business Days prior to such record date. The Debenture Trustee shall give notice of the Corporation's election to begin or extend a new Extension Period to the holders of the

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

Capital Securities. There is no limitation on the number of times that the Corporation may elect to begin an Extension Period.

Optional Redemption

   The Corporation may redeem the Junior Subordinated Debt Securities, in whole or in part, at any time and from time to time, on or after April 15, 2007 upon not less than 30 nor more than 60 days' notice, at par plus accrued and unpaid interest to the redemption date. In addition, the Junior Subordinated Debt Securities may be redeemed by the Corporation at any time, in whole but not in part, in certain circumstances described herein upon the occurrence and continuation of a Tax Event or a Capital Treatment Event, upon not less than 30 nor more than 60 days' notice, within 90 days following the occurrence of such Tax Event or Capital Treatment Event, as the case may be, at par, plus any accrued and unpaid interest thereon to the redemption date. In each case, the right of the Corporation to redeem the Junior Subordinated Debt Securities is subject to the receipt by the Corporation of prior approval from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve. See "Description of New Capital Securities--Mandatory Redemption."

Interest

   The Junior Subordinated Debt Securities bear interest at a variable annual rate equal to LIBOR plus 1.00%, from the original date of issuance of the Old Junior Subordinated Debt Securities, payable quarterly in arrears on the 15th day of January, April, July and October of each year, commencing July 15, 1997, to the person in whose name such Junior Subordinated Debt Security is registered, subject to certain exceptions, at the close of business on the Business Day next preceding such Interest Payment Date. The term "interest" as used herein, as such term relates to the Junior Subordinated Debt Securities, includes any compounded interest or Additional Sums or any Additional Distributions payable unless otherwise stated. In the event the Junior Subordinated Debt Securities are not held solely in book-entry only form, the Corporation will select relevant record dates, which shall be 15 days prior to the relevant Interest Payment Date.

   The Bank of New York, as Calculation Agent (the "Calculation Agent"), will calculate the interest rate for each quarterly interest period based on LIBOR determined as of two London Business Days (defined as any day, other than a Saturday or Sunday, on which banks are open for business in London) prior to the first day of such interest period (each, a "Determination Date"). "LIBOR" means, with respect to a quarterly interest period relating to an Interest Payment Date (in the following order of priority):

    (i)the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date;

   (ii)if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of .00001%) of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reuters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date;

  (iii)if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Calculation Agent will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of .00001%) of such quotations;

   (iv)if fewer than two such quotations are provided as requested in clause
       (iii) above, the Calculation Agent will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London

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

       time) on such Determination Date. If at least two such quotations are provided, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of .00001%) of such quotations; and

    (v)if fewer than two such quotations are provided as requested in clause
       (iv) above, LIBOR will be LIBOR determined with respect to the interest period immediately preceding such current interest period.

   If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the case may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate before 12:00 noon (London time) on such Determination Date, the corrected rate as so substituted on the applicable page will be the applicable LIBOR for such Determination Date.

   LIBOR for the initial interest period (commencing upon the original issuance of the Old Junior Subordinated Debt Securities) shall be determined as provided above.

   Absent manifest error, the Calculation Agent's determination of LIBOR and its calculation of the applicable interest rate for each interest period will be final and binding. Investors may obtain the interest rates for the current and preceding interest period by writing or calling the office of Corporate Trust Administration at the Calculation Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

   The amount of interest payable for any period will be computed on the basis of the actual number of days elapsed in a year of twelve 30-day months. In the event that any date on which interest is payable on the Junior Subordinated Debt Securities is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date.

Additional Sums

   If the Trust is required to pay any additional taxes, duties or other governmental charges as a result of a Tax Event, the Corporation will pay as additional amounts on the Junior Subordinated Debt Securities such amounts as shall be required so that the Distributions payable by the Trust shall not be reduced as a result of any such additional taxes, duties or other governmental charges. The Corporation has covenanted in the Indenture that, if and so long as (i) the Trust is the holder of all Junior Subordinated Debt Securities and
(ii) a Tax Event in respect of the Trust has occurred and is continuing, it will pay Additional Sums (as defined under "Description of New Capital Securities--Mandatory Redemption") in respect of such Trust Securities to the Trust.

Restrictions On Certain Payments

   The Corporation has also covenanted that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock (which includes common and preferred stock), (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Corporation (including Other Debentures) that rank pari passu with or junior in interest to the Junior Subordinated Debt Securities or
(iii) make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any subsidiary of the Corporation (including under Other Guarantees) if such guarantee ranks pari passu with or junior in interest to the Junior Subordinated Debt Securities (other than (a) dividends or distributions in Common Stock of the Corporation, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto,
(c) payments under the Guarantee, (d) purchases or acquisitions of shares of the Corporation's Common Stock in connection with the satisfaction by the Corporation of its obligations under any

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

employee benefit plan or any other contractual obligation of the Corporation (other than a contractual obligation ranking pari passu with or junior in interest to the Junior Subordinated Debt Securities), (e) as a result of a reclassification of the Corporation's capital stock or the exchange or conversion of one class or series of the Corporation's capital stock for another class or series of the Corporation's capital stock or (f) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), if at such time (i) there shall have occurred a Debenture Event of Default, (ii) the Corporation shall be in default with respect to its payment of any obligations under the Guarantee or (iii) the Corporation shall have given notice of its election of an Extension Period as provided in the Indenture and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

Modification of Indenture

   From time to time the Corporation and the Debenture Trustee may, without the consent of the holders of Junior Subordinated Debt Securities, amend, waive or supplement the Indenture for specified purposes, including, among other things, curing ambiguities, defects or inconsistencies (provided that any such action does not materially adversely affect the interest of the holders of Junior Subordinated Debt Securities or the holders of the Capital Securities so long as they remain outstanding) and qualifying, or maintaining the qualification of, the Indenture under the Trust Indenture Act. The Indenture contains provisions permitting the Corporation and the Debenture Trustee, with the consent of the holders of not less than a majority in principal amount of outstanding Junior Subordinated Debt Securities, to modify the Indenture in a manner affecting the rights of the holders of Junior Subordinated Debt Securities; provided, however, that no such modification may, without the consent of the holder of each outstanding Junior Subordinated Debt Security so affected, change the Stated Maturity, or reduce the principal amount of the Junior Subordinated Debt Securities, or reduce the rate or extend the time of payment of interest thereon or reduce the percentage of principal amount of Junior Subordinated Debt Securities, or have certain other effects as set forth in the Indenture.

   In addition, the Corporation and the Debenture Trustee may execute, without the consent of any holder of Junior Subordinated Debt Securities, any supplemental Indenture for the purpose of creating any Other Debentures.

Debenture Events of Default

   The Indenture provides that any one or more of the following described events with respect to the Junior Subordinated Debt Securities that has occurred and is continuing constitutes a "Debenture Event of Default":

    (i)failure for 30 days to pay any interest on the Junior Subordinated Debt Securities when due (subject to the deferral of any due date in the case of an Extension Period);

   (ii)failure to pay any principal on the Junior Subordinated Debt Securities when due, whether at maturity, upon redemption, by declaration of acceleration or otherwise;

  (iii)failure to observe or perform in any material respect certain other covenants contained in the Indenture for 90 days after written notice to the Corporation from the Debenture Trustee or the holders of at least 25% in aggregate outstanding principal amount of the Junior Subordinated Debt Securities;

   (iv)certain events in bankruptcy, insolvency or reorganization of the Corporation; or

    (v)the voluntary or involuntary dissolution, winding-up or termination of the Trust, except in connection with the distribution of the Junior Subordinated Debt Securities to the holder of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

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   The holders of a majority in aggregate outstanding principal amount of the
Junior Subordinated Debt Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee. The Debenture Trustee or the holders of not less than 25% in aggregate outstanding principal amount of the Junior Subordinated Debt Securities may declare the principal due and payable immediately upon a Debenture Event of Default and, should the Debenture Trustee or such holders of Junior Subordinated Debt Securities fail to make such declaration, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities shall have such right. The holders of a majority in aggregate outstanding principal amount of the Junior Subordinated Debt Securities may annul such declaration and waive the default if the default (other than the non-payment of the principal of the Junior Subordinated Debt Securities which has become due solely by such acceleration) has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee. Should the holders of Junior Subordinated Debt Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities shall have such right.

   The holders of a majority in aggregate outstanding principal amount of the Junior Subordinated Debt Securities affected thereby may, on behalf of the holders of all the Junior Subordinated Debt Securities, waive any past default, except a default in the payment of principal of or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) on the Junior Subordinated Debt Securities or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debt Security. Should the holders of such Junior Subordinated Debt Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities shall have such right. The Corporation is required to file annually with the Debenture Trustee a certificate as to whether or not the Corporation is in compliance with all the conditions and covenants applicable to it under the Indenture.

   In case a Debenture Event of Default shall occur and be continuing, the Property Trustee will have the right to declare the principal of and the interest on the Junior Subordinated Debt Securities, and any other amounts payable under the Indenture, to be forthwith due and payable and to enforce its other rights as a creditor with respect to the Junior Subordinated Debt Securities.

Enforcement of Certain Rights by Holders of Capital Securities

   If a Debenture Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay interest or principal on the Junior Subordinated Debt Securities on the date such interest or principal is otherwise payable, a holder of Capital Securities may institute a Direct Action. The Corporation may not amend the Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of the holders of all of the Capital Securities. If the right to bring a Direct Action is removed following the Exchange Offer, the Trust may become subject to the reporting obligations under the Exchange Act. Notwithstanding any payments made to a holder of Capital Securities by the Corporation in connection with a Direct Action, the Corporation shall remain obligated to pay the principal of and interest on the Junior Subordinated Debt Securities, and the Corporation shall be subrogated to the rights of the holder of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Corporation to such holder in any Direct Action.

   The holders of the Capital Securities will not be able to exercise directly any remedies, other than those set forth in the preceding paragraph, available to the holders of the Junior Subordinated Debt Securities unless there shall have been an Event of Default under the Declaration. See "Description of New Capital Securities--Events of Default; Notice."

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Consolidation, Merger, Sale of Assets and Other Transactions

   The Indenture provides that the Corporation shall not consolidate with or merge with or into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, and no person shall consolidate with or merge with or into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation, unless (i) in case the Corporation consolidates with or merges with or into another person or conveys or transfers its properties and assets substantially as an entirety to any person, the successor person is organized under the laws of the United States or any state or the District of Columbia, and such successor person expressly assumes the Corporation's obligations on the Junior Subordinated Debt Securities issued under the Indenture; (ii) immediately after giving effect thereto, no Debenture Event of Default, and no event which, after notice or lapse of time or both, would become a Debenture Event of Default, shall have occurred and be continuing; (iii) if at the time any Capital Securities are outstanding, such transaction is permitted under the Declaration and the Guarantee and does not give rise to any breach or violation of the Declaration or the Guarantee; and (iv) certain other conditions as prescribed in the Indenture are met.

   The general provisions of the Indenture do not afford holders of the Junior Subordinated Debt Securities protection in the event of a highly leveraged or other transaction involving the Corporation that may adversely affect holders of the Junior Subordinated Debt Securities.

Subordination

   In the Indenture, the Corporation has covenanted and agreed that any Junior Subordinated Debt Securities issued thereunder shall be subordinate and junior in right of payment to all Senior Debt to the extent provided in the Indenture. Upon any payment or distribution of assets to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding of the Corporation, the holders of Senior Debt will first be entitled to receive payment in full of principal of and interest, if any, on such Senior Debt before the holders of Junior Subordinated Debt Securities, or the Property Trustee on behalf of the holders, will be entitled to receive or retain any payment or distribution in respect thereof.

   In the event of the acceleration of the maturity of the Junior Subordinated Debt Securities, the holders of all Senior Debt outstanding at the time of such acceleration will first be entitled to receive payment in full of all amounts due thereon (including any amounts due upon acceleration) before the holders of the Junior Subordinated Debt Securities will be entitled to receive or retain any payment in respect of the principal of or interest, if any, on the Junior Subordinated Debt Securities.

   In the event that the Corporation shall default in the payment of any principal of or interest, if any, on any Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist or all Senior Debt shall have been paid, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made for principal or interest, if any, on the Junior Subordinated Debt Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Junior Subordinated Debt Securities.

   "Senior Debt" means (a) the principal of, and premium, if any, and interest on all indebtedness of the Corporation for money borrowed, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, (b) all obligations to make payment pursuant to the terms of financial instruments, such as (i) securities contracts and foreign currency exchange contracts, (ii) derivative instruments, such as swap agreements (including interest rate and foreign exchange rate swap agreements), cap agreements, floor agreements, collar agreements, interest rate agreements, foreign exchange agreements, options, commodity futures contracts and commodity options contracts, and (iii) similar financial instruments; except, in the case of both (a) and (b) above, such indebtedness and obligations that are expressly stated to rank junior in right of payment to, or pari passu in right of payment with, the Junior Subordinated Debt Securities, (c) and indebtedness or obligations of others of the kind described in both (a) and (b) above for the payment of which the Corporation is responsible or liable as guarantor or otherwise, and (d) any deferrals, renewals or extensions of any such Senior Debt; provided, however, that Senior Debt shall not be deemed to include (i) any debt of the Corporation which, when incurred and without respect to any election under Section 1111(b) of the United States Bankruptcy Code of 1978, was without recourse to the Corporation,
(ii) any debt of the Corporation to any of its subsidiaries, (iii) debt to any employee of the Corporation, (iv) debt which by its terms is subordinated to trade accounts payable or accrued liabilities arising in the ordinary course of business to the extent that payments made to the holders of such debt by the holders of the Junior Subordinated Debt Securities as a result of the subordination provisions of the Indenture would be greater than such payments otherwise would have been as a result of any obligation of such holders of such debt to pay amounts over to the obligees on such trade accounts payable or accrued liabilities arising in the ordinary course of business as a result of subordination provisions to which such debt is subject, (v) trade accounts payable or accrued liabilities arising in the ordinary course of business and
(vi) any other debt securities issued pursuant to the Indenture.

   The Indenture places no limitation on the amount of Senior Debt that may be incurred by the Corporation. The Corporation expects from time to time to incur additional indebtedness constituting Senior Debt. At June 30, 1997, the aggregate outstanding Senior Debt of the Corporation was approximately $250 million on an unconsolidated basis. The Indenture also places no limitation on the indebtedness of the Corporation's subsidiaries, which rank senior in right of payment to the Junior Subordinated Debt Securities.

Restrictions on Transfer

   The New Junior Subordinated Debt Securities will be issued, and may be transferred only, in blocks having aggregate principal amounts of $100,000 and integral multiples of $1,000 in excess thereof. Any transfer, sale or other disposition of New Junior Subordinated Debt Securities in a block having a principal amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the holder of such New Junior Subordinated Debt Securities for any purpose, including but not limited to the receipt of payments on such New Junior Subordinated Debt Securities, and such transferee shall be deemed to have no interest whatsoever in such New Junior Subordinated Debt Securities.

Governing Law

   The Indenture and the Junior Subordinated Debt Securities are governed by and construed in accordance with the laws of the State of New York.

Information Concerning the Debenture Trustee

   The Debenture Trustee has and is subject to all the duties and responsibilities specified with respect to an indenture trustee under the Trust Indenture Act. Subject to such provisions, the Debenture Trustee is under no obligation to exercise any of the powers vested in it by the Indenture at the request of any holder of Junior Subordinated Debt Securities, unless offered reasonable indemnity by such holder against the costs, expenses and liabilities which might be incurred thereby. The Debenture Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Debenture Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

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

                         DESCRIPTION OF NEW GUARANTEE

   The Old Guarantee was entered into by the Corporation concurrently with the issuance by the Trust of the Old Capital Securities and the Common Securities for the benefit of the holders from time to time of such Old Capital Securities and the Common Securities. As soon as practicable after the date hereof, the Old Guarantee will be exchanged by the Corporation for the New Guarantee. The New Guarantee Agreement has been qualified under the "Trust Indenture Act." This summary of certain provisions of the Guarantee does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Guarantee, including the definitions therein of certain terms, and the Trust Indenture Act. The Guarantee Trustee will hold the Guarantee for the benefit of the holders of the Trust Securities. The New Guarantee Agreement is attached as an exhibit to the Registration Statement.

General

   The Corporation has agreed (and under the New Guarantee will agree) to pay in full on a subordinated basis, to the extent set forth herein, the Guarantee Payments (as defined herein) to the holders of the Trust Securities, as and when due, regardless of any defense, right of set-off or counterclaim that the Trust may have or assert other than the defense of payment. The following payments with respect to the Trust Securities, to the extent not paid by or on behalf of the Trust (the "Guarantee Payments"), will be subject to the
Guarantee: (i) any accrued and unpaid Distributions required to be paid on the Trust Securities, to the extent that the Trust has funds on hand available therefor at such time, (ii) the Redemption Price with respect to Trust Securities called for redemption, to the extent that the Trust has funds on hand available therefor at such time, and (iii) upon a voluntary or involuntary dissolution, winding up or liquidation of the Trust (other than in connection with the distribution of Junior Subordinated Debt Securities to the holders of the Trust Securities or the redemption of all of the Capital Securities) the lesser of (a) the Liquidation Distribution, to the extent the Trust has funds available therefor and (b) the amount of assets of the Trust remaining available for distribution to holders of the Trust Securities upon liquidation of the Trust after satisfaction of liabilities to creditors of the Trust as required by applicable law. The Corporation's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Corporation to the holders of the Trust Securities or by causing the Trust to pay such amounts to such holders.

   The Guarantee is an irrevocable guarantee on a subordinated basis of the Trust's obligations under the Trust Securities, although it will apply only to the extent that the Trust has funds sufficient to make such payments, and is not a guarantee of collection. If the Corporation does not make interest payments on the Junior Subordinated Debt Securities held by the Trust, the Trust will not be able to pay Distributions on the Capital Securities and will not have funds legally available therefor.

   The Guarantee ranks subordinate and junior in right of payment to all Senior Debt. See "--Status of the Guarantee." As a holding company, the Corporation conducts its operations principally through its subsidiaries and, therefore, its principal source of cash, other than its investing and financing activities, is receipt of dividends from the Bank. However, there are legal limitations on the source and amount of dividends that a national bank such as the Bank is permitted to pay. A national bank may pay dividends only to the extent that retained net profits (including the portion transferred to surplus) exceed bad debts (as defined by regulation). Moreover, unless a national bank's surplus fund equals its common capital, dividends may be paid only after 10 percent of its net profits (as defined by regulation) for the specified preceding period have been transferred to the bank's surplus fund. In addition, prior approval of the OCC is required if the total of all dividends declared by a national bank in any calendar year will exceed the sum of that bank's net profits for that year and its retained net profits for the preceding two calendar years, less any required transfers to either surplus or any fund for retirement of any preferred stock. At June 30, 1997, the Bank could have paid approximately $82.4 million in dividends to the Corporation without prior OCC approval. The payment of dividends by the Bank may also be affected by other factors, such as requirements for the maintenance of adequate capital. In addition, the OCC is authorized to determine, under certain circumstances relating to the financial condition of a national bank, whether the

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

payment of dividends would be an unsafe or unsound banking practice and to prohibit payment thereof. See "Central Fidelity." The Guarantee does not limit the incurrence or issuance of other secured or unsecured debt of the Corporation, including Senior Debt, whether under the Indenture, any other indenture that the Corporation may enter into in the future or otherwise.

   Taken together, the Corporation's obligations under the Guarantee, the Declaration, the Junior Subordinated Debt Securities and the Indenture, including the Corporation's obligation to pay the costs, expenses and other liabilities of the Trust (other than the Trust's obligations to the holders of the Trust Securities under the Trust Securities), provide, in the aggregate, a full, irrevocable and unconditional guarantee of all of the Trust's obligations under the Capital Securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes such guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of the Trust's obligations under the Capital Securities. See "Relationship Among the Capital Securities, the Junior Subordinated Debt Securities and the Guarantee."

Status of the Guarantee

   The Guarantee constitutes an unsecured obligation of the Corporation and ranks subordinate and junior in right of payment to all Senior Debt in the same manner as Junior Subordinated Debt Securities.

   The Guarantee ranks pari passu with all Other Guarantees issued by the Corporation. The Guarantee constitutes a guarantee of payment and not of collection (i.e., the guaranteed party may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against any other person or entity). The Guarantee is held for the benefit of the holders of the Trust Securities. The Guarantee will not be discharged except by payment of the Guarantee Payments in full to the extent not paid by the Trust or upon distribution to the holders of the Trust Securities of the Junior Subordinated Debt Securities. The Guarantee does not place a limitation on the amount of additional Senior Debt that may be incurred by the Corporation. The Corporation expects from time to time to incur additional indebtedness constituting Senior Debt.

Amendments and Assignment

   Except with respect to any changes that do not materially adversely affect the rights of holders of the Trust Securities (in which case no vote will be required), the Guarantee may not be amended without the prior approval of the holders of not less than a majority of the aggregate Liquidation Amount of such outstanding Capital Securities. The manner of obtaining any such approval will be as set forth under "Description of New Capital Securities--Voting Rights; Amendment of the Declaration." All guarantees and agreements contained in the Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Corporation and shall inure to the benefit of the holders of the Capital Securities then outstanding.

Events of Default

   An event of default under the Guarantee will occur upon the failure of the Corporation to perform any of its payment or other obligations thereunder; provided, however, that except with respect to a default in payment of any Guarantee Payment, the Corporation shall have received notice of default and shall not have cured such default within 60 days after receipt of such notice; and provided, further, that no event of default under the Guarantee shall occur unless an Event of Default under the Declaration or a Debenture Event of Default shall have occurred. The holders of not less than a majority in aggregate Liquidation Amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of the Guarantee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under the Guarantee.

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   Any holder of the Capital Securities may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity.

   The Corporation, as guarantor, is required to file annually with the Guarantee Trustee a certificate as to whether or not the Corporation is in compliance with all the conditions and covenants applicable to it under the Guarantee.

Information Concerning the Guarantee Trustee

   The Guarantee Trustee, other than during the occurrence and continuance of a default by the Corporation in performance of the Guarantee, undertakes to perform only such duties as are specifically set forth in the Guarantee and, after default with respect to the Guarantee, must exercise the same degree of care and skill as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the Guarantee Trustee is under no obligation to exercise any of the powers vested in it by the Guarantee at the request of any holder of the Trust Securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred thereby.

Termination of the Guarantee

   The Guarantee will terminate and be of no further force and effect upon full payment of the Redemption Price of the Trust Securities, upon full payment of the amounts payable upon liquidation of the Trust or upon distribution of Junior Subordinated Debt Securities to the holders of the Trust Securities. The Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any holder of the Trust Securities must restore payment of any sums paid under the Trust Securities or the Guarantee.

Governing Law

   The Old Guarantee is and the New Guarantee will be governed by and construed in accordance with the laws of the State of New York.

                         DESCRIPTION OF OLD SECURITIES

   The terms of the Old Securities are identical in all material respects to the New Securities, except that (i) the Old Securities have not been registered under the Securities Act, are subject to certain restrictions on transfer and are entitled to certain rights under the Registration Agreement (which rights will terminate upon consummation of the Exchange Offer, except under limited circumstances); and (ii) the New Capital Securities will not provide for any increase in the Distribution rate thereon. The Old Securities provided that, in the event that the Exchange Offer is not consummated on or prior to November 19, 1997, or in certain limited circumstances, in the event a shelf registration statement (the "Shelf Registration Statement") with respect to the resale of the Old Capital Securities is not declared effective on or prior to November 19, 1997, the interest rate borne by the Old Junior Subordinated Debt Securities would increase by 0.25% per annum, and the Distribution rate borne by the Old Capital Securities would increase by 0.25% per annum, each commencing on November 20, 1997 until the time the Exchange Offer is consummated or any required Shelf Registration Statement is declared effective, as the case may be. The aggregate amount of such additional interest and Distributions payable pursuant to the foregoing provisions will in no event exceed 0.50% per annum. The holders of New Securities are not, and upon consummation of the Exchange Offer the holders of Old Securities will not be, entitled to any such additional interest or Distributions. Accordingly, holders of the Old Capital Securities should review the information set forth under "Risk Factors--Consequences of a Failure to Exchange Old Capital Securities" and "Description of New Capital Securities."

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                  RELATIONSHIP AMONG THE CAPITAL SECURITIES,
           THE JUNIOR SUBORDINATED DEBT SECURITIES AND THE GUARANTEE

Full and Unconditional Guarantee

   Payments of Distributions and other amounts due on the Capital Securities (to the extent the Trust has funds available for the payment of such Distributions) are irrevocably guaranteed by the Corporation as and to the extent set forth under "Description of New Guarantee." Taken together, the Corporation's obligations under the Junior Subordinated Debt Securities, the Indenture, the Declaration and the Guarantee provide, in the aggregate, a full, irrevocable and unconditional guarantee of payments of Distributions and other amounts due on the Capital Securities. No single document standing alone or operating in conjunction with fewer than all of the other documents constitutes such guarantee. It is only the combined operation of these documents that has the effect of providing a full, irrevocable and unconditional guarantee of the Trust's obligations under the Capital Securities. If and to the extent that the Corporation does not make payments on the Junior Subordinated Debt Securities, the Trust will not pay Distributions or other amounts due on the Capital Securities. The Guarantee does not cover payment of Distributions when the Trust does not have sufficient funds to pay such Distributions. In such event, the remedy of a holder of Capital Securities is to institute a Direct Action. The obligations of the Corporation under the Guarantee are subordinate and junior in right of payment to all Senior Debt.

Sufficiency of Payments

   As long as payments of interest and other payments are made when due on the Junior Subordinated Debt Securities, such payments will be sufficient to cover Distributions and other payments due on the Capital Securities, primarily because (i) the aggregate principal amount or Redemption Price of the Junior Subordinated Debt Securities will be equal to the sum of the aggregate Liquidation Amount or Redemption Price, as applicable, of the Trust Securities;
(ii) the interest rate and interest and other payment dates on the Junior Subordinated Debt Securities will match the Distribution rate and Distribution and other payment dates for the Capital Securities; (iii) the Corporation shall pay for all costs, expenses and liabilities of the Trust except the Trust's obligations to holders of Trust Securities under such Trust Securities; and
(iv) the Declaration further provides that the Trust will not engage in any activity that is not consistent with the limited purposes thereof.

   Notwithstanding anything to the contrary in the Indenture, the Corporation has the right to set off any payment it is otherwise required to make thereunder with and to the extent the Corporation has theretofore made, or is concurrently on the date of such payment making, any payment under the Guarantee used to satisfy the related payment of indebtedness under the Indenture.

Enforcement Rights of Holders of Capital Securities

   A holder of any Capital Security may institute a legal proceeding directly against the Corporation to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee, the Trust or any other person or entity.

   A default or event of default under any Senior Debt would not constitute a default or Event of Default under the Declaration. However, in the event of payment defaults under, or acceleration of, Senior Debt, the subordination provisions of the Indenture provide that no payments may be made in respect of the Junior Subordinated Debt Securities until such Senior Debt has been paid in full or any payment default thereunder has been cured or waived. Failure to make required payments on Junior Subordinated Debt Securities would constitute an Event of Default under the Declaration.

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Limited Purpose of the Trust

   The Capital Securities evidence a beneficial interest in the Trust, and the Trust exists for the sole purpose of issuing the Capital Securities and Common Securities, investing the proceeds of the Trust Securities in Junior Subordinated Debt Securities and engaging in other activities necessary or incidental thereto.

Rights Upon Termination

   Upon any voluntary or involuntary termination, winding-up or liquidation of the Trust involving the liquidation of the Junior Subordinated Debt Securities, after satisfaction of the liabilities of creditors of the Trust as required by applicable law, the holders of the Trust Securities will be entitled to receive, out of assets held by the Trust, the Liquidation Distribution in cash. See "Description of New Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debt Securities." Upon any voluntary or involuntary liquidation or bankruptcy of the Corporation, the Property Trustee, as holder of the Junior Subordinated Debt Securities, would be a subordinated creditor of the Corporation, subordinated in right of payment to all Senior Debt as set forth in the Indenture, but entitled to receive payment in full of principal and interest, before any stockholders of the Corporation receive payments or distributions. Since the Corporation is the guarantor under the Guarantee and has agreed to pay for all costs, expenses and liabilities of the Trust (other than the Trust's obligations to the holders of its Trust Securities), the positions of a holder of Capital Securities and a holder of Junior Subordinated Debt Securities relative to other creditors and to stockholders of the Corporation in the event of liquidation or bankruptcy of the Corporation are expected to be substantially the same.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

   The following is a summary of the principal United States federal income tax consequences of the purchase, ownership and disposition of Capital Securities. Unless otherwise stated, this summary addresses only the tax consequences to a "U.S. Holder" (as defined below) that acquired Old Capital Securities on their original issue at their original offering price and does not address the tax consequences to persons that may be subject to special treatment under United States federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, dealers in securities or currencies, persons that hold Capital Securities as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for United States federal income tax purposes, persons whose functional currency is not the United States dollar or persons that do not hold Capital Securities as capital assets. For purposes of this summary, a U.S. Holder is a Securityholder (as defined below) who or that is (i) an individual citizen or resident of the United States, (ii) a domestic corporation or partnership organized under the laws of the United States or any State thereof or the District of Columbia or
(iii) an estate or trust the income of which is subject to United States federal income taxation regardless of source.

   The statements of law or legal conclusions set forth in this summary constitute the opinion of Sullivan & Cromwell, special tax counsel to the Corporation and the Trust. This summary is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, Internal Revenue Service (the "IRS") rulings and pronouncements and judicial decisions now in effect, all of which are subject to change at any time. Such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Capital Securities. In particular, legislation has been proposed that could adversely affect the Corporation's ability to deduct interest on the Junior Subordinated Debt Securities, which may in turn permit the Corporation to cause a redemption of the Capital Securities. See "--Possible Tax Law Changes." The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the United States federal income tax treatment of the purchase, ownership and disposition of the Capital Securities may differ from the treatment described below.

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

   INVESTORS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES AS TO THE FEDERAL TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE CAPITAL SECURITIES, AS WELL AS THE EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

Classification of the Junior Subordinated Debt Securities and the Trust

   Under current law and assuming compliance with the terms of the Declaration, the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes. Moreover, the Trust should be classified as a grantor trust, and if not so classified will be classified as a partnership, for United States federal income tax purposes. As a result, each beneficial owner of Capital Securities (a "Securityholder") that is a U.S. Holder will be required to include in its gross income its pro rata share of the interest income, including OID, paid or accrued with respect to the Junior Subordinated Debt Securities, whether or not cash is actually distributed to the Securityholders. See "--Interest Income and Original Issue Discount," below. The Junior Subordinated Debt Securities will be classified as indebtedness of the Corporation for United States federal income tax purposes.

Interest Income and Original Issue Discount

   Under applicable Treasury regulations (the "Regulations"), a "remote" contingency that stated interest will not be timely paid will be ignored in determining whether a debt instrument is issued with OID. The Corporation believes that the likelihood of its exercising its option to defer payments of interest is remote. Based on the foregoing, the Corporation believes that the Junior Subordinated Debt Securities will not be considered to be issued with OID at the time of their original issuance.

   The following discussion assumes that unless and until the Corporation exercises its option to defer interest on the Junior Subordinated Debt Securities, the Junior Subordinated Debt Securities will not be treated as issued with OID other than de minimis OID.

   Under the Regulations, if the Corporation exercised its option to defer any payment of interest, the Junior Subordinated Debt Securities would be treated as reissued with OID, and, thereafter, all stated interest on the Junior Subordinated Debt Securities would be treated as OID as long as the Junior Subordinated Debt Securities remained outstanding. In such event, all of a U.S. Holder's taxable interest income with respect to the Junior Subordinated Debt Securities would be accounted for as OID on an economic accrual basis regardless of such U.S. Holder's method of tax accounting, and actual distributions of stated interest would not be reported separately as taxable income. Consequently, a U.S. Holder would be required to include OID in gross income even though the Corporation would not make any actual cash payments during an Extension Period.

   The Regulations have not been addressed in any rulings or other interpretations by the IRS, and it is possible that the IRS could take the position that the Junior Subordinated Debt Securities were issued with OID at the time of their original issuance.

   Because income on the Capital Securities will constitute interest or OID, corporate U.S. Holders will not be entitled to the dividends-received deduction with respect to any income recognized with respect to the Capital Securities.

   Subsequent uses of the term "interest" in this summary shall include income in the form of OID.

Distribution of the Junior Subordinated Debt Securities to Holders of Capital Securities

   Under current law, a distribution by the Trust of the Junior Subordinated Debt Securities, as described under the caption "Description of New Capital Securities--Liquidation of the Trust and Distribution of Junior Subordinated Debt Securities," will be non-taxable and will result in a U.S. Holder receiving directly its pro rata share of the Junior Subordinated Debt Securities previously held indirectly through the Trust, with a holding period and aggregate adjusted tax basis equal to the holding period and aggregate adjusted tax basis such U.S. Holder had in its Capital Securities immediately before such distribution. If, however, the liquidation of the Trust were to occur because the Trust was subject to United States federal income tax with respect to income accrued or received on the Junior Subordinated Debt Securities, the distribution of Junior Subordinated Debt Securities to U.S. Holders by the Trust would be a taxable event to the Trust and each U.S. Holder, and each U.S. Holder would recognize gain or loss as if the U.S. Holder had exchanged its Capital Securities for the Junior Subordinated Debt Securities it received upon the liquidation of the Trust. A U.S. Holder will include interest in respect of the Junior Subordinated Debt Securities received from the Trust in the manner described above under "--Interest Income and Original Issue Discount."

Sales or Redemption of the Capital Securities

   Gain or loss will be recognized by a U.S. Holder on a sale, exchange, or other disposition of the Capital Securities (including a redemption for cash) in an amount equal to the difference between the amount realized and the U.S. Holder's adjusted tax basis in the Capital Securities sold or so redeemed. Assuming that the Corporation does not exercise its option to defer payment of interest on the Junior Subordinated Debt Securities, a U.S. Holder's adjusted tax basis in the Capital Securities generally will be its initial purchase price. If the Junior Subordinated Debt Securities are deemed to be issued with OID (as a result of the Corporation's deferral of any interest payment), a U.S. Holder's adjusted tax basis in the Capital Securities generally will be its initial purchase price, increased by OID previously included in such U.S. Holder's gross income to the date of disposition and decreased by distributions or other payments received on the Capital Securities other than payments of stated interest that are not treated as OID. Gain or loss recognized by a U.S. Holder on the Capital Securities generally will be taxable as capital gain or loss (except to the extent any amount realized is treated as a payment of accrued interest with respect to such U.S. Holder's pro rata share of the Junior Subordinated Debt Securities required to be included in income) and generally will be long-term capital gain or loss if the Capital Securities have been held for more than one year.

   Should the Corporation exercise its option to defer any payment of interest on the Junior Subordinated Debt Securities, the Capital Securities may trade at a price that does not fully reflect the value of accrued but unpaid interest with respect to the underlying Junior Subordinated Debt Securities. In the event of such a deferral, a Securityholder that disposes of its Capital Securities between record dates for payments of Distributions (and consequently does not receive a Distribution from the Trust for the period prior to such disposition) will nevertheless be required to include in income as ordinary income accrued but unpaid interest on the Junior Subordinated Debt Securities through the date of disposition and to add such amount to its adjusted tax basis in its Capital Securities disposed of. Such U.S. Holder will recognize a capital loss on the disposition of its Capital Securities to the extent the selling price (which may not fully reflect the value of accrued but unpaid interest) is less than the U.S. Holder's adjusted tax basis in the Capital Securities (which will include accrued but unpaid interest). Subject to certain limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.

   The exchange of an Old Capital Security for a New Capital Security should not constitute a taxable exchange.

Possible Tax Law Changes

   On February 6, 1997, the Budget Proposal was released. If enacted, the Budget Proposal would generally deny interest deductions for interest on an instrument issued by a corporation that has a maximum term of more than 15 years and that is not shown as indebtedness on the separate balance sheet of the issuer or, where the instrument is issued to a related party (other than a corporation), where the holder or some other related party issues a related instrument that is not shown as indebtedness on the corporation's consolidated balance sheet. The above described provision of the Budget Proposal is proposed to be effective generally for instruments issued on or after the date of first Congressional committee action. No such action has yet occurred. If this provision were to apply to the Junior Subordinated Debt Securities, the Corporation would be unable to deduct interest on the Junior Subordinated Debt Securities. Under current law, the Corporation will be able to deduct interest on the Junior Subordinated Debt Securities. There can be no assurance, however, that current or future legislative proposals, if enacted, or final legislation will not affect the ability of the Corporation to deduct interest on the Junior Subordinated Debt Securities. Such a change could give rise to a Tax Event, which may permit the Corporation to cause a redemption of the Capital Securities, as described more fully under "Description of New Capital Securities--Mandatory Redemption" and "Description of New Junior Subordinated Debt Securities--Optional Redemption."

United States Alien Holders

   For purposes of this discussion, a "United States Alien Holder" is any corporation, individual, partnership, estate or trust that is, as to the United States, a foreign corporation, a non-resident alien individual, a foreign partnership or a non-resident fiduciary of a foreign estate or trust.

   Under current United States federal income tax law, and subject to the discussion of backup withholding below: (i) payments by the Trust or any of its paying agents to any Securityholder who or that is a United States Alien Holder will not be subject to United States federal withholding tax; provided that (a) the Securityholder does not actually or constructively own 10% or more of the total combined voting power of all classes of stock of the Corporation entitled to vote, (b) the Securityholder is not a controlled foreign corporation that is related to the Corporation through stock ownership and (c) either (A) the Securityholder certifies to the Trust or its agent, under penalties of perjury, that it is not a United States holder and provides its name and address or (B) a securities clearing organization, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business (a "Financial Institution"), and holds the Capital Security in such capacity, certifies to the Trust or its agent, under penalties of perjury, that such statement has been received from the Securityholder by it or by a Financial Institution holding such security for the Securityholder and furnishes the Trust or its agent with a copy thereof; and (ii) a United States Alien Holder of a Capital Security will not be subject to United States federal withholding tax on any gain realized upon the sale or other disposition of a Capital Security.

   Recently proposed Internal Revenue Service Treasury regulations (the "Proposed Regulations") would provide alternative methods for satisfying the certification requirement described in clause (i)(c) above. The Proposed Regulations also would require, in the case of Capital Securities held by a foreign partnership, that (x) the certification described in clause (i)(c) above be provided by the partners rather than by the foreign partnership and
(y) the partnership provide certain information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. The Proposed Regulations are proposed to be effective for payments made after December 31, 1997. There can be no assurance that the Proposed Regulations will be adopted or as to the provisions that they will include if and when adopted in temporary or final form.

Information Reporting to Securityholders

   Generally, income on the Capital Securities will be reported to Securityholders on Forms 1099, which forms should be mailed to Securityholders by January 31 following each calendar year.

Backup Withholding

   Payments made on, and proceeds from the sale of, the Capital Securities may be subject to a "backup" withholding tax of 31% unless the Securityholder complies with certain certification requirements. Any withheld amounts will be allowed as a credit against the Securityholder's United States federal income tax, provided the required information is furnished to the Internal Revenue Service on a timely basis.

                         CERTAIN ERISA CONSIDERATIONS

   Each fiduciary of a pension, profit-sharing or other employee benefit plan (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider the fiduciary standards of ERISA in the context of the Plan's particular circumstances before authorizing an investment in the Capital Securities. Accordingly, among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the Plan.

   Section 406 of ERISA and Section 4975 of the Code prohibit Plans, as well as individual retirement accounts and Keogh plans subject to Section 4975 of the Code (also "Plans"), from engaging in certain transactions involving "plan assets" with persons who are "parties in interest" under ERISA or "disqualified persons" under the Code ("Parties in Interest") with respect to such Plan. A violation of these "prohibited transaction" rules may result in an excise tax or other liabilities under ERISA and/or Section 4975 of the Code for such persons, unless exemptive relief is available under an applicable statutory or administrative exemption. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code.

   Under a regulation (the "Plan Assets Regulation") issued by the U.S. Department of Labor (the "DOL"), the assets of the Trust would be deemed to be "plan assets" of a Plan for purposes of ERISA and Section 4975 of the Code if "plan assets" of the Plan were used to acquire an equity interest in the Trust and no exception were applicable under the Plan Assets Regulation. An "equity interest" is defined under the Plan Assets Regulation as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features and specifically includes a beneficial interest in a trust.

   Pursuant to an exception contained in the Plan Assets Regulation, the assets of the Trust would not be deemed to be "plan assets" of investing Plans if, immediately after the most recent acquisition of any equity interest in the Trust, less than 25% of the value of each class of equity interest in the Trust were held by Plans, other employee benefit plans not subject to ERISA or
Section 4975 of the Code (such as governmental, church and foreign plans) and entities holding assets deemed to be "plan assets" of any Plan (collectively, "Benefit Plan Investors"), or if the New Capital Securities were "publicly-offered securities" for purposes of the Plan Assets Regulation. No assurance can be given by the Initial Purchaser that the value of the Capital Securities held by Benefit Plan Investors will be less than 25% of the total value of such Capital Securities at the completion of the initial offering or thereafter, and no monitoring or other measures will be taken with respect to the satisfaction of the conditions to this exception. Furthermore, it is not anticipated that the New Capital Securities would be considered to be "publicly-offered securities" under the Plan Assets Regulation. All of the Common Securities are held by the Corporation.

   Certain transactions involving the Trust could be deemed to constitute direct or indirect prohibited transactions under ERISA and Section 4975 of the Code with respect to a Plan if the Capital Securities were acquired with "plan assets" of such Plan and assets of the Trust were deemed to be "plan assets" of Plans investing in the Trust. For example, if the Corporation is a Party in Interest with respect to an investing Plan (either directly or by reason of its ownership of the Trust or of any of the Corporation's other subsidiaries), extensions of credit between the Corporation and the Trust (as represented by the Junior Subordinated Debt Securities and the Guarantee) would likely be prohibited by Section 406(a)(1)(B) of ERISA and Section 4975(c)(1)(B) of the Code, unless exemptive relief were available under an applicable administrative exemption (see below).

   The DOL has issued five prohibited transaction class exemptions ("PTCEs") that may provide exemptive relief for direct or indirect prohibited transactions resulting from the purchase or holding of the Capital Securities, assuming that assets of the Trust were deemed to be "plan assets" of Plans investing in the Trust (see above). Those class exemptions are PTCE 96-23 (for certain transactions determined by in-house asset managers), PTCE 95-60 (for certain transactions involving insurance company general accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 90-1 (for certain transactions involving insurance company pooled separate accounts) and PTCE 84-14 (for certain transactions determined by independent qualified professional asset managers).

   Because the Capital Securities may be deemed to be equity interests in the Trust for purposes of applying ERISA and Section 4975 of the Code, the Capital Securities may not be purchased or held by any Plan, any entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity (a "Plan Asset Entity") or any person investing "plan assets" of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14. Any purchaser or holder of the Capital Securities or any interest therein will be deemed to have represented by its purchase and holding thereof that it either (a) is not a Plan or a Plan Asset Entity and is not purchasing such securities on behalf of or with "plan assets" of any Plan or (b) is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 with respect to such purchase or holding. Furthermore, to avoid certain prohibited transactions under ERISA and the Code that could result under certain circumstances if the Capital Securities are deemed to be such equity interests, each investing Plan, by purchasing the Capital Securities, will be deemed to have directed the Trust to invest in the Junior Subordinated Debt Securities and to have appointed the Property Trustee.

   Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing the Capital Securities on behalf of or with "plan assets" of any Plan consult with their counsel regarding the potential consequences if the assets of the Trust were deemed to be "plan assets" and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14.

                             PLAN OF DISTRIBUTION

   Each Participating Broker-Dealer that receives New Capital Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Capital Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Based on the position taken by the staff of the Division of Corporation Finance of the Commission in certain interpretive letters, the Corporation and the Trust believe that Participating Broker-Dealers, may fulfill their prospectus delivery requirements with respect to the New Capital Securities received upon exchange of such Old Capital Securities (other than Old Capital Securities which represent an unsold allotment from the original sale of the Old Capital Securities) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for an exchange offer so long as it contains a description of the plan of distribution with respect to the resale of such New Capital Securities. Accordingly, this Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer during the period referred to below in connection with resales of New Capital Securities received in exchange for Old Capital Securities where such Old Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions set forth in the Registration Agreement, the Corporation and the Trust have agreed that this Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of such New Capital Securities for a period ending on the close of business on the first anniversary following the Expiration Date or, if earlier, when all such New Capital Securities have been disposed of by such Participating Broker-Dealer. Any person, including any Participating Broker-Dealer, who is an Affiliate may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. In addition, until October 26, 1997, all dealers effecting transactions in the New Capital Securities may be required to deliver a prospectus.

   The Trust and the Corporation will not receive any proceeds from any sale of New Capital Securities by broker-dealers. New Capital Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Capital Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Capital Securities. Any broker-dealer that resells New Capital Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Capital Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Capital Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   For a period of one year after the Expiration Date, the Trust and the Corporation will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Trust and the Corporation have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Old Capital Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Old Capital Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                          VALIDITY OF NEW SECURITIES

   Certain matters of Delaware law relating to the validity of the New Capital Securities will be passed upon by Richards, Layton & Finger, special Delaware counsel to the Corporation and the Trust. The validity of the New Guarantee and the New Junior Subordinated Debt Securities will be passed upon for the Corporation by Sullivan & Cromwell. Sullivan & Cromwell will rely on the opinion of Richards, Layton & Finger as to matters of Delaware law and on the opinion of Williams, Mullen, Christian & Dobbins as to matters of Virginia law. As of June 1, 1997 certain principals of Williams, Mullen, Christian & Dobbins were beneficial owners of an aggregate of approximately 371,762 shares of the Corporation's Common Stock.

                                  ACCOUNTANTS

   The consolidated financial statements of Central Fidelity Banks, Inc. and subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three year period ended December 31, 1996, included in Central Fidelity's 1996 Form 10-K incorporated by reference into this Offering Memorandum, have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, included in Central Fidelity's 1996 Form 10-K and incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                   PART II.

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

   The following is a statement of the expenses (all of which are estimated other than the SEC registration fee and the NASD fee), other than underwriting discounts and commissions, to be incurred in connection with the distribution of the securities registered under this registration statement.

                                                Amount to
                                                 be paid
                                                ---------
Registration fee...............................  $     0
Printing expenses..............................      [  ]
Accounting fees................................   15,000
Legal fees and expenses........................      [  ]
Blue sky and legal investment fees and expenses      [  ]
                                                 -------
   Total.......................................  $
                                                 =======

Item 15. Indemnification of Directors and Officers.

   Sections 55-8-50 through 55-8-58 of the revised North Carolina Business Corporation Act (the "NCBC Act") contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, the statute provides that (i) a corporation must indemnify a director or officer against reasonable expenses who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided in the statute that the director or officer meets a certain standard of conduct, provided when a director or officer is liable to the corporation or liable on the basis of receiving a personal benefit, the corporation may not indemnify him. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification, unless the articles of incorporation provide otherwise, and the court may order indemnification under certain circumstances set forth in the statute. The statute further provides that a corporation may in its articles of incorporation or bylaws or by contract or resolution provide indemnification in addition to that provided by the statute, subject to certain conditions set forth in the statute.

   Wachovia's Bylaws provide for the indemnification of Wachovia's directors and executive officers by Wachovia against liabilities arising out of his status as such, excluding any liability relating to activities which were at the time taken known or believed by such person to be clearly in conflict with the best interests of Wachovia. Wachovia's articles of incorporation provide for the elimination of the personal liability of each director of Wachovia to the fullest extent permitted by the provisions of the NCBC Act, as the same may from time to time be in effect.

   Wachovia maintains directors and officers liability insurance. In general, the policy insures (i) Wachovia's directors and officers against loss by reason of any of their wrongful acts, and/or (ii) Wachovia against loss arising from claims against the directors and officers by reason of their wrongful acts, all subject to the terms and conditions contained in the policy.

   Under agreements which may be entered into by Wachovia, certain controlling persons, directors and officers of Wachovia may be entitled to indemnification by underwriters and agents who participate in the distribution of the Capital Securities covered by the Registration Statement against certain liabilities, including liabilities under the Securities Act.

   The declaration of trust of Wachovia Capital Trust II provides that no trustee, affiliate of any trustee or any officers, directors, stockholders, members, partners, employees, representatives or agents of any trustee or any employee or agent of Wachovia Capital Trust II or its affiliates, each referred to as an indemnified person, shall be liable, responsible or accountable in damages or otherwise to any employee or agent of Wachovia Capital Trust II or its affiliates or any officers, directors, stockholders, employees, representatives or agents of Wachovia, or its affiliates, or to any holders of trust securities of Wachovia Capital Trust II for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such indemnified person in good faith on behalf of Wachovia Capital Trust II and in a manner such indemnified person reasonably believed to be within the scope of the authority conferred on such indemnified person by the declaration of trust or by law, except that an indemnified person shall be liable for any such loss, damage or claim incurred by reason of such indemnified person's gross negligence (or, in the case of the property trustee of Wachovia Capital Trust II, negligence) or willful misconduct with respect to such acts or omissions. The declaration of trust also provides that Wachovia shall indemnify and hold harmless each indemnified person from and against any loss, liability, damage, claim, or expense including taxes (other than taxes based on the income of such indemnified person) incurred by such indemnified person without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of Wachovia Capital Trust II, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties under the declaration of trust. The declaration of trust further provides that to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an indemnified person in defending any claim, demand, action, suit or proceeding or the final disposition of such claim, demand, action, suit or proceeding shall, from time to time, be advanced by Wachovia prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by Wachovia of an undertaking by or on behalf of the indemnified person to repay such amount if it shall be determined that the indemnified person is not entitled to be indemnified pursuant to the declaration of trust.

   Under the amended and restated declaration of trust of Central Fidelity Capital Trust I, to the extent that, at law or in equity, an administrative trustee has duties (including fiduciary duties) and liabilities relating thereto to Central Fidelity Capital Trust I or to the holders of the capital securities, administrative trustee shall not be liable to Central Fidelity Capital Trust I or to any holders of the capital securities for the amended and restated declaration of trust, except that the administrative trustee will be liable for any act or omission of gross negligence or willful misconduct. Under the amended and restated declaration of trust of Central Fidelity Capital Trust I, Wachovia, as depositor of Central Fidelity Capital Trust I, has agreed (i) to indemnify and hold harmless each issuer trustee and any employee or agent of Central Fidelity Capital Trust I or its affiliates from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such person by reason of the creation, operation or termination of Central Fidelity Capital Trust I or any act or omission performed or omitted by such person in good faith on behalf of Central Fidelity Capital Trust I and in a manner such person reasonably believes to be within the scope of authority conferred on such person by the declaration of trust, except that no person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such person by reason of negligence or willful misconduct with respect to such acts or omissions, and (ii) to advance expenses (including legal fees) incurred by such person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding.

Item 16. Exhibits.

  Exhibit
    No.                                                 Description
-----------                                             -----------

 4(a)(i)    --Certificate of Trust of Wachovia Capital Trust II (Incorporated by reference to Exhibit 4(a)(i)
              to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(ii)   --Declaration of Trust of Wachovia Capital Trust II (Incorporated by reference to Exhibit 4(b)(ii)
              to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(iii)  --Form of Amended and Restated Declaration of Trust to be used in connection with the issuance of the Preferred Securities of Wachovia Capital Trust II (Incorporated by reference to Exhibit
              4(b)(iv) to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(iv)   --Form of Junior Subordinated Indenture between Legacy Wachovia and The First National
              Bank of Chicago, as Trustee (Incorporated by reference to Exhibit 4(c) to Legacy Wachovia's
              Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(v)    --First Supplemental Indenture among Wachovia, Legacy Wachovia and Bank One, National
              Association, dated August 31, 2001.

 4(a)(vi)   --Form of Preferred Security of Wachovia Capital Trust II (Incorporated by reference to Exhibit
              4(e) to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(vii)  --Form of Preferred Securities Guarantee (Incorporated by reference to Exhibit 4(g) to Legacy
              Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(b)(i)    --Certificate of Trust of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit 4.2 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(ii)   --Declaration of Trust of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit
              4.3 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(iii)  --Amended and Restated Declaration of Trust of Central Fidelity Capital Trust I (Incorporated by
              reference to Exhibit 4.4 of Central Fidelity Banks, Inc.'s Registration Statement on Form S-4
              (No. 333-28917)).

 4(b)(iv)   --Assignment of Declaration of Trust between Legacy Wachovia and Central Fidelity Banks,
              Inc., dated December 15, 1997.

 4(b)(v)    --Assignment of Declaration of Trust of Central Fidelity Capital Trust I between Legacy
              Wachovia and Wachovia, dated August 31, 2001.

 4(b)(vi)   --Junior Subordinated Indenture between Central Fidelity Banks, Inc. and The Bank of New
              York, as Debenture Trustee (Incorporated by reference to Exhibit 4.1 to Central Fidelity Banks,
              Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(vii)  --First Supplemental Indenture between Legacy Wachovia and The Bank of New York, dated
              December 15, 1997.

 4(b)(viii) --Second Supplemental Indenture among Wachovia, Legacy Wachovia and The Bank of New
              York, dated August 31, 2001.

 4(b)(ix)   --Form of Capital security Certificate for Central Fidelity Capital Trust I (Incorporated by
              reference to Exhibit 4.5 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4
              (No. 333-28917)).

 4(b)(x)    --Form of Junior Subordinated Debt Security (Incorporated by reference to Exhibit 4.7 to Central
              Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(xi)   --Form of New Guarantee Agreement for the benefit of the holders of the Trust Securities
              (Incorporated by reference to Exhibit 4.6 to Central Fidelity Banks, Inc.'s Registration
              Statement on Form S-4 (No. 333-28917)).

 4(b)(xii)  --Assignment of Guarantee between Legacy Wachovia and Central Fidelity Banks, Inc., dated
              December 15, 1997.

 4(b)(xiii) --Assignment of Guarantee between Legacy Wachovia and First Union Corporation dated
              August 31, 2001.

 Exhibit
   No.                                                Description
----------                                            -----------

 4(b)(xiv) --Registration Agreement among Central Fidelity Banks, Inc., Central Fidelity Capital Trust I
             and the Initial Purchasers (Incorporated by reference to Exhibit 4.8 to Central Fidelity Banks,
             Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 5         --Opinion of Ross E. Jeffries, Esq.

 8         --Opinion of Sullivan & Cromwell as to certain federal income tax matters.

12         --Statement setting forth computation of the ratio of earnings to fixed charges.

23(a)      --Consent of KPMG LLP.

23(b)      --Consent of Ernst & Young LLP.

23(c)      --Consent of Ross E. Jeffries (Included in Exhibit 5).

23(d)      --Consent of Sullivan & Cromwell (Included in Exhibit 8).

25(a)(ii)  --Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The
             First National Bank of Chicago, as Trustee under the Amended and Restated Declaration of
             Trust of Wachovia Capital Trust II (Incorporated by reference to Exhibit 25(b) to Legacy
             Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

25(a)(iii) --Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The
             First National Bank of Chicago, as Trustee under the Preferred Securities Guarantee of Legacy
             Wachovia with respect to the Preferred Securities of Wachovia Capital Trust II (Incorporated
             by reference to Exhibit 25(e) to Legacy Wachovia's Registration Statement on Form S-3 (No.
             333-19365)).

25(b)(i)   --Form T-1 Statement of Eligibility of The Bank of New York, as Trustee under the Junior
             Subordinated Indenture of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit
             25.1 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

25(b)(ii)  --Form T-1 Statement of Eligibility of The Bank of New York, as Trustee under the Amended and Restated Declaration of Trust of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit 25.2 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-
             28917)).

25(b)(iii) --Form T-1 Statement of Eligibility of The Bank of New York, as Trustee under the New
             Guarantee Agreement (Incorporated by reference to Exhibit 25.3 to Central Fidelity Banks,
             Inc.'s Registration Statement on Form S-4 of Central Fidelity Capital Trust I (No. 333-28917)).

Item 17. Undertakings.

   A. Undertakings to Update Annually.

   (1) The undersigned registrant hereby undertakes:

          (A) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section l0(a)(3) of the Securities Act of 1933 (as amended, the "Securities Act');

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that paragraphs (1)(A)(i) and (l)(A)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
          Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") that are incorporated by reference in the registration statement;

          (B) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (C) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (2) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses in the defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on October 23, 2001.

                                          WACHOVIA CORPORATION

                                   /S/ MARK C. TREANOR
                                          By:
                                             ---------------------------------
                                          Name: Mark C. Treanor
                                          Title:   Executive Vice President
                                                Secretary and General Counsel

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the date indicated.

         Signature                                Capacity
         ---------                                --------

 /S/ G. KENNEDY THOMPSON*   President, Chief Executive Officer and Director
---------------------------
    G. Kennedy Thompson

 /S/ LESLIE M. BAKER JR.*   Chairman and Director
---------------------------
    Leslie M. Baker Jr.

   /S/ ROBERT P. KELLY*     Executive Vice President and Chief Financial Officer
---------------------------
      Robert P. Kelly

   /S/ DAVID M. JULIAN*     Senior Vice President and Corporate
--------------------------- Controller (Principal Accounting Officer)
      David M. Julian

  /S/ F. DUANE ACKERMAN*    Director
---------------------------
     F. Duane Ackerman

   /S/ JAMES S. BALLOUN*    Director
---------------------------
     James S. Balloun

   /S/ ROBERT J. BROWN*     Director
---------------------------
      Robert J. Brown

  /S/ PETER C. BROWNING*    Director
---------------------------
     Peter C. Browning

 /S/ JOHN T. CASTEEN III*   Director
---------------------------
    John T. Casteen III

/S/ WILLIAM H. GOODWIN JR.* Director
---------------------------
  William H. Goodwin Jr.

   /S/ ROBERT A. INGRAM*    Director
---------------------------
     Robert A. Ingram

      Signature           Capacity
      ---------           --------


 /S/ RADFORD D. LOVETT*   Director
-------------------------
    Radford D. Lovett

 /S/ MACKEY J. MCDONALD*  Director
-------------------------
   Mackey J. McDonald

  /S/ JOSEPH NEUBAUER*    Director
-------------------------
     Joseph Neubauer

/S/ LLOYD U. NOLAND III*  Director
-------------------------
   Lloyd U. Noland III

    /S/ RUTH G. SHAW*     Director
-------------------------
      Ruth G. Shaw

   /S/ LANTY L. SMITH*    Director
-------------------------
     Lanty L. Smith

/S/ JOHN C. WHITAKER JR.* Director
-------------------------
  John C. Whitaker Jr.

  /S/ DONA DAVIS YOUNG*   Director
-------------------------
    Dona Davis Young

    /S/ MARK C. TREANOR
*By:
    --------------------------------
    Name: Mark C. Treanor
         Attorney-in-Fact

Dated: October 23, 2001

                                  Signatures

   Pursuant to the requirements of the Securities Act of 1933, Wachovia Capital Trust II and Central Fidelity Capital Trust I each has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina on October 23, 2001.

                                          WACHOVIA CAPITAL TRUST II

                                          By: Wachovia Corporation, as Sponsor

                                          By:
                                              ---------------------------------
                                             /s/ MARK C. TREANOR
                                             Name: Executive Vice Presidents
                                             Title: Secretary and General
                                             Counsel

                                          CENTRAL FIDELITY CAPITAL TRUST I

                                          By: Wachovia Corporation, as Sponsor

                                          By:
                                              ---------------------------------
                                             /s/ MARK C. TREANOR
                                             Name: Executive Vice President
                                             Title: Secretary and General
                                             Counsel

                                 Exhibit Index

  Exhibit
    No.                                                 Description
-----------                                             -----------

 4(a)(i)    --Certificate of Trust of Wachovia Capital Trust II (Incorporated by reference to Exhibit 4(a)(i)
              to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(ii)   --Declaration of Trust of Wachovia Capital Trust II (Incorporated by reference to Exhibit 4(b)(ii)
              to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(iii)  --Form of Amended and Restated Declaration of Trust to be used in connection with the issuance of the Preferred Securities of Wachovia Capital Trust II (Incorporated by reference to Exhibit
              4(b)(iv) to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(iv)   --Form of Junior Subordinate Indenture between Legacy Wachovia and The First National Bank of Chicago, as Trustee (Incorporated by reference to Exhibit 4(c) to Legacy Wachovia's
              Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(v)    --Form of Preferred Security of Wachovia Capital Trust II (Incorporated by reference to Exhibit
              4(e) to Legacy Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(vi)   --Form of Junior Subordinated Deferrable Interest Debenture of Legacy Wachovia (Incorporated
              by reference to Exhibit 4(f) to Legacy Wachovia's Registration Statement on Form S-3 (No.
              333-19365)).

 4(a)(vii)  --Form of Preferred Securities Guarantee (Incorporated by reference to Exhibit 4(g) to Legacy
              Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

 4(a)(viii) --First Supplemental Indenture among Wachovia, Legacy Wachovia and The First National Bank of Chicago, dated August 31, 2001.

 4(b)(i)    --Certificate of Trust of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit 4.2 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(ii)   --Declaration of Trust of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit
              4.3 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(iii)  --Amended and Restated Declaration of Trust of Central Fidelity Capital Trust I (Incorporated by
              reference to Exhibit 4.4 of Central Fidelity Banks, Inc.'s Registration Statement on Form S-4
              (No. 333-28917)).

 4(b)(iv)   --Assignment of Declaration of Trust between Legacy Wachovia and Central Fidelity Banks,
              Inc., dated December 15, 1997.

 4(b)(v)    --Assignment of Declaration of Trust of Central Fidelity Capital Trust I between Legacy
              Wachovia and Wachovia, dated August 31, 2001.

 4(b)(vi)   --Junior Subordinated Indenture between Central Fidelity Banks, Inc. and The Bank of New
              York, as Debenture Trustee (Incorporated by reference to Exhibit 4.1 to Central Fidelity Banks,
              Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 4(b)(vii)  --First Supplemental Indenture among Legacy Wachovia, Central Fidelity Banks, Inc. and The
              Bank of New York, dated December 15, 1997.

 4(b)(viii) --Second Supplemental Indenture among Wachovia, Legacy Wachovia and The Bank of New
              York, dated August 31, 2001.

 4(b)(ix)   --Form of Capital security Certificate for Central Fidelity Capital Trust I (Incorporated by
              reference to Exhibit 4.5 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4
              (No. 333-28917)).

 4(b)(x)    --Form of Junior Subordinated Debt Security (Incorporated by reference to Exhibit 4.7 to Central
              Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

  Exhibit
    No.                                                Description
-----------                                            -----------

 4(b)(xi)   --Form of New Guarantee Agreement for the benefit of the holders of the Trust Securities
              (Incorporated by reference to Exhibit 4.6 to Central Fidelity Banks, Inc.'s Registration
              Statement on Form S-4 (No. 333-28917)).

 4(b)(xii)  --Assignment of Guarantee between Legacy Wachovia and Central Fidelity Banks, Inc., dated
              December 15, 1997.

 4(b)(xiii) --Assignment of Guarantee between Legacy Wachovia and First Union Corporation dated
              August 31, 2001.

 4(b)(xiv)  --Registration Agreement among Central Fidelity Banks, Inc., Central Fidelity Capital Trust I
              and the Initial Purchasers (Incorporated by reference to Exhibit 4.8 to Central Fidelity Banks,
              Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

 5          --Opinion of Ross E. Jeffries.

 8          --Opinion of Sullivan & Cromwell as to certain federal income tax matters.

12          --Statement setting forth computation of the ratio of earnings to fixed charges.

23(a)       --Consent of KPMG LLP.

23(b)       --Consent of Ernst & Young LLP.

23(c)       --Consent of Ross E. Jeffries (Included in Exhibit 5).

23(d)       --Consent of Sullivan & Cromwell (Included in Exhibit 8).

25(a)(i)    --Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The
              First National Bank of Chicago, as Trustee under the Indenture of Wachovia Capital Trust II
              (Incorporated by reference to Exhibit 25(a) to Wachovia Corporation's Registration Statement
              on Form S-3 (No. 333-19365)).

25(a)(ii)   --Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The
              First National Bank of Chicago, as Trustee under the Amended and Restated Declaration of
              Trust of Wachovia Capital Trust II (Incorporated by reference to Exhibit 25(b) to Legacy
              Wachovia's Registration Statement on Form S-3 (No. 333-19365)).

25(a)(iii)  --Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The
              First National Bank of Chicago, as Trustee under the Preferred Securities Guarantee of Legacy
              Wachovia with respect to the Preferred Securities of Wachovia Capital Trust II (Incorporated
              by reference to Exhibit 25(e) to Legacy Wachovia's Registration Statement on Form S-3 (No.
              333-19365)).

25(b)(i)    --Form T-1 Statement of Eligibility of The Bank of New York, as Trustee under the Junior
              Subordinated Indenture of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit
              25.1 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-28917)).

25(b)(ii)   --Form T-1 Statement of Eligibility of The Bank of New York, as Trustee under the Amended and Restated Declaration of Trust of Central Fidelity Capital Trust I (Incorporated by reference to Exhibit 25.2 to Central Fidelity Banks, Inc.'s Registration Statement on Form S-4 (No. 333-
              28917)).

25(b)(iii)  --Form T-1 Statement of Eligibility of The Bank of New York, as Trustee under the New
              Guarantee Agreement (Incorporated by reference to Exhibit 25.3 to Central Fidelity Banks,
              Inc.'s Registration Statement on Form S-4 of Central Fidelity Capital Trust I (No. 333-28917)).
